            As filed with the Securities and Exchange Commission on July 2, 2007

                                            1933 Act Registration No. 333-68842

                                            1940 Act Registration No. 811-03214
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-4

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                      POST-EFFECTIVE AMENDMENT NO. 14 /X/

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                              AMENDMENT NO. 76 /X/

                  Lincoln National Variable Annuity Account C
                           (Exact Name of Registrant)

                             Multi-Fund (Reg. TM) 5

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           1300 South Clinton Street
                              Post Office Box 1110
                           Fort Wayne, Indiana 46801
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (260) 455-2000

                           Dennis L. Schoff, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                              Fort Wayne, IN 46801
                    (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jo Ardington, Esquire
                  The Lincoln National Life Insurance Company
                           1300 South Clinton Street
                              Post Office Box 1110
                             Fort Wayne, IN 46801

            Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

/x/  immediately upon filing pursuant to paragraph (b) of Rule 485

/ /  on _______________, pursuant to paragraph (b) of Rule 485

/ /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

/ /  on ______________, pursuant to paragraph (a)(1) of Rule 485

                     Title of Securities being registered:
           Interests in a separate account under individual flexible
                  payment deferred variable annuity contracts.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C
              Multi-Fund(R), Multi-Fund(R) 5, Multi-Fund(R) Select

                   Lincoln National Variable Annuity Account E
                               The American Legacy

                   Lincoln National Variable Annuity Account H
                          American Legacy Product Suite

                   Lincoln National Variable Annuity Account L
                             Group Variable Annuity

                     Lincoln Life Variable Annuity Account N
             ChoicePlus Product Suite, ChoicePlus II Product Suite,
              ChoicePlus Assurance Product Suite, ChoicePlus Design

                     Lincoln Life Variable Annuity Account Q
                               Multi-Fund(R) Group

                    Lincoln National Variable Annuity Fund A
                                Group, Individual

                 Supplement to the Prospectus dated May 1, 2007


On July 2, 2007, Jefferson Pilot Financial Insurance Company merged with and into The Lincoln National Life Insurance Company ("LNL"). Both companies are direct subsidiaries of Lincoln National Corporation ("LNC"). LNC is a publicly held insurance and financial services holding company incorporated in Indiana.

The section in your prospectus entitled Financial Statements is replaced in its entirety with the following:

The financial statements of the VAA, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary, The Lincoln National Life Insurance Company and Jefferson Pilot Life Insurance Company and Subsidiary, as well as the supplemental consolidated financial statements for LNL are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of the prospectus, or call the customer service number listed in your prospectus.

               Please retain this supplement for future reference.

                                   PART A

The prospectus for the Multi-Fund(R) 5 variable annuity contracts is incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

Supplement to the prospectus for the Multi-Fund(R) 5 variable annuity contracts is incorporated herein by reference to 497 Filing (File No. 333-68842) filed on May 1, 2007.

Supplement to the prospectus for the Multi-Fund(R) 5 variable annuity contracts is incorporated herein by reference to 497 Filing (File No. 333-68842) filed on June 6, 2007.

Multi-Fund (Reg. TM) 5
Lincoln National
Variable Annuity Account C   (Registrant)

The Lincoln National Life Insurance Company   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Multi-Fund (Reg. TM) 5 prospectus of Lincoln National Variable Annuity Account C dated May 1, 2007. You may obtain a copy of the Multi-Fund (Reg. TM) 5 prospectus on request and without charge. Please write Multi-Fund (Reg. TM) Customer Service, The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-800-4LINCOLN (454-6265).



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Examples of Regular Income Payment
Calculations                                    B-3


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-4
Advertising                                     B-4
Additional Services                             B-5
Other Information                               B-6
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2007.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm

The financial statements of the VAA, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary, Jefferson-Pilot Life Insurance Company and Subsidiary and The Lincoln National Life Insurance Company, as well as the supplemental consolidated financial statements of The Lincoln National Life Insurance Company appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with the Delaware Management Holdings, Inc. and Delaware Service Company, Inc., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Pending regulatory approval Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, will serve as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus as of May 1, 2007. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation, our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. Lincoln Life acting as Principal Underwriter paid, $32,506,660, $43,591,657 and $42,009,778 to LFA and Selling Firms in 2004, 2005, and 2006, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.

In the event LFD does not obtain regulatory approval by May 1, 2007, then Lincoln Life will serve as Principal Underwriter until LFD is able to assume the duties of Principal Underwriter. Lincoln Life is not a member of the Securities Investors Protection Corporation.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax (and less any surrender charges on purchase payments in the contract for less than 12 months if bonus credits applied to the purchase payments);

 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.

         Annuitant ........................... Male, Age 65
         Secondary Life ...................... Female, Age 63
         Purchase Payment .................... $200,000.00
         Regular Income Payment Frequency .... Annual
         AIR ................................. 4.0%
         Hypothetical Investment Return ...... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment .............. $ 10,813.44              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,732.10 with the 15-year access period and $9,004.45 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,003.88 (assuming no withdrawals) will be used to continue the $10,813.44 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.



Advertising
The Lincoln National Life Insurance Company (Lincoln Life) is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the VAA. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund's sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund's holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher.

There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements

Financial statements of the VAA, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary, Jefferson-Pilot Life Insurance Company and Subsidiary and The Lincoln National Life Insurance Company, as well as the supplemental consolidated financial statements for Lincoln Life appear on the following pages.

                  LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

                                                                                                        MORTALITY &
                                                                 CONTRACT                   CONTRACT      EXPENSE
                                                                PURCHASES                 REDEMPTIONS    GUARANTEE
                                                                DUE FROM                     DUE TO       CHARGES
                                                               THE LINCOLN                THE LINCOLN    PAYABLE TO
                                                                 NATIONAL                   NATIONAL    THE LINCOLN
                                                                   LIFE                       LIFE     NATIONAL LIFE
                                                                INSURANCE                  INSURANCE     INSURANCE
SUBACCOUNT                                        INVESTMENTS    COMPANY    TOTAL ASSETS    COMPANY       COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                             $    172,845    $     --   $    172,845    $     --      $    19     $    172,826
AIM V.I. International Growth                         732,576          --        732,576          --           68          732,508
ABVPSF Global Technology Class B                   32,395,291          --     32,395,291      30,258        2,684       32,362,349
ABVPSF Growth and Income Class B                   59,058,697      56,930     59,115,627          --        4,909       59,110,718
ABVPSF International Value Class B                    812,271          --        812,271          --           73          812,198
ABVPSF Small/Mid Cap Value Class A                    446,854          --        446,854          --           42          446,812
American Century VP Inflation Protection
   Class 2                                          1,445,138          --      1,445,138          --          160        1,444,978
American Century VP International                      23,288          --         23,288          --            1           23,287
American Funds Global Growth Class 2               61,070,130      50,600     61,120,730          --        5,077       61,115,653
American Funds Growth Class 2                     810,480,972          --    810,480,972     107,187       67,482      810,306,303
American Funds Growth-Income Class 2              162,745,940     311,414    163,057,354          --       13,847      163,043,507
American Funds International Class 2              310,920,475          --    310,920,475      99,732       25,787      310,794,956
Baron Capital Asset                               184,139,479          --    184,139,479     140,543       15,329      183,983,607
Delaware VIPT Capital Reserves Service Class          102,075          --        102,075          --           11          102,064
Delaware VIPT Diversified Income                   81,779,348     121,443     81,900,791          --        6,768       81,894,023
Delaware VIPT Diversified Income Service Class      8,348,667       8,089      8,356,756          --          757        8,355,999
Delaware VIPT Emerging Markets Service Class        1,405,713          --      1,405,713          --          139        1,405,574
Delaware VIPT Global Bond                              32,065          --         32,065         106            1           31,958
Delaware VIPT High Yield                           15,998,574      26,368     16,024,942          --        1,324       16,023,618
Delaware VIPT High Yield Service Class                775,072       5,153        780,225          --           64          780,161
Delaware VIPT REIT                                323,316,886          --    323,316,886      19,193       26,701      323,270,992
Delaware VIPT REIT Service Class                    7,549,061       8,356      7,557,417          --          619        7,556,798
Delaware VIPT Small Cap Value Service Class       337,789,993          --    337,789,993      57,011       28,164      337,704,818
Delaware VIPT Trend                               298,324,472          --    298,324,472     312,129       24,879      297,987,464
Delaware VIPT Trend Service Class                   2,772,916       4,144      2,777,060          --          230        2,776,830
Delaware VIPT U.S. Growth Service Class                13,796          --         13,796          --            1           13,795
Delaware VIPT Value                               217,895,945     456,019    218,351,964          --       18,148      218,333,816
Delaware VIPT Value Service Class                   4,115,932      11,661      4,127,593          --          341        4,127,252
DWS VIP Equity 500 Index                          277,392,415     192,583    277,584,998          --       23,049      277,561,949
DWS VIP Equity 500 Index Service Class              2,519,667       3,462      2,523,129          --          208        2,522,921
DWS VIP Small Cap Index                            72,270,231      39,643     72,309,874          --        6,035       72,303,839
DWS VIP Small Cap Index Service Class               1,748,808       3,457      1,752,265          --          145        1,752,120
Fidelity VIP Contrafund Service Class             256,576,722          --    256,576,722      68,387       21,397      256,486,938
Fidelity VIP Contrafund Service Class 2            10,541,769      24,995     10,566,764          --          871       10,565,893
Fidelity VIP Growth Service Class                  70,029,194      15,843     70,045,037          --        5,821       70,039,216
Fidelity VIP Growth Service Class 2                   924,683       1,313        925,996          --           77          925,919
Fidelity VIP Mid Cap Service Class 2                  959,582       1,484        961,066          --           89          960,977
FTVIPT Franklin Income Securities Class 2             404,197          --        404,197          --           42          404,155
FTVIPT Mutual Shares Securities Class 2               204,289          --        204,289          --           20          204,269
FTVIPT Templeton Global Income Securities
   Class 2                                            256,605          --        256,605          --           25          256,580
Janus Aspen Series Worldwide Growth                   670,727          --        670,727         327           45          670,355
Lincoln VIPT Aggressive Growth                    196,777,748          --    196,777,748     136,613       16,314      196,624,821
Lincoln VIPT Aggressive Growth Service Class          976,215       1,336        977,551          --           81          977,470
Lincoln VIPT Aggressive Profile                    10,225,548          --     10,225,548     499,905          844        9,724,799
Lincoln VIPT Aggressive Profile Service Class       2,352,197       9,694      2,361,891          --          194        2,361,697
Lincoln VIPT Bond                                 359,625,183      63,800    359,688,983          --       29,871      359,659,112
Lincoln VIPT Bond Service Class                     6,497,646      21,829      6,519,475          --          535        6,518,940
Lincoln VIPT Capital Appreciation                 454,187,497          --    454,187,497     290,092       37,580      453,859,825

See accompanying notes.

                                                                                                          MORTALITY
                                                                                                          & EXPENSE
                                                                  CONTRACT                                GUARANTEE
                                                                 PURCHASES                    CONTRACT     CHARGES
                                                                  DUE FROM                  REDEMPTIONS  PAYABLE TO
                                                                    THE                        DUE TO       THE
                                                                  LINCOLN                   THE LINCOLN   LINCOLN
                                                                  NATIONAL                    NATIONAL    NATIONAL
                                                                   LIFE                        LIFE         LIFE
                                                                 INSURANCE                   INSURANCE    INSURANCE
SUBACCOUNT                                        INVESTMENTS     COMPANY    TOTAL ASSETS     COMPANY      COMPANY     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Capital Appreciation Service Class  $      356,689   $    405  $      357,094     $     --    $     29  $      357,065
Lincoln VIPT Conservative Profile                     6,612,319        634       6,612,953           --         550       6,612,403
Lincoln VIPT Conservative Profile Service Class       1,229,449      2,943       1,232,392           --         118       1,232,274
Lincoln VIPT Core                                         7,708         --           7,708           --           1           7,707
Lincoln VIPT Equity-Income                          694,029,947         --     694,029,947      362,961      57,661     693,609,325
Lincoln VIPT Equity-Income Service Class              3,593,904      4,892       3,598,796           --         297       3,598,499
Lincoln VIPT Global Asset Allocation                242,137,634         --     242,137,634       36,039      20,047     242,081,548
Lincoln VIPT Global Asset Allocation
   Service Class                                        973,326      1,521         974,847           --          80         974,767
Lincoln VIPT Growth                                      67,809         --          67,809           --           6          67,803
Lincoln VIPT Growth and Income                    1,917,347,602         --   1,917,347,602      977,924     159,070   1,916,210,608
Lincoln VIPT Growth and Income Service Class          2,016,417      5,571       2,021,988           --         167       2,021,821
Lincoln VIPT Growth Opportunities Service Class          14,257         --          14,257           --           1          14,256
Lincoln VIPT International                          570,653,334    586,667     571,240,001           --      47,216     571,192,785
Lincoln VIPT International Service Class              5,391,611     21,539       5,413,150           --         444       5,412,706
Lincoln VIPT Managed                                506,285,858         --     506,285,858      154,205      42,008     506,089,645
Lincoln VIPT Managed Service Class                    2,056,506      2,768       2,059,274           --         170       2,059,104
Lincoln VIPT Moderate Profile                        21,514,289    105,038      21,619,327           --       1,849      21,617,478
Lincoln VIPT Moderate Profile Service Class           7,409,894     10,113       7,420,007           --         842       7,419,165
Lincoln VIPT Moderately Aggressive Profile           21,637,676      3,746      21,641,422           --       1,785      21,639,637
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                      7,598,462     21,738       7,620,200           --         767       7,619,433
Lincoln VIPT Money Market                            89,098,651    954,313      90,052,964           --       7,367      90,045,597
Lincoln VIPT Money Market Service Class               1,090,503        328       1,090,831           --          90       1,090,741
Lincoln VIPT Social Awareness                     1,001,019,718         --   1,001,019,718      125,146      83,125   1,000,811,447
Lincoln VIPT Social Awareness Service Class           3,658,356     11,884       3,670,240           --         303       3,669,937
Lincoln VIPT Special Opportunities                  750,872,015         --     750,872,015      186,137      62,359     750,623,519
Lincoln VIPT Special Opportunities
   Service Class                                      8,349,189     21,790       8,370,979           --         691       8,370,288
MFS VIT Capital Opportunities                            51,228         --          51,228           --           4          51,224
MFS VIT Total Return                                  1,834,743         --       1,834,743           38         175       1,834,530
MFS VIT Utilities                                   190,693,450     51,336     190,744,786           --      15,834     190,728,952
MFS VIT Utilities Service Class                       5,211,041     12,010       5,223,051           --         430       5,222,621
NB AMT Mid-Cap Growth                               131,364,730     45,750     131,410,480           --      10,937     131,399,543
NB AMT Partners                                          29,594         --          29,594           --           1          29,593
NB AMT Regency                                          858,633         --         858,633           18          84         858,531
Putnam VT Health Sciences Class IB                      162,532         --         162,532           --          14         162,518
WFVT Advantage Equity Income                            196,382         --         196,382           --          21         196,361
WFVT Advantage Large Company Growth                      58,529         --          58,529           --           7          58,522
WFVT Advantage Small Cap Growth                         292,004         --         292,004           --          28         291,976

See accompanying notes.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                                  DIVIDENDS    MORTALITY       NET
                                                    FROM      AND EXPENSE   INVESTMENT
                                                  INVESTMENT   GUARANTEE      INCOME
SUBACCOUNT                                          INCOME      CHARGES       (LOSS)
--------------------------------------------------------------------------------------
AIM V.I. Core Equity                             $       922  $    (1,513) $      (591)
AIM V.I. International Growth                          6,802       (5,446)       1,356
ABVPSF Global Technology Class B                          --     (338,890)    (338,890)
ABVPSF Growth Class B                                     --      (54,206)     (54,206)
ABVPSF Growth and Income Class B                      83,914     (342,432)    (258,518)
ABVPSF International Value Class B                        --       (2,042)      (2,042)
ABVPSF Small/Mid Cap Value Class A                     4,097       (9,929)      (5,832)
American Century VP Inflation Protection
   Class 2                                            36,458      (12,954)      23,504
American Century VP International                      1,681         (350)       1,331
American Funds Global Growth Class 2                 353,460     (425,984)     (72,524)
American Funds Growth Class 2                      6,202,030   (7,779,583)  (1,577,553)
American Funds Growth-Income Class 2               2,283,026   (1,283,610)     999,416
American Funds International Class 2               4,692,628   (2,720,352)   1,972,276
Baron Capital Asset                                       --   (1,798,203)  (1,798,203)
Delaware VIPT Capital Reserves Service Class           3,176       (1,036)       2,140
Delaware VIPT Diversified Income                     384,651     (531,576)    (146,925)
Delaware VIPT Diversified Income Service Class        65,196      (62,322)       2,874
Delaware VIPT Emerging Markets Service Class          10,396      (12,333)      (1,937)
Delaware VIPT Global Bond                            943,735     (217,779)     725,956
Delaware VIPT High Yield                             248,168      (77,415)     170,753
Delaware VIPT High Yield Service Class                 9,719       (3,372)       6,347
Delaware VIPT REIT                                 4,856,452   (2,725,705)   2,130,747
Delaware VIPT REIT Service Class                      64,603      (48,849)      15,754
Delaware VIPT Small Cap Value Service Class           76,125   (3,245,753)  (3,169,628)
Delaware VIPT Trend                                       --   (3,212,064)  (3,212,064)
Delaware VIPT Trend Service Class                         --      (20,819)     (20,819)
Delaware VIPT U.S. Growth Service Class                   --          (29)         (29)
Delaware VIPT Value                                2,668,302   (1,794,875)     873,427
Delaware VIPT Value Service Class                     23,730      (24,494)        (764)
DWS VIP Equity 500 Index                           1,691,266   (2,140,997)    (449,731)
DWS VIP Equity 500 Index Service Class                13,342      (17,008)      (3,666)
DWS VIP Small Cap Index                              484,757     (704,264)    (219,507)
DWS VIP Small Cap Index Service Class                  3,977      (12,150)      (8,173)
Fidelity VIP Contrafund Service Class              2,700,653   (2,438,651)     262,002
Fidelity VIP Contrafund Service Class 2               79,446      (70,230)       9,216
Fidelity VIP Growth Service Class                    219,577     (747,877)    (528,300)
Fidelity VIP Growth Service Class 2                      731       (6,446)      (5,715)
Fidelity VIP Mid Cap Service Class 2                     939       (9,190)      (8,251)
FTVIPT Franklin Income Securities Class 2                 --       (1,606)      (1,606)
FTVIPT Mutual Shares Securities Class 2                   --         (495)        (495)
FTVIPT Templeton Global Income Securities
   Class 2                                             2,926       (1,440)       1,486
Janus Aspen Series Worldwide Growth                    8,746     (578,575)    (569,829)
Lincoln VIPT Aggressive Growth                            --   (2,039,600)  (2,039,600)
Lincoln VIPT Aggressive Growth Service Class              --       (6,384)      (6,384)
Lincoln VIPT Aggressive Profile                       80,366      (75,574)       4,792
Lincoln VIPT Aggressive Profile Service Class          7,865      (12,104)      (4,239)
Lincoln VIPT Bond                                 15,645,461   (3,621,606)  12,023,855
Lincoln VIPT Bond Service Class                      246,711      (47,064)     199,647
Lincoln VIPT Capital Appreciation                    836,953   (4,741,431)  (3,904,478)
Lincoln VIPT Capital Appreciation Service Class           --       (2,400)      (2,400)
Lincoln VIPT Conservative Profile                     85,210      (41,587)      43,623
Lincoln VIPT Conservative Profile Service Class       11,719       (8,831)       2,888
Lincoln VIPT Core                                         67          (39)          28
Lincoln VIPT Equity-Income                         8,957,568   (7,097,761)   1,859,807
Lincoln VIPT Equity-Income Service Class              32,809      (25,955)       6,854
Lincoln VIPT Global Asset Allocation               3,045,038   (2,373,767)     671,271

See accompanying notes.

                                                                                                NET CHANGE IN   NET INCREASE
                                                                   DIVIDENDS                     UNREALIZED      (DECREASE)
                                                                     FROM         TOTAL NET     APPRECIATION   IN NET ASSETS
                                                  NET REALIZED   NET REALIZED      REALIZED          OR          RESULTING
                                                 GAIN (LOSS) ON     GAIN ON      GAIN (LOSS)    DEPRECIATION        FROM
SUBACCOUNT                                         INVESTMENTS    INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS    OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                              $        108    $       --    $        108     $    13,586    $    13,103
AIM V.I. International Growth                            7,230            --           7,230         113,370        121,956
ABVPSF Global Technology Class B                       713,132            --         713,132       1,761,120      2,135,362
ABVPSF Growth Class B                                1,303,239            --       1,303,239      (2,404,024)    (1,154,991)
ABVPSF Growth and Income Class B                       308,696       376,767         685,463       7,816,401      8,243,346
ABVPSF International Value Class B                       5,441            --           5,441          74,633         78,032
ABVPSF Small/Mid Cap Value Class A                      93,899        67,735         161,634         (48,739)       107,063
American Century VP Inflation Protection
   Class 2                                              (7,003)           --          (7,003)        (12,423)         4,078
American Century VP International                       34,656            --          34,656         (20,946)        15,041
American Funds Global Growth Class 2                   221,771            --         221,771       7,473,099      7,622,346
American Funds Growth Class 2                        4,826,867     4,849,502       9,676,369      59,637,260     67,736,076
American Funds Growth-Income Class 2                   110,847     2,837,301       2,948,148      13,234,211     17,181,775
American Funds International Class 2                 1,898,635     2,453,674       4,352,309      37,381,649     43,706,234
Baron Capital Asset                                  7,759,890            --       7,759,890      17,362,928     23,324,615
Delaware VIPT Capital Reserves Service Class               (28)           --             (28)            418          2,530
Delaware VIPT Diversified Income                        16,311            --          16,311       4,599,207      4,468,593
Delaware VIPT Diversified Income Service Class          29,264            --          29,264         376,606        408,744
Delaware VIPT Emerging Markets Service Class            42,314        26,322          68,636         162,951        229,650
Delaware VIPT Global Bond                           (6,710,567)    1,448,633      (5,261,934)      5,186,599        650,621
Delaware VIPT High Yield                                 5,626            --           5,626         763,481        939,860
Delaware VIPT High Yield Service Class                   1,493            --           1,493          34,311         42,151
Delaware VIPT REIT                                   7,566,156    16,192,270      23,758,426      48,428,116     74,317,289
Delaware VIPT REIT Service Class                         4,479       243,091         247,570       1,083,192      1,346,516
Delaware VIPT Small Cap Value Service Class          5,911,640    20,715,423      26,627,063      19,180,404     42,637,839
Delaware VIPT Trend                                  7,858,871            --       7,858,871      13,578,260     18,225,067
Delaware VIPT Trend Service Class                        4,102            --           4,102         133,360        116,643
Delaware VIPT U.S. Growth Service Class                      1            --               1             557            529
Delaware VIPT Value                                  1,507,863     3,530,619       5,038,482      31,601,073     37,512,982
Delaware VIPT Value Service Class                        3,057        36,651          39,708         501,827        540,771
DWS VIP Equity 500 Index                             2,101,787            --       2,101,787      33,345,836     34,997,892
DWS VIP Equity 500 Index Service Class                   4,739            --           4,739         245,511        246,584
DWS VIP Small Cap Index                              2,360,158     3,243,023       5,603,181       3,784,507      9,168,181
DWS VIP Small Cap Index Service Class                    2,592        45,875          48,467         122,324        162,618
Fidelity VIP Contrafund Service Class                2,428,906    20,351,046      22,779,952         543,131     23,585,085
Fidelity VIP Contrafund Service Class 2                  6,330       791,309         797,639         (83,179)       723,676
Fidelity VIP Growth Service Class                   (5,038,156)           --      (5,038,156)      9,588,125      4,021,669
Fidelity VIP Growth Service Class 2                      1,096            --           1,096          46,471         41,852
Fidelity VIP Mid Cap Service Class 2                     1,152        62,604          63,756          14,748         70,253
FTVIPT Franklin Income Securities Class 2                7,433            --           7,433          19,601         25,428
FTVIPT Mutual Shares Securities Class 2                     46            --              46          10,884         10,435
FTVIPT Templeton Global Income Securities
   Class 2                                                 650            --             650          12,768         14,904
Janus Aspen Series Worldwide Growth                (75,938,367)           --     (75,938,367)     75,337,727     (1,170,469)
Lincoln VIPT Aggressive Growth                      (7,808,002)           --      (7,808,002)     25,579,542     15,731,940
Lincoln VIPT Aggressive Growth Service Class             1,730            --           1,730          59,702         55,048
Lincoln VIPT Aggressive Profile                         73,118           361          73,479         946,484      1,024,755
Lincoln VIPT Aggressive Profile Service Class           32,409            51          32,460         152,722        180,943
Lincoln VIPT Bond                                      615,454            --         615,454         (25,109)    12,614,200
Lincoln VIPT Bond Service Class                            786            --             786           1,938        202,371
Lincoln VIPT Capital Appreciation                   (9,535,029)           --      (9,535,029)     51,290,762     37,851,255
Lincoln VIPT Capital Appreciation Service Class          1,981            --           1,981          24,215         23,796
Lincoln VIPT Conservative Profile                       18,920         1,595          20,515         321,291        385,429
Lincoln VIPT Conservative Profile Service Class          8,317           246           8,563          55,265         66,716
Lincoln VIPT Core                                          203            --             203             682            913
Lincoln VIPT Equity-Income                          12,055,089    56,107,389      68,162,478      (2,026,993)    67,995,292
Lincoln VIPT Equity-Income Service Class                (1,325)      184,603         183,278          67,865        257,997
Lincoln VIPT Global Asset Allocation                 3,773,552    11,378,430      15,151,982      13,884,927     29,708,180

                                                   DIVIDENDS
                                                     FROM       MORTALITY AND         NET
                                                  INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                          INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation Service
   Class                                         $     9,105    $     (6,665)     $     2,440
Lincoln VIPT Growth                                       --            (473)            (473)
Lincoln VIPT Growth and Income                    22,990,858     (19,287,736)       3,703,122
Lincoln VIPT Growth and Income Service Class          18,705         (14,690)           4,015
Lincoln VIPT Growth Opportunities Service Class           --            (384)            (384)
Lincoln VIPT International                        14,794,456      (4,847,830)       9,946,626
Lincoln VIPT International Service Class             110,213         (33,489)          76,724
Lincoln VIPT Managed                              12,012,764      (5,135,803)       6,876,961
Lincoln VIPT Managed Service Class                    38,825         (14,733)          24,092
Lincoln VIPT Moderate Profile                        176,380        (136,326)          40,054
Lincoln VIPT Moderate Profile Service Class           40,185         (56,281)         (16,096)
Lincoln VIPT Moderately Aggressive Profile           195,143        (142,513)          52,630
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                      44,057         (48,078)          (4,021)
Lincoln VIPT Money Market                          3,964,165        (866,724)       3,097,441
Lincoln VIPT Money Market Service Class               31,714          (7,194)          24,520
Lincoln VIPT Social Awareness                      8,495,556      (9,959,687)      (1,464,131)
Lincoln VIPT Social Awareness Service Class           21,213         (23,813)          (2,600)
Lincoln VIPT Special Opportunities                 9,166,842      (7,375,565)       1,791,277
Lincoln VIPT Special Opportunities Service
   Class                                              74,402         (56,627)          17,775
MFS VIT Capital Opportunities                            235            (535)            (300)
MFS VIT Total Return                                  34,829         (18,257)          16,572
MFS VIT Utilities                                  2,663,174      (1,459,786)       1,203,388
MFS VIT Utilities Service Class                       47,091         (31,302)          15,789
NB AMT Mid-Cap Growth                                     --      (1,303,861)      (1,303,861)
NB AMT Partners                                          202        (206,658)        (206,456)
NB AMT Regency                                         3,981         (10,654)          (6,673)
Putnam VT Health Sciences Class IB                    48,466         (70,059)         (21,593)
WFVT Advantage Equity Income                           2,725          (2,427)             298
WFVT Advantage Large Company Growth                       --            (917)            (917)
WFVT Advantage Small Cap Growth                           --          (3,285)          (3,285)

See accompanying notes.

                                                                   DIVIDENDS                     NET CHANGE      NET INCREASE
                                                                     FROM           TOTAL       IN UNREALIZED     (DECREASE)
                                                  NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                   GAIN (LOSS)      GAIN ON      GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                       ON INVESTMENTS   INVESTMENTS  ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation Service
   Class                                          $      1,413    $    28,808   $     30,221    $      54,526    $      87,187
Lincoln VIPT Growth                                     (1,753)            --         (1,753)           4,749            2,523
Lincoln VIPT Growth and Income                      24,748,567             --     24,748,567      174,023,294      202,474,983
Lincoln VIPT Growth and Income Service Class             2,029             --          2,029          164,863          170,907
Lincoln VIPT Growth Opportunities Service Class         (4,968)            --         (4,968)              44           (5,308)
Lincoln VIPT International                           7,346,541             --      7,346,541      105,243,883      122,537,050
Lincoln VIPT International Service Class                 6,920             --          6,920          774,608          858,252
Lincoln VIPT Managed                                 6,730,728             --      6,730,728       32,183,725       45,791,414
Lincoln VIPT Managed Service Class                       2,758             --          2,758          115,797          142,647
Lincoln VIPT Moderate Profile                           44,345            595         44,940        1,478,197        1,563,191
Lincoln VIPT Moderate Profile Service Class             72,338            151         72,489          460,825          517,218
Lincoln VIPT Moderately Aggressive Profile              70,628            702         71,330        1,816,422        1,940,382
Lincoln VIPT Moderately Aggressive Profile
   Service Class                                        38,357            161         38,518          579,941          614,438
Lincoln VIPT Money Market                                   --             --             --               --        3,097,441
Lincoln VIPT Money Market Service Class                     --             --             --               --           24,520
Lincoln VIPT Social Awareness                       15,390,083             --     15,390,083       90,631,778      104,557,730
Lincoln VIPT Social Awareness Service Class              6,001             --          6,001          286,086          289,487
Lincoln VIPT Special Opportunities                  25,626,511     26,908,595     52,535,106       47,061,264      101,387,647
Lincoln VIPT Special Opportunities Service
   Class                                                 9,774        182,924        192,698          587,247          797,720
MFS VIT Capital Opportunities                            1,213             --          1,213            4,770            5,683
MFS VIT Total Return                                    16,482         46,679         63,161           80,414          160,147
MFS VIT Utilities                                    6,125,142      5,057,500     11,182,642       27,259,805       39,645,835
MFS VIT Utilities Service Class                         14,176         95,974        110,150          777,919          903,858
NB AMT Mid-Cap Growth                                 (669,493)            --       (669,493)      17,507,439       15,534,085
NB AMT Partners                                      8,421,269          3,118      8,424,387       (9,090,426)        (872,495)
NB AMT Regency                                          41,676         55,184         96,860           (8,961)          81,226
Putnam VT Health Sciences Class IB                   1,959,758             --      1,959,758       (2,549,043)        (610,878)
WFVT Advantage Equity Income                             7,333            352          7,685           20,475           28,458
WFVT Advantage Large Company Growth                        791             --            791               65              (61)
WFVT Advantage Small Cap Growth                         11,415          8,185         19,600           22,322           38,637

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2005 AND 2006

                                                                                ABVPSF
                                                                 AIM V.I.       GLOBAL       ABVPSF
                                                   AIM V.I.   INTERNATIONAL   TECHNOLOGY     GROWTH
                                                 CORE EQUITY      GROWTH        CLASS B      CLASS B
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $     --      $324,064    $45,903,361  $ 15,353,249
Changes From Operations:
   - Net investment income (loss)                        --        (1,477)      (379,496)     (131,726)
   - Net realized gain (loss) on investments             --         3,372       (286,930)      639,125
   - Net change in unrealized appreciation or
     depreciation on investments                         --        53,540      1,036,722       659,878
                                                   --------      --------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        55,435        370,296     1,167,277
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --           351      3,978,583     1,205,162
   - Contract withdrawals & transfers to
     annuity reserves                                    --        (2,557)    (4,774,786)   (1,813,777)
   - Contract transfers                                  --         7,948     (8,973,532)   (2,735,073)
                                                   --------      --------    -----------  ------------
                                                         --         5,742     (9,769,735)   (3,343,688)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --        (10,363)          884
   - Annuity Payments                                    --            --         (7,182)       (3,549)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --            242            47
                                                   --------      --------    -----------  ------------
                                                         --            --        (17,303)       (2,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --         5,742     (9,787,038)   (3,346,306)
                                                   --------      --------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --        61,177     (9,416,742)   (2,179,029)
                                                   --------      --------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2005                          --       385,241     36,486,619    13,174,220
Changes From Operations:
   - Net investment income (loss)                      (591)        1,356       (338,890)      (54,206)
   - Net realized gain (loss) on investments            108         7,230        713,132     1,303,239
   - Net change in unrealized appreciation or
     depreciation on investments                     13,586       113,370      1,761,120    (2,404,024)
                                                   --------      --------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   13,103       121,956      2,135,362    (1,154,991)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --            --      3,218,650       499,881
   - Contract withdrawals & transfers to
     annuity reserves                                (7,672)       (4,295)    (3,896,333)     (728,493)
   - Contract transfers                             167,395       229,606     (5,575,326)  (11,741,145)
                                                   --------      --------    -----------  ------------
                                                    159,723       225,311     (6,253,009)  (11,969,757)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --            --             --       (47,612)
   - Annuity Payments                                    --            --         (7,059)       (1,860)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            --            436            --
                                                   --------      --------    -----------  ------------
                                                         --            --         (6,623)      (49,472)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           159,723       225,311     (6,259,632)  (12,019,229)
                                                   --------      --------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             172,826       347,267     (4,124,270)  (13,174,220)
                                                   --------      --------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2006                    $172,826      $732,508    $32,362,349  $         --
                                                   ========      ========    ===========  ============

See accompanying notes.

                                                                                           AMERICAN
                                                    ABVPSF       ABVPSF        ABVPSF       CENTURY
                                                  GROWTH AND  INTERNATIONAL   SMALL/MID  VP INFLATION      AMERICAN
                                                    INCOME        VALUE       CAP VALUE   PROTECTION        CENTURY
                                                    CLASS B      CLASS B       CLASS A      CLASS 2    VP INTERNATIONAL
                                                  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 2,016,382     $     --     $ 484,554   $  101,554       $  94,828
Changes From Operations:
   - Net investment income (loss)                     13,860           --        (2,539)       9,023             556
   - Net realized gain (loss) on investments          30,916           --        40,214         (719)          3,662
   - Net change in unrealized appreciation or
     depreciation on investments                     171,937           --        (8,829)      (5,832)          8,338
                                                 -----------     --------     ---------   ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   216,713           --        28,846        2,472          12,556
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            1,214,529           --       124,954      214,894          15,684
   - Contract withdrawals & transfers to
     annuity reserves                               (353,767)          --       (28,953)     (21,725)        (15,038)
   - Contract transfers                            3,151,393           --       206,336      152,594           4,729
                                                 -----------     --------     ---------   ----------       ---------
                                                   4,012,155           --       302,337      345,763           5,375
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       3,433           --         1,582       64,456              --
   - Annuity Payments                                   (204)          --          (226)      (3,052)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --            (2)        (202)             --
                                                 -----------     --------     ---------   ----------       ---------
                                                       3,229           --         1,354       61,202              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          4,015,384           --       303,691      406,965           5,375
                                                 -----------     --------     ---------   ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            4,232,097           --       332,537      409,437          17,931
                                                 -----------     --------     ---------   ----------       ---------
NET ASSETS AT DECEMBER 31, 2005                    6,248,479           --       817,091      510,991         112,759
Changes From Operations:
   - Net investment income (loss)                   (258,518)      (2,042)       (5,832)      23,504           1,331
   - Net realized gain (loss) on investments         685,463        5,441       161,634       (7,003)         34,656
   - Net change in unrealized appreciation or
     depreciation on investments                   7,816,401       74,633       (48,739)     (12,423)        (20,946)
                                                 -----------     --------     ---------   ----------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 8,243,346       78,032       107,063        4,078          15,041
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,193,726       25,745       143,438      879,171           1,141
   - Contract withdrawals & transfers to
     annuity reserves                             (3,496,716)      (2,908)      (27,928)     (78,984)        (43,736)
   - Contract transfers                           44,781,841      711,329      (592,605)     102,624         (61,918)
                                                 -----------     --------     ---------   ----------       ---------
                                                  44,478,851      734,166      (477,095)     902,811        (104,513)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                     148,854           --            --       32,693              --
   - Annuity Payments                                 (9,399)          --          (249)      (5,878)             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                587           --             2          283              --
                                                 -----------     --------     ---------   ----------       ---------
                                                     140,042           --          (247)      27,098              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         44,618,893      734,166      (477,342)     929,909        (104,513)
                                                 -----------     --------     ---------   ----------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS           52,862,239      812,198      (370,279)     933,987         (89,472)
                                                 -----------     --------     ---------   ----------       ---------
NET ASSETS AT DECEMBER 31, 2006                  $59,110,718     $812,198     $ 446,812   $1,444,978       $  23,287
                                                 ===========     ========     =========   ==========       =========

                                                  AMERICAN                    AMERICAN
                                                    FUNDS       AMERICAN        FUNDS       AMERICAN
                                                   GLOBAL         FUNDS        GROWTH-        FUNDS
                                                   GROWTH        GROWTH        INCOME     INTERNATIONAL
                                                   CLASS 2       CLASS 2       CLASS 2       CLASS 2
                                                 SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 9,389,964  $603,000,010  $ 50,042,130   $133,651,991
Changes From Operations:
   - Net investment income (loss)                    (62,450)   (1,892,377)      400,926      1,099,492
   - Net realized gain (loss) on investments          85,611       429,958       394,417        418,644
   - Net change in unrealized appreciation or
     depreciation on investments                   2,851,540    95,686,380     3,734,334     31,020,447
                                                 -----------  ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 2,874,701    94,223,961     4,529,677     32,538,583
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,458,372    80,693,220    14,907,132     21,008,659
   - Contract withdrawals & transfers to
     annuity reserves                             (1,685,768)  (74,635,923)   (7,802,641)   (18,175,116)
   - Contract transfers                           13,052,185    24,157,675    33,476,664     40,544,085
                                                 -----------  ------------  ------------   ------------
                                                  14,824,789    30,214,972    40,581,155     43,377,628
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      63,426     1,572,662     1,187,908        783,270
   - Annuity Payments                                 (2,233)     (570,663)      (42,892)      (137,065)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (670)       10,042        (1,734)         3,867
                                                 -----------  ------------  ------------   ------------
                                                      60,523     1,012,041     1,143,282        650,072
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         14,885,312    31,227,013    41,724,437     44,027,700
                                                 -----------  ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           17,760,013   125,450,974    46,254,114     76,566,283
                                                 -----------  ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2005                   27,149,977   728,450,984    96,296,244    210,218,274
Changes From Operations:
   - Net investment income (loss)                    (72,524)   (1,577,553)      999,416      1,972,276
   - Net realized gain (loss) on investments         221,771     9,676,369     2,948,148      4,352,309
   - Net change in unrealized appreciation or
     depreciation on investments                   7,473,099    59,637,260    13,234,211     37,381,649
                                                 -----------  ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 7,622,346    67,736,076    17,181,775     43,706,234
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            6,180,801    82,127,544    21,433,987     31,023,038
   - Contract withdrawals & transfers to
     annuity reserves                             (4,274,440)  (83,860,850)  (11,995,826)   (27,214,807)
   - Contract transfers                           24,199,568    15,497,283    39,130,316     52,708,639
                                                 -----------  ------------  ------------   ------------
                                                  26,105,929    13,763,977    48,568,477     56,516,870
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                     255,628     1,111,848     1,185,289        583,098
   - Annuity Payments                                (18,672)     (764,550)     (184,138)      (230,419)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                445         7,968        (4,140)           899
                                                 -----------  ------------  ------------   ------------
                                                     237,401       355,266       997,011        353,578
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         26,343,330    14,119,243    49,565,488     56,870,448
                                                 -----------  ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           33,965,676    81,855,319    66,747,263    100,576,682
                                                 -----------  ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2006                  $61,115,653  $810,306,303  $163,043,507   $310,794,956
                                                 ===========  ============  ============   ============

                                                                DELAWARE VIPT                 DELAWARE VIPT
                                                                    CAPITAL    DELAWARE VIPT   DIVERSIFIED
                                                 BARON CAPITAL     RESERVES     DIVERSIFIED       INCOME
                                                     ASSET      SERVICE CLASS      INCOME     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $180,566,032    $     --      $ 8,082,107    $  816,336
Changes From Operations:
   - Net investment income (loss)                   (1,853,230)        307          (29,977)      (12,495)
   - Net realized gain (loss) on investments         6,849,270          (4)          70,142         8,522
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,100,733)       (268)        (281,164)      (30,366)
                                                  ------------    --------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,895,307          35         (240,999)      (34,339)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             20,968,517      39,657        2,748,160     2,704,630
   - Contract withdrawals & transfers to
     annuity reserves                              (21,500,666)       (908)      (1,754,850)     (209,092)
   - Contract transfers                             (8,450,452)         --       12,808,383       404,023
                                                  ------------    --------      -----------    ----------
                                                    (8,982,601)     38,749       13,801,693     2,899,561
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        32,350          --          543,632        33,412
   - Annuity Payments                                  (52,549)         --          (47,992)         (919)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  618          --           (2,825)          (32)
                                                  ------------    --------      -----------    ----------
                                                       (19,581)         --          492,815        32,461
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (9,002,182)     38,749       14,294,508     2,932,022
                                                  ------------    --------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (5,106,875)     38,784       14,053,509     2,897,683
                                                  ------------    --------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2005                    175,459,157      38,784       22,135,616     3,714,019
Changes From Operations:
   - Net investment income (loss)                   (1,798,203)      2,140         (146,925)        2,874
   - Net realized gain (loss) on investments         7,759,890         (28)          16,311        29,264
   - Net change in unrealized appreciation or
     depreciation on investments                    17,362,928         418        4,599,207       376,606
                                                  ------------    --------      -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  23,324,615       2,530        4,468,593       408,744
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,105,947      60,400        5,330,581     4,405,660
   - Contract withdrawals & transfers to
     annuity reserves                              (21,138,875)     (2,811)      (6,393,693)     (432,700)
   - Contract transfers                            (12,754,007)      3,161       55,495,689       224,293
                                                  ------------    --------      -----------    ----------
                                                   (14,786,935)     60,750       54,432,577     4,197,253
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        47,428          --          947,743        40,664
   - Annuity Payments                                  (58,935)         --         (103,022)       (4,843)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               (1,723)         --           12,516           162
                                                  ------------    --------      -----------    ----------
                                                       (13,230)         --          857,237        35,983
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (14,800,165)     60,750       55,289,814     4,233,236
                                                  ------------    --------      -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              8,524,450      63,280       59,758,407     4,641,980
                                                  ------------    --------      -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   $183,983,607    $102,064      $81,894,023    $8,355,999
                                                  ============    ========      ===========    ==========

See accompanying notes.

                                                 DELAWARE VIPT
                                                    EMERGING                                  DELAWARE VIPT
                                                    MARKETS     DELAWARE VIPT  DELAWARE VIPT    HIGH YIELD   DELAWARE VIPT
                                                 SERVICE CLASS   GLOBAL BOND     HIGH YIELD   SERVICE CLASS       REIT
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $   23,698     $ 76,804,886   $        --     $     --     $265,285,677
Changes From Operations:
   - Net investment income (loss)                     (3,008)      10,153,792        (6,418)        (216)       2,426,506
   - Net realized gain (loss) on investments           4,912          538,949          (238)          25       28,124,353
   - Net change in unrealized appreciation or
     depreciation on investments                      69,522      (17,502,909)       17,248        1,054      (17,653,451)
                                                  ----------     ------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    71,426       (6,810,168)       10,592          863       12,897,408
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              288,269        5,505,644       106,054       66,030       21,526,496
   - Contract withdrawals & transfers to
     annuity reserves                                 (4,333)      (9,157,332)      (62,706)      (1,318)     (29,940,331)
   - Contract transfers                              226,175      (12,748,509)    2,374,530       28,726      (31,534,945)
                                                  ----------     ------------   -----------     --------     ------------
                                                     510,111      (16,400,197)    2,417,878       93,438      (39,948,780)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --          114,055            --           --           96,784
   - Annuity Payments                                     --          (99,076)           --           --         (126,347)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            3,868            --           --            3,363
                                                  ----------     ------------   -----------     --------     ------------
                                                          --           18,847            --           --          (26,200)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            510,111      (16,381,350)    2,417,878       93,438      (39,974,980)
                                                  ----------     ------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              581,537      (23,191,518)    2,428,470       94,301      (27,077,572)
                                                  ----------     ------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2005                      605,235       53,613,368     2,428,470       94,301      238,208,105
Changes From Operations:
   - Net investment income (loss)                     (1,937)         725,956       170,753        6,347        2,130,747
   - Net realized gain (loss) on investments          68,636       (5,261,934)        5,626        1,493       23,758,426
   - Net change in unrealized appreciation or
     depreciation on investments                     162,951        5,186,599       763,481       34,311       48,428,116
                                                  ----------     ------------   -----------     --------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   229,650          650,621       939,860       42,151       74,317,289
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              488,350        1,848,597       889,475      586,625       18,922,688
   - Contract withdrawals & transfers to
     annuity reserves                                (41,403)      (3,360,780)     (872,336)     (32,133)     (31,396,407)
   - Contract transfers                              123,742      (51,939,240)   12,555,284       89,217       23,124,953
                                                  ----------     ------------   -----------     --------     ------------
                                                     570,689      (53,451,423)   12,572,423      643,709       10,651,234
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --         (740,541)       89,004           --          258,387
   - Annuity Payments                                     --          (40,136)       (3,071)          --         (161,175)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --               69        (3,068)          --           (2,848)
                                                  ----------     ------------   -----------     --------     ------------
                                                          --         (780,608)       82,865           --           94,364
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            570,689      (54,232,031)   12,655,288      643,709       10,745,598
                                                  ----------     ------------   -----------     --------     ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              800,339      (53,581,410)   13,595,148      685,860       85,062,887
                                                  ----------     ------------   -----------     --------     ------------
NET ASSETS AT DECEMBER 31, 2006                   $1,405,574     $     31,958   $16,023,618     $780,161     $323,270,992
                                                  ==========     ============   ===========     ========     ============

                                                                DELAWARE VIPT
                                                 DELAWARE VIPT    SMALL CAP                   DELAWARE VIPT
                                                  REIT SERVICE  VALUE SERVICE  DELAWARE VIPT  TREND SERVICE
                                                     CLASS          CLASS          TREND          CLASS
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  688,197    $258,482,376   $374,406,585    $  226,225
Changes From Operations:
   - Net investment income (loss)                       1,596      (2,344,472)    (3,305,239)       (7,778)
   - Net realized gain (loss) on investments           61,129      22,003,974      2,744,629         1,958
   - Net change in unrealized appreciation or
     depreciation on investments                       71,662       2,126,090     12,704,666       105,925
                                                   ----------    ------------   ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    134,387      21,785,592     12,144,056       100,105
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,469,123      31,197,483     25,060,093     1,091,802
   - Contract withdrawals & transfers to
     annuity reserves                                (130,778)    (29,793,708)   (40,272,738)      (42,205)
   - Contract transfers                              (282,106)      9,823,077    (45,659,216)       (6,698)
                                                   ----------    ------------   ------------    ----------
                                                    2,056,239      11,226,852    (60,871,861)    1,042,899
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         302,440         72,396            --
   - Annuity Payments                                      --        (140,572)      (110,959)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           2,205          3,158            --
                                                   ----------    ------------   ------------    ----------
                                                           --         164,073        (35,405)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,056,239      11,390,925    (60,907,266)    1,042,899
                                                   ----------    ------------   ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,190,626      33,176,517    (48,763,210)    1,143,004
                                                   ----------    ------------   ------------    ----------
NET ASSETS AT DECEMBER 31, 2005                     2,878,823     291,658,893    325,643,375     1,369,229
Changes From Operations:
   - Net investment income (loss)                      15,754      (3,169,628)    (3,212,064)      (20,819)
   - Net realized gain (loss) on investments          247,570      26,627,063      7,858,871         4,102
   - Net change in unrealized appreciation or
     depreciation on investments                    1,083,192      19,180,404     13,578,260       133,360
                                                   ----------    ------------   ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,346,516      42,637,839     18,225,067       116,643
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             3,391,136      32,646,436     21,011,539     1,468,724
   - Contract withdrawals & transfers to
     annuity reserves                                (343,656)    (35,179,856)   (38,411,279)     (115,309)
   - Contract transfers                               283,979       5,834,153    (28,453,941)      (62,457)
                                                   ----------    ------------   ------------    ----------
                                                    3,331,459       3,300,733    (45,853,681)    1,290,958
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --         299,089         94,137            --
   - Annuity Payments                                      --        (200,510)      (120,824)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           8,774           (610)           --
                                                   ----------    ------------   ------------    ----------
                                                           --         107,353        (27,297)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           3,331,459       3,408,086    (45,880,978)    1,290,958
                                                   ----------    ------------   ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             4,677,975      46,045,925    (27,655,911)    1,407,601
                                                   ----------    ------------   ------------    ----------
NET ASSETS AT DECEMBER 31, 2006                    $7,556,798    $337,704,818   $297,987,464    $2,776,830
                                                   ==========    ============   ============    ==========

                                                   DELAWARE
                                                   VIPT U.S.                     DELAWARE       DWS VIP
                                                    GROWTH        DELAWARE      VIPT VALUE     EQUITY 500
                                                 SERVICE CLASS   VIPT VALUE   SERVICE CLASS      INDEX
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $    --     $142,812,874    $  113,634   $150,786,861
Changes From Operations:
   - Net investment income (loss)                        --          977,899        (1,616)       839,718
   - Net realized gain (loss) on investments             --          785,593           997        503,206
   - Net change in unrealized appreciation or
     depreciation on investments                         --        5,859,329        30,400      3,698,488
                                                    -------     ------------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --        7,622,821        29,781      5,041,412
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  --       14,252,622     1,068,319     15,362,927
   - Contract withdrawals & transfers to
     annuity reserves                                    --      (18,544,401)      (48,267)   (17,526,424)
   - Contract transfers                                  --       14,475,721        36,939     (9,564,250)
                                                    -------     ------------    ----------   ------------
                                                         --       10,183,942     1,056,991    (11,727,747)
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --          373,193            --        662,509
   - Annuity Payments                                    --         (165,129)           --       (264,488)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            7,188            --          8,086
                                                    -------     ------------    ----------   ------------
                                                         --          215,252            --        406,107
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --       10,399,194     1,056,991    (11,321,640)
                                                    -------     ------------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --       18,022,015     1,086,772     (6,280,228)
                                                    -------     ------------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2005                          --      160,834,889     1,200,406    144,506,633
Changes From Operations:
   - Net investment income (loss)                       (29)         873,427          (764)      (449,731)
   - Net realized gain (loss) on investments              1        5,038,482        39,708      2,101,787
   - Net change in unrealized appreciation or
     depreciation on investments                        557       31,601,073       501,827     33,345,836
                                                    -------     ------------    ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      529       37,512,982       540,771     34,997,892
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              13,266       14,962,800     2,378,961     17,297,123
   - Contract withdrawals & transfers to
     annuity reserves                                    --      (21,186,701)     (177,786)   (22,894,477)
   - Contract transfers                                  --       26,228,953       184,900    103,486,212
                                                    -------     ------------    ----------   ------------
                                                     13,266       20,005,052     2,386,075     97,888,858
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --          229,396            --        478,247
   - Annuity Payments                                    --         (257,672)           --       (301,671)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --            9,169            --         (8,010)
                                                    -------     ------------    ----------   ------------
                                                         --          (19,107)           --        168,566
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            13,266       19,985,945     2,386,075     98,057,424
                                                    -------     ------------    ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              13,795       57,498,927     2,926,846    133,055,316
                                                    -------     ------------    ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                     $13,795     $218,333,816    $4,127,252   $277,561,949
                                                    =======     ============    ==========   ============

See accompanying notes.

                                                    DWS VIP                      DWS VIP                     FIDELITY VIP
                                                   EQUITY 500      DWS VIP       SMALL CAP     FIDELITY VIP   CONTRAFUND
                                                     INDEX        SMALL CAP        INDEX        CONTRAFUND     SERVICE
                                                 SERVICE CLASS      INDEX      SERVICE CLASS  SERVICE CLASS     CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  136,288    $ 69,337,137    $  105,597    $139,081,949   $   316,038
Changes From Operations:
   - Net investment income (loss)                        (696)       (217,641)       (2,603)     (1,383,791)      (15,379)
   - Net realized gain (loss) on investments              141       4,305,316         7,053         249,158         2,125
   - Net change in unrealized appreciation or
     depreciation on investments                       33,843      (2,538,478)       26,692      26,829,210       306,685
                                                   ----------    ------------    ----------     -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     33,288       1,549,197        31,142      25,694,577       293,431
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               844,754       6,110,218       549,726      17,908,342     3,220,074
   - Contract withdrawals & transfers to
     annuity reserves                                 (24,308)     (7,609,404)      (19,427)    (19,600,216)     (102,843)
   - Contract transfers                                17,803      (9,950,125)        6,050      48,236,266        97,927
                                                   ----------    ------------    ----------     -----------   -----------
                                                      838,249     (11,449,311)      536,349      46,544,392     3,215,158
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          27,079            --       1,423,205            --
   - Annuity Payments                                      --         (40,976)           --        (192,059)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           7,911            --          (1,158)           --
                                                   ----------    ------------    ----------     -----------   -----------
                                                           --          (5,986)           --       1,229,988            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             838,249     (11,455,297)      536,349      47,774,380     3,215,158
                                                   ----------    ------------    ----------     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               871,537      (9,906,100)      567,491      73,468,957     3,508,589
                                                   ----------    ------------    ----------     -----------   -----------
NET ASSETS AT DECEMBER 31, 2005                     1,007,825      59,431,037       673,088     212,550,906     3,824,627
Changes From Operations:
   - Net investment income (loss)                      (3,666)       (219,507)       (8,173)        262,002         9,216
   - Net realized gain (loss) on investments            4,739       5,603,181        48,467      22,779,952       797,639
   - Net change in unrealized appreciation or
     depreciation on investments                      245,511       3,784,507       122,324         543,131       (83,179)
                                                   ----------    ------------    ----------     -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    246,584       9,168,181       162,618      23,585,085       723,676
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,490,550       5,878,464       949,239      23,272,113     6,364,125
   - Contract withdrawals & transfers to
     annuity reserves                                (137,195)     (7,269,912)      (89,716)    (26,382,564)     (433,446)
   - Contract transfers                               (84,843)      5,122,884        56,891      23,042,254        86,911
                                                   ----------    ------------    ----------     -----------   -----------
                                                    1,268,512       3,731,436       916,414      19,931,803     6,017,590
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --          13,759            --         744,112            --
   - Annuity Payments                                      --         (43,950)           --        (326,417)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           3,376            --           1,449            --
                                                   ----------    ------------    ----------     -----------   -----------
                                                           --         (26,815)           --         419,144            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,268,512       3,704,621       916,414      20,350,947     6,017,590
                                                   ----------    ------------    ----------     -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,515,096      12,872,802     1,079,032      43,936,032     6,741,266
                                                   ----------    ------------    ----------     -----------   -----------
NET ASSETS AT DECEMBER 31, 2006                    $2,522,921    $ 72,303,839    $1,752,120    $256,486,938   $10,565,893
                                                   ==========    ============    ==========    ============   ===========

                                                                                              FTVIPT
                                                                FIDELITY VIP  FIDELITY VIP   FRANKLIN
                                                 FIDELITY VIP      GROWTH        MID CAP      INCOME
                                                    GROWTH        SERVICE       SERVICE    SECURITIES
                                                 SERVICE CLASS     CLASS 2       CLASS 2      CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $ 93,354,109     $ 63,153    $      --     $     --
Changes From Operations:
   - Net investment income (loss)                     (491,544)      (1,839)        (649)          --
   - Net realized gain (loss) on investments        (8,685,061)         190         (330)          --
   - Net change in unrealized appreciation or
     depreciation on investments                    12,390,173       20,572       11,721           --
                                                  ------------     --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,213,568       18,923       10,742           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,961,973      336,454       60,963           --
   - Contract withdrawals & transfers to
     annuity reserves                              (10,623,992)     (19,503)      (1,799)          --
   - Contract transfers                            (13,665,202)       3,502      278,526           --
                                                  ------------     --------    ---------     --------
                                                   (17,327,221)     320,453      337,690           --
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         8,989           --           --           --
   - Annuity Payments                                  (41,444)          --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  (70)          --           --           --
                                                  ------------     --------    ---------     --------
                                                       (32,525)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (17,359,746)     320,453      337,690           --
                                                  ------------     --------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (14,146,178)     339,376      348,432           --
                                                  ------------     --------    ---------     --------
NET ASSETS AT DECEMBER 31, 2005                     79,207,931      402,529      348,432           --
Changes From Operations:
   - Net investment income (loss)                     (528,300)      (5,715)      (8,251)      (1,606)
   - Net realized gain (loss) on investments        (5,038,156)       1,096       63,756        7,433
   - Net change in unrealized appreciation or
     depreciation on investments                     9,588,125       46,471       14,748       19,601
                                                  ------------     --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,021,669       41,852       70,253       25,428
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,520,321      546,742      759,380      173,057
   - Contract withdrawals & transfers to
     annuity reserves                               (9,504,271)     (45,399)     (68,841)      (6,909)
   - Contract transfers                             (9,120,830)     (19,805)    (148,247)     212,579
                                                  ------------     --------    ---------     --------
                                                   (13,104,780)     481,538      542,292      378,727
   Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       (48,717)          --           --           --
   - Annuity Payments                                  (38,405)          --           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                1,518           --           --           --
                                                  ------------     --------    ---------     --------
                                                       (85,604)          --           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (13,190,384)     481,538      542,292      378,727
                                                  ------------     --------    ---------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (9,168,715)     523,390      612,545      404,155
                                                  ------------     --------    ---------     --------
NET ASSETS AT DECEMBER 31, 2006                   $ 70,039,216     $925,919    $ 960,977     $404,155
                                                  ============     ========    =========     ========

                                                               FTVIPT
                                                   FTVIPT    TEMPLETON
                                                   MUTUAL     GLOBAL      JANUS ASPEN
                                                   SHARES     INCOME         SERIES     LINCOLN VIPT
                                                 SECURITIES  SECURITIES    WORLDWIDE     AGGRESSIVE
                                                   CLASS 2     CLASS 2      GROWTH         GROWTH
                                                 SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $     --    $     --   $ 167,463,524  $221,543,618
Changes From Operations:
   - Net investment income (loss)                       --        (290)        469,605    (2,079,171)
   - Net realized gain (loss) on investments            --          (3)    (26,688,013)  (12,577,017)
   - Net change in unrealized appreciation or
      depreciation on investments                       --         (10)     31,922,807    31,457,756
                                                  --------    --------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --        (303)      5,704,399    16,801,568
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --      52,198      11,420,164    14,027,771
   - Contract withdrawals & transfers to
     annuity reserves                                   --         (92)    (20,065,047)  (25,398,731)
   - Contract transfers                                 --      29,941     (30,623,722)  (16,730,979)
                                                  --------    --------   -------------  ------------
                                                        --      82,047     (39,268,605)  (28,101,939)
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                --          --         (79,860)       28,954
   - Annuity Payments                                   --          --         (32,243)      (48,951)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          --           1,112         1,047
                                                  --------    --------   -------------  ------------
                                                        --          --        (110,991)      (18,950)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --      82,047     (39,379,596)  (28,120,889)
                                                  --------    --------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      81,744     (33,675,197)  (11,319,321)
                                                  --------    --------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2005                         --      81,744     133,788,327   210,224,297
Changes From Operations:
   - Net investment income (loss)                     (495)      1,486        (569,829)   (2,039,600)
   - Net realized gain (loss) on investments            46         650     (75,938,367)   (7,808,002)
   - Net change in unrealized appreciation or
     depreciation on investments                    10,884      12,768      75,337,727    25,579,542
                                                  --------    --------   -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,435      14,904      (1,170,469)   15,731,940
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            188,243     105,733       4,046,943    11,555,057
   - Contract withdrawals & transfers to
     annuity reserves                                 (482)     (7,421)     (7,805,130)  (25,195,123)
   - Contract transfers                              6,073      61,620    (127,915,230)  (15,590,141)
                                                  --------    --------   -------------  ------------
                                                   193,834     159,932    (131,673,417)  (29,230,207)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          --        (258,266)      (54,051)
   - Annuity Payments                                   --          --         (16,352)      (49,234)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          --             532         2,076
                                                  --------    --------   -------------  ------------
                                                        --          --        (274,086)     (101,209)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          193,834     159,932    (131,947,503)  (29,331,416)
                                                  --------    --------   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            204,269     174,836    (133,117,972)  (13,599,476)
                                                  --------    --------   -------------  ------------
NET ASSETS AT DECEMBER 31, 2006                   $204,269    $256,580   $     670,355  $196,624,821
                                                  ========    ========   =============  ============

See accompanying notes.

                                                  LINCOLN VIPT                LINCOLN VIPT
                                                   AGGRESSIVE   LINCOLN VIPT   AGGRESSIVE                  LINCOLN VIPT
                                                     GROWTH      AGGRESSIVE     PROFILE      LINCOLN VIPT  BOND SERVICE
                                                 SERVICE CLASS    PROFILE     SERVICE CLASS      BOND          CLASS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $ 29,127     $        --    $       --    $389,384,378   $  464,727
Changes From Operations:
   - Net investment income (loss)                    (1,649)        (11,965)       (1,199)     11,936,417       75,685
   - Net realized gain (loss) on investments            861           2,324         1,012       5,191,705       12,668
   - Net change in unrealized appreciation or
     depreciation on investments                     26,435         157,772        29,904     (11,104,936)     (68,070)
                                                   --------     -----------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   25,647         148,131        29,717       6,023,186       20,283
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             321,004         139,484       282,130      29,929,548    2,696,847
   - Contract withdrawals & transfers to
     annuity reserves                               (30,673)        (14,154)      (26,580)    (45,339,876)    (155,521)
   - Contract transfers                               2,178       3,518,329       334,146      (6,004,474)     (64,993)
                                                   --------     -----------    ----------    ------------   ----------
                                                    292,509       3,643,659       589,696     (21,414,802)   2,476,333
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                                 --              --            --       1,313,859           --
   - Annuity Payments                                    --              --            --        (643,299)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --              --            --          10,004           --
                                                   --------     -----------    ----------    ------------   ----------
                                                         --              --            --         680,564           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           292,509       3,643,659       589,696     (20,734,238)   2,476,333
                                                   --------     -----------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             318,156       3,791,790       619,413     (14,711,052)   2,496,616
                                                   --------     -----------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2005                     347,283       3,791,790       619,413     374,673,326    2,961,343
Changes From Operations:
   - Net investment income (loss)                    (6,384)          4,792        (4,239)     12,023,855      199,647
   - Net realized gain (loss) on investments          1,730          73,479        32,460         615,454          786
   - Net change in unrealized appreciation or
     depreciation on investments                     59,702         946,484       152,722         (25,109)       1,938
                                                   --------     -----------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   55,048       1,024,755       180,943      12,614,200      202,371
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             631,694         921,434     1,586,393      30,034,111    3,952,259
   - Contract withdrawals & transfers to
     annuity reserves                               (40,231)     (1,324,561)      (58,755)    (46,269,781)    (453,250)
   - Contract transfers                             (16,324)      5,311,381        33,703     (11,323,202)    (143,783)
                                                   --------     -----------    ----------    ------------   ----------
                                                    575,139       4,908,254     1,561,341     (27,558,872)   3,355,226
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         --              --            --         675,667           --
   - Annuity Payments                                    --              --            --        (663,019)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                --              --            --         (82,190)          --
                                                   --------     -----------    ----------    ------------   ----------
                                                         --              --            --         (69,542)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           575,139       4,908,254     1,561,341     (27,628,414)   3,355,226
                                                   --------     -----------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             630,187       5,933,009     1,742,284     (15,014,214)   3,557,597
                                                   --------     -----------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2006                    $977,470     $ 9,724,799    $2,361,697    $359,659,112   $6,518,940
                                                   ========     ===========    ==========    ============   ==========

                                                                 LINCOLN VIPT                LINCOLN VIPT
                                                  LINCOLN VIPT     CAPITAL     LINCOLN VIPT  CONSERVATIVE
                                                     CAPITAL    APPRECIATION   CONSERVATIVE     PROFILE
                                                  APPRECIATION  SERVICE CLASS    PROFILE     SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 619,685,017    $ 12,261      $       --     $       --
Changes From Operations:
   - Net investment income (loss)                   (4,135,322)       (722)         (4,375)        (1,182)
   - Net realized gain (loss) on investments       (23,545,109)        107             311             20
   - Net change in unrealized appreciation or
     depreciation on investments                    41,570,171       6,244          23,623          4,965
                                                 -------------    --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  13,889,740       5,629          19,559          3,803
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             32,074,697     150,480          71,284        113,902
   - Contract withdrawals & transfers to
     annuity reserves                              (72,487,653)     (7,423)         (9,509)          (902)
   - Contract transfers                            (82,995,816)       (166)      1,681,124        164,542
                                                 -------------    --------      ----------     ----------
                                                  (123,408,772)    142,891       1,742,899        277,542
Annuity Reserves:
   - Transfer from accumulation units &
     between subaccounts                               (39,399)         --           9,456             --
   - Annuity Payments                                 (187,978)         --             (68)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                6,862          --              --             --
                                                 -------------    --------      ----------     ----------
                                                      (220,515)         --           9,388             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (123,629,287)    142,891       1,752,287        277,542
                                                 -------------    --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (109,739,547)    148,520       1,771,846        281,345
                                                 -------------    --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2005                    509,945,470     160,781       1,771,846        281,345
Changes From Operations:
   - Net investment income (loss)                   (3,904,478)     (2,400)         43,623          2,888
   - Net realized gain (loss) on investments        (9,535,029)      1,981          20,515          8,563
   - Net change in unrealized appreciation or
     depreciation on investments                    51,290,762      24,215         321,291         55,265
                                                 -------------    --------      ----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  37,851,255      23,796         385,429         66,716
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             24,500,376     223,105         669,385      1,153,299
   - Contract withdrawals & transfers to
     annuity reserves                              (64,459,196)    (20,037)       (406,608)      (103,168)
   - Contract transfers                            (53,745,841)    (30,580)      4,201,666       (165,918)
                                                 -------------    --------      ----------     ----------
                                                   (93,704,661)    172,488       4,464,443        884,213
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       (28,522)         --          (8,907)            --
   - Annuity Payments                                 (187,348)         --            (408)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                              (16,369)         --              --             --
                                                 -------------    --------      ----------     ----------
                                                      (232,239)         --          (9,315)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (93,936,900)    172,488       4,455,128        884,213
                                                 -------------    --------      ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (56,085,645)    196,284       4,840,557        950,929
                                                 -------------    --------      ----------     ----------
NET ASSETS AT DECEMBER 31, 2006                  $ 453,859,825    $357,065      $6,612,403     $1,232,274
                                                 =============    ========      ==========     ==========

                                                                              LINCOLN VIPT   LINCOLN VIPT
                                                 LINCOLN VIPT   LINCOLN VIPT  EQUITY-INCOME  GLOBAL ASSET
                                                     CORE      EQUITY-INCOME  SERVICE CLASS   ALLOCATION
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $    --     $789,375,489    $  241,686    $249,280,928
Changes From Operations:
   - Net investment income (loss)                       --          773,379         3,842         539,574
   - Net realized gain (loss) on investments            --       34,699,296        25,033       9,088,781
   - Net change in unrealized appreciation or
     depreciation on investments                        --      (11,797,139)       29,276       3,494,334
                                                   -------     ------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      --       23,675,536        58,151      13,122,689
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 --       47,483,596     1,389,516      10,226,895
   - Contract withdrawals & transfers to
     annuity reserves                                   --      (96,493,191)      (46,369)    (30,067,831)
   - Contract transfers                                 --      (40,028,051)        7,882      (5,119,758)
                                                   -------     ------------    ----------    ------------
                                                        --      (89,037,646)    1,351,029     (24,960,694)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          799,485            --         220,869
   - Annuity Payments                                   --         (569,076)           --        (157,929)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --           16,726            --          10,209
                                                   -------     ------------    ----------    ------------
                                                        --          247,135            --          73,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                               --      (88,790,511)    1,351,029     (24,887,545)
                                                   -------     ------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 --      (65,114,975)    1,409,180     (11,764,856)
                                                   -------     ------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2005                         --      724,260,514     1,650,866     237,516,072
Changes From Operations:
   - Net investment income (loss)                       28        1,859,807         6,854         671,271
   - Net realized gain (loss) on investments           203       68,162,478       183,278      15,151,982
   - Net change in unrealized appreciation or
     depreciation on investments                       682       (2,026,993)       67,865      13,884,927
                                                   -------     ------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     913       67,995,292       257,997      29,708,180
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              5,142       41,412,788     1,905,423       9,264,534
   - Contract withdrawals & transfers to
     annuity reserves                               (1,848)     (95,693,696)     (150,254)    (28,280,687)
   - Contract transfers                              3,500      (44,055,938)      (65,533)     (6,006,055)
                                                   -------     ------------    ----------    ------------
                                                     6,794      (98,336,846)    1,689,636     (25,022,208)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                        --          326,199            --          49,473
   - Annuity Payments                                   --         (615,734)           --        (171,636)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               --          (20,100)           --           1,667
                                                   -------     ------------    ----------    ------------
                                                        --         (309,635)           --        (120,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            6,794      (98,646,481)    1,689,636     (25,142,704)
                                                   -------     ------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,707      (30,651,189)    1,947,633       4,565,476
                                                   -------     ------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2006                    $ 7,707     $693,609,325    $3,598,499    $242,081,548
                                                   =======     ============    ==========    ============

See accompanying notes.

                                                  LINCOLN VIPT                              LINCOLN VIPT    LINCOLN VIPT
                                                  GLOBAL ASSET   LINCOLN     LINCOLN VIPT    GROWTH AND        GROWTH
                                                   ALLOCATION      VIPT       GROWTH AND       INCOME      OPPORTUNITIES
                                                 SERVICE CLASS    GROWTH        INCOME      SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $ 93,154     $     --   $2,174,134,367    $  120,438     $     --
Changes From Operations:
   - Net investment income (loss)                        758           --        5,599,202         4,312           --
   - Net realized gain (loss) on investments           4,867           --        5,476,200           459           --
   - Net change in unrealized appreciation or
     depreciation on investments                      14,895           --       76,848,888        32,056           --
                                                    --------     --------   --------------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    20,520           --       87,924,290        36,827           --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              310,323           --       77,270,254       879,027           --
   - Contract withdrawals & transfers to
     annuity reserves                                (11,613)          --     (245,159,348)      (43,595)          --
   - Contract transfers                               39,285           --      (89,213,836)       34,619           --
                                                    --------     --------   --------------    ----------     --------
                                                     337,995           --     (257,102,930)      870,051           --
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --           --        1,489,571            --           --
   - Annuity Payments                                     --           --       (3,731,004)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --           --          192,477            --           --
                                                    --------     --------   --------------    ----------     --------
                                                          --           --       (2,048,956)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            337,995           --     (259,151,886)      870,051           --
                                                    --------     --------   --------------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              358,515           --     (171,227,596)      906,878           --
                                                    --------     --------   --------------    ----------     --------
NET ASSETS AT DECEMBER 31, 2005                      451,669           --    2,002,906,771     1,027,316           --
Changes From Operations:
   - Net investment income (loss)                      2,440         (473)       3,703,122         4,015         (384)
   - Net realized gain (loss) on investments          30,221       (1,753)      24,748,567         2,029       (4,968)
   - Net change in unrealized appreciation or
     depreciation on investments                      54,526        4,749      174,023,294       164,863           44
                                                    --------     --------   --------------    ----------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    87,187        2,523      202,474,983       170,907       (5,308)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              467,773       69,369       64,310,338     1,021,883       42,853
   - Contract withdrawals & transfers to
     annuity reserves                                (45,929)     (39,461)    (238,709,996)     (118,518)        (477)
   - Contract transfers                               14,067           --     (111,237,918)      (79,767)     (22,812)
                                                    --------     --------   --------------    ----------     --------
                                                     435,911       29,908     (285,637,576)      823,598       19,564
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                          --       37,661          330,194            --           --
   - Annuity Payments                                     --       (2,533)      (3,960,117)           --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --          244           96,353            --           --
                                                    --------     --------   --------------    ----------     --------
                                                          --       35,372       (3,533,570)           --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            435,911       65,280     (289,171,146)      823,598       19,564
                                                    --------     --------   --------------    ----------     --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              523,098       67,803      (86,696,163)      994,505       14,256
                                                    --------     --------   --------------    ----------     --------
NET ASSETS AT DECEMBER 31, 2006                     $974,767     $ 67,803   $1,916,210,608    $2,021,821     $ 14,256
                                                    ========     ========   ==============    ==========     ========


                                                                 LINCOLN VIPT                  LINCOLN VIPT
                                                 LINCOLN VIPT   INTERNATIONAL   LINCOLN VIPT     MANAGED
                                                 INTERNATIONAL   SERVICE CLASS     MANAGED    SERVICE CLASS
                                                  SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $381,072,870    $   86,121    $567,272,218   $  186,181
Changes From Operations:
   - Net investment income (loss)                    4,445,334        16,236       7,085,834       11,659
   - Net realized gain (loss) on investments         7,067,590           401       3,313,652        3,494
   - Net change in unrealized appreciation or
     depreciation on investments                    32,076,146       103,359       7,822,745       11,850
                                                  ------------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  43,589,070       119,996      18,222,231       27,003
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             19,953,164     1,590,694      23,303,360      929,778
   - Contract withdrawals & transfers to
     annuity reserves                              (45,460,365)      (79,976)    (65,330,160)     (42,867)
   - Contract transfers                             22,198,286        49,611     (14,862,362)     (83,836)
                                                  ------------    ----------    ------------   ----------
                                                    (3,308,915)    1,560,329     (56,889,162)     803,075
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       423,178            --         249,818           --
   - Annuity Payments                                 (137,226)           --        (411,462)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                5,286            --          15,403           --
                                                  ------------    ----------    ------------   ----------
                                                       291,238            --        (146,241)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,017,677)    1,560,329     (57,035,403)     803,075
                                                  ------------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             40,571,393     1,680,325     (38,813,172)     830,078
                                                  ------------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2005                    421,644,263     1,766,446     528,459,046    1,016,259
Changes From Operations:
   - Net investment income (loss)                    9,946,626        76,724       6,876,961       24,092
   - Net realized gain (loss) on investments         7,346,541         6,920       6,730,728        2,758
   - Net change in unrealized appreciation or
     depreciation on investments                   105,243,883       774,608      32,183,725      115,797
                                                  ------------    ----------    ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 122,537,050       858,252      45,791,414      142,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             23,488,258     2,633,817      18,347,159    1,066,583
   - Contract withdrawals & transfers to
     annuity reserves                              (53,054,758)     (193,493)    (65,017,165)     (92,934)
   - Contract transfers                             56,492,358       347,684     (21,219,158)     (73,451)
                                                  ------------    ----------    ------------   ----------
                                                    26,925,858     2,788,008     (67,889,164)     900,198
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                       262,801            --         192,997           --
   - Annuity Payments                                 (176,646)           --        (423,993)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (541)           --         (40,655)          --
                                                  ------------    ----------    ------------   ----------
                                                        85,614            --        (271,651)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           27,011,472     2,788,008     (68,160,815)     900,198
                                                  ------------    ----------    ------------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            149,548,522     3,646,260     (22,369,401)   1,042,845
                                                  ------------    ----------    ------------   ----------
NET ASSETS AT DECEMBER 31, 2006                   $571,192,785    $5,412,706    $506,089,645   $2,059,104
                                                  ============    ==========    ============   ==========

                                                                                             LINCOLN VIPT
                                                                LINCOLN VIPT  LINCOLN VIPT    MODERATELY
                                                 LINCOLN VIPT     MODERATE     MODERATELY     AGGRESSIVE
                                                   MODERATE       PROFILE      AGGRESSIVE      PROFILE
                                                   PROFILE     SERVICE CLASS    PROFILE     SERVICE CLASS
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                        $        --   $       --    $        --    $       --
Changes From Operations:
   - Net investment income (loss)                     (16,994)      (3,089)       (20,065)       (1,855)
   - Net realized gain (loss) on investments            4,038           38          1,535         3,966
   - Net change in unrealized appreciation or
     depreciation on investments                      152,922       25,214        251,452        16,587
                                                  -----------   ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    139,966       22,163        232,922        18,698
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               440,952    1,089,105        252,256       640,334
   - Contract withdrawals & transfers to
     annuity reserves                                (374,218)     (11,698)       (76,239)       (9,177)
   - Contract transfers                             5,927,117      302,377      7,115,580       279,025
                                                  -----------   ----------    -----------    ----------
                                                    5,993,851    1,379,784      7,291,597       910,182
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --             --            --
   - Annuity Payments                                      --           --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --             --            --
                                                  -----------   ----------    -----------    ----------
                                                           --           --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,993,851    1,379,784      7,291,597       910,182
                                                  -----------   ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             6,133,817    1,401,947      7,524,519       928,880
                                                  -----------   ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2005                     6,133,817    1,401,947      7,524,519       928,880
Changes From Operations:
   - Net investment income (loss)                      40,054      (16,096)        52,630        (4,021)
   - Net realized gain (loss) on investments           44,940       72,489         71,330        38,518
   - Net change in unrealized appreciation or
     depreciation on investments                    1,478,197      460,825      1,816,422       579,941
                                                  -----------   ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,563,191      517,218      1,940,382       614,438
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,469,782    6,078,401      2,302,177     5,888,303
   - Contract withdrawals & transfers to
     annuity reserves                                (991,653)    (369,332)    (1,039,724)     (604,726)
   - Contract transfers                            13,173,127     (232,525)    10,912,283       792,538
                                                  -----------   ----------    -----------    ----------
                                                   13,651,256    5,476,544     12,174,736     6,076,115
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      277,773       23,856             --            --
   - Annuity Payments                                  (8,321)        (545)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (238)         145             --            --
                                                  -----------   ----------    -----------    ----------
                                                      269,214       23,456             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT  TRANSACTIONS                         13,920,470    5,500,000     12,174,736     6,076,115
                                                  -----------   ----------    -----------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            15,483,661    6,017,218     14,115,118     6,690,553
                                                  -----------   ----------    -----------    ----------
NET ASSETS AT DECEMBER 31, 2006                   $21,617,478   $7,419,165    $21,639,637    $7,619,433
                                                  ===========   ==========    ===========    ==========

See accompanying notes.

                                                                                               LINCOLN VIPT
                                                                LINCOLN VIPT   LINCOLN VIPT       SOCIAL      LINCOLN VIPT
                                                 LINCOLN VIPT   MONEY MARKET      SOCIAL        AWARENESS       SPECIAL
                                                 MONEY MARKET  SERVICE CLASS    AWARENESS     SERVICE CLASS  OPPORTUNITIES
                                                  SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                       $ 82,469,737   $   40,003    $1,007,815,652    $  141,092    $608,606,027
Changes From Operations:
   - Net investment income (loss)                   1,487,118        3,115        (1,736,579)          683       1,133,275
   - Net realized gain (loss) on investments               --           --         2,351,453             3      27,269,902
   - Net change in unrealized appreciation or
     depreciation on investments                           --           --       101,583,893        85,234      61,470,488
                                                 ------------   ----------    --------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  1,487,118        3,115       102,198,767        85,920      89,873,665
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             8,909,220      426,105        47,034,940     1,133,219      31,970,902
   - Contract withdrawals & transfers to
     annuity reserves                             (25,114,189)     (17,221)     (111,304,929)      (29,897)    (69,303,244)
   - Contract transfers                            12,132,418     (100,374)      (34,041,047)       77,537      52,113,187
                                                 ------------   ----------    --------------    ----------    ------------
                                                   (4,072,551)     308,510       (98,311,036)    1,180,859      14,780,845
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      374,877           --           115,838            --         882,638
   - Annuity Payments                                 (67,470)          --          (375,269)           --        (281,565)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                             (12,990)          --            (7,002)           --          13,210
                                                 ------------   ----------    --------------    ----------    ------------
                                                      294,417           --          (266,433)           --         614,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (3,778,134)     308,510       (98,577,469)    1,180,859      15,395,128
                                                 ------------   ----------    --------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,291,016)     311,625         3,621,298     1,266,779     105,268,793
                                                 ------------   ----------    --------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2005                    80,178,721      351,628     1,011,436,950     1,407,871     713,874,820
Changes From Operations:
   - Net investment income (loss)                   3,097,441       24,520        (1,464,131)       (2,600)      1,791,277
   - Net realized gain (loss) on investments               --           --        15,390,083         6,001      52,535,106
   - Net change in unrealized appreciation or
     depreciation on investments                           --           --        90,631,778       286,086      47,061,264
                                                 ------------   ----------    --------------    ----------    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  3,097,441       24,520       104,557,730       289,487     101,387,647
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             7,634,582      943,030        42,970,163     2,161,564      33,448,873
   - Contract withdrawals & transfers to
     annuity reserves                             (30,163,570)    (125,137)     (114,966,875)     (163,082)    (78,457,908)
   - Contract transfers                            29,147,370     (103,300)      (42,967,675)      (25,903)    (19,649,207)
                                                 ------------   ----------    --------------    ----------    ------------
                                                    6,618,382      714,593      (114,964,387)    1,972,579     (64,658,242)
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                      258,036           --           (26,981)           --         391,672
   - Annuity Payments                                (109,331)          --          (182,734)           --        (365,078)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                               2,348           --            (9,131)           --          (7,300)
                                                 ------------   ----------    --------------    ----------    ------------
                                                      151,053           --          (218,846)           --          19,294
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           6,769,435      714,593      (115,183,233)    1,972,579     (64,638,948)
                                                 ------------   ----------    --------------    ----------    ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             9,866,876      739,113       (10,625,503)    2,262,066      36,748,699
                                                 ------------   ----------    --------------    ----------    ------------
NET ASSETS AT DECEMBER 31, 2006                  $ 90,045,597   $1,090,741    $1,000,811,447    $3,669,937    $750,623,519
                                                 ============   ==========    ==============    ==========    ============

                                                  LINCOLN VIPT
                                                     SPECIAL       MFS VIT
                                                 OPPORTUNITIES      CAPITAL      MFS VIT        MFS VIT
                                                 SERVICE CLASS  OPPORTUNITIES  TOTAL RETURN    UTILITIES
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                         $  234,218      $61,150      $1,190,332   $ 63,545,430
Changes From Operations:
   - Net investment income (loss)                       8,713         (173)         10,042       (493,559)
   - Net realized gain (loss) on investments           33,621        1,604          60,276      1,366,690
   - Net change in unrealized appreciation or
     depreciation on investments                      174,914       (1,551)        (49,509)    13,318,632
                                                   ----------      -------      ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    217,248         (120)         20,809     14,191,763
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             2,901,730           --         182,920      8,665,069
   - Contract withdrawals & transfers to
     annuity reserves                                (149,778)        (438)        (35,760)   (12,044,029)
   - Contract transfers                                72,707       (9,286)        (10,482)    63,676,552
                                                   ----------      -------      ----------   ------------
                                                    2,824,659       (9,724)        136,678     60,297,592
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --         143,968        138,644
   - Annuity Payments                                      --           --          (2,246)       (24,964)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --              49            757
                                                   ----------      -------      ----------   ------------
                                                           --           --         141,771        114,437
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,824,659       (9,724)        278,449     60,412,029
                                                   ----------      -------      ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,041,907       (9,844)        299,258     74,603,792
                                                   ----------      -------      ----------   ------------
NET ASSETS AT DECEMBER 31, 2005                     3,276,125       51,306       1,489,590    138,149,222
Changes From Operations:
   - Net investment income (loss)                      17,775         (300)         16,572      1,203,388
   - Net realized gain (loss) on investments          192,698        1,213          63,161     11,182,642
   - Net change in unrealized appreciation or
     depreciation on investments                      587,247        4,770          80,414     27,259,805
                                                   ----------      -------      ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    797,720        5,683         160,147     39,645,835
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             4,850,032           --         176,464     10,426,707
   - Contract withdrawals & transfers to
     annuity reserves                                (406,821)        (358)       (194,355)   (17,732,123)
   - Contract transfers                              (146,768)      (5,407)        122,217     19,848,929
                                                   ----------      -------      ----------   ------------
                                                    4,296,443       (5,765)        104,326     12,543,513
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                           --           --          93,744        464,244
   - Annuity Payments                                      --           --         (16,018)       (69,521)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --           --           2,741         (4,341)
                                                   ----------      -------      ----------   ------------
                                                           --           --          80,467        390,382
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           4,296,443       (5,765)        184,793     12,933,895
                                                   ----------      -------      ----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             5,094,163          (82)        344,940     52,579,730
                                                   ----------      -------      ----------   ------------
NET ASSETS AT DECEMBER 31, 2006                    $8,370,288      $51,224      $1,834,530   $190,728,952
                                                   ==========      =======      ==========   ============

                                                     MFS VIT        NB AMT
                                                    UTILITIES      MID-CAP        NB AMT       NB AMT
                                                  SERVICE CLASS     GROWTH       PARTNERS     REGENCY
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $  268,574   $112,769,653  $ 24,936,907  $ 651,422
Changes From Operations:
   - Net investment income (loss)                       (5,621)    (1,097,330)       25,914     (9,404)
   - Net realized gain (loss) on investments             4,677     (3,705,648)    1,174,758    103,638
   - Net change in unrealized appreciation or
     depreciation on investments                       103,821     17,745,738     4,153,763     11,824
                                                    ----------   ------------  ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     102,877     12,942,760     5,354,435    106,058
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,451,115      9,552,128     2,529,684    220,386
   - Contract withdrawals & transfers to
     annuity reserves                                  (61,040)   (13,301,604)   (4,866,824)   (12,761)
   - Contract transfers                                 72,672     (2,722,144)   17,965,096    (93,114)
                                                    ----------   ------------  ------------  ---------
                                                     1,462,747     (6,471,620)   15,627,956    114,511
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                            --         21,278         1,771         --
   - Annuity Payments                                       --        (22,144)       (8,116)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            844           (38)        --
                                                    ----------   ------------  ------------  ---------
                                                            --           (122)       (6,383)        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,462,747     (6,471,742)   15,621,573    114,511
                                                    ----------   ------------  ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,565,624      6,471,018    20,976,008    220,569
                                                    ----------   ------------  ------------  ---------
NET ASSETS AT DECEMBER 31, 2005                      1,834,198    119,240,671    45,912,915    871,991
Changes From Operations:
   - Net investment income (loss)                       15,789     (1,303,861)     (206,456)    (6,673)
   - Net realized gain (loss) on investments           110,150       (669,493)    8,424,387     96,860
   - Net change in unrealized appreciation or
     depreciation on investments                       777,919     17,507,439    (9,090,426)    (8,961)
                                                    ----------   ------------  ------------  ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     903,858     15,534,085      (872,495)    81,226
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,601,308     10,383,918     1,325,280    104,167
   - Contract withdrawals & transfers to
     annuity reserves                                 (198,871)   (14,863,363)   (2,399,238)   (24,208)
   - Contract transfers                                 82,128      1,068,713   (43,840,107)  (174,645)
                                                    ----------   ------------  ------------  ---------
                                                     2,484,565     (3,410,732)  (44,914,065)   (94,686)
Annuity Reserves:
   - Transfer from accumulation units
     & between subaccounts                                  --         63,597       (91,692)        --
   - Annuity Payments                                       --        (29,022)       (5,070)        --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            944            --         --
                                                    ----------   ------------  ------------  ---------
                                                            --         35,519       (96,762)        --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,484,565     (3,375,213)  (45,010,827)   (94,686)
                                                    ----------   ------------  ------------  ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              3,388,423     12,158,872   (45,883,322)   (13,460)
                                                    ----------   ------------  ------------  ---------
NET ASSETS AT DECEMBER 31, 2006                     $5,222,621   $131,399,543  $     29,593  $ 858,531
                                                    ==========   ============  ============  =========

See accompanying notes.

                                                                                  WFVT
                                                                      WFVT      ADVANTAGE     WFVT
                                                     PUTNAM VT     ADVANTAGE      LARGE     ADVANTAGE
                                                  HEALTH SCIENCES    EQUITY      COMPANY    SMALL CAP
                                                     CLASS IB        INCOME      GROWTH      GROWTH
                                                     SUBACCOUNT    SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS JANUARY 1, 2005                          $ 12,686,886    $106,836     $47,033    $137,264
Changes From Operations:
   - Net investment income (loss)                       (135,097)         69        (731)     (1,874)
   - Net realized gain (loss) on investments             523,282         338         102       4,308
   - Net change in unrealized appreciation or
     depreciation on investments                       1,233,691       4,979       2,926       9,614
                                                    ------------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     1,621,876       5,386       2,297      12,048
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,870,451      45,228      13,599      84,289
   - Contract withdrawals & transfers to
     annuity reserves                                 (1,612,755)       (362)        (20)    (19,212)
   - Contract transfers                                1,846,839       4,879          --     (22,513)
                                                    ------------    --------     -------    --------
                                                       2,104,535      49,745      13,579      42,564
Annuity Reserves:
   - Transfer from accumulation units & between
     subaccounts                                         (15,206)         --          --          --
   - Annuity Payments                                     (1,773)         --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                      28         --          --          --
                                                    ------------    --------     -------    --------
                                                         (16,951)         --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              2,087,584      49,745      13,579      42,564
                                                    ------------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                3,709,460      55,131      15,876      54,612
                                                    ------------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2005                       16,396,346     161,967      62,909     191,876
Changes From Operations:
   - Net investment income (loss)                        (21,593)        298        (917)     (3,285)
   - Net realized gain (loss) on investments           1,959,758       7,685         791      19,600
   - Net change in unrealized appreciation or
     depreciation on investments                      (2,549,043)     20,475          65      22,322
                                                    ------------    --------     -------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (610,878)     28,458         (61)     38,637
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  810,355          --          --      89,342
   - Contract withdrawals & transfers to
     annuity reserves                                   (971,966)       (906)        (75)     (6,876)
   - Contract transfers                              (15,435,066)      6,842      (4,251)    (21,003)
                                                    ------------    --------     -------    --------
                                                     (15,596,677)      5,936      (4,326)     61,463
Annuity Reserves:
   - Transfer from accumulation units
     & between subaccounts                               (25,477)         --          --          --
   - Annuity Payments                                       (796)         --          --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                     --          --          --          --
                                                    ------------    --------     -------    --------
                                                         (26,273)         --          --          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (15,622,950)      5,936      (4,326)     61,463
                                                    ------------    --------     -------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (16,233,828)     34,394      (4,387)    100,100
                                                    ------------    --------     -------    --------
NET ASSETS AT DECEMBER 31, 2006                     $    162,518    $196,361     $58,522    $291,976
                                                    ============    ========     =======    ========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account C (Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of three products, Multi-Fund(R), Multi-Fund(R) Select and eAnnuity(TM). The eAnnuity(TM) product is an annuity contract that is sold through the internet.

The assets of the Variable Account are owned by the Company. The Variable Account's assets supporting the annuity contracts may not be used to satisfy liabilities arising from any other business of the Company.

During 2007, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company will merge into The Lincoln National Life Insurance Company. The merger will not affect the assets and liabilities of Lincoln National Variable Annuity Account C.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Accounts are divided into variable subaccounts, each of which is invested in shares of eighty five mutual funds (the Funds) of fifteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Core Equity Fund
   AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Small/Mid Cap Value Class A Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class 2 Portfolio
   American Century VP International Portfolio
   American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Baron Capital Funds Trust (Baron Capital):
   Baron Capital Asset Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT Global Bond Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2
   FTVIPT Mutual Shares Securities Class 2
   FTVIPT Templeton Global Income Securities Class 2 Fund

Janus Aspen Series:
   Janus Aspen Series Worldwide Growth Portfolio

Lincoln National Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Aggressive Growth Fund
   Lincoln VIPT Aggressive Growth Service Class Fund
   Lincoln VIPT Aggressive Profile Fund
   Lincoln VIPT Aggressive Profile Service Class Fund
   Lincoln VIPT Bond Fund
   Lincoln VIPT Bond Service Class Fund
   Lincoln VIPT Capital Appreciation Fund
   Lincoln VIPT Capital Appreciation Service Class Fund
   Lincoln VIPT Conservative Profile Fund
   Lincoln VIPT Conservative Profile Service Class Fund
   Lincoln VIPT Core Fund
   Lincoln VIPT Equity-Income Fund
   Lincoln VIPT Equity-Income Service Class Fund
   Lincoln VIPT Global Asset Allocation Fund
   Lincoln VIPT Global Asset Allocation Service Class Fund
   Lincoln VIPT Growth Fund
   Lincoln VIPT Growth and Income Fund
   Lincoln VIPT Growth and Income Service Class Fund
   Lincoln VIPT Growth Opportunities Service Class Fund

   Lincoln VIPT International Fund
   Lincoln VIPT International Service Class Fund
   Lincoln VIPT Managed Fund
   Lincoln VIPT Managed Service Class Fund
   Lincoln VIPT Moderate Profile Fund
   Lincoln VIPT Moderate Profile Service Class Fund
   Lincoln VIPT Moderately Aggressive Profile Fund
   Lincoln VIPT Moderately Aggressive Profile Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT Social Awareness Fund
   Lincoln VIPT Social Awareness Service Class Fund
   Lincoln VIPT Special Opportunities Fund
   Lincoln VIPT Special Opportunities Service Class Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Capital Opportunities Series
   MFS VIT Total Return Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisors Management Trust
   (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Partners Portfolio
   NB AMT Regency Portfolio

Putnam Variable Trust (Putnam VT):
   Putnam VT Health Sciences Class IB Fund

Wells Fargo Variable Trust (WFVT):
   WFVT Advantage Equity Income Fund
   WFVT Advantage Large Company Growth Fund
   WFVT Advantage Small Cap Growth Fund

*    Denotes an affiliate of The Lincoln National Life Insurance Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2006, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 5%.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2005, the Delaware VIPT Capital Reserves Service Class Series, the Delaware VIPT High Yield Series, the Delaware VIPT High Yield Service Class Series, the Fidelity VIP Mid Cap Service Class 2 Portfolio, the FTVIPT Templeton Global Income Securities Class 2 Fund, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Aggressive Profile Service Class Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Conservative Profile Service Class Fund, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Opportunities Service Class Fund, the Lincoln VIPT Moderate Profile Fund, the Lincoln VIPT Moderate Profile Service Class Fund, the Lincoln VIPT Moderately Aggressive Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Service Class Fund became available as investment options for Variable Account Contract owners. Accordingly, the 2005 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Class B Fund changed its name to the ABVPSF Global Technology Class B Fund, the ABVPSF Small Cap Value Fund changed its name to the ABVPSF Small/Mid Cap Value Fund, the WFVT Equity Income Fund changed its name to the WFVT Advantage Equity Income Fund, the WFVT Large Company Growth Fund changed its name to the WFVT Advantage Large Company Growth Fund and the WFVT Small Cap Growth Fund changed its name to the WFVT Advantage Small Cap Growth Fund.

During 2006, the AIM V.I. Core Equity Fund, the ABVPSF International Value Class B Fund, the Delaware VIPT U.S. Growth Service Class Series, the FTVIPT Franklin Income Securities Class 2 Funds and the FTVIPT Franklin Mutual Shares Securities Class 2 Fund became available as investment options for Account Contract owners. Accordingly, the 2006 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2006.

Also during 2006, the Scudder Investments VIT Funds (Scudder VIT) family of funds changed its name to DWS Scudder VIP Funds (DWS VIP).

FUND MERGERS: During 2006, the AIM V.I. Premier Equity Fund merged into the AIM V.I. Core Equity Fund.

FUND CLOSINGS: During 2006, the AIM V.I. Premier Equity Fund and the ABVPSF Growth Class B Fund ceased to be available as an investment option to Variable Account Contract owners.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The range of rates are as follows for the three contract types within the Variable Account:

-    eAnnuity(TM) at a daily rate of .00150685% (.55% on an annual basis)

-    Multi-Fund(R) at a daily rate of .00273973% to .00712329 (1.00% to 2.60% on an annual basis)

- Multi-Fund(R) Select at a daily rate of .00274521% (1.002% on an annual basis)

In addition, $11,382,770 and $13,939,410 was retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrender charges during 2006 and 2005, respectively.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2006 follows.

                                MINIMUM   MAXIMUM  MINIMUM   MAXIMUM                                MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT     FEE      FEE      UNIT      UNIT       UNITS                      TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS   RETURN(4)  RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CORE EQUITY
            2006     4/28/06      1.00%    1.750%   $10.28    $10.68        16,478   $   172,826      7.89%      8.43%      0.56%
AIM V.I. INTERNATIONAL GROWTH
            2006                  1.00%    1.95%     18.79     19.74        37,356       732,508     25.76%     26.96%      1.42%
            2005                  1.00%    1.95%     14.94     15.55        24,902       385,241     15.65%     16.75%      0.69%
            2004                  1.00%    1.95%     12.92     13.32        24,432       324,064     21.61%     22.77%      0.69%
            2003                  1.00%    1.95%     10.62     10.85        20,352       220,344     26.58%     27.78%      1.27%
            2002                  1.00%    1.95%      8.39      8.49         2,261        19,080    -17.34%    -16.46%      0.91%
ABVPSF GLOBAL TECHNOLOGY CLASS B
            2006                  1.00%    1.80%      0.52     12.04    59,298,538    32,362,349      6.98%      7.30%      0.00%
            2005                  1.00%    1.30%      0.49     11.22    72,818,934    36,486,619      2.31%      2.62%      0.00%
            2004                  1.00%    1.30%      0.48      8.50    94,555,878    45,903,361      3.73%      4.04%      0.00%
            2003                  1.00%    1.75%      0.46      8.17   138,493,725    64,560,294     41.93%     42.36%      0.00%
            2002                  1.00%    1.30%      0.32      5.74    83,428,602    27,282,270    -42.56%    -42.39%      0.00%
ABVPSF GROWTH CLASS B
            2005                  1.00%    1.30%      0.80      0.81    16,257,106    13,174,220     10.19%     10.52%      0.00%
            2004                  1.00%    1.30%      0.72      0.73    20,938,610    15,353,249     13.05%     13.39%      0.00%
            2003                  1.00%    1.30%      0.64      0.65    20,651,889    13,355,274     32.96%     33.36%      0.00%
            2002                  1.00%    1.30%      0.48      0.48    10,647,980     5,163,438     -29.19%   -28.98%      0.00%
ABVPSF GROWTH AND INCOME CLASS B
            2006                  1.00%    1.30%     13.25     13.35     4,427,694    59,110,718     15.47%     15.82%      0.25%
            2005                  1.00%    1.30%     11.47     11.53       542,081     6,248,479      3.24%      3.55%      1.29%
            2004     5/24/04      1.00%    1.30%     11.11     11.13       181,142     2,016,382      9.08%     11.32%      0.14%
ABVPSF INTERNATIONAL VALUE CLASS B
            2006     6/22/06      1.00%    1.80%     11.83     11.89        68,347       812,198      0.71%     23.86%      0.00%
ABVPSF SMALL/MID CAP VALUE CLASS A
            2006                  1.00%    1.80%     18.69     22.19        23,101       446,812     12.38%     13.28%      0.44%
            2005                  1.00%    1.80%     16.62     17.14        47,790       817,091      5.06%      5.85%      0.71%
            2004                  1.00%    1.75%     15.82     16.20        30,065       484,554     17.23%     18.12%      0.18%
            2003                  1.00%    1.75%     13.50     13.71        24,534       335,025     38.82%     39.86%      0.53%
            2002                  1.00%    1.75%      9.72      9.80         8,827        86,328     -7.81%     -7.12%      0.09%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
            2006                 1.00%    1.80%   $10.34     $10.57       137,985  $  1,444,978    -0.23%      0.56%      3.29%
            2005                 1.00%    1.80%    10.38      10.51        48,777       510,991    -0.20%      0.55%      4.95%
            2004     6/23/04     1.00%    1.75%    10.40      10.46         9,732       101,554     0.07%      4.63%      1.89%
AMERICAN CENTURY VP INTERNATIONAL
            2006                 0.55%    0.55%     1.42       1.42        16,418        23,287    24.34%     24.34%      2.63%
            2005                 0.55%    0.55%     1.14       1.14        98,847       112,759    12.63%     12.63%      1.10%
            2004                 0.55%    0.55%     1.01       1.01        93,629        94,828    14.29%     14.29%      0.53%
            2003                 0.55%    0.55%     0.89       0.89       114,248       101,241    23.83%     23.83%      0.31%
            2002                 0.55%    0.55%     0.72       0.72       188,700       135,042   -20.81%    -20.81%      0.05%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2006                 1.00%    1.95%    14.92      15.23     4,014,042    61,115,653    18.28%     19.23%      0.84%
            2005                 1.00%    1.80%    12.62      12.77     2,125,679    27,149,977    12.10%     12.94%      0.67%
            2004     5/24/04     1.00%    1.75%    11.26      11.31       830,270     9,389,964     8.67%     15.43%      0.05%
AMERICAN FUNDS GROWTH CLASS 2
            2006                 1.00%    2.25%     1.12      19.49   674,795,654   810,306,303     7.77%      9.12%      0.80%
            2005                 1.00%    2.25%     1.03      18.09   673,349,379   728,450,984    13.95%     15.04%      0.72%
            2004                 1.00%    1.95%     0.90      15.83   650,424,534   603,000,010    10.32%     11.38%      0.18%
            2003                 1.00%    1.95%     0.81      10.19   558,850,163   462,593,451    34.17%     35.45%      0.13%
            2002                 1.00%    1.95%     0.60       7.52   408,662,563   247,889,602   -25.91%    -25.21%      0.03%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2006                 1.00%    2.25%    12.85      18.03    12,330,341   163,043,507    12.64%     14.06%      1.83%
            2005                 1.00%    2.25%    11.45      16.02     8,301,487    96,296,244     3.79%      4.78%      1.57%
            2004                 1.00%    1.95%    11.37      15.39     4,492,510    50,042,130     8.24%      9.28%      1.79%
            2003                 1.00%    1.95%    10.51      10.72       624,662     6,701,374    29.87%     31.11%      1.44%
            2002                 1.00%    1.95%     8.09       8.18       168,152     1,371,695   -19.92%    -19.16%      3.15%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2006                 1.00%    2.25%     1.26      23.56   225,874,390   310,794,956    16.33%     17.79%      1.74%
            2005                 1.00%    2.25%     1.07      20.16   184,032,133   210,218,274    19.16%     20.29%      1.70%
            2004                 1.00%    1.95%     0.90      16.90   142,898,536   133,651,991    17.01%     18.13%      1.53%
            2003                 1.00%    1.95%     0.76      11.28    93,690,450    73,676,494    32.51%     33.51%      1.62%
            2002                 1.00%    1.75%     0.57       8.45    64,328,735    37,340,419   -16.33%    -15.69%      1.48%
BARON CAPITAL ASSET
            2006                 0.55%    1.80%     2.01      18.78    85,738,959   183,983,607    13.46%     14.89%      0.00%
            2005                 0.55%    1.80%     1.77      12.08    95,725,183   175,459,157     2.03%      2.80%      0.00%
            2004                 0.55%    1.30%     1.73       1.98   102,460,597   180,566,032    24.01%     24.95%      0.00%
            2003                 0.55%    1.30%     1.40       1.59    71,610,336   101,264,502    28.33%     29.30%      0.00%
            2002                 0.55%    1.30%     1.09       1.23    69,045,972    75,841,607   -15.31%    -14.67%      0.00%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
            2006                 1.00%    1.80%    10.16      10.16         9,968       102,064     2.47%      2.47%      4.34%
            2005     8/16/05     1.80%    1.80%     9.91       9.91         3,912        38,784    -0.03%     -0.03%      1.47%
DELAWARE VIPT DIVERSIFIED INCOME
            2006                 1.00%    1.80%    11.28      11.52     7,112,957    81,894,023     5.99%      6.84%      0.73%
            2005                 1.00%    1.80%    10.73      10.78     2,054,184    22,135,616    -1.73%     -1.44%      0.84%
            2004     5/24/04     1.00%    1.30%    10.92      10.93       739,132     8,082,107     7.32%      9.35%      0.00%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
            2006                 1.00%    1.95%    11.20      11.44       732,435     8,355,999     5.65%      6.50%      1.11%
            2005                 1.00%    1.80%    10.61      10.74       346,090     3,714,019    -2.31%     -1.58%      0.58%
            2004     6/21/04     1.00%    1.75%    10.87      10.91        74,862       816,336     6.28%      8.34%      0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
            2006                 1.00%    1.80%    21.07      21.52        65,674     1,405,574    24.55%     25.55%      0.96%
            2005                 1.00%    2.25%    16.93      17.14        35,425       605,235    24.90%     25.85%      0.06%
            2004     6/23/04     1.00%    1.75%    13.56      13.62         1,743        23,698    26.81%     33.05%      0.00%
DELAWARE VIPT GLOBAL BOND
            2006                 0.55%    0.55%     1.76       1.76        18,147        31,958     2.58%      2.58%      4.30%
            2005                 0.55%    1.80%     1.62       1.72    32,294,952    53,613,368    -9.84%     -9.15%     16.46%
            2004                 0.55%    1.30%     1.79       1.89    41,855,296    76,804,886    11.54%     12.38%     13.53%
            2003                 0.55%    1.30%     1.61       1.68    57,641,213    94,554,866    18.81%     19.70%      1.63%
            2002                 0.55%    1.30%     1.35       1.40    60,665,695    83,503,891    23.47%     24.43%      0.21%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT HIGH YIELD
            2006                 1.00%    1.80%    $11.29    $11.44     1,401,130  $ 16,023,618    10.44%     11.33%      3.23%
            2005      6/6/05     1.00%    1.80%     10.23     10.27       236,402     2,428,470    -0.34%      2.73%      0.00%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
            2006                 1.00%    1.00%     11.41     11.41        68,365       780,161    11.07%     11.07%      2.90%
            2005      6/9/05     1.00%    1.00%     10.27     10.27         9,179        94,301     2.93%      2.93%      0.00%
DELAWARE VIPT REIT
            2006                 1.00%    2.15%      3.08     25.71   101,214,445   323,270,992    29.81%     31.31%      1.80%
            2005                 1.00%    2.15%      2.35     19.58    98,117,755   238,208,105     4.89%      6.10%      1.97%
            2004                 1.00%    2.15%      2.22     18.45   116,236,561   265,285,677    29.03%     30.07%      1.96%
            2003                 1.00%    1.80%      1.71     14.19    92,110,822   160,909,583    31.70%     32.69%      2.41%
            2002                 1.00%    1.75%      1.30     10.69    83,475,167   109,256,910     2.71%      3.48%      1.69%
DELAWARE VIPT REIT SERVICE CLASS
            2006                 1.00%    1.00%     18.40     18.40       410,686     7,556,798    31.00%     31.00%      1.33%
            2005                 1.00%    1.00%     14.05     14.05       204,962     2,878,823     5.79%      5.79%      1.10%
            2004     8/12/04     1.00%    1.00%     13.28     13.28        51,835       688,197    22.58%     22.58%      0.00%
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
            2006                 1.00%    2.15%      1.96     21.58   162,075,066   337,704,818    13.65%     14.73%      0.02%
            2005                 1.00%    2.25%      1.71     18.96   163,278,780   291,658,893     7.04%      8.06%      0.15%
            2004                 1.00%    1.95%      1.59     17.69   158,621,453   258,482,376    18.82%     19.96%      0.02%
            2003                 1.00%    1.95%      1.33     13.85   133,062,475   179,787,347    38.93%     40.26%      0.22%
            2002                 1.00%    1.95%      0.95      9.87   102,308,014    98,112,228    -7.55%     -6.67%      0.26%
DELAWARE VIPT TREND
            2006                 0.55%    1.95%      2.29     17.78   125,540,187   297,987,464     5.52%      7.00%      0.00%
            2005                 0.55%    1.95%      2.15     16.83   146,301,640   325,643,375     3.81%      5.28%      0.00%
            2004                 0.55%    1.95%      2.06     16.18   176,557,581   374,406,585    10.43%     11.99%      0.00%
            2003                 0.55%    1.95%      1.86     11.18   194,436,461   369,174,879    32.49%     34.36%      0.00%
            2002                 0.55%    1.95%      1.39      8.36   197,787,026   280,180,149   -21.50%    -20.38%      0.00%
DELAWARE VIPT TREND SERVICE CLASS
            2006                 1.00%    1.00%     12.21     12.21       227,494     2,776,830     6.27%      6.27%      0.00%
            2005                 1.00%    1.00%     11.49     11.49       119,204     1,369,229     4.56%      4.56%      0.00%
            2004     8/13/04     1.00%    1.00%     10.99     10.99        20,593       226,225    24.05%     24.05%      0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
            2006     11/1/06     1.30%    1.30%     10.50     10.50         1,313        13,795     4.26%      4.26%      0.00%
DELAWARE VIPT VALUE
            2006                 0.55%    1.95%      2.37     19.27    88,171,906   218,333,816    21.71%     23.42%      1.50%
            2005                 0.55%    1.95%      1.93     12.28    80,260,557   160,834,889     3.98%      5.45%      1.65%
            2004                 0.55%    1.95%      1.85     11.70    75,081,029   142,812,874    12.71%     14.30%      1.57%
            2003                 0.55%    1.95%      1.63     10.28    73,946,298   123,091,951    26.07%     27.60%      1.84%
            2002                 0.55%    1.75%      1.28      8.10    68,484,800    89,576,306   -20.09%    -19.12%      1.57%
DELAWARE VIPT VALUE SERVICE CLASS
            2006                 1.00%    1.00%     14.56     14.56       283,445     4,127,252    22.56%     22.56%      0.97%
            2005                 1.00%    1.00%     11.88     11.88       101,038     1,200,406     4.74%      4.74%      0.70%
            2004     8/12/04     1.00%    1.00%     11.34     11.34        10,018       113,634    14.18%     14.18%      0.00%
DWS VIP EQUITY 500 INDEX
            2006                 0.55%    1.95%      1.05     16.67   254,857,591   277,561,949    13.29%     14.89%      0.80%
            2005                 0.55%    1.95%      0.92     11.04   150,969,247   144,506,633     2.65%      4.10%      1.58%
            2004                 0.55%    1.95%      0.89     10.66   163,022,592   150,786,861     8.46%      9.99%      1.13%
            2003                 0.55%    1.95%      0.82      9.73   168,526,129   141,764,962    25.94%     27.46%      1.17%
            2002                 0.55%    1.75%      0.65      7.67   138,987,242    91,317,000   -23.67%    -22.74%      1.07%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
            2006                 1.00%    1.00%     13.07     13.07       193,034     2,522,921    14.09%     14.09%      0.79%
            2005                 1.00%    1.00%     11.46     11.46        87,979     1,007,825     3.38%      3.38%      0.87%
            2004     8/17/04     1.00%    1.00%     11.08     11.08        12,299       136,288    12.15%     12.15%      0.00%
DWS VIP SMALL CAP INDEX
            2006                 0.55%    2.25%      1.75     21.75    39,601,841    72,303,839    14.88%     16.85%      0.69%
            2005                 0.55%    2.25%      1.51     14.66    38,065,575    59,431,037     2.45%      3.69%      0.65%
            2004                 0.55%    1.75%      1.46     14.20    46,016,290    69,337,137    15.72%     17.11%      0.46%
            2003                 0.55%    1.75%      1.26     12.18    48,029,009    61,668,294    43.89%     45.62%      0.67%
            2002                 0.55%    1.75%      0.87      8.40    22,951,666    20,258,428   -21.96%    -21.02%      0.71%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                              MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS   RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
            2006                 1.00%    1.00%    $14.06    $14.06       124,620  $  1,752,120    16.02%     16.02%      0.33%
            2005                 1.00%    1.00%     12.12     12.12        55,544       673,088     2.96%      2.96%      0.28%
            2004     8/12/04     1.00%    1.00%     11.77     11.77         8,972       105,597    25.75%     25.75%      0.00%
FIDELITY VIP CONTRAFUND SERVICE CLASS
            2006                 1.00%    2.25%      1.49     17.92   163,076,259   256,486,938     9.11%     10.48%      1.12%
            2005                 1.00%    2.25%      1.36     16.35   150,721,838   212,550,906    14.76%     15.69%      0.18%
            2004                 1.00%    1.80%      1.18     14.25   114,920,893   139,081,949    13.28%     14.19%      0.24%
            2003                 1.00%    1.80%      1.03     11.68    97,341,175   102,571,115    26.13%     27.08%      0.33%
            2002                 1.00%    1.75%      0.81      9.19    82,080,055    67,756,061   -11.00%    -10.33%      0.68%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
            2006                 1.00%    1.00%     14.40     14.40       733,844    10,565,893    10.32%     10.32%      1.14%
            2005                 1.00%    1.00%     13.05     13.05       293,051     3,824,627    15.50%     15.50%      0.04%
            2004     8/13/04     1.00%    1.00%     11.30     11.30        27,970       316,038    17.61%     17.61%      0.00%
FIDELITY VIP GROWTH SERVICE CLASS
            2006                 1.00%    1.95%      0.86     10.24    79,646,681    70,039,216     4.67%      5.67%      0.30%
            2005                 1.00%    1.95%      0.81      9.69    95,219,967    79,207,931     3.63%      4.62%      0.41%
            2004                 1.00%    1.95%      0.78      9.26   117,556,827    93,354,109     1.27%      2.24%      0.17%
            2003                 1.00%    1.95%      0.76      9.06   133,867,903   103,856,285    30.48%     31.46%      0.19%
            2002                 1.00%    1.75%      0.58      6.89   135,389,850    79,764,156   -31.42%    -30.90%      0.15%
FIDELITY VIP GROWTH SERVICE CLASS 2
            2006                 1.00%    1.00%     11.67     11.67        79,340       925,919     5.51%      5.51%      0.11%
            2005                 1.00%    1.00%     11.06     11.06        36,392       402,529     4.45%      4.45%      0.11%
            2004     8/24/04     1.00%    1.00%     10.59     10.59         5,964        63,153    10.32%     10.32%      0.00%
FIDELITY VIP MID CAP SERVICE CLASS 2
            2006                 1.00%    1.95%     12.77     12.92        74,541       960,977    10.45%     11.28%      0.11%
            2005     7/18/05     1.00%    1.75%     11.56     11.61        30,034       348,432     4.30%     10.92%      0.00%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
            2006      6/7/06     1.00%    1.95%     11.20     11.27        35,930       404,155     0.37%     11.53%      0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
            2006     7/19/06     1.00%    1.80%     11.26     11.31        18,083       204,269     4.03%     12.77%      0.00%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
            2006                 1.00%    1.80%     10.93     11.06        23,259       256,580    10.82%     11.65%      2.30%
            2005      8/4/05     1.00%    1.75%      9.87      9.91         8,255        81,744    -1.34%     -1.04%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2006                 0.55%    1.75%      1.17     11.64       330,587       670,355    16.15%     17.56%      0.01%
            2005                 0.55%    1.80%      0.89      9.94   147,517,524   133,788,327     4.03%      5.28%      1.33%
            2004                 0.55%    1.75%      0.85      9.49   193,567,325   167,463,524     2.96%      4.20%      0.95%
            2003                 0.55%    1.75%      0.82      9.15   257,781,965   214,949,968    21.84%     23.31%      1.12%
            2002                 0.55%    1.75%      0.67      7.45   293,052,392   199,016,331   -26.81%    -25.91%      0.88%
LINCOLN VIPT AGGRESSIVE GROWTH
            2006                 1.00%    1.75%      1.64     12.37   116,454,482   196,624,821     7.38%      8.19%      0.00%
            2005                 1.00%    1.80%      1.52     16.26   134,590,994   210,224,297     7.85%      8.72%      0.00%
            2004                 1.00%    1.80%      1.40     10.52   154,257,663   221,543,618    12.19%     12.53%      0.00%
            2003                 1.00%    1.75%      1.25      9.35   175,692,646   224,178,391    30.91%     31.30%      0.00%
            2002                 1.00%    1.30%      0.96      7.12   182,535,671   177,251,404   -31.13%    -30.92%      0.00%
LINCOLN VIPT AGGRESSIVE GROWTH SERVICE CLASS
            2006                 1.00%    1.00%     13.03     13.03        75,019       977,470     7.91%      7.91%      0.00%
            2005                 1.00%    1.00%     12.07     12.07        28,763       347,283     8.45%      8.45%      0.00%
            2004     8/20/04     1.00%    1.00%     11.13     11.13         2,616        29,127    15.97%     15.97%      0.00%
LINCOLN VIPT AGGRESSIVE PROFILE
            2006                 1.00%    1.30%     12.56     12.62       770,489     9,724,799    15.04%     15.38%      1.07%
            2005      6/6/05     1.00%    1.30%     10.92     10.94       346,642     3,791,790     6.55%      9.39%      0.00%
LINCOLN VIPT AGGRESSIVE PROFILE SERVICE CLASS
            2006                 1.00%    1.00%     12.57     12.57       187,875     2,361,697    15.10%     15.10%      0.65%
            2005     6/23/05     1.00%    1.00%     10.92     10.92        56,713       619,413     3.97%      8.86%      0.00%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE     UNIT       UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT BOND
            2006                 0.55%    2.25%    $ 7.06    $12.71    48,982,589  $  359,659,112     2.84%      4.14%     4.36%
            2005                 0.55%    1.80%      6.83     12.26    53,029,168     374,673,326     0.81%      2.08%     4.12%
            2004                 0.55%    1.80%      6.74     12.06    56,084,889     389,384,378     3.48%      4.72%     3.94%
            2003                 0.55%    1.75%      6.48     11.57    63,540,725     421,811,510     5.42%      6.69%     4.08%
            2002                 0.55%    1.75%      6.12     10.90    73,184,380     455,965,422     8.24%      9.55%     5.07%
LINCOLN VIPT BOND SERVICE CLASS
            2006                 1.00%    1.00%     11.04     11.04       590,286       6,518,940     3.41%      3.41%     5.26%
            2005                 1.00%    1.00%     10.68     10.68       277,291       2,961,343     1.36%      1.36%     5.93%
            2004    8/12/04      1.00%    1.00%     10.54     10.54        44,109         464,727     2.41%      2.41%     3.21%
LINCOLN VIPT CAPITAL APPRECIATION
            2006                 0.55%    1.80%      2.44     15.06   180,963,891     453,859,825     7.71%      9.07%     0.18%
            2005                 0.55%    1.80%      2.25     10.15   220,781,056     509,945,470     2.39%      3.63%     0.24%
            2004                 0.55%    1.75%      2.19      9.84   276,781,390     619,685,017     3.46%      4.70%     0.00%
            2003                 0.55%    1.75%      2.11      9.44   348,997,306     749,615,972    30.16%     31.74%     0.00%
            2002                 0.55%    1.75%      1.61      7.20   386,729,545     633,360,464   -28.24%    -27.36%     0.00%
LINCOLN VIPT CAPITAL APPRECIATION SERVICE CLASS
            2006                 1.00%    1.00%     12.05     12.05        29,640         357,065     8.31%      8.31%     0.00%
            2005                 1.00%    1.00%     11.12     11.12        14,456         160,781     2.91%      2.91%     0.08%
            2004    8/24/04      1.00%    1.00%     10.81     10.81         1,134          12,261     9.84%      9.84%     0.00%
LINCOLN VIPT CONSERVATIVE PROFILE
            2006                 1.00%    1.80%     11.15     11.15       592,902       6,612,403     8.25%      8.25%     2.07%
            2005    6/13/05      1.00%    1.00%     10.30     10.30       171,956       1,771,846     3.10%      3.10%     0.00%
LINCOLN VIPT CONSERVATIVE PROFILE SERVICE CLASS
            2006                 1.00%    1.75%     11.06     11.11       111,196       1,232,274     7.66%      7.98%     1.57%
            2005    6/9/05       1.00%    1.30%     10.27     10.29        27,370         281,345     1.67%      2.76%     0.00%
LINCOLN VIPT CORE
            2006    7/3/06       1.00%    1.00%     11.62     11.62           663           7,707     9.00%      9.00%     0.85%
LINCOLN VIPT EQUITY-INCOME
            2006                 0.55%    2.25%      3.34     16.91   201,058,618     693,609,325     8.79%     10.66%     1.27%
            2005                 0.55%    2.25%      3.04     15.55   231,555,936     724,260,514     2.63%      3.92%     1.11%
            2004                 0.55%    1.80%      2.95     15.12   261,275,914     789,375,489     7.81%      9.16%     1.08%
            2003                 0.55%    1.80%      2.72     11.06   278,421,234     773,183,911    30.05%     31.62%     1.00%
            2002                 0.55%    1.75%      2.08      8.44   277,126,452     586,755,983   -17.13%    -16.13%     1.00%
LINCOLN VIPT EQUITY-INCOME SERVICE CLASS
            2006                 1.00%    1.00%     12.83     12.83       280,478       3,598,499     9.89%      9.89%     1.27%
            2005                 1.00%    1.00%     11.68     11.68       141,395       1,650,866     3.19%      3.19%     1.42%
            2004    8/12/04      1.00%    1.00%     11.31     11.31        21,361         241,686    14.24%     14.24%     1.06%
LINCOLN VIPT GLOBAL ASSET ALLOCATION
            2006                 1.00%    1.80%      3.92     16.12    59,876,504     242,081,548    12.47%     13.37%     1.29%
            2005                 1.00%    1.80%      3.47     12.44    66,720,691     237,516,072     4.95%      5.74%     1.23%
            2004                 1.00%    1.75%      3.29     11.77    74,103,795     249,280,928    11.57%     12.41%     1.68%
            2003                 1.00%    1.75%      2.93     10.47    83,253,960     249,096,517    18.31%     19.20%     3.12%
            2002                 1.00%    1.75%      2.47      8.78    93,290,438     234,049,386   -13.53%    -12.86%     1.54%
LINCOLN VIPT GLOBAL ASSET ALLOCATION SERVICE CLASS
            2006                 1.00%    1.00%     13.64     13.64        71,487         974,767    13.09%     13.09%     1.37%
            2005                 1.00%    1.00%     12.06     12.06        37,459         451,669     5.47%      5.47%     1.31%
            2004    8/16/04      1.00%    1.00%     11.43     11.43         8,148          93,154    13.13%     13.13%     0.59%
LINCOLN VIPT GROWTH
            2006    1/6/06       1.00%    1.00%     11.43     11.43         5,932          67,803     1.20%      1.20%     0.00%
LINCOLN VIPT GROWTH AND INCOME
            2006                 0.55%    2.15%     12.43     16.67   142,636,453   1,916,210,608     9.97%     11.75%     1.20%
            2005                 0.55%    2.15%     11.17     15.11   165,848,589   2,002,906,771     3.30%      4.96%     1.28%
            2004                 0.55%    2.15%     10.79     11.89   188,106,797   2,174,134,367     9.83%     11.38%     1.27%
            2003                 0.55%    1.95%      9.86     10.68   208,736,422   2,175,961,869    27.47%     29.01%     1.17%
            2002                 0.55%    1.75%      7.74      8.28   225,436,409   1,830,003,177   -23.40%    -22.48%     1.00%
LINCOLN VIPT GROWTH AND INCOME SERVICE CLASS
            2006                 1.00%    1.00%     13.03     13.03       155,195       2,021,821    10.97%     10.97%     1.28%
            2005                 1.00%    1.00%     11.74     11.74        87,504       1,027,316     4.23%      4.23%     1.78%
            2004    8/16/04      1.00%    1.00%     11.26     11.26        10,692         120,438    14.48%     14.48%     1.16%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                                 MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                       TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING    NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
            2006    2/17/06      1.00%    1.30%    $12.43    $12.49         1,142  $       14,256    -6.32%      0.21%     0.00%
LINCOLN VIPT INTERNATIONAL
            2006                 0.55%    2.15%      3.76     24.52   146,388,581     571,192,785    27.69%     29.29%     3.07%
            2005                 0.55%    1.80%      2.93     19.30   139,539,198     421,644,263    10.54%     11.93%     2.12%
            2004                 0.55%    1.80%      2.63     17.43   140,903,346     381,072,870    18.84%     20.27%     1.07%
            2003                 0.55%    1.75%      2.21     12.38   146,246,605     329,712,423    39.16%     40.85%     2.04%
            2002                 0.55%    1.75%      1.58      8.83   153,731,469     246,832,145   -12.32%    -11.27%     1.33%
LINCOLN VIPT INTERNATIONAL SERVICE CLASS
            2006                 1.00%    1.00%     17.46     17.46       309,980       5,412,706    28.39%     28.39%     3.30%
            2005                 1.00%    1.00%     13.60     13.60       129,885       1,766,446    11.14%     11.14%     3.12%
            2004    8/13/04      1.00%    1.00%     12.24     12.24         7,038          86,121    19.24%     19.24%     0.79%
LINCOLN VIPT MANAGED
            2006                 0.55%    2.25%      6.85     15.13    71,559,716     506,089,645     8.11%      9.96%     2.35%
            2005                 0.55%    2.25%      6.28     12.15    81,874,088     528,459,046     2.71%      3.95%     2.31%
            2004                 0.55%    1.75%      6.09     11.75    91,044,639     567,272,218     8.09%      9.40%     2.13%
            2003                 0.55%    1.75%      5.60     10.78   101,042,240     577,813,343    21.31%     22.23%     2.15%
            2002                 0.55%    1.30%      4.62      8.86   109,046,335     512,204,188   -12.22%    -11.54%     3.01%
LINCOLN VIPT MANAGED SERVICE CLASS
            2006                 1.00%    1.00%     12.39     12.39       166,128       2,059,104     9.20%      9.20%     2.64%
            2005                 1.00%    1.00%     11.35     11.35        89,535       1,016,259     3.22%      3.22%     2.95%
            2004    8/17/04      1.00%    1.00%     11.00     11.00        16,931         186,181    10.21%     10.21%     2.01%
LINCOLN VIPT MODERATE PROFILE
            2006                 1.00%    1.80%     11.62     11.67     1,853,090      21,617,478    10.59%     10.92%     1.33%
            2005    6/9/05       1.00%    1.30%     10.51     10.52       582,841       6,133,817     4.44%      5.19%     0.00%
LINCOLN VIPT MODERATE PROFILE SERVICE CLASS
            2006                 1.00%    2.60%     11.49     11.63       641,904       7,419,165     9.83%     10.66%     0.96%
            2005    6/27/05      1.00%    1.75%     10.46     10.51       133,526       1,401,947     0.20%      5.09%     0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE PROFILE
            2006                 1.00%    1.30%     12.03     12.09     1,789,528      21,639,637    12.66%     13.00%     1.37%
            2005    6/10/05      1.00%    1.30%     10.68     10.70       703,179       7,524,519     5.35%      7.12%     0.00%
LINCOLN VIPT MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
            2006                 1.00%    2.60%     11.90     12.04       634,832       7,619,433    11.88%     12.72%     1.09%
            2005    6/9/05       1.00%    1.75%     10.64     10.69        87,007         928,880     4.23%      6.75%     0.00%
LINCOLN VIPT MONEY MARKET
            2006                 0.55%    2.15%      2.89     10.55    30,112,148      90,045,597     2.86%      4.11%     4.60%
            2005                 0.55%    1.75%      2.80     10.18    27,751,932      80,178,721     1.01%      2.23%     2.75%
            2004                 0.55%    1.75%      2.76     10.00    29,097,949      82,469,737    -0.87%      0.33%     0.85%
            2003                 0.55%    1.75%      2.77     10.02    38,877,811     110,621,661    -1.07%      0.13%     0.70%
            2002                 0.55%    1.75%      2.79     10.05    59,192,929     168,477,319    -0.36%      0.85%     1.40%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
            2006                 1.00%    1.00%     10.48     10.48       104,041       1,090,741     3.38%      3.38%     4.43%
            2005                 1.00%    1.00%     10.14     10.14        34,673         351,628     1.51%      1.51%     2.81%
            2004    8/26/04      1.00%    1.00%      9.99      9.99         4,004          40,003     0.04%      0.04%     0.43%
LINCOLN VIPT SOCIAL AWARENESS
            2006                 0.55%    1.95%      7.35     18.27   132,242,404   1,000,811,447    10.14%     11.69%     0.86%
            2005                 0.55%    1.95%      6.63     16.56   148,653,119   1,011,436,950     9.87%     11.41%     0.83%
            2004                 0.55%    1.95%      5.99     11.39   164,370,366   1,007,815,652    10.53%     12.08%     0.92%
            2003                 0.55%    1.95%      5.39     10.21   179,113,924     984,103,556    29.58%     31.14%     0.86%
            2002                 0.55%    1.75%      4.14      7.82   189,687,577     798,133,644   -23.48%    -22.55%     0.89%
LINCOLN VIPT SOCIAL AWARENESS SERVICE CLASS
            2006                 1.00%    1.00%     13.77     13.77       266,460       3,669,937    10.91%     10.91%     0.89%
            2005                 1.00%    1.00%     12.42     12.42       113,371       1,407,871    10.64%     10.64%     1.11%
            2004    8/16/04      1.00%    1.00%     11.22     11.22        12,570         141,092    15.28%     15.28%     0.73%
LINCOLN VIPT SPECIAL OPPORTUNITIES
            2006                 0.55%    1.95%     17.26     21.95    42,245,439     750,623,519    13.81%     15.42%     1.25%
            2005                 0.55%    2.25%     15.07     19.35    46,170,962     713,874,820    13.41%     15.01%     1.18%
            2004                 0.55%    1.95%     13.20     17.01    45,075,221     608,606,027    20.39%     22.09%     1.21%
            2003                 0.55%    1.95%     10.89     12.17    45,453,656     504,886,962    31.67%     33.26%     1.31%
            2002                 0.55%    1.75%      8.24      9.17    48,383,568     405,078,743   -13.26%    -12.20%     1.39%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                    TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING   NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT SPECIAL OPPORTUNITIES SERVICE CLASS
            2006                 1.00%    1.00%    $15.92    $15.92       525,756   $8,370,288    14.61%     14.61%      1.32%
            2005                 1.00%    1.00%     13.89     13.89       235,840    3,276,125    14.21%     14.21%      1.61%
            2004     8/10/04     1.00%    1.00%     12.16     12.16        19,256      234,218    20.21%     20.21%      1.04%
MFS VIT CAPITAL OPPORTUNITIES
            2006                 1.00%    1.00%     11.20     11.20         4,574       51,224    12.67%     12.67%      0.46%
            2005                 1.00%    1.75%      9.65      9.94         5,178       51,306    -0.08%      0.67%      0.74%
            2004                 1.00%    1.75%      9.66      9.87         6,205       61,150    10.63%     11.35%      0.49%
            2003                 1.00%    1.75%      8.87      8.87        11,713      103,425    26.09%     26.09%      0.19%
            2002                 1.00%    1.00%      7.03      7.03         4,314       30,341   -30.42%    -30.42%      0.01%
MFS VIT TOTAL RETURN
            2006                 1.00%    1.95%     12.95     13.59       136,026    1,834,530     9.73%     10.78%      2.25%
            2005                 1.00%    1.95%     11.80     12.27       122,330    1,489,590     0.83%      1.80%      1.98%
            2004                 1.00%    1.95%     11.70     12.05        99,430    1,190,332     9.17%     10.21%      1.55%
            2003                 1.00%    1.95%     10.76     10.93        77,802      847,486    14.31%     15.17%      1.38%
            2002                 1.00%    1.75%      9.42      9.50        20,183      191,295    -6.81%     -6.11%      0.64%
MFS VIT UTILITIES
            2006                 1.00%    2.25%      1.54     28.74   119,417,464  190,728,952    28.34%     29.96%      1.84%
            2005                 1.00%    2.25%      1.19     22.29   112,816,391  138,149,222    14.58%     15.68%      0.52%
            2004                 1.00%    1.95%      1.03     13.05    60,302,222   63,545,430    27.69%     28.90%      1.22%
            2003                 1.00%    1.95%      0.80     10.12    30,669,050   24,998,212    33.27%     34.54%      1.37%
            2002                 1.00%    1.95%      0.60      7.52     8,445,091    5,082,599   -24.25%    -23.53%      2.51%
MFS VIT UTILITIES SERVICE CLASS
            2006                 1.00%    1.00%     19.03     19.03       274,439    5,222,621    29.66%     29.66%      1.51%
            2005                 1.00%    1.00%     14.68     14.68       124,967    1,834,198    15.41%     15.41%      0.28%
            2004     8/13/04     1.00%    1.00%     12.72     12.72        21,118      268,574    22.22%     22.22%      0.00%
NB AMT MID-CAP GROWTH
            2006                 0.55%    1.95%      1.28     17.98    98,051,155  131,399,543    12.48%     14.07%      0.00%
            2005                 0.55%    1.95%      1.13     15.96   102,173,309  119,240,671    11.55%     13.12%      0.00%
            2004                 0.55%    1.95%      1.01     14.29   109,676,815  112,769,653    14.06%     15.67%      0.00%
            2003                 0.55%    1.95%      0.88      9.03   116,749,476  103,842,991    25.60%     27.37%      0.00%
            2002                 0.55%    1.95%      0.69      7.12   120,587,999   84,435,146   -30.70%    -29.73%      0.00%
NB AMT PARTNERS
            2006                 0.55%    0.55%      1.59      1.59        18,560       29,593    11.62%     11.62%      0.00%
            2005                 0.55%    1.30%      1.32      1.43    34,235,855   45,912,915    16.52%     17.40%      1.08%
            2004                 0.55%    1.30%      1.13      1.22    21,731,443   24,936,907    17.44%     18.32%      0.01%
            2003                 0.55%    1.30%      0.96      1.03    23,872,215   23,256,555    33.34%     34.35%      0.00%
            2002                 0.55%    1.30%      0.72      0.77    17,591,565   12,813,959   -25.13%    -24.56%      0.57%
NB AMT REGENCY
            2006                 1.00%    2.25%     17.64     19.73        46,483      858,531     8.69%     10.06%      0.43%
            2005                 1.00%    2.25%     16.18     16.82        52,006      871,991     9.84%     10.89%      0.09%
            2004                 1.00%    1.95%     14.73     15.17        43,095      651,422    20.00%     21.14%      0.03%
            2003                 1.00%    1.95%     12.33     12.52        24,317      303,434    33.49%     34.50%      0.00%
            2002                 1.00%    1.75%      9.24      9.31         4,839       45,008   -12.09%    -11.46%      0.05%
PUTNAM VT HEALTH SCIENCES CLASS IB
            2006                 1.00%    1.30%     10.98     11.15        14,602      162,518     1.47%      1.77%      0.69%
            2005                 1.00%    1.75%      1.02     10.95    15,649,904   16,396,346    11.23%     12.07%      0.05%
            2004                 1.00%    1.75%      0.92      9.77    13,566,356   12,686,886     5.27%      6.06%      0.18%
            2003                 1.00%    1.75%      0.87      9.21    13,891,906   12,281,975    16.86%     17.21%      0.45%
            2002                 1.00%    1.30%      0.74      7.86     9,238,738    6,925,315   -21.37%    -21.14%      0.00%
WFVT ADVANTAGE EQUITY INCOME
            2006                 1.00%    1.75%     12.93     13.38        14,867      196,361    16.49%     17.37%      1.60%
            2005                 1.00%    1.75%     11.10     11.40        14,449      161,967     3.55%      4.33%      1.52%
            2004                 1.00%    1.75%     10.85     10.85         9,905      106,836     9.64%      9.64%      2.47%
            2003      3/3/03     1.30%    1.30%      9.89      9.89           422        4,178    33.00%     33.00%      0.78%
WFVT ADVANTAGE LARGE COMPANY GROWTH
            2006                 1.00%    1.75%     10.28     10.64         5,641       58,522     0.57%      1.33%      0.00%
            2005                 1.00%    1.75%     10.22     10.50         6,116       62,909     3.87%      4.65%      0.16%
            2004                 1.00%    1.75%      9.84     10.04         4,754       47,033     1.47%      2.23%      0.00%
            2003      4/7/03     1.00%    1.75%      9.70      9.82         4,207       40,985     9.38%     23.28%      0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                            MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                   TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR    DATE(1)     RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS  RETURN(4)  RETURN(4)   RATIO(5)
-------------------------------------------------------------------------------------------------------------------------------
WFVT ADVANTAGE SMALL CAP GROWTH
            2006                 1.00%    1.75%    $13.73    $14.21      20,693     $291,976     20.62%     21.53%      0.00%
            2005                 1.00%    1.75%     11.38     11.69      16,522      191,876      4.40%      5.19%      0.00%
            2004                 1.00%    1.75%     10.90     11.12      12,413      137,264     11.80%     12.64%      0.00%
            2003                 1.00%    1.75%      9.87      9.87       4,887       47,933     40.85%     40.85%      0.00%
            2002     12/5/02     1.00%    1.00%      7.01      7.01       1,922       13,478     -4.03%     -4.03%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2006.

                                                            AGGREGATE    AGGREGATE
                                                             COST OF      PROCEEDS
                                                            PURCHASES    FROM SALES
-----------------------------------------------------------------------------------
AIM V.I. Core Equity                                       $   168,280  $     9,129
AIM V.I. International Growth                                  245,767       19,056
ABVPSF Global Technology Class B                             4,098,904   10,850,439
ABVPSF Growth Class B                                          688,040   12,827,610
ABVPSF Growth and Income Class B                            52,918,292    8,256,183
ABVPSF International Value Class B                             837,182      104,985
ABVPSF Small/Mid Cap Value Class A                             285,041      700,488
American Century VP Inflation Protection Class 2             1,497,792      544,253
American Century VP International                                7,973      111,157
American Funds Global Growth Class 2                        28,400,932    2,099,394
American Funds Growth Class 2                               58,137,533   40,104,822
American Funds Growth-Income Class 2                        57,134,599    3,942,459
American Funds International Class 2                        70,448,774    8,886,588
Baron Capital Asset                                         11,142,261   27,656,132
Delaware VIPT Capital Reserves Service Class                    68,694        5,797
Delaware VIPT Diversified Income                            57,817,550    2,778,427
Delaware VIPT Diversified Income Service Class               5,267,169    1,033,514
Delaware VIPT Emerging Markets Service Class                 1,095,732      495,558
Delaware VIPT Global Bond                                    3,164,510   55,255,769

                                                             AGGREGATE      AGGREGATE
                                                              COST OF       PROCEEDS
                                                             PURCHASES     FROM SALES
--------------------------------------------------------------------------------------
Delaware VIPT High Yield                                   $ 13,457,849   $    627,802
Delaware VIPT High Yield Service Class                          695,761         49,699
Delaware VIPT REIT                                           57,603,396     28,620,846
Delaware VIPT REIT Service Class                              3,704,776        108,233
Delaware VIPT Small Cap Value Service Class                  47,295,270     26,430,367
Delaware VIPT Trend                                           7,615,632     56,569,490
Delaware VIPT Trend Service Class                             1,359,437         89,243
Delaware VIPT U.S. Growth Service Class                          13,266             28
Delaware VIPT Value                                          34,510,774     10,591,361
Delaware VIPT Value Service Class                             2,479,216         60,489
DWS VIP Equity 500 Index                                    126,170,878     28,678,352
DWS VIP Equity 500 Index Service Class                        1,350,109         81,619
DWS VIP Small Cap Index                                      22,204,610     15,522,853
DWS VIP Small Cap Index Service Class                         1,048,277         93,972
Fidelity VIP Contrafund Service Class                        53,994,857     13,042,619
Fidelity VIP Contrafund Service Class 2                       6,899,224         90,188
Fidelity VIP Growth Service Class                             1,357,027     15,056,962
Fidelity VIP Growth Service Class 2                             495,684         19,245
Fidelity VIP Mid Cap Service Class 2                          1,103,753        508,524
FTVIPT Franklin Income Securities Class 2                       619,092        241,929
FTVIPT Mutual Shares Securities Class 2                         195,284          1,925
FTVIPT Templeton Global Income Securities Class 2               179,585         18,147
Janus Aspen Series Worldwide Growth                             265,993    132,850,976
Lincoln VIPT Aggressive Growth                                1,113,080     32,437,214
Lincoln VIPT Aggressive Growth Service Class                    596,858         26,022
Lincoln VIPT Aggressive Profile                               7,592,040      2,125,635
Lincoln VIPT Aggressive Profile Service Class                 2,564,435      1,014,189
Lincoln VIPT Bond                                            23,870,158     39,260,044
Lincoln VIPT Bond Service Class                               3,659,128        108,315
Lincoln VIPT Capital Appreciation                               504,112     98,154,825
Lincoln VIPT Capital Appreciation Service Class                 204,614         32,504
Lincoln VIPT Conservative Profile                             5,441,611        940,262
Lincoln VIPT Conservative Profile Service Class               1,304,715        418,031
Lincoln VIPT Core                                                11,206          4,383
Lincoln VIPT Equity-Income                                   64,972,904    105,462,403
Lincoln VIPT Equity-Income Service Class                      1,932,304         49,276
Lincoln VIPT Global Asset Allocation                         15,813,176     28,860,154
Lincoln VIPT Global Asset Allocation Service Class              502,737         34,853
Lincoln VIPT Growth                                              97,197         32,384
Lincoln VIPT Growth and Income                               22,665,797    307,673,576
Lincoln VIPT Growth and Income Service Class                    869,248         42,574
Lincoln VIPT Growth Opportunities Service Class                 104,626         85,445
Lincoln VIPT International                                   57,816,684     21,695,079
Lincoln VIPT International Service Class                      2,922,805         61,666
Lincoln VIPT Managed                                         13,384,800     74,517,053
Lincoln VIPT Managed Service Class                            1,031,919        102,569
Lincoln VIPT Moderate Profile                                16,183,861      2,317,354
Lincoln VIPT Moderate Profile Service Class                  10,227,709      4,741,759
Lincoln VIPT Moderately Aggressive Profile                   13,781,855      1,451,872
Lincoln VIPT Moderately Aggressive Profile Service Class      7,341,397      1,282,021
Lincoln VIPT Money Market                                    42,547,983     33,595,022
Lincoln VIPT Money Market Service Class                       1,018,974        277,199
Lincoln VIPT Social Awareness                                 8,883,136    125,378,323
Lincoln VIPT Social Awareness Service Class                   2,051,605         81,817
Lincoln VIPT Special Opportunities                           43,189,563     78,986,274
Lincoln VIPT Special Opportunities Service Class              4,612,118        109,975
MFS VIT Capital Opportunities                                       234          6,298
MFS VIT Total Return                                            469,737        221,435
MFS VIT Utilities                                            48,186,307     29,471,231
MFS VIT Utilities Service Class                               2,761,625        167,306
NB AMT Mid-Cap Growth                                        12,025,994     16,709,519

                                                            AGGREGATE    AGGREGATE
                                                             COST OF      PROCEEDS
                                                            PURCHASES    FROM SALES
-----------------------------------------------------------------------------------
NB AMT Partners                                            $3,786,417   $49,075,778
NB AMT Regency                                                278,506       324,633
Putnam VT Health Sciences Class IB                            700,397    16,337,762
WFVT Advantage Equity Income                                   68,510        61,916
WFVT Advantage Large Company Growth                             3,021         8,262
WFVT Advantage Small Cap Growth                               222,602       156,224

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2006.

                                                                  NET
                                                      SHARES     ASSET     FAIR VALUE
                                                       OWNED     VALUE      OF SHARES    COST OF SHARES
-------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                     6,350   $27.22   $    172,845    $    159,259
AIM V.I. International Growth                           24,892    29.43        732,576         481,125
ABVPSF Global Technology Class B                     1,912,355    16.94     32,395,291      28,291,880
ABVPSF Growth and Income Class B                     2,193,045    26.93     59,058,697      50,925,424
ABVPSF International Value Class B                      32,832    24.74        812,271         737,638
ABVPSF Small/Mid Cap Value Class A                      24,715    18.08        446,854         377,166
American Century VP Inflation Protection Class 2       143,367    10.08      1,445,138       1,462,581
American Century VP International                        2,301    10.12         23,288          14,417
American Funds Global Growth Class 2                 2,622,161    23.29     61,070,130      49,985,897
American Funds Growth Class 2                       12,647,955    64.08    810,480,972     670,684,735
American Funds Growth-Income Class 2                 3,857,453    42.19    162,745,940     141,523,637
American Funds International Class 2                14,171,398    21.94    310,920,475     214,973,648
Baron Capital Asset                                  5,700,913    32.30    184,139,479     122,233,157
Delaware VIPT Capital Reserves Service Class            10,578     9.65        102,075         101,925
Delaware VIPT Diversified Income                     8,319,364     9.83     81,779,348      77,148,391
Delaware VIPT Diversified Income Service Class         852,775     9.79      8,348,667       7,973,809
Delaware VIPT Emerging Markets Service Class            63,377    22.18      1,405,713       1,171,478
Delaware VIPT Global Bond                                3,165    10.13         32,065          36,764
Delaware VIPT High Yield                             2,580,415     6.20     15,998,574      15,217,845
Delaware VIPT High Yield Service Class                 125,214     6.19        775,072         739,707
Delaware VIPT REIT                                  14,143,346    22.86    323,316,886     212,676,074
Delaware VIPT REIT Service Class                       330,809    22.82      7,549,061       6,361,185
Delaware VIPT Small Cap Value Service Class         10,134,713    33.33    337,789,993     245,497,291
Delaware VIPT Trend                                  8,523,556    35.00    298,324,472     242,465,320
Delaware VIPT Trend Service Class                       80,305    34.53      2,772,916       2,519,973
Delaware VIPT U.S. Growth Service Class                  1,742     7.92         13,796          13,239
Delaware VIPT Value                                  9,481,982    22.98    217,895,945     164,500,078
Delaware VIPT Value Service Class                      179,422    22.94      4,115,932       3,578,326
DWS VIP Equity 500 Index                            18,529,887    14.97    277,392,415     236,026,839
DWS VIP Equity 500 Index Service Class                 168,427    14.96      2,519,667       2,234,262
DWS VIP Small Cap Index                              4,483,265    16.12     72,270,231      56,225,973
DWS VIP Small Cap Index Service Class                  108,554    16.11      1,748,808       1,594,175
Fidelity VIP Contrafund Service Class                8,176,441    31.38    256,576,722     209,654,722
Fidelity VIP Contrafund Service Class 2                338,855    31.11     10,541,769      10,306,518
Fidelity VIP Growth Service Class                    1,960,504    35.72     70,029,194      90,081,459
Fidelity VIP Growth Service Class 2                     26,106    35.42        924,683         855,260
Fidelity VIP Mid Cap Service Class 2                    28,017    34.25        959,582         933,113
FTVIPT Franklin Income Securities Class 2               23,283    17.36        404,197         384,596
FTVIPT Mutual Shares Securities Class 2                  9,980    20.47        204,289         193,405
FTVIPT Templeton Global Income Securities Class 2       16,555    15.50        256,605         243,847
Janus Aspen Series Worldwide Growth                     20,657    32.47        670,727         597,350
Lincoln VIPT Aggressive Growth                      16,636,604    11.83    196,777,748     231,523,850
Lincoln VIPT Aggressive Growth Service Class            83,281    11.72        976,215         888,358
Lincoln VIPT Aggressive Profile                        777,431    13.15     10,225,548       9,121,292
Lincoln VIPT Aggressive Profile Service Class          178,956    13.14      2,352,197       2,169,571
Lincoln VIPT Bond                                   28,451,359    12.64    359,625,183     353,255,270

                                                                          NET
                                                             SHARES      ASSET     FAIR VALUE
                                                              OWNED      VALUE      OF SHARES     COST OF SHARES
----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond Service Class                               514,054   $12.64   $    6,497,646   $    6,565,202
Lincoln VIPT Capital Appreciation                          22,578,420    20.12      454,187,497      467,089,113
Lincoln VIPT Capital Appreciation Service Class                17,822    20.01          356,689          325,688
Lincoln VIPT Conservative Profile                             580,435    11.39        6,612,319        6,267,405
Lincoln VIPT Conservative Profile Service Class               107,970    11.39        1,229,449        1,169,219
Lincoln VIPT Core                                                 655    11.77            7,708            7,026
Lincoln VIPT Equity-Income                                 38,077,026    18.23      694,029,947      604,182,910
Lincoln VIPT Equity-Income Service Class                      197,359    18.21        3,593,904        3,486,795
Lincoln VIPT Global Asset Allocation                       15,476,009    15.65      242,137,634      200,567,995
Lincoln VIPT Global Asset Allocation Service Class             62,269    15.63          973,326          902,309
Lincoln VIPT Growth                                             5,457    12.43           67,809           63,060
Lincoln VIPT Growth and Income                             54,536,724    35.16    1,917,347,602    1,646,263,161
Lincoln VIPT Growth and Income Service Class                   57,422    35.12        2,016,417        1,814,036
Lincoln VIPT Growth Opportunities Service Class                 1,038    13.73           14,257           14,213
Lincoln VIPT International                                 25,135,591    22.70      570,653,334      323,424,413
Lincoln VIPT International Service Class                      237,663    22.69        5,391,611        4,508,723
Lincoln VIPT Managed                                       29,857,042    16.96      506,285,858      440,782,978
Lincoln VIPT Managed Service Class                            121,356    16.95        2,056,506        1,922,518
Lincoln VIPT Moderate Profile                               1,785,863    12.05       21,514,289       19,883,170
Lincoln VIPT Moderate Profile Service Class                   615,389    12.04        7,409,894        6,923,855
Lincoln VIPT Moderately Aggressive Profile                  1,727,145    12.53       21,637,676       19,569,802
Lincoln VIPT Moderately Aggressive Profile Service Class      606,906    12.52        7,598,462        7,001,934
Lincoln VIPT Money Market                                   8,909,865    10.00       89,098,651       89,098,651
Lincoln VIPT Money Market Service Class                       109,050    10.00        1,090,503        1,090,503
Lincoln VIPT Social Awareness                              27,868,032    35.92    1,001,019,718      819,043,888
Lincoln VIPT Social Awareness Service Class                   101,989    35.87        3,658,356        3,280,235
Lincoln VIPT Special Opportunities                         17,046,290    44.05      750,872,015      477,394,897
Lincoln VIPT Special Opportunities Service Class              189,733    44.01        8,349,189        7,574,050
MFS VIT Capital Opportunities                                   3,303    15.51           51,228           36,388
MFS VIT Total Return                                           83,816    21.89        1,834,743        1,628,922
MFS VIT Utilities                                           6,514,979    29.27      190,693,450      136,627,084
MFS VIT Utilities Service Class                               179,629    29.01        5,211,041        4,318,887
NB AMT Mid-Cap Growth                                       5,647,667    23.26      131,364,730      126,291,889
NB AMT Partners                                                 1,399    21.16           29,594           29,198
NB AMT Regency                                                 52,969    16.21          858,633          712,336
Putnam VT Health Sciences Class IB                             11,951    13.60          162,532          136,530
WFVT Advantage Equity Income                                    9,943    19.75          196,382          163,269
WFVT Advantage Large Company Growth                             6,103     9.59           58,529           48,399
WFVT Advantage Small Cap Growth                                29,318     9.96          292,004          243,982

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                               UNITS         UNITS      NET INCREASE
                                                              ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
AIM V.I. Core Equity                                            17,260           (782)       16,478
AIM V.I. International Growth                                   13,275           (821)       12,454
ABVPSF Global Technology Class B                            18,775,122    (32,295,518)  (13,520,396)
ABVPSF Growth Class B                                        1,658,544    (17,915,650)  (16,257,106)
ABVPSF Growth and Income Class B                             4,921,884     (1,036,271)    3,885,613
ABVPSF International Value Class B                              77,672         (9,325)       68,347
ABVPSF Small/Mid Cap Value Class A                              12,287        (36,976)      (24,689)
American Century VP Inflation Protection Class 2               141,544        (52,336)       89,208
American Century VP International                                5,281        (87,710)      (82,429)
American Funds Global Growth Class 2                         2,709,915       (821,552)    1,888,363
American Funds Growth Class 2                              129,861,657   (128,415,382)    1,446,275
American Funds Growth-Income Class 2                         5,939,434     (1,910,580)    4,028,854
American Funds International Class 2                        93,544,936    (51,702,679)   41,842,257
Baron Capital Asset                                         19,185,029    (29,171,253)   (9,986,224)

                                                               UNITS         UNITS      NET INCREASE
                                                              ISSUED       REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
Delaware VIPT Capital Reserves Service Class                     6,535           (479)         6,056
Delaware VIPT Diversified Income                             6,230,759     (1,171,986)     5,058,773
Delaware VIPT Diversified Income Service Class                 517,349       (131,004)       386,345
Delaware VIPT Emerging Markets Service Class                    57,114        (26,865)        30,249
Delaware VIPT Global Bond                                    2,020,351    (34,297,156)   (32,276,805)
Delaware VIPT High Yield                                     1,462,611       (297,883)     1,164,728
Delaware VIPT High Yield Service Class                          66,837         (7,651)        59,186
Delaware VIPT REIT                                          31,965,872    (28,869,182)     3,096,690
Delaware VIPT REIT Service Class                               246,394        (40,670)       205,724
Delaware VIPT Small Cap Value Service Class                 41,571,943    (42,775,657)    (1,203,714)
Delaware VIPT Trend                                         19,396,495    (40,157,948)   (20,761,453)
Delaware VIPT Trend Service Class                              135,485        (27,195)       108,290
Delaware VIPT U.S. Growth Service Class                          1,313             --          1,313
Delaware VIPT Value                                         25,811,328    (17,899,979)     7,911,349
Delaware VIPT Value Service Class                              205,118        (22,711)       182,407
DWS VIP Equity 500 Index                                   154,926,203    (51,037,859)   103,888,344
DWS VIP Equity 500 Index Service Class                         127,377        (22,322)       105,055
DWS VIP Small Cap Index                                     20,090,041    (18,553,775)     1,536,266
DWS VIP Small Cap Index Service Class                           86,138        (17,062)        69,076
Fidelity VIP Contrafund Service Class                       51,615,210    (39,260,789)    12,354,421
Fidelity VIP Contrafund Service Class 2                        502,204        (61,411)       440,793
Fidelity VIP Growth Service Class                            9,579,626    (25,152,912)   (15,573,286)
Fidelity VIP Growth Service Class 2                             50,492         (7,544)        42,948
Fidelity VIP Mid Cap Service Class 2                            84,983        (40,476)        44,507
FTVIPT Franklin Income Securities Class 2                       58,427        (22,497)        35,930
FTVIPT Mutual Shares Securities Class 2                         18,219           (136)        18,083
FTVIPT Templeton Global Income Securities Class 2               16,596         (1,592)        15,004
Janus Aspen Series Worldwide Growth                          5,306,958   (152,493,895)  (147,186,937)
Lincoln VIPT Aggressive Growth                              11,112,302    (29,248,814)   (18,136,512)
Lincoln VIPT Aggressive Growth Service Class                    54,113         (7,857)        46,256
Lincoln VIPT Aggressive Profile                                791,218       (367,371)       423,847
Lincoln VIPT Aggressive Profile Service Class                  223,558        (92,396)       131,162
Lincoln VIPT Bond                                            8,574,823    (12,621,402)    (4,046,579)
Lincoln VIPT Bond Service Class                                384,125        (71,130)       312,995
Lincoln VIPT Capital Appreciation                           11,953,491    (51,770,656)   (39,817,165)
Lincoln VIPT Capital Appreciation Service Class                 19,925         (4,741)        15,184
Lincoln VIPT Conservative Profile                              550,300       (129,354)       420,946
Lincoln VIPT Conservative Profile Service Class                123,336        (39,510)        83,826
Lincoln VIPT Core                                                1,056           (393)           663
Lincoln VIPT Equity-Income                                  17,584,907    (48,082,225)   (30,497,318)
Lincoln VIPT Equity-Income Service Class                       160,535        (21,452)       139,083
Lincoln VIPT Global Asset Allocation                         4,627,509    (11,471,696)    (6,844,187)
Lincoln VIPT Global Asset Allocation Service Class              40,059         (6,031)        34,028
Lincoln VIPT Growth                                             12,328         (6,396)         5,932
Lincoln VIPT Growth and Income                               7,174,871    (30,387,007)   (23,212,136)
Lincoln VIPT Growth and Income Service Class                    85,781        (18,090)        67,691
Lincoln VIPT Growth Opportunities Service Class                  8,294         (7,152)         1,142
Lincoln VIPT International                                  34,294,419    (27,445,036)     6,849,383
Lincoln VIPT International Service Class                       203,921        (23,826)       180,095
Lincoln VIPT Managed                                         3,833,702    (14,148,074)   (10,314,372)
Lincoln VIPT Managed Service Class                              96,160        (19,567)        76,593
Lincoln VIPT Moderate Profile                                1,616,268       (346,019)     1,270,249
Lincoln VIPT Moderate Profile Service Class                    977,703       (469,325)       508,378
Lincoln VIPT Moderately Aggressive Profile                   1,367,200       (280,851)     1,086,349
Lincoln VIPT Moderately Aggressive Profile Service Class       680,231       (132,406)       547,825
Lincoln VIPT Money Market                                   27,204,432    (24,844,216)     2,360,216
Lincoln VIPT Money Market Service Class                        115,089        (45,721)        69,368
Lincoln VIPT Social Awareness                                8,989,605    (25,400,320)   (16,410,715)
Lincoln VIPT Social Awareness Service Class                    174,528        (21,439)       153,089
Lincoln VIPT Special Opportunities                           5,029,766     (8,955,289)    (3,925,523)
Lincoln VIPT Special Opportunities Service Class               336,905        (46,989)       289,916
MFS VIT Capital Opportunities                                       --           (604)          (604)

                                                              UNITS         UNITS     NET INCREASE
                                                             ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------
MFS VIT Total Return                                           38,390       (24,694)       13,696
MFS VIT Utilities                                          55,550,664   (48,949,591)    6,601,073
MFS VIT Utilities Service Class                               182,934       (33,462)      149,472
NB AMT Mid-Cap Growth                                      26,179,284   (30,301,438)   (4,122,154)
NB AMT Partners                                             6,464,690   (40,681,985)  (34,217,295)
NB AMT Regency                                                 13,825       (19,348)       (5,523)
Putnam VT Health Sciences Class IB                          2,154,737   (17,790,039)  (15,635,302)
WFVT Advantage Equity Income                                    5,376        (4,958)          418
WFVT Advantage Large Company Growth                               301          (776)         (475)
WFVT Advantage Small Cap Growth                                16,450       (12,279)        4,171

The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                              UNITS          UNITS      NET INCREASE
                                                             ISSUED        REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------
AIM V.I. International Growth                                      998           (528)           470
ABVPSF Global Technology Class B                            20,382,069    (42,119,013)   (21,736,944)
ABVPSF Growth Class B                                        6,216,032    (10,897,536)    (4,681,504)
ABVPSF Growth and Income Class B                               553,764       (192,825)       360,939
ABVPSF Small/Mid Cap Value Class A                              23,064         (5,339)        17,725
American Century VP Inflation Protection Class 2                49,566        (10,521)        39,045
American Century VP International                               32,008        (26,790)         5,218
American Funds Global Growth Class 2                         1,700,619       (405,210)     1,295,409
American Funds Growth Class 2                              140,077,125   (117,152,280)    22,924,845
American Funds Growth-Income Class 2                         5,135,733     (1,326,756)     3,808,977
American Funds International Class 2                        74,827,269    (33,693,672)    41,133,597
Baron Capital Asset                                         31,691,612    (38,427,026)    (6,735,414)
Delaware VIPT Capital Reserves Service Class                     4,004            (92)         3,912
Delaware VIPT Diversified Income                             1,836,827       (521,775)     1,315,052
Delaware VIPT Diversified Income Service Class                 322,808        (51,580)       271,228
Delaware VIPT Emerging Markets Service Class                    39,375         (5,693)        33,682
Delaware VIPT Global Bond                                    7,106,721    (16,667,065)    (9,560,344)
Delaware VIPT High Yield                                       274,868        (38,466)       236,402
Delaware VIPT High Yield Service Class                           9,804           (625)         9,179
Delaware VIPT REIT                                          28,943,476    (47,062,282)   (18,118,806)
Delaware VIPT REIT Service Class                               188,139        (35,012)       153,127
Delaware VIPT Small Cap Value Service Class                 45,162,319    (40,504,992)     4,657,327
Delaware VIPT Trend                                         16,864,435    (47,120,376)   (30,255,941)
Delaware VIPT Trend Service Class                              106,993         (8,382)        98,611
Delaware VIPT Value                                         22,604,363    (17,424,835)     5,179,528
Delaware VIPT Value Service Class                               98,760         (7,740)        91,020
Fidelity VIP Contrafund Service Class                       60,584,594    (24,783,649)    35,800,945
Fidelity VIP Contrafund Service Class 2                        278,003        (12,922)       265,081
Fidelity VIP Growth Service Class                           11,323,735    (33,660,595)   (22,336,860)
Fidelity VIP Growth Service Class 2                             32,354         (1,926)        30,428
Fidelity VIP Mid Cap Service Class 2                            32,019         (1,985)        30,034
FTVIPT Templeton Global Income Securities Class 2                8,264             (9)         8,255
Janus Aspen Series Worldwide Growth                         14,700,651    (60,750,452)   (46,049,801)
Lincoln VIPT Aggressive Growth                              14,103,703    (33,770,372)   (19,666,669)
Lincoln VIPT Aggressive Growth Service Class                    29,179         (3,032)        26,147
Lincoln VIPT Aggressive Profile                                397,677        (51,035)       346,642
Lincoln VIPT Aggressive Profile Service Class                   59,771         (3,058)        56,713
Lincoln VIPT Bond                                            9,774,719    (12,830,440)    (3,055,721)
Lincoln VIPT Bond Service Class                                264,319        (31,137)       233,182
Lincoln VIPT Capital Appreciation                           17,101,633    (73,101,967)   (56,000,334)
Lincoln VIPT Capital Appreciation Service Class                 14,131           (809)        13,322
Lincoln VIPT Conservative Profile                              184,567        (12,611)       171,956
Lincoln VIPT Conservative Profile Service Class                 27,594           (224)        27,370
Lincoln VIPT Equity-Income                                  22,009,118    (51,729,096)   (29,719,978)
Lincoln VIPT Equity-Income Service Class                       127,938         (7,904)       120,034
Lincoln VIPT Global Asset Allocation                         4,968,544    (12,351,648)    (7,383,104)
Lincoln VIPT Global Asset Allocation Service Class              30,667         (1,356)        29,311

                                                              UNITS         UNITS     NET INCREASE
                                                             ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------------------------
Lincoln VIPT Growth and Income                              9,113,998   (31,372,206)  (22,258,208)
Lincoln VIPT Growth and Income Service Class                   81,440        (4,628)       76,812
Lincoln VIPT International                                 26,547,956   (27,912,104)   (1,364,148)
Lincoln VIPT International Service Class                      130,894        (8,047)      122,847
Lincoln VIPT Managed                                        5,272,590   (14,443,141)   (9,170,551)
Lincoln VIPT Managed Service Class                             87,886       (15,282)       72,604
Lincoln VIPT Moderate Profile                                 641,166       (58,325)      582,841
Lincoln VIPT Moderate Profile Service Class                   134,973        (1,447)      133,526
Lincoln VIPT Moderately Aggressive Profile                    734,488       (31,309)      703,179
Lincoln VIPT Moderately Aggressive Profile Service Class       99,925       (12,918)       87,007
Lincoln VIPT Money Market                                  28,434,113   (29,780,130)   (1,346,017)
Lincoln VIPT Money Market Service Class                        43,069       (12,400)       30,669
Lincoln VIPT Social Awareness                              10,657,830   (26,375,077)  (15,717,247)
Lincoln VIPT Social Awareness Service Class                   104,008        (3,207)      100,801
Lincoln VIPT Special Opportunities                          8,933,221    (7,837,480)    1,095,741
Lincoln VIPT Special Opportunities Service Class              231,733       (15,149)      216,584
MFS VIT Capital Opportunities                                      --        (1,027)       (1,027)
MFS VIT Total Return                                           30,666        (7,766)       22,900
MFS VIT Utilities                                          90,355,677   (37,841,508)   52,514,169
MFS VIT Utilities Service Class                               118,099       (14,250)      103,849
NB AMT Mid-Cap Growth                                      21,754,063   (29,257,569)   (7,503,506)
NB AMT Partners                                            25,192,181   (12,687,769)   12,504,412
NB AMT Regency                                                 23,655       (14,744)        8,911
Putnam VT Health Sciences Class IB                         10,474,221    (8,390,673)    2,083,548
DWS VIP Equity 500 Index                                   35,362,421   (47,415,766)  (12,053,345)
DWS VIP Equity 500 Index Service Class                         80,216        (4,536)       75,680
DWS VIP Small Cap Index                                    10,447,943   (18,398,658)   (7,950,715)
DWS VIP Small Cap Index Service Class                          49,421        (2,849)       46,572
WFVT Advantage Equity Income                                    5,058          (514)        4,544
WFVT Advantage Large Company Growth                             1,364            (2)        1,362
WFVT Advantage Small Cap Growth                                11,125        (7,016)        4,109

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company

     and

Contract Owners of Lincoln National Variable Annuity Account C

We have audited the accompanying statement of assets and liabilities of Lincoln National Variable Annuity Account C ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2006, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account C at December 31, 2006, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 7, 2007

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                              2006       2005
                                                            --------   ---------
                                                                (IN MILLIONS)
                                                            --------------------
ASSETS
Investments:
   Securities available-for-sale, at fair value:
      Fixed maturity (cost: 2006 -- $31,204; 2005 --
         $31,267)                                           $ 31,840   $ 32,245
      Equity (cost: 2006 -- $191; 2005 -- $95)                   203        101
   Trading securities                                          2,820      2,985
   Mortgage loans on real estate                               3,571      3,662
   Real estate                                                   175        182
   Policy loans                                                1,898      1,858
   Derivative investments                                         49         41
   Other investments                                             657        423
                                                            --------   --------
         Total Investments                                    41,213     41,497
Cash and invested cash                                         1,308      1,962
Deferred acquisition costs and value of business acquired      4,859      4,418
Premiums and fees receivable                                     283        285
Accrued investment income                                        477        500
Amounts recoverable from reinsurers                            6,798      6,955
Goodwill                                                         919        919
Other assets                                                   1,112      1,091
Assets held in separate accounts                              69,099     56,427
                                                            --------   --------
         Total Assets                                       $126,068   $114,054
                                                            ========   ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
Insurance and Investment Contract Liabilities:
   Insurance policy and claim reserves                      $ 10,350   $ 10,384
   Investment contract and policyholder funds                 34,753     35,273
                                                            --------   --------
         Total Insurance and Investment Contract
            Liabilities                                       45,103     45,657
Short-term debt                                                   21         34
Long-term debt                                                 1,390      1,250
Reinsurance related derivative liability                         218        278
Funds withheld reinsurance liabilities                         1,816      1,711
Deferred gain on indemnity reinsurance                           759        835
Other liabilities                                              2,069      2,536
Liabilities related to separate accounts                      69,099     56,427
                                                            --------   --------
         Total Liabilities                                   120,475    108,728
                                                            --------   --------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 9)
SHAREHOLDER'S EQUITY:
Common stock -- 10,000,000 shares authorized                      25         25
Retained earnings                                              5,268      4,848
Accumulated Other Comprehensive Income:
   Net unrealized gain on securities available-for-sale          315        452
   Net unrealized gain/(loss) on derivative instruments           (9)         7
   Minimum pension liability adjustment                           --         (6)
   Adjustment to initially apply SFAS 158                         (6)        --
                                                            --------   --------
         Total Accumulated Other Comprehensive Income            300        453
                                                            --------   --------
         Total Shareholder's Equity                            5,593      5,326
                                                            --------   --------
         Total Liabilities and Shareholder's Equity         $126,068   $114,054
                                                            ========   ========

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Insurance premiums                        $   54   $   67   $  158
Insurance fees                             1,841    1,575    1,405
Net investment income                      2,594    2,592    2,593
Realized gain (loss) on investments            2      (16)     (45)
Amortization of deferred gain on
   indemnity reinsurance                      76       77       87
Other revenue and fees                       258      316      275
                                          ------   ------   ------
   Total Revenue                           4,825    4,611    4,473
                                          ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                   2,178    2,122    2,143
Underwriting, acquisition, insurance
   and other expenses                      1,577    1,544    1,475
Interest and debt expense                     80       78       79
                                          ------   ------   ------
   Total Benefits and Expenses             3,835    3,744    3,697
                                          ------   ------   ------
Income before Federal Income Taxes           990      867      776
Federal income taxes                         247      223      193
                                          ------   ------   ------
Income before Cumulative Effect of
   Accounting Changes                        743      644      583
Cumulative Effect of Accounting Changes
   (net of Federal income taxes)              --       --      (26)
                                          ------   ------   ------
   Net Income                             $  743   $  644   $  557
                                          ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                            2006     2005     2004
                                           ------   ------   ------
                                                 (IN MILLIONS)
                                           ------------------------
COMMON STOCK:
Balance at beginning and end-of-year       $   25   $   25   $   25
RETAINED EARNINGS:
Balance at beginning-of-year                4,848    4,385    3,856
Comprehensive income                          596      315      566
Less other comprehensive income (loss)
   (net of federal income tax):
   Net unrealized gain (loss) on
      securities available-for-sale,
      net of reclassification adjustment     (137)    (329)      23
   Net unrealized loss on derivative
      instruments                             (16)      (7)     (10)
   Minimum pension liability adjustment         6        7       (4)
                                           ------   ------   ------
Net Income                                    743      644      557
Additional investment by Lincoln
   National Corporation/Stock
   Compensation                                27       19      122
Dividends declared                           (350)    (200)    (150)
                                           ------   ------   ------
      Balance at End-of-Year                5,268    4,848    4,385
                                           ------   ------   ------
NET UNREALIZED GAIN ON SECURITIES
   AVAILABLE-FOR-SALE:
Balance at beginning-of-year                  452      781      758
Change during the year                       (137)    (329)      23
                                           ------   ------   ------
      Balance at End-of-Year                  315      452      781
                                           ------   ------   ------
NET UNREALIZED GAIN ON DERIVATIVE
   INSTRUMENTS:
Balance at beginning-of-year                    7       14       24
Change during the year                        (16)      (7)     (10)
                                           ------   ------   ------
      Balance at End-of-Year                   (9)       7       14
                                           ------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                   (6)     (13)      (9)
Change during the year                          6        7       (4)
                                           ------   ------   ------
      Balance at End-of-Year                   --       (6)     (13)
                                           ------   ------   ------
ADJUSTMENT TO INITIALLY APPLY SFAS 158:        (6)      --       --
                                           ------   ------   ------
Total Shareholder's Equity at End-of-Year  $5,593   $5,326   $5,192
                                           ======   ======   ======

See accompanying notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                              2006      2005      2004
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
                                                            ---------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                  $   743   $   644   $   557
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Deferred acquisition costs and value of business
      acquired                                                 (391)     (430)     (350)
   Premiums and fees receivable                                   2        54       112
   Accrued investment income                                     23        (4)       (5)
   Insurance policy and claim reserves                          (14)   (1,082)   (1,347)
   Net trading securities purchases, sales and maturities       165       (72)      (99)
   Cumulative effect of accounting change                        --        --        39
   Investment contract and policyholder funds                   778     1,893     1,536
   Amounts recoverable from reinsurers                          157       101       375
   Federal income taxes                                          43       144       121
   Stock-based compensation expense                              --        18        19
   Depreciation                                                  27        64        48
   Realized gain (loss) on investments and derivative
      instruments                                                (2)       16        59
   Gain on sale of subsidiaries/business                         --        --       (14)
   Amortization of deferred gain                                (76)      (77)      (87)
   Other                                                       (210)     (607)     (275)
                                                            -------   -------   -------
      Net Adjustments                                           502        18       132
                                                            -------   -------   -------
      Net Cash Provided by Operating Activities               1,245       662       689
                                                            -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Securities available-for-sale:
   Purchases                                                 (6,487)   (5,725)   (9,001)
   Sales                                                      4,181     3,767     4,740
   Maturities                                                 2,282     2,392     2,468
Purchase of other investments                                  (408)   (1,008)   (1,938)
Sale or maturity of other investments                           104     1,151     2,187
Proceeds from disposition of business                            --        --        10
Other                                                          (155)        9       146
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Investing Activities      (483)      586    (1,388)
                                                            -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                      140        --        47
Payment of long-term debt                                        --       (47)       --
Net decrease in short-term debt                                 (13)        2       (10)
Universal life and investment contract deposits               4,791     4,783     4,928
Universal life and investment contract withdrawals           (4,268)   (3,755)   (3,353)
Investment contract transfers                                (1,821)   (1,483)   (1,336)
Increase in cash collateral on loaned securities                 --        45       181
Increase in funds withheld liability                            105       131        87
Capital contribution from shareholder                            --        --       100
Dividends paid to shareholders                                 (350)     (200)     (150)
                                                            -------   -------   -------
      Net Cash Provided by (Used in) Financing Activities    (1,416)     (524)      494
                                                            -------   -------   -------
      Net Increase (Decrease) in Cash and Invested Cash        (654)      724      (205)
                                                            -------   -------   -------
Cash and Invested Cash at Beginning-of-Year                   1,962     1,238     1,443
                                                            -------   -------   -------
      Cash and Invested Cash at End-of-Year                 $ 1,308   $ 1,962   $ 1,238
                                                            =======   =======   =======

See accompanying notes to the Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION.

The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries ("LNL" or the "Company" which may be referred to as "we" or "us"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries:
First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively.

On April 3, 2006, LNC acquired the Jefferson-Pilot Corporation ("Jefferson-Pilot"). As a result of this transaction, the following affiliates of Jefferson-Pilot became affiliates of LNC: Jefferson Pilot Financial Insurance Company ("JPFIC"), which is domiciled in Nebraska; Jefferson-Pilot Life Insurance Company ("JPL"), which is domiciled in North Carolina; and JPFIC's wholly owned subsidiary Jefferson-Pilot LifeAmerica Insurance Company ("JP LifeAmerica"), which is domiciled in the state of New Jersey and commercially domiciled in New York.

On January 17, 2007, The Nebraska Insurance Department approved the merger of JPFIC with and into LNL. The Indiana Department of Insurance has not yet issued its final approval due to a limitation in its laws regarding approval of a transaction in excess of 90 days before closing. The anticipated effective date of the proposed transaction is July 2, 2007.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of JPL, with and into LNL. The Indiana Department of Insurance approved the merger on February 15, 2007. The expected effective date of the merger is April 2, 2007.

On February 22, 2007, the New Jersey Department of Banking and Insurance approved a request to redomicle JPLA from New Jersey to New York. The New York Insurance Department is reviewing for approval a request to redomicile JPLA to New York, and then merge Lincoln Life & Annuity Company of New York with and into JPLA. Subject to the New York Insurance Department approval, the effective date of these proposed transactions is April 2, 2007. The surviving merged company will adopt the name Lincoln Life & Annuity Company of New York.

LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Individual Markets and Employer Markets (see Note 11). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States.

ACCOUNTING ESTIMATES AND ASSUMPTIONS.

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, deferred sales inducements, insurance and investment contract liabilities, deferred front end loads, pension plans, income taxes and the potential effects of resolving litigated matters.

INVESTMENTS.

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA"). Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain
(loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain (loss) on investments is recognized in net income, net of associated amortization of DAC and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS.

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments but are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets.

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS.

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

VOBA is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of DAC and VOBA are adjusted for the effect of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") and the unamortized balance is reported in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REINSURANCE.

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS.

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of only of DSI as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements.

PROPERTY AND EQUIPMENT.

Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS.

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES.

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these policy benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and
3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1% of the face amount of insurance in-force, and dividend expenses were $70 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 31% of permanent life insurance in-force at December 31, 2006 and approximately 67% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the Company incurs a claim under the secondary guarantee benefit, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of FAS 113. The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES.

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS.

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES.

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS.

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS.

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES.

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES.

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

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1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS.

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK-BASED COMPENSATION.

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to shareholder's equity. For additional information on stock-based incentive compensation see Note 8.

INCOME TAXES.

We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

RECLASSIFICATIONS.

Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, LNC adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). LNC's results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 -- "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a reduction to accumulated other comprehensive income of $6 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our consolidated financial statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We will adopt this new accounting guidance effective January 1, 2007, primarily impacting our Individual Markets Annuities business. The adoption of this new guidance will impact our assumptions for lapsation used in the amortization of DAC and VOBA on certain blocks of our business. Our adoption will result in a reduction to our DAC and VOBA balances between $20 million to $50 million pre-tax, which will be recorded as a reduction to retained earnings with no impact on net income. The impact of SOP 05-1 is expected to prospectively increase DAC and VOBA amortization $3 million to $20 million, pre-tax, in 2007 assuming that replacement activity, as defined by SOP 05-1, is comparable to recent years. Our estimates are based upon our interpretation of SOP 05-1 and the proposed implementation guidance and do not consider our interpretations of final implementation guidance that could be issued in 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ from our estimates as the issuance of new implementation guidance and evolving industry practice may affect our interpretation and implementation.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. We will adopt the provisions of FIN 48 on January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                              AMORTIZED
                                                COST       GAINS   LOSSES   FAIR VALUE
                                              ---------   ------   ------   ----------
                                                            (IN MILLIONS)
                                              ----------------------------------------
2006:
   Corporate bonds                             $24,262    $  807   $(238)     $24,831
   U.S. Government bonds                           141         7      --          148
   Foreign government bonds                        689        58      (2)         745
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             389         3      (5)         387
      Collateralized mortgage obligations        3,156        18     (43)       3,131
      Commercial Mortgage Backed Securities      2,235        37     (19)       2,253
      Other asset-backed securities                130         3      --          133
   State and municipal bonds                       113         2      (1)         114
   Redeemable preferred stocks                      89         9      --           98
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,204       944    (308)      31,840
   Equity securities                               191        14      (2)         203
                                               -------    ------   -----      -------
         Total                                 $31,395    $  958   $(310)     $32,043
                                               =======    ======   =====      =======
2005:
   Corporate bonds                             $24,190    $1,106   $(241)     $25,055
   U.S. Government bonds                           143        12      --          155
   Foreign government bonds                        839        62      (3)         898
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             453         5      (6)         452
      Collateralized mortgage obligations        2,982        25     (34)       2,973
      Commercial Mortgage Backed Securities      2,350        52     (20)       2,382
      Other asset-backed securities                 99         3      --          102
   State and municipal bonds                       123         4      (1)         126
   Redeemable preferred stocks                      88        14      --          102
                                               -------    ------   -----      -------
         Total fixed maturity securities        31,267     1,283    (305)      32,245
Equity securities                                   95         6      --          101
                                               -------    ------   -----      -------
         Total                                 $31,362    $1,289   $(305)     $32,346
                                               =======    ======   =====      =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Due in one year or less                    $ 1,052    $ 1,056
Due after one year through  five years       6,605      6,759
Due after five years through  ten years      8,538      8,630
Due after ten years                          9,099      9,491
                                           -------    -------
   Subtotal                                 25,294     25,936
Asset and mortgage-backed securities         5,910      5,904
                                           -------    -------
   Total                                   $31,204    $31,840
                                           =======    =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                          AMORTIZED     FAIR
                                            COST        VALUE
                                          ---------   --------
                                              (IN MILLIONS)
                                          --------------------
Below 5%                                    $   91     $   91
5%-6%                                        2,458      2,419
6%-7%                                        2,179      2,178
Above 7%                                     1,182      1,216
                                            ------     ------
   Total                                    $5,910     $5,904
                                            ======     ======

The quality ratings of fixed maturity securities available-for-sale are as follows:

    NAIC           RATING AGENCY
DESIGNATION   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $19,335       60.7%
     2        BBB                         10,147       31.9%
     3        BB                           1,420        4.5%
     4        B                              748        2.3%
     5        CCC and lower                  169        0.5%
     6        In or near default              21        0.1%
                                         -------      -----
                                         $31,840      100.0%
                                         =======      =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $1,970   $1,959   $1,932
Equity securities  available-for-sale              10        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     271      288      350
Real estate                                        37       48       25
Policy loans                                      120      118      119
Invested cash                                      53       46       21
Other investments                                  61       61       54
                                               ------   ------   ------
   Investment revenue                           2,703    2,703    2,682
Investment expense                                109      111       89
                                               ------   ------   ------
   Net investment income                       $2,594   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                         2006     2005
                                        ------   ------
                                         (IN MILLIONS)
                                        ---------------
Corporate bonds                         $2,140   $2,282
U.S. Government bonds                      331      322
Foreign government bonds                    45       52
Asset and mortgage-backed securities:
   Mortgage pass-through securities         24       29
   Collateralized mortgage obligations     111      113
   Commercial Mortgage Backed Securities   133      149
   Other asset-backed securities             8        9
State and municipal bonds                   18       19
Redeemable preferred stocks                  8        8
                                        ------   ------
      Total fixed maturity securities    2,818    2,983
Equity securities                            2        2
                                        ------   ------
      Total                             $2,820   $2,985
                                        ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                                                    2006    2005   2004
                                                                    ----    ----   -----
                                                                        (IN MILLIONS)
                                                                    --------------------
Realized loss on investments and derivative instruments             $(2)   $(21)   $(58)
Gain (loss) on reinsurance embedded derivative/trading securities     4       5      (1)
Gain on sale of subsidiaries/business                                --      --      14
                                                                    ---    ----    ----
Total realized gain (loss) on investments                           $ 2    $(16)   $(45)
                                                                    ===    ====    ====

The detail of the realized loss on investments and derivative instruments is as follows:

                                                 2006   2005    2004
                                                -----   ----   -----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities  available-for-sale
   Gross gain                                    $103   $113   $ 107
   Gross loss                                     (82)   (90)   (115)
Equity securities available-for-sale
   Gross gain                                       1      8      19
   Gross loss                                      --     --      (1)
Other investments                                   9     10       4
Associated amortization of  deferred
   acquisition costs and  provision for
   policyholder  commitments                      (31)   (52)    (51)
Investment expenses                                (2)    (9)    (10)
                                                -----   ----   -----
Total Investments                                  (2)   (20)    (47)
Derivative instruments net of  associated
   amortization of  deferred acquisition
   costs                                           --     (1)    (11)
                                                -----   ----   -----
   Total investments and derivative
      instruments                                $ (2)  $(21)  $ (58)
                                                =====   ====   =====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                2006   2005   2004
                                ----   ----   ----
                                   (IN MILLIONS)
                                ------------------
Fixed maturity securities        $56    $19    $67
available-for-sale
Mortgage loans on real estate      1     (6)    (2)
                                 ---    ---    ---
Total                            $57    $13    $65
                                 ===    ===    ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                             2006    2005   2004
                            -----   -----   ----
                                (IN MILLIONS)
                            --------------------
Fixed maturity securities   $(342)  $(839)   $61
Equity securities               6      (6)    (6)
                            -----   -----    ---
Total                       $(336)  $(845)   $55
                            =====   =====    ===

For securities available for sale held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                               FAIR    % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                              VALUE     VALUE      COST          COST        LOSS           LOSS
                             -------   ------   ---------   -----------   ----------   ------------
                                                          (IN MILLIONS)
                             ----------------------------------------------------------------------
2006
less than or equal to
 90 days                     $ 3,646     27.5%   $ 3,672        27.0%       $ (26)          8.4%
greater than 90 days but
 less than or equal 180 days     112      0.8%       115         0.9%          (3)          1.0%
greater than 180 days but
 less than or equal 270 days     842      6.3%       861         6.3%         (19)          6.1%
greater than 270 days but
 less than or equal 1 year     1,456     11.0%     1,492        11.0%         (36)         11.6%
greater than 1 year            7,226     54.4%     7,452        54.8%        (226)         72.9%
                             -------    -----    -------       -----        -----         -----
   Total                     $13,282    100.0%   $13,592       100.0%       $(310)        100.0%
                             =======    =====    =======       =====        =====         =====
2005
less than or equal to
 90 days                     $ 3,006     27.6%   $ 3,039        27.1%       $ (33)         10.8%
greater than 90 days but
 less than or equal 180 days   5,152     47.4%     5,258        47.1%        (106)         34.8%
greater than 180 days but
 less than or equal 270 days     374      3.4%       384         3.4%         (10)          3.3%
greater than 270 days but
 less than or equal 1 year       789      7.2%       822         7.3%         (33)         10.8%
greater than 1 year            1,570     14.4%     1,693        15.1%        (123)         40.3%
                             -------    -----    -------       -----        -----         -----
   Total                     $10,891    100.0%   $11,196       100.0%       $(305)        100.0%
                             =======    =====    =======       =====        =====         =====

For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                    LESS THAN
                                               OR EQUAL TO TWELVE     GREATER THAN TWELVE
                                                     MONTHS                 MONTHS                  TOTAL
                                              --------------------   --------------------   ---------------------
                                                           GROSS                  GROSS                   GROSS
                                                FAIR    UNREALIZED    FAIR     UNREALIZED     FAIR     UNREALIZED
                                               VALUE      LOSSES      VALUE      LOSSES       VALUE      LOSSES
                                              -------   ----------   -------   ----------   --------   ----------
                                                                         (IN MILLIONS)
                                              -------------------------------------------------------------------
2006:
   Corporate bonds                            $ 4,527    $   (71)    $ 4,892    $  (167)    $  9,419     $(238)
   U.S. Government bonds                            3         --          --         --            3        --
   Foreign government bonds                        56         (1)         62         (1)         118        (2)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities             63         --         223         (5)         286        (5)
      Collateralized mortgage obligations         890         (7)      1,320        (36)       2,210       (43)
      Commercial Mortgage Backed Securities       451         (3)        663        (16)       1,114       (19)
      Other asset-backed securities                --         --          21         --           21        --
   State and municipal bonds                       16         --          44         (1)          60        (1)
   Redeemable preferred stocks                     --         --           1         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        6,006        (82)      7,226       (226)      13,232      (308)
Equity securities                                  50         (2)         --         --           50        (2)
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 6,056    $   (84)    $ 7,226    $  (226)    $ 13,282     $(310)
                                              =======    =======     =======    =======     ========     =====
2005:
   Corporate bonds                            $ 6,300    $  (132)    $ 1,235    $  (109)    $  7,535     $(241)
   U.S. Government bonds                           --         --          --         --           --        --
   Foreign government bonds                       169         (3)         38         --          207        (3)
   Asset and mortgage-backed securities:
      Mortgage pass-through securities            320         (4)         39         (2)         359        (6)
      Collateralized mortgage obligations       1,589        (27)        145         (7)       1,734       (34)
      Commercial Mortgage Backed Securities       888        (16)        100         (4)         988       (20)
      Other asset-backed securities                23         --          --         --           23        --
   State and municipal bonds                       31         --          13         (1)          44        (1)
   Redeemable preferred stocks                      1         --          --         --            1        --
                                              -------    -------     -------    -------     --------     -----
         Total fixed maturity securities        9,321       (182)      1,570       (123)      10,891      (305)
Equity securities                                  --         --          --         --           --        --
                                              -------    -------     -------    -------     --------     -----
         Total                                $ 9,321    $  (182)    $ 1,570    $  (123)    $ 10,891     $(305)
                                              =======    =======     =======    =======     ========     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 - Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real estate" and "Other assets," which includes property and equipment, include accumulated depreciation as follows:

                          2006   2005
                          ----   ----
                         (IN MILLIONS)
                         -------------
Real estate               $ 25   $ 19
Property and equipment     240    255


Impaired mortgage loans along with the related allowance for losses are as follows:

                                            2006   2005
                                            ----   ----
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses     $27    $66
Allowance for losses                          (1)    (9)
                                             ---    ---
   Net impaired loans                        $26    $57
                                             ===    ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Balance at beginning-of-year          $ 9    $15    $17
Provisions for losses                   1      2      5
Releases due to principal paydowns     (9)    (8)    (7)
                                      ---    ---    ---
   Balance at end-of-year             $ 1    $ 9    $15
                                      ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                  (IN MILLIONS)
                                                ------------------
Average recorded investment in impaired loans    $41    $62   $101
Interest income recognized on impaired loans       4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $15 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,072 million. This includes $283 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

The Federal income tax expense is as follows:

                       2006   2005   2004
                       ----   ----   ----
                          (IN MILLIONS)
                       ------------------
Current                $148   $111   $ 98
Deferred                 99    112     95
                       ----   ----   ----
   Total tax expense   $247   $223   $193
                       ====   ====   ====

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $347   $303   $272
Effect of:
   Tax-preferred investment income    (80)   (63)   (69)
   Tax credits                        (16)   (14)   (14)
   Other                               (4)    (3)     4
                                     ----   ----   ----
      Provision for income taxes     $247   $223   $193
                                     ====   ====   ====
      Effective tax rate               25%    26%    25%

The Federal income tax liability, included in other liabilities on the Consolidated Balance Sheets is as follows:

                                         2006   2005
                                         ----   ----
                                        (IN MILLIONS)
                                         -----------
Current                                   $20    $77
Deferred                                   28     24
                                          ---   ----
   Total Federal income tax liability     $48   $101
                                          ===   ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Deferred tax assets:
Insurance and investment contract liabilities          $1,275   $1,206
Reinsurance deferred gain                                 265      291
Modco embedded derivative                                  76       98
Postretirement benefits other than pension                 14       15
Compensation related                                      111      100
Ceding commission asset                                     9       11
Other                                                      89       53
                                                        -----    -----
   Total deferred tax assets                            1,839    1,774
                                                        -----    -----
Deferred tax liabilities:
Deferred acquisition costs                              1,208      998
Net unrealized gain on securities available-for-sale      230      351
Trading security gains                                     74       91
Present value of business in-force                        238      260
Other                                                     117       98
                                                        -----    -----
   Total deferred tax liabilities                       1,867    1,798
                                                        -----    -----
Net deferred tax liability                             $   28   $   24
                                                       ======   ======

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                     2006    2005    2004
                                    -----   -----   -----
                                        (IN MILLIONS)
                                    ---------------------
Insurance assumed                   $  --   $   1   $  --
Insurance ceded                      (827)   (767)   (640)
                                    -----   -----   -----
   Net reinsurance
      premiums and fees             $(827)  $(766)  $(640)
                                    =====   =====   =====

The 2005 and 2004 amounts reported above for insurance ceded to other companies have been adjusted to conform to the 2006 presentation. These adjustments had no effect on insurance premiums, fees or net income presented in the Consolidated Statements of Income as the gross premiums and fees were offset by equal amounts.

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2006 and 2005 and $0.6 billion for 2004.

A roll forward of DAC is as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                         (IN MILLIONS)
                                   ------------------------
Balance at beginning-of-year       $3,676   $2,904   $2,552
Deferral                            1,062      934      868
Amortization                         (608)    (427)    (415)
Adjustment related to realized
   gains on securities
   available-for-sale                 (39)     (48)     (46)
Adjustment related to unrealized
   losses on securities
   available-for-sale                  90      313      (16)
Cumulative effect of
   accounting change                   --       --      (39)
                                   ------   ------   ------
Balance at end-of-year             $4,181   $3,676   $2,904
                                   ======   ======   ======

A roll forward of VOBA is as follows:

                                 2006   2005    2004
                                 ----   ----   -----
                                    (IN MILLIONS)
                                 -------------------
Balance at beginning-of-year     $742   $819   $ 922
   Amortization, net              (63)   (77)   (103)
   Adjustment related to
      realized gains on
      securities
      available-for-sale           (1)    --      --
                                 ----   ----   -----
Balance at end-of-year           $678   $742   $ 819
                                 ====   ====   =====

Future estimated amortization of VOBA is as follows (in millions):

2007-$63   2008-$66          2009-$64
2010-$62   2011-$41   Thereafter-$382

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $39 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of DSI, included in Other assets on the Consolidated Balance Sheets, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                 (IN MILLIONS)
                               ------------------
Balance at beginning-of-year   $129   $ 85   $ 45
   Capitalized                   70     60     50
   Amortization                 (21)   (16)   (10)
                               ----   ----   ----
Balance at end-of-year         $178   $129   $ 85
                               ====   ====   ====

Details underlying the income statement caption, "Underwriting, acquisition, insurance and other expenses," are as follows:

                                    2006     2005     2004
                                   ------   ------   ------
                                        (IN MILLIONS)
                                   ------------------------
Commissions                        $1,043   $  899   $1,208
General and administrative
   expenses                           816      966      532
DAC and VOBA deferrals,
   net of amortization               (391)    (431)    (350)
Taxes, licenses and fees               96       81       85
Restructuring charges - includes
   merger-integration expenses         13       29       --
                                   ------   ------   ------
   Total                           $1,577   $1,544   $1,475
                                   ======   ======   ======

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                         2006   2005
                         ----   ----
                        (IN MILLIONS)
                         -----------
Individual Markets:
   Life Insurance        $855   $855
   Annuities               44     44
Employer Markets:
   Retirement Products     20     20
                         ----   ----
   Total                 $919   $919
                         ====   ====

Details underlying the balance sheet caption, "Insurance contract and policyholder funds," are as follows:

                              2006      2005
                            -------   -------
                              (IN MILLIONS)
                            -----------------
Premium deposit funds       $20,499   $21,755
Other policyholder funds     13,666    12,975
Deferred front end loads        486       432
Undistributed earnings on
   participating business       102       111
                            -------   -------
   Total                    $34,753   $35,273
                            =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                          2006     2005
                                         ------   ------
                                          (IN MILLIONS)
                                         ---------------
Short-term debt                          $   21   $   34
                                         ======   ======
Long-term debt:
Note due Lincoln National Corporation,
   due September 2008                    $  140   $   --
Surplus notes due Lincoln National
   Corporation:
   6.56% surplus note, due 2028             500      500
   6.03% surplus note, due 2028             750      750
                                         ------   ------
Total Surplus Notes                       1,250    1,250
                                         ------   ------
   Total long-term debt                  $1,390   $1,250
                                         ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $99 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                       2006    2005
                                      -----   -----
                                    IN EVENT OF DEATH
                                  ---------------------
                                  (DOLLARS IN BILLIONS)
                                  ---------------------
Return of net deposit
   Account value                      $38.3   $31.9
   Net amount at risk                   0.1     0.1
   Average attained age of
      contractholders                    54      53
Return of net deposits plus a
   minimum return
   Account value                      $ 0.4   $ 0.3
   Net amount at risk                    --      --
   Average attained age of
      contractholders                    67      66
Guaranteed minimum return                 5%      5%
Highest specified anniversary
   account value minus
   withdrawals post anniversary
   Account value                      $22.5   $18.8
   Net amount at risk                   0.2     0.3
   Average attained age of
      contractholders                    64      63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                      2006    2005
                                     -----   ------
                                     (IN BILLIONS)
                                     --------------
Asset Type
Domestic equity                      $39.0   $32.2
International equity                   5.9     4.2
Bonds                                  6.4     5.1
                                     -----   -----
   Total                              51.3    41.5
                                     -----   -----
Money market                           5.6     4.0
                                     -----   -----
   Total                             $56.9   $45.5
                                     =====   =====
Percent of total variable
   annuity separate account values      87%     87%
                                     =====   =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                                 GMDB
                             2006    2005
                            -----   ------
                            (IN MILLIONS)
                            --------------
Total:
   Balance at January 1     $ 15     $ 18
   Changes in reserves        14        9
   Benefits paid              (6)    $(12)
                            ----     ----
   Balance at December 31   $ 23     $ 15
                            ====     ====
Ceded:
   Balance at January 1     $(15)    $(18)
   Changes in reserves       (12)      (9)
   Benefits paid               6       12
                            ----     ----
   Balance at December 31   $(21)    $(15)
                            ====     ====
Net:
   Balance at January 1     $ --     $ --
   Changes in reserves         2       --
   Benefits paid              --       --
                            ----     ----
   Balance at December 31   $  2     $ --
                            ====     ====

The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its insurance agents, are included in various benefit plans sponsored by LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company `s insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

LNC maintains a funded defined benefit pension plan for most of its U.S. employees (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. LNL sponsors a defined benefit pension plan which, prior to January 1, 1995, covered most full-time insurance agents of the Company. All benefits applicable to this plan were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business from CIGNA Corporation ("CIGNA"), and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information with respect to plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                                                   OTHER
                                                                 PENSION      POSTRETIREMENT
                                                                BENEFITS         BENEFITS
                                                              -------------   --------------
                                                               2006    2005    2006    2005
                                                              -----   -----   -----   ------
                                                                      (IN MILLIONS)
                                                              ------------------------------
Change in plan assets:
   Fair value of plan assets at beginning-of-year             $  93   $  82   $  --   $  --
   Actual return on plan assets                                  12       6      --      --
   Company contributions                                         --      10       2       2
   Benefits paid                                                 (5)     (5)     (2)     (2)
                                                              -----   -----   -----   -----
      Fair value of plan assets at end-of-year                $ 100   $  93   $  --   $  --
                                                              =====   =====   =====   =====
Change in benefit obligation:
   Benefit obligation at beginning-of-year                    $  92   $  87   $  22   $  19
   Interest cost                                                  5       5       1       1
   Plan participants' contributions                              --      --       1       1
   Actuarial (gains)/ losses                                     (2)      4      (3)      3
   Benefits paid                                                 (5)     (4)     (2)     (2)
                                                              -----   -----   -----   -----
      Benefit obligation at end-of-year                       $  90   $  92   $  19   $  22
                                                              =====   =====   =====   =====
   Funded status of the plans                                 $  10   $   1   $ (19)  $ (22)
   Unrecognized net actuarial losses                                     20              (1)
                                                                      -----           -----
   Prepaid (accrued) benefit cost                                        21             (23)
   Other assets                                                  11      --      --      --
   Other liabilities                                             (1)     --     (19)     --
                                                              -----   -----   -----   -----
      Amounts recognized in the Consolidated Balance Sheets   $  10   $  21   $ (19)  $ (23)
                                                              =====   =====   =====   =====
Amounts recognized in accumulated other comprehensive
   income (net of tax):
   Net loss (gain)                                                8              (2)
                                                              -----           -----
      Total                                                   $   8           $  (2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                              5.75%   6.00%   5.75%   6.00%
   Expected return on plan assets                              8.00%   8.25%     --      --
Rate of increase in compensation                               4.00%   4.00%   4.00%   4.00%

The Company uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                       ONE-PERCENTAGE   ONE-PERCENTAGE
                                       POINT INCREASE   POINT DECREASE
                                       --------------   --------------
                                                (IN MILLIONS)
                                       -------------------------------
Effect on accumulated postretirement
   benefit obligation                        $ 1               $(1)
Effect on total service and interest
   cost components                            --                --

As discussed in Note 2, we applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Consolidated Balance Sheets at December 31, 2006 is as follows:

                                           BEFORE                    AFTER
                                        APPLICATION               APPLICATION
                                             OF        SFAS 158        OF
                                          SFAS 158   ADJUSTMENTS    SFAS 158
                                        -----------  -----------  -----------
                                                    (IN MILLIONS)
                                        -------------------------------------
Other assets                              $  1,101       $11        $  1,112
Total assets                               126,057        11         126,068
Other liabilities                            2,052        17           2,069
Total liabilities                          120,458        17         120,475
Accumulated other comprehensive income         306        (6)            300
Total shareholder's equity                   5,599        (6)          5,593

Information for the Company's agent pensi on plans with accumulated benefit obligations in excess of plan assets is as follows:

                                  2006    2005
                                 -----   -----
                                 (IN MILLIONS)
                                 -------------
Accumulated benefit obligation    $ 1    $ 1
Projected benefit obligation        1      1
Fair value of plan assets          --     --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                                                        PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                                                       ------------------   -----------------------------
                                                                       2006   2005   2004        2006   2005   2004
                                                                       ----   ----   ----        ----   ----   ----
                                                                                          (IN MILLIONS)
                                                                       --------------------------------------------------
Service cost                                                           $ 18   $ 17   $ 17         $ 1    $ 2    $ 2
Interest cost                                                            29     29     28           5      5      5
Expected return on plan assets                                          (38)   (38)   (35)         --     --     --
Amortization of prior service cost                                       (2)    (2)    (2)         --     --     --
Recognized net actuarial (gains) losses                                   4      2      1           1     --     (1)
Recognized actuarial (gain) loss due to special termination benefits      2     --     --          --     --     --
                                                                       ----   ----   ----         ---    ---    ---
Net periodic benefit expense                                           $ 13   $  8   $  9         $ 7    $ 7    $ 6
                                                                       ====   ====   ====         ===    ===    ===

We maintain a defined contribution plan for our insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million in 2006, 2005 and 2004, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan asset allocations for the Company's agent plan at December 31, 2006 and 2005, by asset category are as follows:

                            2006   2005
                            ----   ----
ASSET CATEGORY
Equity securities             60%    64%
Fixed income securities       40%    34%
Real estate                    0%     1%
Cash and cash equivalents      0%     1%
                             ---    ---
   Total                     100%   100%
                             ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                     WEIGHTING RANGE
                                     ---------------
ASSET CATEGORY
Cash                                           0-20%
Guaranteed Products                            0-20%
Fixed Income                                  20-80%
   Long-term                           0-10%
   High-Yield                          0-10%
   International/Emerging Markets*     0-10%
Real Estate                                    0-20%
Equities                                      20-80%
   Small-cap                           0-20%
   International*                      0-20%
   Emerging Markets*                   0-10%
Other                                          0-20%
Total International**                          0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

              PENSION PLANS                 POSTRETIREMENT PLANS
             ---------------   ----------------------------------------------
              NON-QUALIFIED      REFLECTING                    NOT REFLECTING
             DEFINED BENEFIT   MEDICARE PART   MEDICARE PART   MEDICARE PART
              PENSION PLANS      D SUBSIDY       D SUBSIDY       D SUBSIDY
             ---------------   -------------   -------------   --------------
                                      (IN MILLIONS)
             ----------------------------------------------------------------
Year
2007               $ 3              $ 5             $(1)             $ 6
2008                 3                5              (1)               6
2009                 3                5              (1)               6
2010                 4                5              (1)               6
2011                 4                5              (1)               6
Thereafter          25               28              (4)              32

401(k).

LNC sponsors a contributory defined contribution plan for eligible U.S. employees (including those of LNL) and LNL sponsors a contributory defined contribution plan for eligible insurance agents (401(k) plans). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS.

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                         2006   2005   2004
                         ----   ----   ----
                            (IN MILLIONS)
                         ------------------
Stock options             $ 2    $--    $ 1
Shares                     17     13     11
Cash awards                 1      1      1
SARs                       (1)     2      4
Restricted stock            1      1      1
                          ---    ---    ---
Total                     $20    $17    $18
                          ===    ===    ===
Recognized tax benefit    $ 7    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS

Net income as determined in accordance with statutory accounting practices for us was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for us was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

2007-$45
2008-$40
2009-$28
2010-$17
2011-$13
Thereafter-$40

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2006, 34% of such mortgages, or $1.2 billion, involved properties located in California,

Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance Seriessm ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                           2006     2005                 2006    2005
                                                          ------   ------               -----   -----
                                                                         (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                           $5,950   $5,450               $   3   $   5
   Interest rate swap agreements                             563      463                   4       9
                                                          ------   ------               -----   -----
      Total interest rate derivative instruments           6,513    5,913                   7      14
                                                          ======   ======               =====   =====
Foreign currency derivative instruments:
   Foreign currency swaps                                     86       58                  (7)     (5)
Credit derivative instruments:
   Credit default swaps                                       20       20                  --      --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                           1        1                  22      16
   Embedded derivatives per SFAS 133                          --       --                (139)   (268)
                                                          ------   ------               -----   -----
      Total derivative instruments *                      $6,620   $5,992               $(117)  $(243)
                                                          ======   ======               =====   =====

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                 INTEREST RATE    INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ---------------   ---------------   ---------------
                                2006     2005       2006   2005      2006   2005
                               ------   ------     -----   ----      ----   ----
                                                   (IN MILLIONS)
                               ---------------------------------------------------
Balance at beginning-of-year   $5,450   $4,000     $ 463   $446       $58   $ 42
New contracts                     750    1,450       130     37        30     30
Terminations and maturities      (250)      --       (30)   (20)       (2)   (14)
                               ------   ------     -----   ----       ---   ----
   Balance at end-of-year      $5,950   $5,450     $ 563   $463       $86   $ 58
                               ======   ======     =====   ====       ===   ====

                               CREDIT DEFAULT       CALL OPTIONS
                                    SWAPS       (BASED ON LNC STOCK)
                               --------------   --------------------
                                           (IN MILLIONS)
                               -------------------------------------
                                 2006   2005         2006   2005
                                 ----   ----         ----   ----
Balance at beginning-of-year     $ 20   $ 13          $ 1    $ 1
New contracts                      10     20           --     --
Terminations and maturities       (10)  $(13)          --     --
                                  ---   ----          ---    ---
   Balance at end-of-year        $ 20   $ 20          $ 1    $ 1
                                 ====   ====          ===    ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $1 million, $0 and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain (loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS.

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS.

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK.

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS.

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS.

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS.

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK.

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN.

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS.

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS.

We have certain variable annuity products with GMWB and GIB features that are embedded derivatives. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES.

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION.

Income other than realized gains and losses for the agreements and contracts described above amounted to $13 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $24 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE AND TRADING
SECURITIES.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

DERIVATIVE INSTRUMENTS.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS.

The balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance policy and claims reserves" and "Investment contract and policyholder funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. Along with other companies in the insurance industry, we are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES.

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS.

We report assets held in separate accounts at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                               2006                  2005
                                       -------------------   --------------------
                                       CARRYING     FAIR     CARRYING      FAIR
                                         VALUE     VALUE       VALUE      VALUE
                                       --------   --------   --------   ---------
                                                      (IN MILLIONS)
                                       ------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturities                    $ 31,840   $ 31,840   $ 32,245   $ 32,245
   Equity                                   203        203        101        101
Trading securities                        2,820      2,820      2,985      2,985
Mortgage loans on real estate             3,571      3,687      3,662      3,859
Policy loans                              1,898      2,044      1,858      2,004
Derivatives Instruments *                  (117)      (117)      (243)      (243)
Other investments                           657        657        423        423
Cash and invested cash                    1,308      1,308      1,962      1,962
Investment type insurance contracts:
   Deposit contracts and certain
      guaranteed interest contracts     (20,233)   (20,235)   (21,270)   (21,273)
   Remaining guaranteed interest and
      similar contracts                     (12)       (12)       (13)       (13)
Short-term debt                             (21)       (21)       (34)       (34)
Long-term debt                           (1,390)    (1,345)    (1,250)    (1,325)
Guarantees                                   --         --         --         --
Investment commitments                       --         (2)        --         --

----------
* Total derivative instruments for 2006 are composed of an asset of $49 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $304 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through the Retirement Products segment, which consists of its Defined Contribution business. Employer Markets provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment for 2004 through 2006 is as follows:

                                           2006     2005     2004
                                          ------   ------   ------
                                                (IN MILLIONS)
                                          ------------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
   Individual Annuities                   $1,428   $1,308   $1,278
   Life Insurance                          1,946    1,841    1,847
                                          ------   ------   ------
      Individual Markets  Total            3,374    3,149    3,125
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                     1,212    1,168    1,125
                                          ------   ------   ------
      Employer Markets  Total              1,212    1,168    1,125
                                          ------   ------   ------
   Other Operations                          236      309      267
   Net realized investment results(1)          2      (16)     (45)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
      Total                               $4,825   $4,611   $4,473
                                          ======   ======   ======
NET INCOME:
Segment Operating Income:
   Individual Markets:
   Individual Annuities                   $  265   $  197   $  169
   Life Insurance                            257      238      252
                                          ------   ------   ------
      Individual Markets  Total              522      435      421
                                          ------   ------   ------
   Employer Markets:
   Retirement Products                       226      206      181
                                          ------   ------   ------
      Employer Markets  Total                226      206      181
                                          ------   ------   ------
Other Operations                              (8)      12        9
Net realized investment results(2)             2      (10)     (29)
   Reserve development net of related
      amortization on business sold
      through reinsurance                      1        1        1
                                          ------   ------   ------
   Income before cumulative effect of
      accounting changes                     743      644      583
   Cumulative effect of accounting
      changes                                 --       --      (26)
                                          ------   ------   ------
Net Income                                $  743   $  644   $  557
                                          ======   ======   ======

----------
(1) Includes realized losses on investments of $2 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, $(1) million and $(12) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of less than $1 million, $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                 2006       2005
                               --------   --------
                                  (IN MILLIONS)
                               -------------------
ASSETS:
   Individual Annuities        $ 58,995   $ 48,250
   Life Insurance                24,238     21,795
   Retirement Products           34,218     33,478
   Other Operations               6,685      6,649
   Consolidating adjustments      1,932      3,882
                               --------   --------
Total                          $126,068   $114,054
                               ========   ========

12. SHAREHOLDER'S EQUITY

All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                          2006      2005
                                                        -------   -------
                                                          (IN MILLIONS)
                                                        -----------------
Fair value of securities  available-for-sale            $32,043   $32,346
Cost of securities  available-for-sale                   31,395    31,362
                                                        -------   -------
Unrealized gain                                             648       984
Adjustments to DAC and VOBA                                (175)     (266)
Amounts required to satisfy  policyholder commitments       (20)      (31)
Foreign currency exchange  rate adjustment                   28        16
Deferred income taxes                                      (166)     (251)
                                                        -------   -------
Net unrealized gain on  securities available-for-sale   $   315   $   452
                                                        =======   =======

Adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments are netted against the DAC and VOBA asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                  2006    2005   2004
                                                 -----   -----   ----
                                                     (IN MILLIONS)
                                                 --------------------
Unrealized gains (losses) on securities
   available-for-sale arising during the year    $(157)  $(479)  $116
Less: Reclassification adjustment for gains
   on disposals of prior year inventory
   included in net income(1)                        65      39     82
Less: Federal income tax expense (benefit) on
   reclassification                                (85)   (189)    11
                                                 -----   -----   ----
Net unrealized gain (loss) on securities
   available-for-sale, net of
   reclassifications and federal income tax
   expense (benefit)                             $(137)  $(329)  $ 23
                                                 =====   =====   ====

(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and VOBA and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million, $3 million for 2006, 2005, 2004 respectively, and net of adjustments to DAC and VOBA of less than $1 million, $(7) million, $(8) million for 2006, 2005, 2004 respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of IncomeConsolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                     TOTAL
                                                 -------------
                                                 (IN MILLIONS)
                                                 -------------
Amounts incurred in 2006
   Employee severance and termination benefits        $12
   Abandoned office space                               1
                                                      ---
   Total 2006 restructuring charges                    13
Amounts expended in 2006
Restructuring reserve at December 31, 2006             (6)
                                                      ---
                                                      $ 7
                                                      ===
Additional amounts expended that do not
   qualify as restructuring charges                   $14

Expected completion date                          4th Quarter
                                                      2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, we realigned the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning us for future growth. In February 2003, we announced plans to consolidate our fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                         2006    2005    2004
                                        -----   -----   -----
                                            (IN MILLIONS)
                                        ---------------------
Insurance assumed                       $  25   $  --   $  --
Insurance ceded                          (238)   (219)   (116)
                                        -----   -----   -----
   Net reinsurance premiums and fees    $(213)  $(219)  $(116)
                                        =====   =====   =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                                 2006    2005
                                                                 ----   ------
                                                                 (IN MILLIONS)
                                                                 -------------
Future policy benefits and claims assumed                        $141   $    3
Future policy benefits and claims ceded                           951    1,052
Amounts recoverable from reinsurers on paid and unpaid losses      16       16
Reinsurance payable on paid losses                                 11        3
Funds held under reinsurance  treaties-net liability              702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,153 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the financial statements, in 2004 the Corporation changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 19, 2007

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson-Pilot Life Insurance Company and Subsidiary
As of December 31, 2006 and 2005 and For the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and For the Years Ended December 31, 2005 and 2004

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                   AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1
Audited Consolidated Financial Statements
   Consolidated Balance Sheets as of December 31, 2006 and 2005              F-2
Consolidated Statements of Income for the periods April 3 through
   December 31, 2006  and January 1 through April 2, 2006 and the years
   ended December 31, 2005 and 2004                                          F-4
Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and  January 1 through April 2, 2006 and for
   the years ended December 31, 2005 and 2004                                F-5
Consolidated Statements of Cash Flows for the periods April 3 through
   December 31, 2006 and  January 1 through April 2, 2006 and for the
   years ended December 31, 2005 and 2004                                    F-6
Notes to Consolidated Financial Statements                                   F-7

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson-Pilot Life Insurance Company and Subsidiary

We have audited the consolidated balance sheets of Jefferson-Pilot Life Insurance Company and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson-Pilot Life Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004 in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Greensboro, North Carolina
March 19, 2007

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                 (IN THOUSANDS)

                                                                                    DECEMBER 31,
                                                                              -------------------------
                                                                                  2006          2005
                                                                              -----------   -----------
ASSETS
Investments:
   Debt securities available-for-sale, at fair value (amortized cost
      $13,115,270 and $11,163,632)                                            $13,243,588   $11,340,518
   Debt securities held-to-maturity, at amortized cost (fair value
      $0 and $1,378,716)                                                               --     1,325,157
   Equity securities available-for-sale, at fair value (cost $534 and $286)           549           427
   Mortgage loans on real estate                                                2,376,014     2,417,618
   Policy loans                                                                   279,686       258,362
   Real estate                                                                    165,871        81,261
   Other investments                                                              341,981       242,024
                                                                              -----------   -----------
Total investments                                                              16,407,689    15,665,367
Cash and cash equivalents                                                         359,425        41,392
Accrued investment income                                                         210,965       195,845
Due from reinsurers                                                               160,911       153,060
Deferred policy acquisition costs                                                 306,873     1,671,492
Value of business acquired                                                      1,363,401            --
Goodwill                                                                        1,358,027            --
Property and equipment, net of accumulated depreciation                           118,022        79,585
Cash surrender value of life insurance                                            147,884       140,730
Assets held in separate accounts                                                  510,411       491,697
Other assets                                                                      305,752       238,129
                                                                              -----------   -----------
Total assets                                                                  $21,249,360   $18,677,297
                                                                              ===========   ===========

See accompanying notes.

                                                                              DECEMBER 31,
                                                                       -------------------------
                                                                           2006          2005
                                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                                              $ 1,231,397   $ 1,244,257
   Policyholder contract deposits                                       13,686,716    13,067,520
   Policy and contract claims                                               41,981        46,425
   Funding agreements                                                      300,000       300,000
   Other policy liabilities                                                560,144       773,986
                                                                       -----------   -----------
Total policy liabilities                                                15,820,238    15,432,188
Deferred income tax liabilities                                            302,722       183,773
Currently payable (recoverable) income tax                                     193        (2,786)
Securities sold under repurchase agreements                                     --       300,835
Accounts payable, accruals and other liabilities                           915,218       237,604
Liabilities related to separate accounts                                   510,411       491,697
                                                                       -----------   -----------
Total liabilities                                                       17,548,782    16,643,311
Commitments and contingent liabilities (see Note 14)
STOCKHOLDER'S EQUITY
   Common stock, par value $100 per share, 50,000 shares authorized,
      issued and outstanding                                                 5,000         5,000
   Paid in capital                                                       3,428,755        31,570
   Retained earnings                                                       195,927     1,894,678
   Accumulated other comprehensive income                                   70,896       102,738
                                                                       -----------   -----------
Total stockholder's equity                                               3,700,578     2,033,986
                                                                       -----------   -----------
Total liabilities and stockholder's equity                             $21,249,360   $18,677,297
                                                                       ===========   ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1           YEAR ENDED
                                                           THROUGH       THROUGH           DECEMBER 31,
                                                        DECEMBER 31,     APRIL 2,    -----------------------
                                                           2006            2006         2005         2004
                                                        ------------   -----------   ----------   ----------
REVENUE
Premiums and other considerations                        $   79,279      $ 25,426    $  102,926   $  105,084
Universal life and investment product charges               298,891        94,593       363,239      304,670
Net investment income                                       760,258       253,520       935,300      906,750
Realized investment losses                                   (4,446)       (4,046)       (4,529)     (12,218)
                                                         ----------      --------    ----------   ----------
Total revenues                                            1,133,982       369,493     1,396,936    1,304,286
BENEFITS AND EXPENSES
Insurance and annuity benefits                              671,705       228,655       826,230      782,345
Insurance commissions, net of deferrals                       8,139         1,844         9,230       15,422
General and administrative expenses, net of deferrals        24,845        16,705        17,597       27,519
Insurance taxes, licenses and fees                           26,020         8,496        29,607       29,730
Amortization of policy acquisition costs and value of
   business acquired                                        110,901        38,620       162,403      130,022
Interest expense                                                 28         1,121         3,173        1,413
                                                         ----------      --------    ----------   ----------
Total benefits and expenses                                 841,638       295,441     1,048,240      986,451
                                                         ----------      --------    ----------   ----------
Income before income taxes and cumulative effect of
   change in accounting principle                           292,344        74,052       348,696      317,835
INCOME TAXES:
   Current                                                    8,572        12,939        63,307      116,239
   Deferred                                                  85,645         1,833        48,565      (14,370)
                                                         ----------      --------    ----------   ----------
Total income taxes                                           94,217        14,772       111,872      101,869
                                                         ----------      --------    ----------   ----------
Income before cumulative effect of change in
   accounting principle                                     198,127        59,280       236,824      215,966
Cumulative effect of change in accounting for long
   duration contracts, net of taxes                              --            --            --       (9,356)
                                                         ----------      --------    ----------   ----------
Net income                                               $  198,127      $ 59,280    $  236,824   $  206,610
                                                         ==========      ========    ==========   ==========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                ACCUMULATED
                                                                                   OTHER           TOTAL
                                          COMMON      PAID IN      RETAINED    COMPREHENSIVE   STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS        INCOME          EQUITY
                                         --------   ----------   -----------   -------------   -------------
BALANCE, JANUARY 1, 2004                 $  5,000   $   30,567   $ 1,550,244     $ 243,943      $ 1,829,754
Net income                                     --           --       206,610            --          206,610
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --        (1,426)          (1,426)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --         9,668            9,668
                                                                                                -----------
   Comprehensive income                        --           --            --            --          214,852
Dividends paid                                 --           --       (10,000)           --          (10,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2004                  5,000       30,567     1,746,854       252,185        2,034,606
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       236,824            --          236,824
Parent company capital contribution
   for stock option expense                    --        1,003            --            --            1,003
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (222)            (222)
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (149,225)        (149,225)
                                                                                                -----------
   Comprehensive income                        --           --            --            --           88,380
Dividends paid                                 --           --       (89,000)           --          (89,000)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2005                  5,000       31,570     1,894,678       102,738        2,033,986
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --        59,280            --           59,280
Parent company capital contribution
   for stock option expense                    --        6,312            --            --            6,312
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --         1,116            1,116
Unrealized loss on available-for-sale
   securities, net of taxes                    --           --            --      (165,416)        (165,416)
                                                                                                -----------
   Comprehensive loss                                                                               (98,708)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 2, 2006                      5,000       37,882     1,953,958       (61,562)       1,935,278
                                         ========   ==========   ===========     =========      ===========
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (5,000)     (37,882)   (1,953,958)       61,562       (1,935,278)
Lincoln National Corporation
   purchase price                           5,000    3,424,337            --            --        3,429,337
                                         --------   ----------   -----------     ---------      -----------
BALANCE, APRIL 3, 2006                      5,000    3,424,337            --            --        3,429,337
                                         ========   ==========   ===========     =========      ===========
Net income                                     --           --       198,127            --          198,127
Parent company capital contribution
   for stock option expense                    --        4,418            --            --            4,418
Change in fair value of derivative
   financial instruments, net of taxes         --           --            --          (498)            (498)
Unrealized gain on available-for-sale
   securities, net of taxes                    --           --            --        61,522           61,522
Adjustment to initially apply SFAS 158         --           --            --         9,872            9,872
                                                                                                -----------
   Comprehensive income                        --           --            --            --          273,441
Dividends paid                                 --           --        (2,200)           --           (2,200)
                                         --------   ----------   -----------     ---------      -----------
BALANCE, DECEMBER 31, 2006               $  5,000   $3,428,755   $   195,927     $  70,896      $ 3,700,578
                                         ========   ==========   ===========     =========      ===========

See accompanying notes.

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                PERIOD FROM   PERIOD FROM
                                                                  APRIL 3      JANUARY 1            YEAR ENDED
                                                                  THROUGH       THROUGH            DECEMBER 31,
                                                               DECEMBER 31,     APRIL 2,    --------------------------
                                                                   2006           2006          2005          2004
                                                               ------------   -----------   -----------   ------------
OPERATING ACTIVITIES
Net income                                                      $   198,127    $  59,280    $   236,824   $    206,610
Adjustments to reconcile net income to net cash  provided by operating activities:
   Change in policy liabilities other than deposits                 105,528       44,278        124,430         88,040
   Credits to policyholder accounts, net                             24,786       11,987         19,287        124,462
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                             (325,455)     (57,454)      (254,854)      (204,708)
   Change in receivables and asset accruals                         (34,537)       1,546        (59,379)        (7,712)
   Change in payables and expense accruals                          248,905       12,170         29,919          6,707
   Realized investment losses                                         4,446        4,046          4,529         12,218
   Depreciation and amortization (accretion)                         33,343        5,806         23,885         15,554
   Amortization (accretions) and additions to
      value of business acquired, net                                25,317           --             --             --
   Stock compensation                                                 4,418        6,312             --             --
   Other                                                            (61,290)     (53,438)       (33,997)       (52,507)
                                                                -----------    ---------    -----------   ------------
Net cash provided by operating activities                           223,588       34,533         90,644        188,664
                                                                -----------    ---------    -----------   ------------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                            860,105       13,155        654,846        278,986
   Maturities, calls and redemptions                                444,018       79,191        685,550        890,400
   Purchases                                                     (1,886,375)    (312,008)    (2,339,164)    (2,602,618)
Securities held-to-maturity:
   Sales                                                                 --           --          2,524         19,252
   Maturities, calls and redemptions                                     --       81,971        250,224        239,750
   Purchases                                                             --       (8,570)          (127)            (5)
Repayments of mortgage loans                                        332,041       43,720        480,466        236,541
Mortgage loans originated                                          (247,888)     (30,025)      (693,507)      (321,250)
Increase in policy loans, net                                       (18,191)      (3,133)        (1,770)       (12,683)
Securities lending                                                  166,080           --             --             --
Other investing activities, net                                     (16,207)      (4,196)       (46,267)      (110,740)
                                                                -----------    ---------    -----------   ------------
Net cash used in investing activities                              (366,417)    (139,895)    (1,007,225)    (1,382,367)
                                                                -----------    ---------    -----------   ------------
FINANCING ACTIVITIES
Policyholder contract deposits                                    2,034,751      508,510      2,130,934      2,146,513
Withdrawals of policyholder contract deposits                    (1,593,526)    (411,286)    (1,373,497)    (1,025,468)
Funding agreements issuance                                              --           --        300,000             --
Net proceeds (payments) from securities sold
   under repurchase agreements                                       49,447      (19,472)       (16,905)        72,395
Cash dividends paid                                                  (2,200)          --        (89,000)       (10,000)
                                                                -----------    ---------    -----------   ------------
Net cash provided by financing activities                           488,472       77,752        951,532      1,183,440
                                                                -----------    ---------    -----------   ------------
Net increase (decrease) in cash and cash equivalents                345,643      (27,610)        34,951        (10,263)
Cash and cash equivalents, beginning                                 13,782       41,392          6,441         16,704
                                                                -----------    ---------    -----------   ------------
Cash and cash equivalents, ending                               $   359,425    $  13,782    $    41,392   $      6,441
                                                                ===========    =========    ===========   ============
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                                   $     1,211    $   1,304    $     8,028   $      2,806
                                                                ===========    =========    ===========   ============

See accompanying notes.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             JEFFERSON-PILOT LIFE INSURANCE COMPANY AND SUBSIDIARY

                         (DOLLAR AMOUNTS IN THOUSANDS)
                               DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson-Pilot Life Insurance Company (JP Life or the Company) was wholly-owned by Jefferson-Pilot Corporation (Jefferson-Pilot). JP Life and its subsidiary, Jefferson Standard Life Insurance Company (the subsidiary), collectively referred to as (the Company), are principally engaged in the sale of individual life insurance, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation (LNC or the Parent) completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard (SFAS) No. 141, "Business Combinations" (SFAS 141) and JP Life became wholly-owned by LNC. On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Company into Lincoln National Life Insurance Company (LNL), an Indiana domiciled affiliate. The effective date of the merger will be April 2, 2007. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JP Life were "pushed down" to the Company's financial statements in accordance with push down accounting rules. LNC is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JP Life's net assets assumed in the merger was $3.4 billion. Goodwill of $1.4 billion resulted from the excess of purchase price over the fair value of JP Life's net assets. The parent paid a premium over the fair value of JP Life's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY    FAIR VALUE
                                                    FAIR VALUE    ADJUSTMENTS
                                                                      (1)
                                                   ------------   -----------
Investments                                        $ 15,728,254   $   203,199
Due from reinsurers                                     159,155            --
Deferred policy acquisition costs                            --    (1,767,553)
Value of business acquired                            1,422,208     1,422,208
Goodwill                                              1,358,027     1,358,027
Other assets                                            739,114        67,110
Assets held in separate accounts                        500,016            --
Policy liabilities                                  (15,254,983)      329,285
Income tax liabilities                                 (161,413)      (76,646)
Accounts payable, accruals and other liabilities       (561,025)      (41,572)
Liabilities related to separate accounts               (500,016)           --
                                                   ------------   -----------
   Total net assets acquired                       $  3,429,337   $ 1,494,058
                                                   ============   ===========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                              PRELIMINARY
                                               FAIR VALUE
                                              -----------
                       Individual Markets:
                          Life Insurance       $  795,829
                          Annuities               562,198
                                               ----------
                             Total Goodwill    $1,358,027
                                               ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JP Life and Jefferson Standard Life Insurance Company. All material intercompany accounts and transactions have been eliminated.

An affiliated trust, Jefferson-Pilot Life Funding Trust I, is a variable interest entity (VIE). VIEs are defined by the Financial Accounting Standards Board's Interpretation (FIN) No. 46 (Revised), "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin No. 51", (FIN 46-R). The Company is not the primary beneficiary of this affiliated trust and does not have a controlling financial interest. Accordingly, under FIN 46-R, the accounts of this entity are not included in the Company's consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, policy liabilities, unearned revenue, pension plan and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data, or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific-identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $2,131 and $31,115 at December 31, 2006 and 2005. Other investments, which consist primarily of S&P 500 Index(R) options and affordable housing tax credit investments, are stated at equity, fair value or the lower of cost or market, as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard (SFAS) No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, (SFAS 133), requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which the Company classifies within its investments on its consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, the Company designates the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads. In calculating the estimated gross profits for these products, the Company utilizes a long-term total gross return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) resulted from the merger with LNC on April 3, 2006 and will be regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts would be written down using a combination of fair value and discounted cash flows. No impairments occurred during the year ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment and 3 to 5 years for computer hardware and software. Accumulated depreciation was $13,873 and $105,185 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the Company's deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated claims adjustment expenses incurred through the balance sheet date.

FUNDING AGREEMENTS

Funding agreements consist of investment contracts, which back medium term notes sold by the Company through investment banks to commercial investors. Accrued interest on the funding agreements is classified within other policy liabilities on the Company's consolidated balance sheets.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy, and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability income, and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid-in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's ultimate parent company merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the Financial Accounting Standards Board (FASB) issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements"
(SFAS 157), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its financial condition and results of operations.

EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" (SFAS 158). The guidance requires the Company to recognize on the balance sheet the funded status of its defined benefit postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. The Company adopted the recognition and disclosure provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in an increase to accumulated other comprehensive income of $9,872.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" (FIN
48). FIN 48 establishes criteria that an individual tax position must be met for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect adjustment upon the initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007 effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" (SFAS 123(R)), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" (SFAS 123). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. Adopting SFAS 123(R) did not have a material effect on the Company's results of operations.

Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25), and accordingly, recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENTS AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company will adopt this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired
(VOBA). The Company estimates that its adoption will result in an immaterial adjustment to DAC and VOBA balances upon adoption and an immaterial increase to amortization in 2007. The Company's preliminary estimates are based upon its interpretation of SOP 05-1 and the proposed implementation guidance. The Company continues to analyze the impact on DAC and VOBA amortization and is currently evaluating the effect of a Technical Practice Aide (TPA) issued in February 2007. As a result, the actual impact of the adoption of SOP 05-1 may differ significantly from the Company's preliminary estimates as the issuance of new implementation guidance and evolving industry practice may affect its interpretation and implementation.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities are as follows:

                                                                          DECEMBER 31, 2006
                                                       ---------------------------------------------------
                                                         COST OR       GROSS         GROSS
                                                        AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                           COST         GAINS      (LOSSES)       VALUE
                                                       -----------   ----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $    18,351    $     15     $    (30)   $    18,336
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         754,025       5,475         (620)       758,880
Obligations of states and political subdivisions            41,314         478           (7)        41,785
Corporate obligations                                   11,712,212     144,810      (29,434)    11,827,588
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         485,516       8,054         (421)       493,149
Affiliate bonds                                            103,852          --           (2)       103,850
                                                       -----------    --------     --------    -----------
Subtotal, debt securities                               13,115,270     158,832      (30,514)    13,243,588
Equity securities                                              534          16           (1)           549
                                                       -----------    --------     --------    -----------
Securities available-for-sale                          $13,115,804    $158,848     $(30,515)   $13,244,137
                                                       ===========    ========     ========    ===========

                                                                          DECEMBER 31, 2005
                                                       ----------------------------------------------------
                                                         COST OR        GROSS         GROSS
                                                        AMORTIZED     UNREALIZED   UNREALIZED
                                                           COST         GAINS       (LOSSES)     FAIR VALUE
                                                       -----------   -----------   ----------   -----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   137,433     $  3,109     $    (187)  $   140,355
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)         664,964       17,347        (5,906)      676,405
Obligations of states and political subdivisions            42,232        3,485           (88)       45,629
Corporate obligations                                    9,752,029      280,720      (116,716)    9,916,033
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)         474,873        3,068        (6,959)      470,982
Affiliate bonds                                             92,000           --          (982)       91,018
Redeemable preferred stocks                                    101           --            (5)           96
                                                       -----------     --------     ---------   -----------
Subtotal, debt securities                               11,163,632      307,729      (130,843)   11,340,518
Equity securities                                              286          141            --           427
                                                       -----------     --------     ---------   -----------
Securities available-for-sale                          $11,163,918     $307,870     $(130,843)  $11,340,945
                                                       ===========     ========     =========   ===========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $     1,001     $     59    $       --   $     1,060
Corporate obligations                                    1,307,910       62,891        (8,949)    1,361,852
Affiliate bonds                                             16,246           98          (540)       15,804
                                                       -----------     --------     ---------   -----------
Debt securities held-to-maturity                       $ 1,325,157     $ 63,048     $  (9,489)  $ 1,378,716
                                                       ===========     ========     =========   ===========

At December 31, 2006, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and Lincoln Financial Media Company. At December 31, 2005, affiliate bonds included in securities available-for-sale consist of securities issued by LNC and affiliate bonds included in securities held-to-maturity consist of securities issued by Lincoln Financial Media Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities which are based upon estimated maturity dates. Actual future maturities may differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                AVAILABLE-FOR-SALE
                                            -------------------------
                                             AMORTIZED        FAIR
                                                COST         VALUE
                                            -----------   -----------
Due in one year or less                     $   397,476   $   397,250
Due after one year through five years         2,725,267     2,738,543
Due after five years through ten years        5,626,007     5,674,666
Due after ten years                           3,126,980     3,181,100
Amounts not due at a single maturity date     1,239,540     1,252,029
                                            -----------   -----------
                                            $13,115,270   $13,243,588
                                            ===========   ===========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $159,351 and $166,080 at December 31, 2006, and $152,195 and $156,231 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                        NET UNREALIZED GAINS (LOSSES)
                                                                   ------------------------------------
                                                                      DEBT        EQUITY
                                                                   SECURITIES   SECURITIES      TOTAL
                                                                   ----------   ----------   ----------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                                $ 243,204      $ 32       $ 243,236
Change during year ended December 31, 2004:
   Increase in stated amount of securities                             15,663        52          15,715
   Decrease in deferred policy acquisition costs                         (841)       --            (841)
   Increase in deferred income tax liabilities                         (5,188)      (18)         (5,206)
                                                                    ---------      ----       ---------
Increase in net unrealized gains included in other
   comprehensive income                                                 9,634        34           9,668
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2004                                                  252,838        66         252,904
Change during year ended December 31, 2005:
   (Decrease) increase in stated amount of securities                (287,631)       30        (287,601)
   Increase in deferred policy acquisition costs                       58,024        --          58,024
   Decrease (increase) in deferred income tax liabilities              80,362       (10)         80,352
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (149,245)       20        (149,225)
                                                                    ---------      ----       ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                                  103,593        86         103,679
Change during period January 1 through April 2, 2006:
   (Decrease) increase in stated amount of securities                (294,722)       19        (294,703)
   Increase in deferred policy acquisition costs and value
      of business acquired                                             40,218        --          40,218
   Decrease (increase) in deferred income tax liabilities              89,076        (7)         89,069
                                                                    ---------      ----       ---------
(Decrease) increase in net unrealized gains included in other
   comprehensive income                                              (165,428)       12        (165,416)
                                                                    ---------      ----       ---------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                           $ (61,835)     $ 98       $ (61,737)
                                                                    =========      ====       =========

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                ----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   --------
Net unrealized gains (losses) on securities
   available-for-sale as of April 2, 2006                        $(61,835)      $ 98      $(61,737)
Sale of stockholder's equity                                       61,835        (98)       61,737
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   April 3, 2006                                                       --         --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                        128,318         15       128,333
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (32,337)        --       (32,337)
   Increase in deferred income tax liabilities                    (34,469)        (5)      (34,474)
                                                                 --------       ----      --------
Increase in net unrealized gains included in other
   comprehensive income                                            61,512         10        61,522
                                                                 --------       ----      --------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                             $ 61,512       $ 10      $ 61,522
                                                                 ========       ====      ========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH         DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    --------------------
                                             2006           2006        2005        2004
                                         ------------   -----------   --------   ---------
Interest on debt securities                $579,054       $185,283    $737,935    $705,123
Investment income on equity securities           25             --          25          19
Interest on mortgage loans                  122,775         41,105     160,567     160,083
Interest on policy loans                     12,723          4,013      16,676      16,437
Other investment income                      79,406         28,570      44,437      45,201
                                           --------       --------    --------    --------
Gross investment income                     793,983        259,971     959,640     926,863
Investment expenses                         (33,725)        (5,451)    (24,340)    (20,113)
                                           --------       --------    --------    --------
Net investment income                      $760,258       $253,520    $935,300    $906,750
                                           ========       ========    ========    ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH        DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 1,946       $(3,721)    $(9,454)  $(17,182)
Other                                                    (1,633)         (679)      5,275      6,407
Amortization of deferred policy acquisition costs,
   value of business acquired and deferred
   sales inducements                                     (4,759)          354        (350)    (1,443)
                                                        -------       -------     -------   --------
Realized investment losses                              $(4,446)      $(4,046)    $(4,529)  $(12,218)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than- temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH          DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   246     $ 13,424   $ 26,997
   Losses                                              (7,652)       (3,967)     (22,878)   (44,179)
                                                      -------       -------     --------   --------
Realized gains (losses) on total debt securities      $ 1,946       $(3,721)    $ (9,454)  $(17,182)
                                                      =======       =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                    PERIOD FROM   PERIOD FROM
                                                      APRIL 3      JANUARY 1         YEAR ENDED
                                                      THROUGH       THROUGH         DECEMBER 31,
                                                   DECEMBER 31,     APRIL 2,    -------------------
                                                       2006           2006        2005       2004
                                                   ------------   -----------   --------   --------
Gross realized:
   Gains                                              $ 9,598       $   212     $  9,744   $ 24,211
   Losses                                              (7,652)       (3,933)     (22,623)   (40,712)
                                                      -------       -------     --------   --------
Realized losses on available-for-sale securities      $ 1,946       $(3,721)    $(12,879)  $(16,501)
                                                      =======       =======     ========   ========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT

Investments in debt and equity securities include 980 issuers. Debt securities include investments in Jefferson-Pilot of $92,000 as of December 31, 2006 and 2005. No other corporate issuer represents more than 1% of investments. Debt securities considered less than investment grade approximated 5% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $341,429 and $311,054.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by retail (31%), office (26%), industrial (21%), apartment (10%), hotel (11%), and other (1%) properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 30% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 24% are for properties located in Pacific states, approximately 10% are for properties located in West South Central states and approximately 12% are for properties located in the Mountain states. No other geographic region represents as much as 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be impaired was $597 and $2,313. There was one delinquent loan outstanding as of December 31, 2006 and none outstanding as of December 31, 2005. The related allowance for credit losses on all mortgage loans was $610 and $9,563 at December 31, 2006 and 2005. The average recorded investment in impaired loans was $599 from April 3 through December 31, 2006, $2,282 from January 1 through April 2, 2006, and $4,379 and $31,602 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through

December 31, 2006, $73 from January 1 through April 2, 2006, and $198 and $223 during the years ended December 31, 2005 and 2004, was recognized.

During 2005 and 2004 the Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized costs of sold securities were $891 and $12,090 for 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0 and $416 for 2005 and 2004.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The tables below summarize unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                       DECEMBER 31, 2006
                                           -----------------------------------------------------------------------
                                             LESS THAN 12 MONTHS     12 MONTHS OR LONGER            TOTAL
                                           -----------------------   -------------------   -----------------------
                                                           GROSS                 GROSS                     GROSS
                                              FAIR      UNREALIZED    FAIR    UNREALIZED                UNREALIZED
                                              VALUE       LOSSES      VALUE      LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government
   agencies                                $   15,666    $    (30)     $--        $--       $   15,666    $    (30)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      145,044        (620)      --         --          145,044        (620)
Obligations of state and political
   subdivisions                                 4,023          (7)      --         --            4,023          (7)
Corporate obligations                       2,481,092     (29,434)      --         --        2,481,092     (29,434)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        40,840        (421)      --         --           40,840        (421)
Affiliated bonds                                4,167          (2)      --         --            4,167          (2)
Equity securities                                  83          (1)      --         --               83          (1)
                                           ----------    --------      ---        ---       ----------    --------
Total temporarily impaired securities      $2,690,915    $(30,515)     $--        $--       $2,690,915    $(30,515)
                                           ==========    ========      ===        ===       ==========    ========

                                                                          DECEMBER 31, 2005
                                             ---------------------------------------------------------------------------
                                               LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                             -----------------------   -----------------------   -----------------------
                                                             GROSS                     GROSS                    GROSS
                                                FAIR      UNREALIZED      FAIR      UNREALIZED      FAIR      UNREALIZED
                                                VALUE       LOSSES       VALUE        LOSSES        VALUE       LOSSES
                                             ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. government agencies   $   15,276    $   (187)   $       --    $     --    $   15,276    $    (187)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                         97,310      (1,502)      120,255      (4,404)      217,565       (5,906)
Obligations of state and political
   subdivisions                                   4,964         (60)        1,404         (28)        6,368          (88)
Corporate obligations                         4,716,660     (87,389)      948,837     (38,276)    5,665,497     (125,665)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)         345,748      (6,457)       12,782        (502)      358,530       (6,959)
Redeemable preferred stock                           --          --            96          (5)           96           (5)
Affiliated bonds                                 91,018        (982)       12,595        (540)      103,613       (1,522)
                                             ----------    --------    ----------    --------    ----------    ---------
Total temporarily impaired securities        $5,270,976    $(96,577)   $1,095,969    $(43,755)   $6,366,945    $(140,332)
                                             ==========    ========    ==========    ========    ==========    =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less than 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuation of assets specifically pledged to support the credit, the overall financial condition of the insurer, past due interest or principal payments, and the Company's intent and ability to hold the security for a sufficient time to allow for recovery in value.

The table below summarizes the securities with unrealized losses in the Company's debt portfolio as of December 31, 2006:

             AMORTIZED                UNREALIZED
               COST      FAIR VALUE     LOSSES     PERCENTAGE
            ----------   ----------   ----------   ----------
90% - 99%   $2,671,563   $2,647,612    $(23,951)        78%
80% - 89%       49,781       43,220      (6,561)        22
Below 80%            2           --          (2)        --
            ----------   ----------    --------        ---
            $2,721,346   $2,690,832    $(30,514)       100%
            ==========   ==========    ========        ===

As of December 31, 2006, the Company had one security that was "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $190,140 and $111,550 at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the periods ended April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006, and for the years ended December 31, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedge floating rate investments was 20 years.

The Company also converts its floating rate funding agreements to a fixed rate using interest rate swaps. Concurrent with the issuance of its floating rate funding agreements in June 2005, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(498) from April 3 through December 31, 2006, $1,116 from January 1 through April 2, 2006, and $(222) and $(1,426) for the years ended December 31, 2005 and 2004. The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during 2007.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company realized investment gains (losses) from these swaps of $386 from April 3 through December 31, 2006, $(198) from January 1 through April 2, 2006, and $(317) and $(382) for the years ended December 31, 2005 and 2004.

The Company recognized gains (losses) of $0 from April 3 through December 31, 2006, $(321) from January 1 through April 2, 2006, and $205 and $362 for the years ended December 31, 2005 and 2004, as a result of the sale of securities purchased through the use of cash flow hedges.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options they will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are reported in interest credited. Interest credited was decreased by $59,268, $22,700, $17,586 and $20,510 for the periods April 3, 2006 through December 31, 2006 and January 1, 2006 through April 2, 2006 and in 2005 and 2004 for the changes in fair value of these liabilities.

In 2006 the Company invested in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133, resulting in realized investment gains of $96. In 2005 and 2004 these derivatives were marked-to-market through realized investment gains, but had an insignificant effect for these years.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1             YEAR ENDED
                                                         THROUGH       THROUGH             DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    ------------------------
                                                          2006           2006          2005         2004
                                                      ------------   -----------   -----------   ----------
Beginning balance                                      $ 1,767,553    $1,671,492    $1,370,443   $1,205,748
Purchase accounting fair value adjustment               (1,767,553)           --            --           --
Cumulative effect of change in accounting principle             --            --            --      (25,296)
Deferral:
   Commissions                                             225,712        69,567       324,639      256,344
   Other                                                    93,733        24,607        81,089       65,770
                                                       -----------    ----------    ----------   ----------
                                                           319,445        94,174       405,728      322,114
Amortization                                                (8,966)      (38,620)     (162,403)    (130,022)
Adjustment related to realized losses (gains)
   on debt securities                                           87           289          (300)      (1,260)
Adjustment related to unrealized losses (gains)
   on securities available-for-sale                         (3,693)       40,218        58,024         (841)
                                                       -----------    ----------    ----------   ----------
Ending balance                                         $   306,873    $1,767,553    $1,671,492   $1,370,443
                                                       ===========    ==========    ==========   ==========

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, and January 1 through April 2, 2006:

                                                                                   PERIOD FROM   PERIOD FROM
                                                                                     APRIL 3      JANUARY 1
                                                                                     THROUGH       THROUGH
                                                                                  DECEMBER 31,     APRIL 2,
                                                                                      2006           2006
                                                                                  ------------   -----------
Beginning balance                                                                  $       --        $--
Purchase accounting fair value adjustment                                           1,422,208         --
Adjustments:
   Deferral of commissions and accretion of interest                                   76,618
   Amortization                                                                      (101,935)        --
   Adjustment related to realized gains on debt securities                             (4,846)        --
   Adjustment related to unrealized gains on debt securities available-for-sale       (28,644)        --
                                                                                   ----------        ---
Total adjustments                                                                     (58,807)        --
                                                                                   ----------        ---
Ending balance                                                                     $1,363,401        $--
                                                                                   ==========        ===

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

2007   10.4%
2008    8.8%
2009    8.2%
2010    7.5%
2011    7.1%

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1      YEAR ENDED
                                                            THROUGH       THROUGH       DECEMBER 31,
                                                         DECEMBER 31,     APRIL 2,    -----------------
                                                             2006           2006        2005      2004
                                                         ------------   -----------   -------   -------
Beginning balance                                          $ 51,173       $49,208     $37,729   $    --
Purchase accounting fair value adjustment                   (51,173)           --          --        --
Cumulative impact of adoption, including $25,296
   reclassified from deferred policy acquisition costs           --            --          --    25,296
Additional amounts deferred                                  15,644         3,700      17,683    14,748
Amortization                                                   (668)       (1,800)     (6,154)   (2,132)
Adjustment related to realized losses (gains)
   on debt securities                                            --            65         (50)     (183)
                                                           --------       -------     -------   -------
Ending balance                                             $ 14,976       $51,173     $49,208   $37,729
                                                           ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 2.0% to 11.5% and, when applicable, uniform grading over 20 to 30 years to ultimate rates ranging from 2.0% to 6.0%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 5.75% in 2006, 3.0% to 6.3% in 2005, and 3.0% to 6.5% in 2004. The average credited interest rates for universal life-type products were 4.2%, 4.3% and 4.7% for 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 9.4% in 2006, 2.8% to 8.8% in 2005, and 3.0% to 8.0% in 2004. The average credited interest rates for annuity products including the SFAS 133 impact were 3.9%, 4.1% and 4.4% for 2006, 2005, and 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, was as follows:

                                              PERIOD FROM   PERIOD FROM
                                                APRIL 3      JANUARY 1           YEAR ENDED
                                                THROUGH       THROUGH           DECEMBER 31,
                                             DECEMBER 31,     APRIL 2,    -----------------------
                                                 2006           2006         2005         2004
                                             ------------   -----------   ----------   ----------
Beginning Balance                             $  111,737     $  113,027   $  118,591   $  123,006
Less reinsurance recoverables                     42,266         42,277       40,771       35,959
                                              ----------     ----------   ----------   ----------
Net balance as of beginning of period             69,471         70,750       77,820       87,047
                                              ----------     ----------   ----------   ----------
Amount incurred:
   Current year                                    6,159          5,216        7,081        7,386
   Prior years                                    (1,712)        (3,122)        (480)      (2,007)
                                              ----------     ----------   ----------   ----------
                                                   4,447          2,094        6,601        5,379
                                              ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                      644            199        1,189          333
   Prior years                                     8,132          3,174       12,482       14,273
                                              ----------     ----------   ----------   ----------
                                                   8,776          3,373       13,671       14,606
                                              ----------     ----------   ----------   ----------
Net balance as of end of period                   65,142         69,471       70,750       77,820
Plus reinsurance recoverables                     43,936         42,266       42,277       40,771
                                              ----------     ----------   ----------   ----------
Balance as of end of period                   $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========
Balance as of end of period included with:
   Total future policy benefits               $1,231,397     $1,255,767   $1,244,257   $1,273,249
   Less: Other future policy benefits          1,123,751      1,145,467    1,132,729    1,156,365
                                              ----------     ----------   ----------   ----------
      A&H future policy benefits                 107,646        110,300      111,528      116,884
                                              ----------     ----------   ----------   ----------
   Total policy and contract claims               41,981         58,442       46,425       37,644
   Less: Other policy and contract claims         40,549         57,005       44,926       35,937
                                              ----------     ----------   ----------   ----------
      A&H policy and contract claims               1,432          1,437        1,499        1,707
                                              ----------     ----------   ----------   ----------
      Total A&H reserves                      $  109,078     $  111,737   $  113,027   $  118,591
                                              ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. Lower than anticipated claims resulted in favorable adjustments to the liabilities in each year. In 2005, claims incurred increased due to a reduction in valuation interest rates and revision of termination factors which offset the normal decline in claims incurred for this closed block of business. In 2006, incurred and paid amounts have declined due to this being a closed block of business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included within other policy liabilities on the consolidated balance sheets were $142,476 and $88,587.

FUNDING AGREEMENTS

In June 2005, the Company established a program for an unconsolidated special purpose entity, Jefferson Pilot Life Funding Trust I (the Trust), to sell medium-term notes through investment banks to commercial investors. The notes are backed by funding agreements issued by the Company. The funding agreements are investment contracts that do not subject the Company to mortality or morbidity risk. The medium-term notes issued by the Trust are exposed to all the risks and rewards of owning the funding agreements that collateralize them. The funding agreements issued to the Trust are classified as a component of policy liabilities within the consolidated balance sheets. As spread products, funding agreements generate profit to the extent that the rate of return on the investments earned exceeds the interest credited and other expenses.

The Company issued $300,000 of funding agreements in June 2005. The initial funding agreements were issued at a variable rate and provide for quarterly interest payments, indexed to the 3-month LIBOR plus 7 basis points, with principal due at maturity on June 2, 2008. Concurrent with this issuance, the Company executed an interest rate swap for a notional amount equal to the proceeds of the funding agreements. The swap qualifies for cash flow hedge accounting treatment and converts the variable rate of the funding agreements to a fixed rate of 4.28%.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of its statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $772,868 and $867,421. Reported statutory net income (loss) for the years ended December 31, 2006, 2005, and 2004 was $(109,001), $89,986 and $93,599.

Risk-Based Capital (RBC) requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $6,773 and $6,924 on deposit with various states in 2006 and 2005.

The General Statues of North Carolina require the Company to maintain capital of $1,200 and minimum unassigned surplus of $300. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of payments, the Company could pay approximately $76,787 in dividends to the Parent in 2007 without approval by North Carolina.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                            PERIOD FROM   PERIOD FROM
                              APRIL 3      JANUARY 1
                              THROUGH       THROUGH     YEAR ENDED DECEMBER 31,
                           DECEMBER 31,     APRIL 2,    -----------------------
                               2006           2006           2005     2004
                           ------------   -----------     --------   --------
Current                       $ 8,572       $12,939       $ 63,307   $116,239
Deferred                       85,645         1,833         48,565    (14,370)
                              -------       -------       --------   --------
Total tax expense             $94,217       $14,772       $111,872   $101,869
                              =======       =======       ========   ========

The effective tax rate on pre-tax income from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                        PERIOD FROM   PERIOD FROM
                                          APRIL 3      JANUARY 1
                                          THROUGH       THROUGH         DECEMBER 31,
                                       DECEMBER 31,     APRIL 2,    -------------------
                                           2006           2006        2005       2004
                                       ------------   -----------   --------   --------
Tax rate of 35% times pre-tax income     $102,320       $25,919     $122,044   $111,243
Effect of:
   Tax-preferred investment income         (4,995)       (2,878)      (5,363)    (6,289)
   Release of prior year overaccrual           --        (6,546)          --         --
   Tax credits                             (5,025)       (1,642)      (5,375)    (3,055)
   Other items                              1,917           (81)         566        (30)
                                         --------       -------     --------   --------
      Provision for income taxes         $ 94,217       $14,772     $111,872   $101,869
                                         ========       =======     ========   ========
      Effective tax rate                     32.2%         19.9%        32.1%      32.1%
                                         ========       =======     ========   ========

The Federal income tax asset (liability) is as follows:

                                     YEAR ENDED DECEMBER 31,
                                     -----------------------
                                        2006         2005
                                     ---------     ---------
Current                              $    (193)    $   2,786
Deferred                              (302,722)     (183,773)
                                     ---------     ---------
Total federal income tax liability   $(302,915)    $(180,987)
                                     =========     =========

Significant components of the Company's deferred tax assets and liabilities are as follows:

                                                               DECEMBER 31,
                                                          ---------------------
                                                             2006        2005
                                                          ---------   ---------
Deferred income tax assets:
   Differences in policy liabilities                      $ 229,410   $ 377,924
   Deferred compensation                                     21,811      17,438
   Net operating loss carryforward                           21,220          --
   Affordable housing tax credit carryforward                17,730          --
   Other deferred tax assets                                 12,086       7,350
                                                          ---------   ---------
Total deferred tax assets                                   302,257     402,712
Deferred income tax liabilities:
   Deferral of policy acquisition costs                    (447,770)   (467,086)
   Present value in force                                   (21,128)         --
   Net unrealized gains on securities                       (44,645)    (55,320)
   Deferred gain recognition for income tax purposes        (14,262)    (32,268)
   Differences in investment basis                             (639)     (1,110)
   Depreciation differences                                 (59,367)    (19,164)
   Pension costs                                             (7,862)     (9,029)
   Other deferred tax liabilities                            (9,306)     (2,508)
                                                          ---------   ---------
Total deferred tax liabilities                             (604,979)   (586,485)
                                                          ---------   ---------
Net deferred income tax liabilities                       $(302,722)  $(183,773)
                                                          =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return. Cash paid (received) for income taxes in 2006, 2005, and 2004 was ($14.7) million, $72.7 million, and $35.8 million, respectively.

The Company is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, the Company concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. The 2005 and 2006 dividend activity of the Company eliminated the account balance during the suspension period.

The Jefferson-Pilot consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in refunds that are not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. The Company does not anticipate that any adjustments which might result from such audits would be material to its consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

Additionally the Company sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit.

DEFINED BENEFIT PLAN

Information regarding the Company's pension plans covering full-time agents is as follows:

                                                          PERIOD FROM   PERIOD FROM
                                                            APRIL 3      JANUARY 1
                                                            THROUGH       THROUGH      YEAR ENDED
                                                         DECEMBER 31,     APRIL 2,    DECEMBER 31,
                                                             2006           2006          2005
                                                         ------------   -----------   ------------
Change in projected benefit obligation:
   Projected benefit obligation at beginning of period      $28,445       $28,067        $27,202
   Interest cost                                              1,151           383          1,572
   Actuarial loss                                                92         1,068          2,523
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Projected benefit obligation at end of period                27,544        28,445         28,067
                                                            =======       =======        =======
Change in plan assets:
   Fair value of assets at beginning of period               39,570        39,485         40,630
   Actual return on plan assets                               3,763         1,418          1,871
   Transfer in (out) and (expenses)                             122          (260)           214
   Benefits paid                                             (2,144)       (1,073)        (3,230)
                                                            -------       -------        -------
Fair value of assets at end of period                        41,311        39,570         39,485
                                                            =======       =======        =======
Funded status of the plan                                    13,767        11,125         11,418
Unamortized prior service cost                                   --            15             16
Unrecognized net (gain) loss                                 (1,786)        2,733          2,150
                                                            -------       -------        -------
Net amount recognized                                       $11,981       $13,873        $13,584
                                                            =======       =======        =======
Amounts recognized consist of:
Prepaid benefit cost                                        $11,981       $13,873        $13,584
                                                            =======       =======        =======

The accumulated benefit obligation for the Company's defined benefit pension plan was $27,544 and $28,067 at December 31, 2006 and 2005.

The Company uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on the Company's Consolidated Balance Sheet at December 31, 2006 is as follows:

                                                      BEFORE                      AFTER
                                                   APPLICATION     SFAS 158    APPLICATION
                                                   OF SFAS 158   ADJUSTMENTS   OF SFAS 158
                                                   -----------   -----------   -----------
Other assets                                       $   278,531     $27,221     $   305,752
Total assets                                        21,222,139      27,221      21,249,360
Accounts payable, accruals and other liabilities       897,869      17,349         915,218
Total liabilities                                   17,531,433      17,349      17,548,782
Accumulated other comprehensive income                  61,024       9,872          70,896
Total stockholder's equity                           3,690,706       9,872       3,700,578

COMPONENTS OF NET PERIODIC BENEFIT COST

                                       PERIOD FROM   PERIOD FROM
                                         APRIL 3      JANUARY 1        YEAR ENDED
                                         THROUGH       THROUGH        DECEMBER 31,
                                      DECEMBER 31,     APRIL 2,    -----------------
                                          2006           2006        2005      2004
                                      ------------   -----------   -------   -------
Interest cost                            $ 1,151        $ 383      $ 1,572   $ 1,661
Expected return on plan assets            (2,260)        (757)      (3,180)   (3,331)
Amortization of prior service cost            --           --            2        86
                                         -------        -----      -------   -------
Net periodic benefit cost (benefit)      $(1,109)       $(374)     $(1,606)  $(1,584)
                                         =======        =====      =======   =======

ASSUMPTIONS

                                                              2006   2005   2004
                                                              ----   ----   ----
Weighted-average assumptions used to determine benefit
   obligations at December 31:
   Discount rate                                              5.75%  5.50%  6.00%
Weighted-average assumptions used to determine net cost for
   years ended December 31:
   Discount rate, January 1 through April 2                   5.50%   N/A    N/A
   Discount rate                                              5.69%  6.00%  6.25%
   Expected return on plan assets                             8.00%  8.00%  8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate the Company subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year ends 2005 and 2006. Upon acquisition of the Company in April 2006, the discount rate assumption increased due to the secular increase in interest rates from year end 2005 through the date of acquisition.

PLAN ASSETS

The Company's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                                             DECEMBER 31,
                                             ------------
                                             2006    2005
                                             ----    ----
                      Asset category
                         Equity securities     75%     72%
                         Debt securities       25      27
                         Other                 --       1
                                              ---     ---
                         Total                100%    100%
                                              ===     ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

CONTRIBUTIONS

The Company is not expected to make a contribution to the pension plan during 2007.

BENEFIT PAYMENTS

The expected benefit payments from the Company's pension plan for the years indicated are as follows:

                            2007                $ 3,136
                            2008                  2,997
                            2009                  2,880
                            2010                  2,763
                            2011                  2,635
                            2012 through 2016    11,040

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

Through May 31, 2006, the Company participated in Jefferson-Pilot's defined contribution retirement plan covering most employees and fulltime agents. The Company matched a portion of participant contributions and made profit sharing contributions to a fund that acquired and held Jefferson-Pilot shares through April 2, 2006 and as of April 3, 2006 those shares were converted to shares of the Parent's common stock and going forward shares of the Parent were acquired and held. Plan assets are invested in a trust and under a group variable annuity contract issued by the Company. Plan expense for all years presented was not significant.

Effective June 1, 2006, the Jefferson-Pilot defined contribution retirement plan was merged into the LNC defined contribution retirement plan. The Company matches a portion of participant contributions. Plan assets are invested in a trust.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                            PERIOD FROM   PERIOD FROM
                                              APRIL 3      JANUARY 1         YEAR ENDED
                                              THROUGH       THROUGH         DECEMBER 31,
                                           DECEMBER 31,     APRIL 2,    -------------------
                                               2006           2006        2005       2004
                                           ------------   -----------   --------   --------
Premiums and other considerations direct     $ 84,920       $ 26,197    $118,353   $121,194
Premiums and other considerations
   assumed                                         27              7          (8)        (8)
Less premiums and other considerations
   ceded                                        5,668            778      15,419     16,102
                                             --------       --------    --------   --------
Net premiums and other considerations        $ 79,279       $ 25,426    $102,926   $105,084
                                             ========       ========    ========   ========
Universal life and investment product
   charges, direct and assumed               $393,232       $118,297    $441,894   $377,000
Less universal life and investment
   product charges ceded                       94,341         23,704      78,655     72,330
                                             --------       --------    --------   --------
Net universal life and investment
   product charges                           $298,891       $ 94,593    $363,239   $304,670
                                             ========       ========    ========   ========
Benefits direct                              $752,376       $265,136    $908,226   $872,540
Benefits assumed                                  192            210         952        350
Less reinsurance recoveries                    80,863         36,691      82,948     90,545
                                             --------       --------    --------   --------
Net benefits                                 $671,705       $228,655    $826,230   $782,345
                                             ========       ========    ========   ========

11. OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income, along with related tax effects, were as follows:

                                                  UNREALIZED
                                                   GAINS ON      DERIVATIVE      ADJUSTMENT
                                                  AVAILABLE-     FINANCIAL      TO INITIALLY
                                                   FOR-SALE     INSTRUMENTS        APPLY
                                                  SECURITIES   GAINS/(LOSSES)     SFAS 158       TOTAL
                                                  ----------   --------------   ------------   ---------
BALANCE AT JANUARY 1, 2004                         $ 243,236       $   707         $   --      $ 243,943
Unrealized holding losses arising during
   period, net of $568 tax benefit                    (1,058)           --             --         (1,058)
Change in fair value of derivatives, net of
   $768 tax benefit                                       --        (1,426)            --         (1,426)
Less: reclassification adjustment
   Losses realized in net income, net of $5,775
      tax benefit                                    (10,726)           --             --        (10,726)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2004                         252,904          (719)            --        252,185
Unrealized holding losses arising during
   period, net of $84,860 tax benefit               (157,596)           --             --       (157,596)
Change in fair value of derivatives, net of
   $120 tax benefit                                       --          (222)            --           (222)
Less: reclassification adjustment
   Losses realized in net income, net of $4,508
      tax benefit                                     (8,371)           --             --         (8,371)
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2005                         103,679          (941)            --        102,738
Unrealized holding losses arising during
   period, net of $90,373 tax benefit               (167,835)           --             --       (167,835)
Change in fair value of derivatives, net of
   $600 tax benefit                                       --         1,116             --          1,116
Less: reclassification adjustment
   Losses realized in net income, net of $1,302
      tax benefit                                     (2,419)           --             --         (2,419)
                                                   ---------       -------         ------      ---------
Balance at April 2, 2006                             (61,737)          175             --        (61,562)
Acquisition by Lincoln National Corporation:
Purchase accounting elimination of AOCI               61,737          (175)            --         61,562
                                                   ---------       -------         ------      ---------
Balance at April 3, 2006                                  --            --             --             --
Unrealized holding gains arising during
   period, net of $33,808 tax benefit                 62,787            --             --         62,787
Change in fair value of derivatives, net of
   $273 tax benefit                                       --          (498)            --           (498)
Less: Adjustment to initially apply SFAS 158              --            --          9,872          9,872
Gains realized in net income, net of
   $681 tax                                            1,265            --             --          1,265
                                                   ---------       -------         ------      ---------
BALANCE AT DECEMBER 31, 2006                       $  61,522       $  (498)        $9,872      $  70,896
                                                   =========       =======         ======      =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199,010, $235,596 and $202,368 in 2006, 2005 and 2004, for general management and investment services provided by the Company, of which $45,885 and $24,911 remained receivable as of December 31, 2006 and 2005, related to these agreements. The Company also made various disbursements to its affiliates, of which $8,068 and $6,292 remained payable as of December 31, 2006 and 2005. These balances are included in other assets on the consolidated balance sheets.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                                  2006      2005
                                                                                -------   -------
Lincoln Financial Media Company (affiliate) Senior Promissory Notes due 2005
   through 2013, interest ranging from 4.2% to 7.7%                             $11,852   $16,246
Lincoln National Corporation (Parent) Senior Notes Series due 2008 interest
   4.6%                                                                          92,000    92,000

The Company recognized interest income totaling $3,667 from April 3 through December 31, 2006, $1,317 from January 1 through April 2, 2006, and $5,117 and $5,601 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $11 from April 3 through December 31, 2006, $3 from January 1 through April 2, 2006, and $20 and $30 for the years ended December 31, 2005 and 2004, related to this agreement.

During 1999, the Company paid an affiliate, Jefferson Pilot Financial Life Insurance Company (JPFIC) $100,000 in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006 and 2005, the cash surrender value of this policy totaled approximately $147,884 and $140,730.

The Company paid dividends to the Parent of $2,200 from April 3 through December 31, 2006, $0 from January 1 through April 2, 2006, and $89,000 and $10,000 for the years ended December 31, 2005 and 2004.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 were as follows:

                                                                 2006                        2005
                                                      -------------------------   -------------------------
                                                        CARRYING        FAIR        CARRYING        FAIR
                                                          VALUE        VALUE          VALUE        VALUE
                                                      -----------   -----------   -----------   -----------
FINANCIAL ASSETS
Debt securities available-for-sale                    $13,243,588   $13,243,588   $11,340,518   $11,340,518
Debt securities held-to-maturity                               --            --     1,325,157     1,378,716
Equity securities available-for-sale                          549           549           427           427
Mortgage loans on real estate                           2,376,014     2,421,664     2,417,618     2,553,161
Policy loans                                              279,686       305,635       258,362       289,140
Derivative financial instruments                          190,594       190,594       111,550       111,550
FINANCIAL LIABILITIES
Annuity contract liabilities in  accumulation phase     6,935,423     6,149,237     7,001,788     6,295,549
Funding agreements                                        301,405       301,405       301,157       301,157
Securities sold under repurchase agreements                    --            --       300,835       300,835

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the funding agreements approximates the carrying value since interest is based on a variable rate. The above carrying and fair value amounts at December 31, 2006 include $1,405 in accrued interest.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $203,570 as of December 31, 2006.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's group contracts are sold to employers with fewer than 500 employees. The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments, unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company' consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                            APRIL 3       JANUARY 1          YEAR ENDED
                                            THROUGH        THROUGH          DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  384,340      $134,073    $  453,326   $  440,099
      Life Insurance                          624,443       197,345       767,528      691,642
                                           ----------      --------    ----------   ----------
         Individual Markets Total           1,008,783       331,418     1,220,854    1,131,741
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      77,804        25,935       103,581      106,806
      Group Protection                          8,089         3,069         9,919       11,774
                                           ----------      --------    ----------   ----------
         Employer Markets Total                85,893        29,004       113,500      118,580
                                           ----------      --------    ----------   ----------
Other Operations                               43,752        13,117        67,111       66,183
Net realized gain (loss) on investments        (4,446)       (4,046)       (4,529)     (12,218)
                                           ----------      --------    ----------   ----------
   Total                                   $1,133,982      $369,493    $1,396,936   $1,304,286
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   45,787      $ 16,640    $   56,758   $   53,464
      Life Insurance                          122,583        32,792       136,346      124,656
                                           ----------      --------    ----------   ----------
         Individual Markets Total             168,370        49,432       193,104      178,120
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement Products                      12,549         3,675        12,090       11,256
      Group Protection                          3,241         1,322         2,995        5,143
                                           ----------      --------    ----------   ----------
         Employer Markets Total                15,790         4,997        15,085       16,399
                                           ----------      --------    ----------   ----------
Other Operations                               16,857         7,481        31,579       29,389
Cumulative effect of change                        --            --            --       (9,356)
Net realized gain (loss) on investments        (2,890)       (2,630)       (2,944)      (7,942)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  198,127      $ 59,280    $  236,824   $  206,610
                                           ==========      ========    ==========   ==========

                                     DECEMBER 31,
                             -------------------------
                                2006          2005
                             -----------   -----------
ASSETS:
   Individual Markets:
      Individual Annuities   $ 8,612,968   $ 8,068,493
      Life Insurance           9,146,659     9,126,790
   Employer Markets:
      Retirement Products      1,683,445     1,660,498
      Group Protection           134,449       150,219
   Other Operations            1,671,839      (328,703)
                             -----------   -----------
      Total                  $21,249,360   $18,677,297
                             ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123(R) under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the period April 3 through December 31, 2006 was $4,418 related to the various LNC stock incentive plans. Total stock-based compensation expense allocated to the Company for the period January 1 through April 2, 2006 was $6,312. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Excluding the option grants made in February 2006, outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $3,401 on April 2, 2006.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Jefferson Pilot Financial Insurance Company and Subsidiary
As of December 31, 2006 and 2005, and for the Periods April 3 Through December 31, 2006 and January 1 Through April 2, 2006 and for the Years Ended December 31, 2005 and 2004

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

      AS OF DECEMBER 31, 2006 AND 2005, AND FOR THE PERIODS APRIL 3 THROUGH DECEMBER 31, 2006 AND JANUARY 1 THROUGH APRIL 2, 2006 AND FOR THE YEARS ENDED
                           DECEMBER 31, 2005 AND 2004

CONTENTS

Report of Independent Registered Public Accounting Firm                      F-1

Audited Consolidated Financial Statements
Consolidated Balance Sheets as of December 31, 2006 and 2005                 F-2

Consolidated Statements of Income for the periods April 3 through
December 31, 2006, and January 1 through April 2, 2006
and the years ended December 31, 2005 and 2004                               F-4

Consolidated Statements of Stockholder's Equity for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006
and for the years ended December 31, 2005 and 2004                           F-5

Consolidated Statements of Cash Flows for the periods
April 3 through December 31, 2006 and January 1 through April 2, 2006
and for the years ended December 31, 2005 and 2004                           F-6

Notes to Consolidated Financial Statements                                   F-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly owned subsidiary of Jefferson-Pilot Corporation) and Subsidiary as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2006 and 2005, and the consolidated results of their operations and their cash flows for each of the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP
Greensboro, North Carolina
April 23, 2007

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                              DECEMBER 31,
                                                       -------------------------
                                                           2006          2005
                                                       -----------   -----------
ASSETS
Investments:
   Securities available-for-sale:
      Debt securities, at fair value (amortized cost
         $9,526,755 and $8,847,627)                    $ 9,613,191   $ 9,046,904
      Equity securities, at fair value (cost $13,013
         and $6,859)                                        14,730        10,323
   Debt securities held-to-maturity, at amortized
      cost (fair value $0 and $724,370)                         --       688,480
   Mortgage loans on real estate                         1,397,198     1,526,925
   Policy loans                                            577,264       574,808
   Real estate                                              67,889        32,302
   Other investments                                        15,990         9,130
                                                       -----------   -----------
Total investments                                       11,686,262    11,888,872
Cash and cash equivalents                                   94,499        18,551
Accrued investment income                                  150,111       150,409
Due from reinsurers                                        990,459     1,164,864
Currently recoverable income taxes                           7,906         7,874
Deferred policy acquisition costs                           88,666       674,858
Value of business acquired                                 990,870       476,277
Goodwill                                                 1,236,859       269,952
Property and equipment, net                                 44,031        33,409
Other assets                                                69,224       149,398
Assets held in separate accounts                         2,167,375     1,975,863
                                                       -----------   -----------
Total assets                                           $17,526,262   $16,810,327
                                                       ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                                                              DECEMBER 31,
                                                       -------------------------
                                                           2006          2005
                                                       -----------   -----------
LIABILITIES
Policy liabilities:
   Future policy benefits                              $ 1,860,471   $ 1,909,441
   Policyholder contract deposits                        8,683,104     9,229,051
   Policy and contract claims                              166,288       176,282
   Other                                                   401,665       485,989
                                                       -----------   -----------
Total policy liabilities                                11,111,528    11,800,763
Deferred income tax liabilities                            284,226       213,007
Payable to affiliates                                       71,820        72,235
Accrued expenses and other liabilities                     339,763       234,438
Liabilities related to separate accounts                 2,167,375     1,975,863
                                                       -----------   -----------
Total liabilities                                       13,974,712    14,296,306

Commitments and contingent liabilities (see Note 14)

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000
      shares authorized, issued and outstanding              3,000         3,000
   Paid in capital                                       3,499,893     1,769,440
   Retained earnings                                         3,660       665,299
   Accumulated other comprehensive income                   44,997        76,282
                                                       -----------   -----------
Total stockholder's equity                               3,551,550     2,514,021
                                                       -----------   -----------
Total liabilities and stockholder's equity             $17,526,262   $16,810,327
                                                       ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                (IN THOUSANDS)

                                                         PERIOD FROM   PERIOD FROM
                                                           APRIL 3      JANUARY 1
                                                           THROUGH       THROUGH      YEAR ENDED DECEMBER 31,
                                                        DECEMBER 31,    APRIL 2,     -------------------------
                                                            2006          2006           2005          2004
                                                        ------------   -----------   -----------   -----------
REVENUE
Premiums and other considerations, net                   $1,015,959     $340,770     $1,260,259    $1,198,086
Universal life and investment product charges               299,564      102,849        428,417       422,021
Net investment income                                       514,256      178,006        728,487       742,382
Realized investment gains (losses)                              497       (3,086)        (6,266)      (37,337)
                                                         ----------     --------     ----------    ----------
Total revenues                                            1,830,276      618,539      2,410,897     2,325,152

BENEFITS AND EXPENSES
Insurance and annuity benefits                            1,146,908      386,367      1,506,418     1,506,099
Insurance commissions, net of deferrals                     117,289       38,310        142,871       135,215
General and administrative expenses, net of deferrals       117,582       31,216        110,491       107,069
Insurance taxes, licenses and fees                           35,971       14,158         49,271        42,365
Amortization of policy acquisition costs and value
   of business acquired                                      69,359       40,575        155,632       157,406
Interest expense                                              3,799        1,235          4,880         5,273
                                                         ----------     --------     ----------    ----------
Total benefits and expenses                               1,490,908      511,861      1,969,563     1,953,427
                                                         ----------     --------     ----------    ----------
Income before income taxes and cumulative effect
   of change in accounting principle                        339,368      106,678        441,334       371,725

INCOME TAXES:
   Current                                                   87,787       44,558        113,282        27,701
   Deferred                                                  31,121       (2,531)        38,590        96,059
                                                         ----------     --------     ----------    ----------
Total income taxes                                          118,908       42,027        151,872       123,760
                                                         ----------     --------     ----------    ----------
Income before cumulative effect of change in
   accounting principle                                     220,460       64,651        289,462       247,965
Cumulative effect of change in accounting for
   long duration contracts, net of taxes                         --           --             --        (7,233)
                                                         ----------     --------     ----------    ----------
Net income                                               $  220,460     $ 64,651     $  289,462    $  240,732
                                                         ==========     ========     ==========    ==========

See accompanying Notes to the Consolidated Financial Statements

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                (IN THOUSANDS)

                                                                                                         TOTAL
                                          COMMON      PAID IN      RETAINED     ACCUMULATED OTHER    STOCKHOLDER'S
                                           STOCK      CAPITAL      EARNINGS   COMPREHENSIVE INCOME      EQUITY
                                         --------   -----------   ---------   --------------------   -------------
BALANCE, JANUARY 1, 2004                 $  3,000   $ 1,714,440   $ 538,105         $ 158,421         $ 2,413,966
Net income                                     --            --     240,732                --             240,732
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (1,823)             (1,823)
Unrealized gain on available-for-sale
   securities, net of taxes                    --            --          --             2,751               2,751
                                                                                                      -----------
   Comprehensive income                                                                                   241,660
Parent Company capital contribution            --        55,000          --                --              55,000
Dividends paid                                 --            --    (192,000)               --            (192,000)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                  3,000     1,769,440     586,837           159,349           2,518,626
                                         =========================================================================
Net income                                     --            --     289,462                --             289,462
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (2,589)             (2,589)
Unrealized loss on available-for-sale
   securities, net of taxes                    --            --          --           (80,478)            (80,478)
                                                                                                      -----------
   Comprehensive income                                                                                   206,395
Dividends paid                                               --    (211,000)               --            (211,000)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                  3,000     1,769,440     665,299            76,282           2,514,021
                                         =========================================================================
Net income                                     --            --      64,651                --              64,651
Parent company capital contribution
   for stock option expense                    --         4,107          --                --               4,107
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --            (1,099)             (1,099)
Unrealized loss on available-for-sale
   securities, net of taxes                    --            --          --           (70,503)            (70,503)
                                                                                                      -----------
   Comprehensive loss                                                                                      (2,844)
Dividends paid                                 --            --     (75,000)               --             (75,000)
                                         -------------------------------------------------------------------------
BALANCE, APRIL 2, 2006                      3,000     1,773,547     654,950             4,680           2,436,177
                                         =========================================================================
Acquisition by Lincoln National
   Corporation:
Sale of stockholder's equity               (3,000)   (1,773,547)   (654,950)           (4,680)         (2,436,177)
Lincoln National Corporation
   purchase price                           3,000     3,499,893          --                --           3,502,893
                                         -------------------------------------------------------------------------
BALANCE, APRIL 3, 2006                      3,000     3,499,893          --                --           3,502,893
                                         =========================================================================
Net income                                     --            --     220,460                --             220,460
Change in fair value of derivative
   financial instruments, net of taxes         --            --          --               356                 356
Unrealized gain on available-for-sale
   securities, net of taxes                    --            --          --            44,641              44,641
                                                                                                      -----------
   Comprehensive income                                                                                   265,457
Dividends paid                                 --            --    (216,800)               --            (216,800)
                                         -------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2006               $  3,000   $ 3,499,893   $   3,660         $  44,997         $ 3,551,550
                                         =========================================================================

See accompanying Notes to the Consolidated Financial Statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                        PERIOD FROM   PERIOD FROM
                                                          APRIL 3      JANUARY 1            YEAR ENDED
                                                          THROUGH       THROUGH            DECEMBER 31,
                                                       DECEMBER 31,     APRIL 2,    -------------------------
                                                           2006           2006          2005          2004
                                                       ------------   -----------   -----------   -----------
OPERATING ACTIVITIES
Net income                                              $ 220,460      $  64,651    $   289,462   $   240,732
Adjustments to reconcile net income to net cash
   provided by operating activities:
   Change in policy liabilities other than deposits        67,904           (349)        43,926       156,380
   Deductions from policyholder accounts, net             (50,422)       (18,641)       (62,241)      (46,100)
   Deferral of policy acquisition costs and sales
      inducements, net of amortization                    (89,340)        (6,203)       (15,205)      (28,235)
   Change in receivables and asset accruals                20,633         13,052         (4,116)       (3,407)
   Change in payables and expense accruals                 (2,503)        57,549         17,523       105,520
   Realized investment losses (gains)                        (497)         3,086          6,266        37,337
   Depreciation and amortization                           20,739          2,033          7,333         1,165
   Amortization (accretion) and additions to value
      of business acquired, net                            42,222         11,540         51,697        (2,847)
   Group coinsurance assumed                                   --             --             --       328,875
   Stock compensation                                          --          4,107             --            --
   Other                                                   (3,022)        26,858         25,157       (12,213)
                                                        ---------      ---------    -----------   -----------
Net cash provided by operating activities                 226,174        157,683        359,802       777,207
                                                        ---------      ---------    -----------   -----------
INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                  286,558         59,090        890,460       930,264
   Maturities, calls and redemptions                      599,775        163,813        722,075       825,884
   Purchases                                             (949,836)      (187,613)    (1,647,073)   (2,384,201)
Securities held-to-maturity:
   Sales                                                       --             86            536        19,397
   Maturities, calls and redemptions                           --         64,372        151,711       145,013
   Purchases                                                   --             --            (73)       (7,193)
Repayments of mortgage loans                              149,359         58,025        209,972       164,990
Mortgage loans originated                                 (40,120)        (8,262)      (306,557)     (228,043)
Decrease (increase) in policy loans, net                   (1,345)        (1,111)        10,575         1,851
Securities lending                                         83,599             --             --            --
Other investing activities, net                            (2,040)       (13,901)        (2,452)       16,891
                                                        ---------      ---------    -----------   -----------
Net cash provided by (used in) investing activities       125,950        134,499         29,174      (515,147)
                                                        ---------      ---------    -----------   -----------
FINANCING ACTIVITIES
Policyholder contract deposits                            617,891        179,689        718,947       758,817
Withdrawals of policyholder contract deposits            (798,439)      (275,838)      (920,815)     (858,674)
Net proceeds (payments) from securities sold under
   repurchase agreements                                     (103)           242            245        (4,698)
Cash dividends paid                                      (216,800)       (75,000)      (211,000)     (192,000)
Capital contribution from parent                               --             --             --        55,000
                                                        ---------      ---------    -----------   -----------
Net cash used in financing activities                    (397,451)      (170,907)      (412,623)     (241,555)
                                                        ---------      ---------    -----------   -----------
Net increase (decrease) in cash and cash equivalents      (45,327)       121,275        (23,647)       20,505
Cash and cash equivalents, beginning                      139,826         18,551         42,198        21,693
                                                        ---------      ---------    -----------   -----------
Cash and cash equivalents, ending                       $  94,499      $ 139,826    $    18,551   $    42,198
                                                        =========      =========    ===========   ===========
SUPPLEMENTAL CASH FLOW INFORMATION
Interest paid                                           $   2,868      $   1,328    $     4,427   $     2,310
                                                        =========      =========    ===========   ===========

See accompanying Notes to the Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                DECEMBER 31, 2006

1. NATURE OF OPERATIONS

Prior to April 3, 2006, Jefferson Pilot Financial Insurance Company ("JPFIC") was wholly owned by Jefferson-Pilot Corporation ("Jefferson-Pilot"). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company ("JPLA"), (collectively referred to as the "Company"), are principally engaged in the sale of individual life insurance products, annuity and investment products, and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On April 3, 2006, Lincoln National Corporation ("LNC" or the "Parent") completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard ("SFAS") No.141, "Business Combinations" ("SFAS 141") and JPFIC became wholly-owned by LNC. JPFIC is expected to merge into Lincoln National Life Company, an Indiana domiciled affiliate on July 1, 2007. This transaction is dependent on the approval by the Indiana Department of Insurance. LNL is a subsidiary of LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPFIC were "pushed down" to the Company's financial statements in accordance with push down accounting rules. The Company is in the process of finalizing its internal studies of the fair value of the net assets acquired including investments, value of business acquired (VOBA), intangible assets, and certain liabilities. As such, the preliminary fair values in the table below are subject to adjustment as additional information is obtained, which may result in adjustments to goodwill, which the Company does not expect to be material.

The fair value of JPFIC's net assets assumed in the merger was $3.5 billion. Goodwill of $1.2 billion resulted from the excess of purchase price over the fair value of JPFIC's net assets. The parent paid a premium over the fair value of JPFIC's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with the adjustments that were made to the Company's Balance Sheet to get to the fair value of net assets:

                                                             PRELIMINARY     FAIR VALUE
                                                             FAIR VALUE    ADJUSTMENTS(1)
                                                            ------------   --------------
Investments                                                 $ 11,649,995     $  101,994
Due from reinsurers                                            1,034,439             --
Deferred acquisition costs and value of business acquired      1,055,891       (166,959)
Goodwill                                                       1,236,859        966,907
Other assets                                                     398,798        (43,083)
Assets held in separate accounts                               2,073,659             --
Policy liabilities                                           (11,307,163)       234,716
Income tax liabilities                                          (279,053)       (59,635)
Accounts payable, accruals and other liabilities                (286,873)        29,098
Liabilities related to separate accounts                      (2,073,659)            --
                                                            ------------     ----------
   Total net assets acquired                                $  3,502,893     $1,063,038
                                                            ============     ==========

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                                     PRELIMINARY
                                      FAIR VALUE
                                     -----------
Individual Markets:
   Life Insurance                     $  530,421
   Annuities                             425,464
                                      ----------
      Total Individual Markets           955,885
Employer Markets: Group Protection       280,974
                                      ----------
      Total Goodwill                  $1,236,859
                                      ==========

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles ("SAP"), as adopted by the Insurance Department of the states of Nebraska (JPFIC) and New Jersey (JPLA), and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JPFIC and JPLA. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue, and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired or, in 2005, securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity.

Under certain circumstances, the Company applies professional judgment and makes adjustments based upon specific detailed information concerning the issuer.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at the unpaid balances adjusted for amortization of premiums and discounts, and are net of estimated unrecoverable amounts. An allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowance are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $1,237 and $31,590 at December 31, 2006 and 2005. Other investments, which consist primarily of affordable housing tax credit investments, are stated at equity, fair value, or the lower of cost or market as appropriate.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. SFAS No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, ("SFAS 133") requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which we classify within other investments on our consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. The effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

The Company's traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, applying the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads, but also incorporating mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0%.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of credit and non-credit related realized gains and losses, and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs are periodically reviewed to determine that the unamortized portion does not exceed expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006

DEFERRED SALES INDUCEMENTS

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of the deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the Consolidated Statements of Income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings, approximately 10 years for other property and equipment, and three to five years for computer hardware and software. Accumulated depreciation was $605 and $42,743 at December 31, 2006 and 2005. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract). by the cumulative profits recorded from purchase date for pre-merger issues and from contract inception for post merger issues through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.

If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

STOCK BASED COMPENSATION

The Company and its subsidiary are included in LNC's consolidated incentive compensation plans. The Company expenses its portion of the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to paid in capital in shareholder's equity.

INCOME TAXES

On April 3, 2006, the Company's initial parent company, Jefferson-Pilot, merged with and into a wholly owned acquisition subsidiary of LNC, a holding company with control over other insurance subsidiaries, as discussed in Note 1. As a result, LNC became the ultimate parent after completion of the merger. Prior to the merger, the Company's federal income tax return was consolidated with all companies, which were 80% or more owned by Jefferson-Pilot. Effective as of the merger date, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead the Company will file a separate federal income tax return. Deferred income taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that the Company expects, more likely than not, will be realized.

RECLASSIFICATIONS

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or shareholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS

SFAS NO, 157--FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the effects of SFAS 157 on its consolidated financial condition and results of operations.

FIN 48--ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. The cumulative effect of adjustment upon initial adoption of FIN 48 will be recorded as an adjustment to retained earnings with no impact on net income. The Company will adopt the provisions of FIN 48 on March 31, 2007, effective January 1, 2007. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

SFAS NO. 155--ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" (SFAS
155), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB issued Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" (DIG B40). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

The Company will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 is not expected to have a material impact on the Company's consolidated financial condition or results of operations.

SFAS NO. 123R--SHARE-BASED PAYMENT

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires recognition, at fair value, of all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123, under SFAS 123(R) the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, the Company adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the Company's results of operations. Prior to January 1, 2006, the Company accounted for stock incentive awards in accordance with Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and accordingly recognized no compensation expense for stock option awards to employees when the option price was not less than the market value of the stock at the date of award.

See Note 16 for more information regarding stock-based compensation plans.

The Company does not invest in significant amounts of nontraditional loan products and FSP 94-6-1 will not have an immediate impact on our disclosures.

SOP 05-1--ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position
(SOP) 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 addresses the accounting for Deferred Acquisition Costs (DAC) on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company adopted this new accounting guidance effective January 1, 2007. The adoption of this new guidance impacts the Company's assumptions for lapsation used in the amortization of DAC and Value of Business Acquired ("VOBA"). The Company's adoption resulted in a $36.9 million decrease to DAC and VOBA balances and approximately an $11 million increase to amortization in 2007.

FSP 115-1--THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 - "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments" references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. The Company's existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where the Company does not have the intent to hold the securities until either maturity or recovery. The Company adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on the Company's consolidated financial condition or results of operations.

NEW ACCOUNTING PRONOUNCEMENTS

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first re-measurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. The Company is currently evaluating the potential effects of SFAS 159 on its consolidated financial condition and results of operations.

CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on the Company's consolidated financial statements.

3.   INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities were as follows:

                                                                       DECEMBER 31, 2006
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                          COST         GAINS       LOSSES        VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. Government agencies                            $   59,365    $    413    $   (514)    $   59,264
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)        925,981       6,108      (1,596)       930,493
Obligations of states and political subdivisions           38,552         313         (30)        38,835
Corporate obligations                                   7,840,700      90,283     (15,884)     7,915,099
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)        531,914       7,515        (168)       539,261
Affiliate bonds                                           130,243          --          (4)       130,239
                                                       ----------    --------    --------     ----------
Subtotal, debt securities                               9,526,755     104,632     (18,196)     9,613,191
Equity securities                                          13,013       1,717          --         14,730
                                                       ----------    --------    --------     ----------
Securities available-for-sale                          $9,539,768    $106,349    $(18,196)    $9,627,921
                                                       ==========    ========    ========     ==========

                                                                       DECEMBER 31, 2005
                                                       -------------------------------------------------
                                                         COST OR       GROSS        GROSS
                                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR
                                                          COST         GAINS      (LOSSES)       VALUE
                                                       ----------   ----------   ----------   ----------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                            $  101,616    $  3,989    $  (1,090)   $  104,515
Federal agency issued mortgage-backed securities
   (including collateralized mortgage obligations)        561,469      15,806       (4,454)      572,821
Obligations of states and political subdivisions           20,111       1,077         (256)       20,932
Corporate obligations                                   7,225,546     262,389      (85,895)    7,402,040
Corporate private-labeled mortgage-backed securities
   (including collateralized mortgage obligations)        821,732      16,992       (9,589)      829,135
Affiliated bonds                                          108,000          --       (1,152)      106,848
Redeemable preferred stocks                                 9,153       1,839         (379)       10,613
                                                       ----------    --------    ---------    ----------
Subtotal, debt securities                               8,847,627     302,092     (102,815)    9,046,904
Equity securities                                           6,859       3,464           --        10,323
                                                       ----------    --------    ---------    ----------
Securities available-for-sale                          $8,854,486    $305,556    $(102,815)   $9,057,227
                                                       ==========    ========    =========    ==========
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions       $    3,750    $    603    $      --    $    4,353
Corporate obligations                                     661,790      39,722       (4,059)      697,453
Affiliate bonds                                            22,940         262         (638)       22,564
                                                       ----------    --------    ---------    ----------
Debt securities held-to-maturity                       $  688,480    $ 40,587    $  (4,697)   $  724,370
                                                       ==========    ========    =========    ==========

Affiliate bonds consist of securities issued by Lincoln JP Holdings L.P., Lincoln Financial Media Company and LNC. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2006, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                            AVAILABLE-FOR-SALE
                                         -----------------------
                                          AMORTIZED      FAIR
                                            COST         VALUE
                                         ----------   ----------
Due in one year or less                  $  383,281   $  383,101
Due after one year through five years     2,737,093    2,750,186
Due after five years through ten years    3,070,169    3,099,630
Due after ten years                       1,878,317    1,910,520
Amounts not due at a single maturity
   date                                   1,457,895    1,469,754
                                         ----------   ----------
                                         $9,526,755   $9,613,191
                                         ==========   ==========

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $80,121 and $83,599 at December 31, 2006, and $106,495 and $110,635 at December 31, 2005.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                   NET UNREALIZED GAINS (LOSSES)
                                                                -----------------------------------
                                                                   DEBT        EQUITY
                                                                SECURITIES   SECURITIES     TOTAL
                                                                ----------   ----------   ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2003                                            $ 152,455     $ 1,993     $ 154,448
Change during year ended December 31, 2004:
   Increase in stated amount of securities                            797         949         1,746
   Increase in value of business acquired and deferred
      policy acquisition costs                                      2,487          --         2,487
   Increase in deferred income tax liabilities                     (1,150)       (332)       (1,482)
                                                                ---------     -------     ---------
Increase in net unrealized gains included in other
   comprehensive income                                             2,134         617         2,751
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as
   of December 31, 2004                                           154,589       2,610       157,199
Change during year ended December 31, 2005:
   Decrease in stated amount of securities                       (249,997)       (554)     (250,551)
   Increase in value of business acquired and deferred
      policy acquisition costs                                    126,738          --       126,738
   Decrease in deferred income tax liabilities                     43,141         194        43,335
                                                                ---------     -------     ---------
Decrease in net unrealized gains included in other
   comprehensive income                                           (80,118)       (360)      (80,478)
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2005                                               74,471       2,250        76,721
Change during period January 1 through April 2, 2006:
   Increase (decrease) in stated amount of securities            (184,858)        150      (184,708)
   Increase in value of business acquired and deferred
      policy acquisition costs                                     76,242                    76,242
   Decrease (increase) in deferred income tax liabilities          38,015         (52)       37,963
                                                                ---------     -------     ---------
Increase (decrease) in net unrealized gains included in other
   comprehensive income                                           (70,601)         98       (70,503)
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 2, 2006                           3,870       2,348         6,218
Sale of stockholder's equity                                       (3,870)     (2,348)       (6,218)
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 3, 2006                              --          --            --
                                                                ---------     -------     ---------
Net unrealized gains on securities
   available-for-sale as of April 3, 2006                              --          --            --
Change during period April 3 through December 31, 2006:
   Increase in stated amount of securities                         86,436       1,717        88,153
   Decrease in deferred policy acquisition costs and value of
      business acquired                                           (19,557)         --       (19,557)
   Increase in deferred income tax liabilities                    (23,354)       (601)      (23,955)
                                                                ---------     -------     ---------
Increase in net unrealized gains included in other
   comprehensive income                                            43,525       1,116        44,641
                                                                ---------     -------     ---------
Net unrealized gains on securities available-for-sale as of
   December 31, 2006                                            $  43,525     $ 1,116     $  44,641
                                                                =========     =======     =========

NET INVESTMENT INCOME

The details of net investment income follow:

                                          PERIOD FROM   PERIOD FROM
                                            APRIL 3      JANUARY 1         YEAR ENDED
                                            THROUGH       THROUGH          DECEMBER 31,
                                         DECEMBER 31,     APRIL 2,    -------------------
                                             2006           2006        2005       2004
                                         ------------   -----------   --------   --------
Interest on debt securities                $429,573       $144,476    $598,307   $606,715
Investment income on equity securities          700             20         843        807
Interest on mortgage loans                   72,385         25,475     102,480    101,865
Interest on policy loans                     25,705          7,653      35,004     34,819
Other investment income                       6,661          5,744      10,778     14,675
                                           --------       --------    --------   --------
Gross investment income                     535,024        183,368     747,412    758,881
Investment expenses                         (20,768)        (5,362)    (18,925)   (16,499)
                                           --------       --------    --------   --------
Net investment income                      $514,256       $178,006    $728,487   $742,382
                                           ========       ========    ========   ========

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    ------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   -------   --------
Debt securities                                         $ 2,035       $(3,357)    $(9,903)  $(40,111)
Other                                                     1,692           198       4,989       (374)
Amortization of deferred policy acquisition costs,
   value of  business acquired and deferred sales
   inducements                                           (3,230)           73      (1,352)     3,148
                                                        -------       -------     -------   --------
Realized investment losses                              $   497       $(3,086)    $(6,266)  $(37,337)
                                                        =======       =======     =======   ========

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on debt securities, including other-than-temporary impairments, follows:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    -------------------
                                                         2006           2006        2005       2004
                                                     ------------   -----------   --------   --------
Gross realized:
   Gains                                               $11,492        $ 1,493     $ 25,332   $ 19,583
   Losses                                               (9,457)        (4,850)     (35,235)   (59,694)
                                                       -------        -------     --------   --------
Realized gains (losses) on total securities            $ 2,035        $(3,357)    $ (9,903)  $(40,111)
                                                       =======        =======     ========   ========

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                      PERIOD FROM   PERIOD FROM
                                                        APRIL 3      JANUARY 1        YEAR ENDED
                                                        THROUGH       THROUGH         DECEMBER 31,
                                                     DECEMBER 31,     APRIL 2,    -------------------
                                                         2006           2006        2005      2004
                                                     ------------   -----------   --------   --------
Gross realized:
   Gains                                               $11,492        $ 1,211     $ 23,795   $ 15,735
   Losses                                               (9,457)        (4,827)     (35,073)   (59,186)
                                                       -------        -------     --------   --------
Realized gains (losses) on available-for-sale
   securities                                          $ 2,035        $(3,616)    $(11,278)  $(43,451)
                                                       =======        =======     ========   ========

INVESTMENT CONCENTRATION RISK AND IMPAIRMENT

Investments in debt and equity securities include 1,084 issuers. Debt securities include investments in Lincoln JP Holdings L.P. of $108,000 and $106,848 as of December 31, 2006 and 2005. At December 31, 2006, no other corporate issuer represents more than 1% of investments. At December 31, 2005, Wachovia Corporation represented more than 1% of debt and equity investments with a balance of $105,753. Debt securities considered less than investment grade approximated 8% and 7% of the total debt securities portfolio as of December 31, 2006 and 2005.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2006 and 2005, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $158,392 and $158,346.

As of December 31, 2006, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by industrial (31%), retail (30%), office (25%), apartment (8%), hotel (5%), and other (1%) properties. Our mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2006 are for properties located in South Atlantic states, approximately 20% are for properties located in Pacific states, approximately 12% are for properties located in the East North Central states, approximately 11% are for properties located in the West South Central states, and approximately 11% are for properties located in the West North Central states. No other geographic region represents greater than 10% of December 31, 2006 mortgage loans.

At December 31, 2006 and 2005, the recorded investment in mortgage loans that were considered to be potentially impaired was $0 and $2,238. There were no delinquent loans outstanding as of December 31, 2006 and 2005. The related allowance for credit losses on all mortgage loans was $0 and $5,922 at December 31, 2006 and 2005. The average recorded investment in potentially impaired loans was $0 from April 3 through December 31, 2006, $2,225 from January 1 through April 2, 2006, and $3,799 and $5,225 during the years ended December 31, 2005 and 2004, on which interest income of $0 from April 3 through December 31, 2006, $14 from January 1 through April 2, 2006, and $177 and $235 during the years ended December 31, 2005 and 2004, was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $0, $536 and $11,633 for 2006, 2005 and 2004. The realized gains on the sales of these securities, some of which were previously impaired, were $0, $0 and $421.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. The table below summarizes unrealized losses on all debt securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                          DECEMBER 31, 2006
                                           ---------------------------------------------------------------------------
                                             LESS THAN 12 MONTHS       12 MONTHS OR LONGER               TOTAL
                                           -----------------------   -----------------------   -----------------------
                                                           GROSS                     GROSS                     GROSS
                                                        UNREALIZED                UNREALIZED                UNREALIZED
                                           FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. Government
   agencies                                $   24,247    $   (514)       $--          $--      $   24,247    $   (514)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                      252,625      (1,596)        --           --         252,625      (1,596)
Obligations of states and political
   subdivisions                                 6,757         (30)        --           --           6,757         (30)
Corporate obligations                       1,619,415     (15,884)        --           --       1,619,415     (15,884)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)        61,716        (168)        --           --          61,716        (168)
Affiliate bonds                                11,822          (4)        --           --          11,822          (4)
                                           ----------    --------        ---          ---      ----------    --------
Total temporarily impaired securities      $1,976,582    $(18,196)       $--          $--      $1,976,582    $(18,196)
                                           ==========    ========        ===          ===      ==========    ========

                                                                         DECEMBER 31, 2005
                                           ---------------------------------------------------------------------------
                                             LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                           -----------------------   -----------------------   -----------------------
                                                           GROSS                     GROSS                     GROSS
                                                        UNREALIZED                UNREALIZED                UNREALIZED
                                           FAIR VALUE     LOSSES     FAIR VALUE     LOSSES     FAIR VALUE     LOSSES
                                           ----------   ----------   ----------   ----------   ----------   ----------
U.S. Treasury obligations and direct
   obligations of U.S. Government
   agencies                                $   24,905    $   (521)   $   18,617    $   (569)   $   43,522   $  (1,090)
Federal agency issued mortgage-backed
   securities (including collateralized
   mortgage obligations)                       85,513      (2,599)       44,886      (1,855)      130,399      (4,454)
Obligations of states and political
   subdivisions                                 8,700        (256)           --          --         8,700        (256)
Corporate obligations                       2,386,691     (53,987)      889,742     (35,967)    3,276,433     (89,954)
Corporate private-labeled
   mortgage-backed securities (including
   collateralized mortgage obligations)       473,299      (7,111)       55,731      (2,478)      529,030      (9,589)
Redeemable preferred stock                        925        (126)        1,850        (253)        2,775        (379)
Affiliate bonds                               106,848      (1,152)       14,718        (638)      121,566      (1,790)
                                           ----------    --------    ----------    --------    ----------   ---------
Total temporarily impaired securities      $3,086,881    $(65,752)   $1,025,544    $(41,760)   $4,112,425   $(107,512)
                                           ==========    ========    ==========    ========    ==========   =========

One statistic to which the Company pays particular attention with respect to debt securities is the fair value to amortized cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2006:

                 AMORTIZED      FAIR      UNREALIZED
                   COST         VALUE       LOSSES     PERCENTAGE
                ----------   ----------   ----------   ----------
90% - 99%       $1,973,261   $1,958,011    $(15,250)       84%
80% - 89%           21,403       18,487      (2,916)       16%
Below 80%              114           84         (30)       --
                ----------   ----------    --------       ---
                $1,994,778   $1,976,582    $(18,196)      100%
                ==========   ==========    ========       ===

As of December 31, 2006, the Company held four securities that were "potentially distressed."

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $(1,297) and $(1,083) at December 31, 2006 and 2005 and are included in other investments in the consolidated balance sheets. At December 31, 2006 and 2005, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2006, 2005 and 2004, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2006 and 2005, the maximum term of interest rate swaps that hedged floating rate investments was twenty years and eight years, respectively.

The Company also uses interest rate swaps to hedge anticipated purchases of assets that support the annuity line of business. As assets are purchased, the interest rate swap is unwound resulting in a realized gain (loss) which effectively offsets the change in the cost of the assets purchased to back annuities issued. The gain (loss) is amortized into income over time, resulting in an overall yield that is consistent with the Company's pricing assumptions. The Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $356 from April 3 through December 31, 2006, $(1,099) from January 1 through April 2, 2006, and $(2,589) and $(1,823) for the years ended December 31, 2005 and 2004. During 2006, 2005 and 2004, the Company did not reclassify any gains (losses) into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. The Company's realized investment gains from these swaps were $509 from April 3 through December 31, 2006, $(307) from January 1 through April 2, 2006, and $421 and $514 for the years ended December 31, 2005 and 2004.

OTHER DERIVATIVES

The Company markets indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, the Company has the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. The Company purchases options that are highly correlated to the portfolio allocation decisions of its policyholders, such that the Company is economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that the Company calculates fair values of index options it will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options the Company will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in fair values of these liabilities are reported in interest credited. Interest credited was decreased by $137, $522 and $2,364 in 2006, 2005 and 2004 for the changes in fair value of these liabilities. The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked-to-market through realized investment gains, but were insignificant for the years ended December 31, 2006, 2005, and 2004.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward the Company's deferred policy acquisition costs asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                                  PERIOD FROM   PERIOD FROM
                                                    APRIL 3      JANUARY 1          YEAR ENDED
                                                    THROUGH       THROUGH          DECEMBER 31,
                                                 DECEMBER 31,     APRIL 2,    ---------------------
                                                     2006           2006         2005        2004
                                                 ------------   -----------   ---------   ---------
Beginning balance                                 $ 727,271       $674,858    $ 586,157   $ 564,152

Purchase accounting fair value adjustment          (727,271)            --           --          --
Cumulative effect of change in accounting
   principle                                             --             --           --      (2,504)
Group coinsurance assumed                                --             --           --      37,447
                                                  ---------       --------    ---------   ---------
                                                         --        674,858      586,157     599,095
                                                  ---------       --------    ---------   ---------
Deferrals:
   Commissions                                       38,618         16,176       59,551      62,102
   Other                                             59,513         19,589       62,449      55,979
                                                  ---------       --------    ---------   ---------
Total deferrals                                      98,131         35,765      122,000     118,081
                                                  ---------       --------    ---------   ---------
Adjustments:
   Amortization                                      (9,477)       (28,825)    (102,791)   (125,614)
   Adjustment related to realized losses
      (gains) on debt securities                        349             75         (113)        804
   Adjustment related to unrealized losses
      (gains) on securities available-for-sale         (337)        45,398       69,605      (6,209)
                                                  ---------       --------    ---------   ---------
Total adjustments                                     9,465         16,648      (33,299)   (131,019)
                                                  ---------       --------    ---------   ---------
Ending balance                                    $  88,666       $727,271    $ 674,858   $ 586,157
                                                  =========       ========    =========   =========

See Note 10 for discussion of group coinsurance transaction.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET--CONTINUED

VALUE OF BUSINESS ACQUIRED

The following table rolls forward the Company's value of business acquired asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006, and the years ended December 31, 2005 and 2004:

                                               PERIOD FROM   PERIOD FROM
                                                 APRIL 3      JANUARY 1          YEAR ENDED
                                                 THROUGH        THROUGH         DECEMBER 31,
                                              DECEMBER 31,     APRIL 2,    ---------------------
                                                  2006           2006         2005        2004
                                              ------------   -----------   ---------   ---------
Beginning balance                              $  495,579      $476,277     $472,076    $458,189
Purchase accounting fair value adjustment         560,312            --           --          --
Cumulative effect of change in accounting
   principle                                           --            --           --      30,223
                                               ----------      --------     --------    --------
                                                1,055,891       476,277      472,076     488,412
                                               ----------      --------     --------    --------
Deferral of commissions and accretion of
   interest                                        17,660           209        1,144       4,416
                                               ----------      --------     --------    --------
Adjustments:
   Amortization                                   (59,882)      (11,749)     (52,841)    (31,792)
   Adjustment related to realized losses
      (gains) on debt securities                   (3,579)           (2)      (1,235)      2,344
   Adjustment related to unrealized losses
      on debt securities available-for-sale       (19,220)       30,844       57,133       8,696
                                               ----------      --------     --------    --------
Total adjustments                                 (82,681)       19,093        3,057     (20,752)
                                               ----------      --------     --------    --------
Ending balance                                 $  990,870      $495,579     $476,277    $472,076
                                               ==========      ========     ========    ========

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

       AMORTIZATION
YEAR    PERCENTAGE
----   ------------
2007       6.3%
2008       7.7%
2009       6.6%
2010       6.3%
2011       5.7%

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. The following table rolls forward the Company's deferred sales inducement asset for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and the years ended December 31, 2005 and 2004:

                                                       PERIOD FROM   PERIOD FROM
                                                         APRIL 3      JANUARY 1        YEAR ENDED
                                                         THROUGH       THROUGH        DECEMBER 31,
                                                      DECEMBER 31,     APRIL 2,    -----------------
                                                          2006           2006        2005      2004
                                                      ------------   -----------   -------   -------
Beginning balance                                       $ 33,527       $34,264     $38,272   $    --
Purchase accounting fair value adjustment                (33,527)           --          --        --
Cumulative effect of change in accounting principle           --            --          --    41,223
Deferral of bonus interest                                   693           120         912       468
Adjustments:
   Amortization                                               (7)         (857)     (4,916)   (3,419)
   Adjustment related to realized (gains) on debt
      securities available-for-sale                           --            --          (4)       --
                                                        --------       -------     -------   -------
Total adjustments                                             (7)         (857)     (4,920)   (3,419)
                                                        --------       -------     -------   -------
Ending balance                                          $    686       $33,527     $34,264   $38,272
                                                        ========       =======     =======   =======

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 5.5% to 7.8% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.5%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 9.0% in 2006 and 2005. The average credited interest rates for universal life-type products were 4.7% in 2006, 2005, and 2004. For annuity products, credited interest rates generally ranged from 3.0% to 7.4% in 2006, 3.0% to 6.4% in 2005, and 3.0% to 7.4% in 2004. The average credited interest rates for annuity products were 4.1% for 2006, 4.0% for 2005, and 4.3% for 2004.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                             PERIOD FROM   PERIOD FROM
                                               APRIL 3      JANUARY 1           YEAR ENDED
                                               THROUGH       THROUGH           DECEMBER 31,
                                            DECEMBER 31,    APRIL 2,     -----------------------
                                                2006          2006          2005         2004
                                            ------------   -----------   ----------   ----------
Balance at beginning of period               $  939,745     $  929,307   $  846,643   $  507,238
Less reinsurance recoverables                   103,930         96,958       84,346       94,381
                                             ----------     ----------   ----------   ----------
Net balance at beginning of period              835,815        832,349      762,297      412,857
                                             ----------     ----------   ----------   ----------
Reinsurance transaction (See Note 9)                 --             --           --      253,348
Amount incurred:
   Current year                                 450,629        131,612      580,771      582,066
   Prior year                                     3,037          5,157       10,072      (22,452)
                                             ----------     ----------   ----------   ----------
                                                453,666        136,769      590,843      559,614
                                             ----------     ----------   ----------   ----------
Less amount paid:
   Current year                                 250,523         50,600      295,157      292,495
   Prior year                                   164,767         82,703      225,634      171,027
                                             ----------     ----------   ----------   ----------
                                                415,290        133,303      520,791      463,522
                                             ----------     ----------   ----------   ----------
Net balance at end of period                    874,191        835,815      832,349      762,297
Plus reinsurance recoverables                   101,912        103,930       96,958       84,346
                                             ----------     ----------   ----------   ----------
Balance at end of period                     $  976,103     $  939,745   $  929,307   $  846,643
                                             ==========     ==========   ==========   ==========
Balance at end of period included with:
   Total future policy benefits              $1,860,471     $1,850,780   $1,909,441   $1,822,837
   Less: Other future policy benefits           926,302        956,539    1,024,166    1,030,211
                                             ----------     ----------   ----------   ----------
      A&H future benefits                       934,169        894,241      885,275      792,626
                                             ----------     ----------   ----------   ----------
   Total policy and contract claims             166,288        167,573      176,282      194,330
   Less: Other policy and contract claims       124,354        122,069      132,250      140,313
                                             ----------     ----------   ----------   ----------
      A&H policy and contract claims             41,934         45,504       44,032       54,017
                                             ----------     ----------   ----------   ----------
      Total A&H reserves                     $  976,103     $  939,745   $  929,307   $  846,643
                                             ==========     ==========   ==========   ==========

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. In 2006 and 2005, the amount incurred for accident and health and disability benefits related to prior years was negatively impacted by claims termination experience in the Company's long-term disability business.

SOP 03-1 POLICY LIABILITIES

At December 31, 2006 and 2005, the amount of SOP 03-1 policy liabilities included in other policy liabilities on the consolidated balance sheets were $2,894 and $1,397, respectively.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance for JPFIC, and the New Jersey Department of Banking and Insurance for JPLA. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2006 and 2005 was $1,140,379 and $1,220,460. Reported statutory net income for the years ended December 31, 2006, 2005 and 2004 was $262,015, $290,812 and $200,856.

Prior to its acquisition, Guarantee Life Insurance Company ("GLIC", which was subsequently merged into JPFIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets allocated to the participating policies, including revenue there from, will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $320,223 and $327,382 at December 31, 2006 and $321,193 and $332,819 at December 31, 2005. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. The NAIC and the Life and Health Actuarial Task Force recently approved statutory reserving practices under Actuarial Guideline 38 (referred to as AXXX or the Guideline) that will require the Company, and other companies, to record higher AXXX reserves on new sales during a 21-month period beginning July 1, 2005, followed by a long-term change to reserving methods for these products. As of December 31, 2006, the Company and its subsidiary's adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $17,290 and $17,960 on deposit with various states in 2006 and 2005, which are reported in debt securities within the Company's consolidated balance sheets.

The General Statutes of Nebraska require JPFIC to maintain minimum capital of $1,000 and minimum surplus of $1,500 over and above capital. Additionally, the General Statutes of Nebraska limit the amount of dividends that JPFIC may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, JPFIC could pay $288,378 in dividends in 2007 without prior approval of the Nebraska Commissioner of Insurance.

The New Jersey Statutes require JPLA to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey Statutes limit the amount of dividends that JPLA may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $6,619 in dividends can be paid by JPLA in 2007 without prior approval of the New Jersey Commissioner of Banking and Insurance.

8. FEDERAL INCOME TAXES

The Federal income tax expense (benefit) is as follows:

                      PERIOD FROM        PERIOD FROM
                    APRIL 3 THROUGH       JANUARY 1      YEAR ENDED DECEMBER 31,
                     DECEMBER 31,     THROUGH APRIL 2,   -----------------------
                         2006               2006            2005         2004
                    ---------------   ----------------   ----------   ----------
Current                 $ 87,787           $44,558        $113,282     $ 27,701
Deferred                  31,121            (2,531)         38,590       96,059
                        --------           -------        --------     --------
Total tax expense       $118,908           $42,027        $151,872     $123,760
                        ========           =======        ========     ========

The effective tax rate on pre-tax income from continuing operations differs from the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                         PERIOD FROM        PERIOD FROM
                                       APRIL 3 THROUGH       JANUARY 1            DECEMBER 31,
                                        DECEMBER 31,     THROUGH APRIL 2,   -----------------------
                                            2006               2006            2005         2004
                                       ---------------   ----------------   ----------   ----------
Tax rate of 35% times pre-tax income      $118,779            $37,337        $154,467     $130,104
Effect of:
   Tax-preferred investment income            (761)              (642)         (2,570)      (1,855)
   Tax credits                                 (80)                --            (323)        (452)
   Release of prior year overaccrual            --                 --              --       (4,235)
   IRS audit adjustments                       767              5,326             126           --
   Other items                                 203                  6             172          198
                                          --------            -------        --------     --------
      Provision for income taxes          $118,908            $42,027        $151,872     $123,760
                                          ========            =======        ========     ========
      Effective tax rate                      35.0%              39.4%           34.4%        33.3%
                                          ========            =======        ========     ========

The Federal income tax asset (liability) is as follows:

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                         ---------------------
                                                            2006       2005
                                                         ---------   ---------
Current                                                  $   7,906   $   7,874
Deferred                                                  (284,226)   (213,007)
                                                         ---------   ---------
Total federal income tax liability                       $(276,320)  $(205,133)
                                                         =========   =========

Significant components of JPFIC's deferred tax assets and liabilities are as follows:

                                                            DECEMBER 31,
                                                       ---------------------
                                                          2006        2005
                                                       ---------   ---------
Deferred income tax assets:
   Insurance and investment contract liabilities       $  23,759   $ 130,860
   Deferral of policy acquisition costs                   85,109          --
   Investments                                                --       6,071
   Deferred compensation                                  21,862      21,862
   Capital loss carryforward                               1,611       1,393
   Deferred gain recognition for income tax purposes         399         189
   Unearned investment revenue                             2,381       2,457
   Other deferred tax assets                               6,688       6,943
                                                       ---------   ---------
Total deferred tax assets                                141,809     169,775
Deferred income tax liabilities:
   Deferral of policy acquisition costs                       --    (150,134)
   Present value in force                               (343,411)   (176,878)
   Net unrealized gains on securities                    (31,047)    (41,075)
   Investments                                           (17,463)         --
   Property, plant, and equipment                        (28,597)    (10,971)
   Obligation for postretirement benefits                 (4,065)     (3,659)
   Other deferred tax liabilities                         (1,452)        (65)
                                                       ---------   ---------
Total deferred tax liabilities                          (426,035)   (382,782)
                                                       ---------   ---------
Net deferred income tax liabilities                    $(284,226)  $(213,007)
                                                       =========   =========

Prior to April 3, 2006, the Company and its affiliates were part of a consolidated Federal income tax filing with Jefferson-Pilot. Effective April 3, 2006, as a result of the merger with LNC, the Company's federal income tax return is no longer consolidated with the other members of the holding company group. Instead, the Company will file a separate federal income tax return with its wholly-owned subsidiary, JPLA. Cash paid for income taxes in 2006, 2005, and 2004 was $116.3 million, $136.2 million, and $24.9 million, respectively.

JPFIC is required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, JPFIC concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 or 2005.

The JPFIC consolidated return group is subject to annual examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 2000-2003, with assessments resulting in a payment that was not material to the consolidated results of operations. Jefferson-Pilot and its affiliates are currently under examination by the IRS for years 2004 and 2005. JPFIC does not anticipate that any adjustments, which might result from such audits, would be material to JPFIC's consolidated results of operations or financial condition.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in the Parent's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The tax-qualified plan is funded through group annuity contracts issued by the Company. The assets of the tax-qualified plan are those of the related contracts, and are primarily held in the separate accounts of the Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by the Parent. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Parent sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In accordance with FSP 106-2 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003," the Company re-measured its plan assets and Accumulated Postretirement Benefit Obligation (APBO) as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the Parent's defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of the Parent's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. (Household) on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $647,783 and $783,708 due from the Household affiliates at December 31, 2006 and 2005.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2006 and 2005, the Company also had a reinsurance recoverable of $65,125 and $70,377 from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $159,226 and $193,047 of securities and short-term investments as of December 31, 2006 and 2005, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities for the periods April 3 through December 31, 2006, January 1 through April 2, 2006 and for the years ended December 31, 2005 and 2004.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Company acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $400 million of policy liabilities. The Company also received assets, primarily comprised of cash, in support of those liabilities. The deferred policy acquisition costs recorded in the transaction are being amortized over 15 years, representing the expected premium-paying period of the blocks of policies acquired. An intangible asset of $25 million, attributable to the value of the distribution system acquired in the transaction, was recorded in other assets within the consolidated balance sheets and is being amortized over 30 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity. The revenues and benefits and expenses associated with these blocks are presented in the Company's consolidated statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to the Company's own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                                            PERIOD FROM   PERIOD FROM
                                                              APRIL 3      JANUARY 1           YEAR ENDED
                                                              THROUGH       THROUGH           DECEMBER 31,
                                                           DECEMBER 31,     APRIL 2,    -----------------------
                                                               2006           2006         2005          2004
                                                           ------------   -----------   ----------   ----------
Premiums and other considerations direct                    $1,048,733      $349,123    $1,303,612   $1,089,822
Premiums and other considerations assumed                        7,640         3,601        13,231      163,538
Less premiums and other considerations ceded                    40,414        11,954        56,584       55,274
                                                            ----------      --------    ----------   ----------
Net premiums and other considerations                       $1,015,959      $340,770    $1,260,259   $1,198,086
                                                            ==========      ========    ==========   ==========
Universal life and investment product charges, direct       $  345,993      $115,678    $  483,710   $  474,563
Universal life and investment product charges assumed              115            13           259          209
Less universal life and investment product charges ceded        46,544        12,842        55,552       52,751
                                                            ----------      --------    ----------   ----------
Net universal life and investment product charges           $  299,564      $102,849    $  428,417   $  422,021
                                                            ==========      ========    ==========   ==========
Benefits direct                                             $1,179,064      $410,974    $1,875,527   $1,506,077
Benefits assumed                                               (20,759)       (2,145)     (224,520)     148,644
Less reinsurance recoveries                                     11,397        22,462       144,589      148,622
                                                            ----------      --------    ----------   ----------
Net benefits                                                $1,146,908      $386,367    $1,506,418   $1,506,099
                                                            ==========      ========    ==========   ==========

The negative benefits assumed amount in 2006 and 2005 is a result of lapses within the Canada Life block.

11. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects, are as follows:

                                                                   UNREALIZED
                                                                 GAINS (LOSSES)     DERIVATIVE
                                                                 ON AVAILABLE-      FINANCIAL
                                                                    FOR-SALE       INSTRUMENTS
                                                                   SECURITIES     GAINS/(LOSSES)     TOTAL
                                                                 --------------   --------------   --------
BALANCE AT DECEMBER 31, 2003                                         $154,448         $  3,973     $158,421
Unrealized holding losses arising during period,
   net of $13,726 tax benefit                                         (25,493)              --      (25,493)
Change in fair value of derivatives, net of $982 tax benefit               --           (1,823)      (1,823)
Less: reclassification adjustment
   Losses realized in net income, net of $15,207 tax benefit          (28,244)              --      (28,244)
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2004                                          157,199            2,150      159,349
Unrealized holding losses arising during period,
   net of $47,282 tax benefit                                         (87,809)              --      (87,809)
Change in fair value of derivatives, net of $1,393 tax benefit             --           (2,589)      (2,589)
Less: reclassification adjustment
   Losses realized in net income, net of $3,947 tax benefit            (7,331)              --       (7,331)
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2005                                           76,721             (439)      76,282
Unrealized holding losses arising during period,
   net of $39,229 tax benefit                                         (72,854)         (72,854)
Change in fair value of derivatives, net of $592 tax benefit                            (1,099)      (1,099)
Less: reclassification adjustment
   Losses realized in net income, net of $1,265 tax benefit            (2,351)              --       (2,351)
                                                                     --------         --------     --------
BALANCE AT APRIL 2, 2006                                                6,218           (1,538)       4,680
Acquisition by Lincoln National Corporation:
   Purchase accounting elimination of AOCI                             (6,218)           1,538       (4,680)
                                                                     --------         --------     --------
BALANCE AT APRIL 3, 2006                                                   --               --           --
Unrealized holding losses arising during period,
   net of $23,325 taxes                                                43,318               --       43,318
Change in fair value of derivatives, net of $197 taxes                    356              356
Less: reclassification adjustment
   Gains realized in net income, net of $712 taxes                      1,323               --        1,323
                                                                     --------         --------     --------
BALANCE AT DECEMBER 31, 2006                                         $ 44,641         $    356     $ 44,997
                                                                     ========         ========     ========

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $195,318 from April 3 through December 31, 2006, $49,747 from January 1 through April 2, 2006, and $191,370 and $182,425 for the years ended December 31, 2005 and 2004, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $20,541 and $21,015 remained payable as of December 31, 2006 and 2005. The remainder of the payable to affiliates at year-end was due to other affiliates.

Included in the payable to affiliates is a $50,000 surplus note issued by the Company on September 24, 1994 that is held by HARCO Capital Corporation, an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $3,660 from April 3 through December 31, 2006, $1,220 from January 1 through April 2, 2006, and $4,880 in 2005 and
2004. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2005. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid only if the Company has obtained the prior written approval of the Nebraska Department of

Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the General Statutes of Nebraska.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                   2006       2005
                                                 --------   --------
Lincoln JP Holdings L.P. Senior Promissory
   Notes due 2008, interest rate  of 4.6%        $107,507   $106,848
Lincoln Financial Media Senior Promissory
   Notes due 2006 through 2013,  interest
   rates ranging from 4.2% to 7.7%               $ 16,743   $ 22,940
Lincoln National Corporation Senior Promissory
   Notes due 2007, interest rate  of 5.25%       $  5,989   $     --

The Company recognized interest income totaling $4,806 from April 3 through December 31, 2006, $1,551 from January 1 through April 2, 2006, and $6,347 and $6,931 for the years ended December 31, 2005 and 2004, related to the preceding assets.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expense of $21,425 from April 3 through December 31, 2006, $9,426 from January 1 through December 31, 2006, and $31,151 and $36,680 for the years ended December 31, 2005 and 2004, related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 are summarized as follows:

                                                          2006                     2005
                                               ------------------------   -----------------------
                                                 CARRYING       FAIR       CARRYING       FAIR
                                                   VALUE        VALUE        VALUE        VALUE
                                               -----------   ----------   ----------   ----------
FINANCIAL ASSETS
Debt securities available-for-sale             $9,613,191    $9,613,191   $9,046,904   $9,046,904
Debt securities held-to-maturity                       --            --      688,480      724,370
Equity securities available-for-sale               14,730        14,730       10,323       10,323
Mortgage loans on real estate                   1,397,198     1,421,562    1,526,925    1,599,264
Policy loans                                      577,264       629,109      574,808      624,895
Derivative financial instruments                   (1,297)       (1,297)      (1,083)      (1,083)

FINANCIAL LIABILITIES
Annuity contract liabilities in accumulation
   phase                                        1,850,915     1,826,295    2,037,294    2,010,853
Securities sold under repurchase agreements            --            --      150,792      150,792

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $32,659 and $13,050 as of December 31, 2006 and 2005, respectively.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material effect on the Company's financial position, liquidity, or results of operations.

15. SEGMENT INFORMATION

The Company's reporting segments reflect the current manner by which our chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. The Company provides its products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets and report results through four business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection, formerly referred to as Benefit Partners. Through its Retirement Products segment, Employer Markets provides employer-sponsored variable and fixed annuities, mutual fund based programs in the 401 (k), 403 (b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans. Most of the Company's contracts are sold to employers with fewer than 500 employees.

The Company also has "Other Operations", which includes the financial data for operations that are not directly related to the business segments and unallocated items (such as corporate investment income on assets not allocated to its business units, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses).

Segment operating revenue and income (loss) from operations are internal measures used by the Company's management and Board of Directors to evaluate and assess the results of its segments. Operating revenue is GAAP revenue excluding realized gains and losses on investments. Income (loss) from operations is GAAP net income excluding net realized investment gains and losses. The Company's management and Board of Directors believe that operating revenue and income
(loss) from operations explain the results of its ongoing businesses in a manner that allows for a better understanding of the underlying trends in the Company's current businesses because net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. Operating revenue and income (loss) from operations do not replace revenues and net income as the GAAP measure of the Company's consolidated results of operations.

The following tables show financial data by segment:

                                           PERIOD FROM   PERIOD FROM
                                             APRIL 3      JANUARY 1           YEAR ENDED
                                             THROUGH       THROUGH           DECEMBER 31,
                                          DECEMBER 31,     APRIL 2,    -----------------------
                                              2006           2006         2005         2004
                                          ------------   -----------   ----------   ----------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities                 $  102,085      $ 34,975    $  152,604   $  163,996
      Life Insurance                          607,760       211,437       854,907      873,203
                                           ----------      --------    ----------   ----------
         Individual Markets Total             709,845       246,412     1,007,511    1,037,199
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement & Other                       65,873        23,374        93,117       93,932
      Group Protection                      1,023,726       342,086     1,268,892    1,190,342
                                           ----------      --------    ----------   ----------
         Employer Markets Total             1,089,599       365,460     1,362,009    1,284,274
                                           ----------      --------    ----------   ----------
Other Operations                               30,335         9,753        47,643       41,016
Net realized gain (loss) on investments           497        (3,086)       (6,266)     (37,337)
                                           ----------      --------    ----------   ----------
   Total                                   $1,830,276      $618,539    $2,410,897   $2,325,152
                                           ==========      ========    ==========   ==========
NET INCOME:
Segment Operating Income:
   Individual Markets:
      Individual Annuities                 $   12,388      $  4,673    $   21,508   $   18,806
      Life Insurance                           91,141        32,670       151,225      149,675
                                           ----------      --------    ----------   ----------
         Individual Markets Total             103,529        37,343       172,733      168,481
                                           ----------      --------    ----------   ----------
   Employer Markets:
      Retirement & Other                       10,945         3,741        15,400       14,541
      Group Protection                         95,787        23,912        83,727       65,593
                                           ----------      --------    ----------   ----------
         Employer Markets Total               106,732        27,653        99,127       80,134
                                           ----------      --------    ----------   ----------
Other Operations                                9,876         1,660        21,674       23,619
Cumulative Change                                  --                          --       (7,233)
Net realized gain (loss) on investments           323        (2,005)       (4,072)     (24,269)
                                           ----------      --------    ----------   ----------
NET INCOME                                 $  220,460      $ 64,651    $  289,462   $  240,732
                                           ==========      ========    ==========   ==========

                                                           DECEMBER 31
                                                   -------------------------
                                                       2006          2005
                                                   -----------   -----------
ASSETS:
   Individual Markets:
      Individual Life Insurance                    $ 9,305,892   $10,425,115
      Individual Annuities                           2,911,465     2,684,610
   Employer Markets:
      Retirement Products                            1,372,364     1,397,437
      Group Protection                               2,207,218     1,786,677
   Other Operations                                  1,708,782       495,473
                                                   -----------   -----------
      Total                                        $17,505,721   $16,789,312
                                                   ===========   ===========

16. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement. Total stock-based compensation expense allocated to the Company for the periods April 3 through December 31, 2006 and January 1 through April 2, 2006 were $0 and $4,107 related to the various LNC stock incentive plans. The compensation cost is included in the general and administrative expenses, net of deferrals, line item on the Company's consolidated statements of income.

Outstanding options to acquire Jefferson-Pilot common stock that existed immediately prior to the date of the merger remain subject to the same terms and conditions that existed, except that each of these stock options is now exercisable for LNC common stock. Grants of Jefferson-Pilot stock options in February 2006 will generally continue to vest in one-third annual increments. All employee and director stock options outstanding as of December 31, 2005 vested and became exercisable upon closing the merger resulting in an expense of $2,379 on April 2, 2006.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                 SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2006 AND 2005

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

SUPPLEMENTAL CONSOLIDATED BALANCE SHEETS

                                                                DECEMBER 31, 2006   DECEMBER 31, 2005
                                                                -----------------   -----------------
                                                                            (IN MILLIONS)
                                                                -------------------------------------
ASSETS
Investments:
   Securities available-for sale, at fair value:
      Fixed maturity (cost: 2006 -- $53,846, 2005 -- $31,267)        $ 54,697            $ 32,245
      Equity (cost: 2006 -- $205, 2005 -- $95)                            218                 101
   Trading securities                                                   2,820               2,985
   Mortgage loans on real estate                                        7,344               3,662
   Real estate                                                            409                 182
   Policy loans                                                         2,755               1,858
   Derivative investments                                                 245                  41
   Other investments                                                      819                 423
                                                                     --------            --------
         Total Investments                                             69,307              41,497
Cash and invested cash                                                  1,762               1,962
Deferred acquisition costs and value of business acquired               7,609               4,418
Premiums and fees receivable                                              331                 285
Accrued investment income                                                 838                 500
Amounts recoverable from reinsurers                                     7,949               6,955
Goodwill                                                                3,514                 919
Other assets                                                            1,729               1,091
Assets held in separate accounts                                       71,777              56,427
                                                                     --------            --------
         Total Assets                                                $164,816            $114,054
                                                                     ========            ========
LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
   Insurance policy and claim reserves                               $ 13,650            $ 10,384
   Investment contractholder and policyholder funds                    58,385              35,273
                                                                     --------            --------
         Total Insurance and Investment Contract Liabilities           72,035              45,657
Short-term debt                                                            21                  34
Long-term debt and senior notes                                         1,440               1,250
Reinsurance related derivative liability                                  218                 278
Funds withheld reinsurance liabilities                                  1,816               1,711
Deferred gain on indemnity reinsurance                                    759                 835
Other liabilities                                                       3,905               2,536
Liabilities related to separate accounts                               71,777              56,427
                                                                     --------            --------
         Total Liabilities                                            151,971             108,728
                                                                     --------            --------
Commitments and Contingencies (See Note 9)
SHAREHOLDER'S EQUITY
Common stock                                                            6,961                  25
Retained earnings                                                       5,468               4,848
Accumulated other comprehensive income:
   Net unrealized gain on securities available-for-sale                   421                 452
   Net unrealized (loss)gain on derivative instruments                     (9)                  7
   Minimum pension liability adjustment                                    --                  (6)
                                                                     --------            --------
      Net other comprehensive income adjustments, net of tax              412                 453
      Adjustment to initially apply SFAS 158                                4                  --
                                                                     --------            --------
         Total accumulated other comprehensive income                     416                 453
                                                                     --------            --------
         Total Shareholder's Equity                                    12,845               5,326
                                                                     --------            --------
         Total Liabilities and Shareholder's Equity                  $164,816            $114,054
                                                                     ========            ========

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF INCOME

                                                                                   2006     2005     2004
                                                                                  ------   ------   ------
                                                                                        (IN MILLIONS)
                                                                                  ------------------------
REVENUE:
Insurance premiums                                                                $1,149   $   67   $  158
Insurance fees                                                                     2,439    1,575    1,405
Net investment income                                                              3,869    2,592    2,593
Realized (loss) on investments                                                        (2)     (16)     (45)
Amortization of deferred gain on indemnity insurance                                  76       77       87
Other revenue and fees                                                               258      316      275
                                                                                  ------   ------   ------
   Total Revenue                                                                   7,789    4,611    4,473
                                                                                  ------   ------   ------
BENEFITS AND EXPENSES:
Benefits                                                                           3,998    2,122    2,143
Underwriting, acquisition, insurance and other expenses                            2,086    1,544    1,475
Interest and debt expense                                                             84       78       79
                                                                                  ------   ------   ------
   Total Benefits and Expenses                                                     6,168    3,744    3,697
                                                                                  ------   ------   ------
Income before Federal income taxes and cumulative effect of accounting changes     1,621      867      776
Federal income taxes                                                                 460      223      193
                                                                                  ------   ------   ------
Income before cumulative effect of accounting changes                              1,161      644      583
Cumulative effect of accounting changes (net of Federal income taxes)                 --       --      (26)
                                                                                  ------   ------   ------
   Net Income                                                                     $1,161   $  644   $  557
                                                                                  ======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

SUPPLEMENTAL CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                    2006     2005     2004
                                                                                  -------   ------   ------
                                                                                        (IN MILLIONS)
                                                                                  -------------------------
COMMON STOCK:
Balance at beginning of year                                                      $    25   $   25   $   25
Merger: Jefferson-Pilot Life, Jefferson-Pilot LifeAmerica and Jefferson-Pilot
   Financial Insurance Company                                                      6,936       --       --
                                                                                  -------   ------   ------
      Balance at the end of year                                                    6,961       25       25
                                                                                  -------   ------   ------
RETAINED EARNINGS:
Balance at the beginning of the year                                                4,848    4,385    3,856
Comprehensive income                                                                1,120      315      566
Less other comprehensive income (loss) (net of federal income tax):
   Net unrealized gain (loss) on securities available-for-sale, net of
      reclassification adjustment                                                     (31)    (329)      23
   Net unrealized loss on derivative instruments                                      (16)      (7)     (10)
   Minimum pension liability adjustment                                                 6        7       (4)
                                                                                  -------   ------   ------
Net income                                                                          1,161      644      557
Additional investment by Lincoln National Corporation/Stock Compensation               27       19      122
Dividends declared                                                                   (568)    (200)    (150)
                                                                                  -------   ------   ------
      Balance at the end of year                                                    5,468    4,848    4,385
                                                                                  -------   ------   ------
NET UNREALIZED GAIN ON SECURITIES AVAILABLE-FOR-SALE:
Balance at the beginning of the year                                                  452      781      758
Change during the year                                                                (31)    (329)      23
                                                                                  -------   ------   ------
      Balance at the end of year                                                      421      452      781
                                                                                  -------   ------   ------
NET UNREALIZED (LOSS) GAIN ON DERIVATIVE INSTRUMENTS:
Balance at the beginning of the year                                                    7       14       24
Change during the year                                                                (16)      (7)     (10)
                                                                                  -------   ------   ------
      Balance at the end of year                                                       (9)       7       14
                                                                                  -------   ------   ------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at the beginning of the year                                                   (6)     (13)      (9)
Change during the year                                                                  6        7       (4)
                                                                                  -------   ------   ------
      Balance at the end of year                                                       --       (6)     (13)
                                                                                  -------   ------   ------
ADJUSTMENT FOR ADOPTION OF SFAS 158                                                     4       --       --
                                                                                  -------   ------   ------
Total Shareholder's Equity                                                        $12,845   $5,326   $5,192
                                                                                  =======   ======   ======

See accompanying notes to the Supplemental Consolidated Financial Statements.

STATEMENTS OF CASH FLOW

                                                                                       2006      2005      2004
                                                                                     -------   -------   -------
                                                                                            (IN MILLIONS)
                                                                                     ---------------------------
OPERATING ACTIVITIES
Net income                                                                           $ 1,161   $   644   $   557
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs and value of business acquired                            (722)     (430)     (350)
   Premiums and fees receivable                                                           16        54       112
   Accrued investment income                                                              21        (4)       (5)
   Policy liabilities and accruals                                                       170    (1,082)   (1,347)
   Net trading securities, purchases, sales and maturities                               165       (72)      (99)
   Cumulative effect of accounting change                                                 --        --        39
   Contractholder funds                                                                  741     1,893     1,536
   Amounts recoverable from reinsurers                                                   199       101       375
   Federal income taxes                                                                  121       144       121
   Stock-based compensation expense                                                        4        18        19
   Depreciation                                                                           54        64        48
   Realized loss on investments and derivative instruments                                 2        16        59
   Gain on sale of subsidiaries/business                                                  --        --       (14)
   Amortization of deferred gain                                                         (76)      (76)      (87)
   Other                                                                                (164)     (608)     (275)
                                                                                     -------   -------   -------
      Net adjustments                                                                    531        18       132
                                                                                     -------   -------   -------
      Net cash provided by operating activities                                        1,692       662       689
                                                                                     -------   -------   -------
INVESTING ACTIVITIES
Securities available-for-sale:
   Purchases                                                                          (9,323)   (5,725)   (9,001)
   Sales                                                                               5,328     3,767     4,740
   Maturities                                                                          3,326     2,392     2,468
Purchase of other investments                                                           (696)   (1,008)   (1,938)
Sale or maturity of other investments                                                    585     1,151     2,187
Proceeds from disposition of business                                                     --        --        10
Cash acquired from merger of Jefferson-Pilot Life Insurance Company and
   Jefferson-Pilot LifeAmerica Insurance Company                                         154        --        --
Other                                                                                     58         9       146
                                                                                     -------   -------   -------
      Net cash provided by (used in) investing activities                               (568)      586    (1,388)
                                                                                     -------   -------   -------
FINANCING ACTIVITIES
Issuance of long-term debt                                                               140        --        47
Payment of long-term debt                                                                 --       (47)       --
Net decrease in short-term debt                                                          (13)        2       (10)
Univeral life and investment contract deposits                                         7,444     4,783     4,928
Univeral life and investment contract withdrawals                                     (6,660)   (3,755)   (3,353)
Investment contract transfers                                                         (1,821)   (1,483)   (1,336)
Increase in collateral on loaned securities                                               --        45       181
Increase in funds withheld liability                                                     105       131        87
Net proceeds from securities sold under repurchase agreements                             49        --        --
Capital contribution from shareholder                                                     --        --       100
Dividends paid to shareholders                                                          (568)     (200)     (150)
                                                                                     -------   -------   -------
      Net cash provided by (used in) financing activities                             (1,324)     (524)      494
                                                                                     -------   -------   -------
      Net increase (decrease) in cash and invested cash                                 (200)      724      (205)
                                                                                     -------   -------   -------
Cash and invested cash at beginning of year                                            1,962     1,238     1,443
                                                                                     -------   -------   -------
      Cash and invested cash at end of year                                          $ 1,762   $ 1,962   $ 1,238
                                                                                     =======   =======   =======

See accompanying notes to the Supplemental Consolidated Financial Statements.

NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying Supplemental Consolidated Financial Statements include The Lincoln National Life Insurance Company and its majority-owned subsidiaries ("LNL" or the "Company", which may also be referred to in these Notes as "we" or "us"). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively throughout business segments. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories (see Note 11). These Supplemental Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP").

On April 3, 2006, LNC completed its merger with Jefferson-Pilot ("JP") by acquiring 100% of the outstanding shares of Jefferson-Pilot. On February 15, 2007, the North Carolina Department of Insurance approved the merger of the Jefferson Pilot Life Insurance Company ("JPL") and Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), both affiliates, into the Company with the Company being the survivor and the Parent Company, respectively. The effective date of these transactions was April 2, 2007. Jefferson Pilot Financial Insurance Company ("JPFIC") was wholly owned by JP. JPFIC is expected to merge into LNL on July 2, 2007. This transaction is dependent on the approval by the Nebraska Insurance Department. These financial statements are prepared as if on April 3, 2006, the Company completed the merger with Jefferson-Pilot Life Insurance Company, Jefferson-Pilot Financial Insurance Company and Jefferson-Pilot LifeAmerica Insurance Company, and has included the results of operations and financial condition of JPL, JPFIC and JPLA in our Supplemental Consolidated Financial Statements beginning on April 3, 2006. The Supplemental Consolidated Financial Statements for the years ended December 31, 2005 and 2004 exclude the results of operations and financial condition of JPL, JPFIC and JPLA. The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 9. Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

BUSINESS COMBINATIONS

On April 3, 2006, LNC completed its merger with JP by acquiring 100% of the outstanding shares of JP in a transaction accounted for under the purchase method of accounting prescribed by Statement of Financial Accounting Standard
(SFAS) No. 141, "Business Combinations" ("SFAS 141") and JPL, JPFIC and JPLA became wholly-owned by LNC.

SFAS 141 requires that the total purchase price be allocated to the assets acquired and liabilities assumed based on their fair values at the merger date. As of April 3, 2006, the associated fair values of JPL, JPFIC and JPLA were "pushed down" to the Company's financial statements in accordance with push down accounting rules.

The fair value of net assets assumed in the mergers was $6.9 billion. Goodwill of $2.6 billion resulted from the excess of purchase price over the fair value of the net assets assumed. The parent paid a premium over the fair value of JP's net assets for a number of potential strategic and financial benefits that are expected to be realized as a result of the merger including, but not limited to, the following:

     - Greater size and scale with improved earnings diversification and strong financial flexibility;

     -    Broader, more balanced product portfolio;

     -    Larger distribution organization; and

     - Value creation opportunities through expense savings and revenue enhancements across business units.

The following table summarizes the preliminary fair values of the net assets acquired as of the acquisition date along with adjustments that were made to the Balance Sheet to get to the fair value of net assets:

                                                    PRELIMINARY     FAIR VALUE
                                                     FAIR VALUE   ADJUSTMENTS(1)
                                                    -----------   --------------
                                                          (IN MILLIONS)
                                                    ----------------------------
Investments                                          $ 27,378        $   305
Due from reinsurers                                     1,193             --
Deferred policy acquisition costs                          --         (2,494)
Value of business acquired                              2,478          1,983
Goodwill                                                2,595          2,325
Other assets                                            1,138             24
Assets held in separate accounts                        2,574             --
Policy liabilities                                    (26,562)           564
Income tax liabilities                                   (440)          (137)
Accounts payable, accruals and other liabilities         (848)           (13)
Liabilities related to separate accounts               (2,574)            --
                                                     --------        -------
   Total net assets acquired                         $  6,932        $ 2,557
                                                     ========        =======

(1) Premiums and discounts that resulted from recording the assets and liabilities at their respective fair values are being amortized and accreted using methods that approximate a constant effective yield over the expected life of the assets and liabilities.

The goodwill resulting from the merger was allocated to the following segments:

                        PRELIMINARY
                        FAIR VALUE
                       -------------
                       (IN MILLIONS)
                       -------------
Individual Markets:
   Life Insurance         $1,326
   Annuities                 988
Employer Markets:
   Group Protection          281
                          ------
      Total Goodwill      $2,595
                          ======

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, derivatives, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, insurance and investment contract liabilities, deferred front end loads, pension plans and the potential effects of resolving litigated matters.

INVESTMENTS

Securities available-for-sale consist of fixed maturity and equity securities, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, we apply professional judgment and make adjustments based upon specific detailed information concerning the issuer. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other-than-temporary.

Dividend and investment income are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses with a corresponding reduction in the cost of available-for-sale fixed maturity and equity securities. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate;
2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized loss on investments.

Policy loans are carried at aggregate unpaid balances.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses), gains on sale of subsidiaries/business, and net gain (loss) on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Supplemental Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and fair value hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments that are not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in current income during the period of change in the corresponding income statement line as the transaction being hedged.

We have a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with the Lincoln Smart SecuritySM Advantage guaranteed minimum withdrawal benefits ("GMWB") feature and our i4LIFE(R) Advantage guaranteed income benefits ("GIB") feature that is available in our variable annuity products. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133, resulting in the guarantees being recognized at fair value, with changes in fair value being reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB and GIB. As part of our current hedging program, policyholder behavior and equity, interest rate, and volatility market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 9 for further discussion of our accounting policy for derivative instruments.

CASH AND INVESTED CASH

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

DEFERRED ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED, DEFERRED FRONT END LOADS, DEFERRED SALES INDUCEMENTS

Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain
(loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Value of business acquired ("VOBA") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., unit-linked products and variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for VOBA vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. VOBA is amortized in a manner consistent with DAC.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effects of realized gains and losses and the effects of unrealized gains and losses on debt securities classified as available-for-sale.

Bonus credits and excess interest for dollar cost averaging ("DCA") contracts are considered sales inducements and are deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI"). DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC. DSI is reported within the other assets caption of the Supplemental Consolidated Balance Sheets.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. DFEL is reported within the investment contract and policyholder funds caption of the Supplemental Consolidated Balance Sheets. The deferral and amortization of DFEL is reported within insurance fees in the Supplemental Consolidated Statements of Income.

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions underlying the amortization of DAC, VOBA, DSI and DFEL. We review the various assumptions including investment margins, mortality and retention. These assumptions also impact the reserves for the guarantee features within our variable annuity and life insurance products. In addition to the annual third quarter review of assumptions, if factors or trends indicate that actual experience varies significantly from these assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as prospective unlockings, are reflected in amortization expense within the Consolidated Statements of Income. Prospective unlockings affecting DSI are reflected in benefits expense and affecting DFEL are included in insurance fees within the Consolidated Statements of Income.

DAC and VOBA are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2006.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of our business. Assets/Liabilities and premiums/benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on the balance sheets and income statements, respectively, since there is a right of offset. All other reinsurance agreements are reported on a gross basis in the balance sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.

GOODWILL AND OTHER INTANGIBLE ASSETS

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2006.

Other intangible assets, which consist of DSI and sales force intangibles, as of December 31, 2006 and 2005, net of accumulated amortization are reported in other assets. DSI is amortized as discussed above, under the heading Deferred Acquisition Costs, Value of Business Acquired, Deferred Front End Loads, Deferred Sales Inducements. Sales force intangibles are attributable to the value of the distribution system acquired in the Individual Markets -- Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

PROPERTY AND EQUIPMENT

Property and equipment owned for company use is included in other assets in our Supplemental Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

IMPAIRMENT OF LONG-LIVED ASSETS

We periodically review the carrying value of long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held and used until disposed of.

Long-lived assets to be sold are classified as held for sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held for sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held for sale are recorded at the lower of their carrying amount or fair value less cost to sell.

ASSETS HELD IN SEPARATE ACCOUNTS/LIABILITIES RELATED TO SEPARATE ACCOUNTS

These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue. Policyholder account balances, withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the Supplemental Consolidated Statements of Income.

INSURANCE AND INVESTMENT CONTRACT LIABILITIES

The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

The liabilities for future claim reserves for variable annuity products containing guaranteed minimum death benefits ("GMDB") features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date, less the cumulative GMDB payments, plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques, and; 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2006 and 2005 participating policies comprised 1.3% of the face amount of insurance in-force, and dividend expenses were $85 million, $78 million, and $77 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Universal life and variable life products with secondary guarantees represent approximately 34% of permanent life insurance in-force at December 31, 2006 and approximately 77% of sales of these products in 2006. Liabilities for the secondary guarantees on universal life-type products are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI. The risk for the secondary guarantee is ceded to an affiliate of the Company in an arrangement that does not qualify as reinsurance. If the secondary guarantee is triggered, then the affiliate will reimburse the Company for the cost of insurance charges. The reinsurance of the secondary guarantee is considered a derivative as it does not meet the insurance risk transfer requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The fair value of the derivative is determined based on the fair value of the cash flows related to this agreement.

LOANED SECURITIES

Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Supplemental Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

BORROWED FUNDS

Short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and estimable.

PREMIUMS AND FEES ON INVESTMENT PRODUCTS AND UNIVERSAL LIFE INSURANCE PRODUCTS

Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

PREMIUMS ON TRADITIONAL LIFE INSURANCE PRODUCTS

Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

OTHER REVENUES AND FEES

Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

BENEFITS AND EXPENSES

Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2004 through 2006 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as GMDB, and the change in fair values of guarantees for annuity products with guaranteed income benefits ("GIB") or guaranteed minimum withdrawal benefits ("GMWB").

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate, expected return on plan assets and a salary increase assumption to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 7 for more information on our accounting for employee benefit plans.

STOCK BASED COMPENSATION

We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase in shareholder's equity. For additional information on stock based incentive compensation see Note 8.

INCOME TAXES

We and our eligible subsidiaries, excluding JPL, JPFIC and JPLA, have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

JPL and JPFIC file separate Federal income tax returns.

2. CHANGES IN ACCOUNTING PRINCIPLES AND CHANGES IN ESTIMATES

SFAS NO. 123(R) -- SHARE-BASED PAYMENT.

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation" ("SFAS 123"). SFAS 123(R) requires us to recognize at fair value all costs resulting from share-based payments to employees, except for equity instruments held by employee share ownership plans. Similar to SFAS 123 under SFAS 123(R), the fair value of share-based payments are recognized as a reduction to earnings over the period an employee is required to provide service in exchange for the award.

Effective January 1, 2006, we adopted SFAS 123(R), using the modified prospective transition method. Under that transition method, compensation cost recognized in 2006 includes: (a) compensation cost for all share-based payments granted prior to but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation cost for all share-based payments granted subsequent to January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). Results from prior periods have not been restated. The effect of adopting SFAS 123(R) did not have a material effect on the amount of stock-based compensation expense allocated to the Company in 2006.

See Note 8 for more information regarding our stock-based compensation plans.

FSP 115-1 -- THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of Emerging Issues Task Force No. 03-1 "The Meaning of Other Than Temporary Impairments and Its Application to Certain Investments," references existing guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 was effective for reporting periods beginning after December 15, 2005, on a prospective basis. Our existing policy for recognizing other-than-temporary impairments is consistent with the guidance in FSP 115-1, and includes the recognition of other than temporary impairments of securities resulting from credit related issues as well as declines in fair value related to rising interest rates, where we do not have the intent to hold the securities until either maturity or recovery. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 158 -- EMPLOYERS' ACCOUNTING FOR DEFINED BENEFIT PENSION AND OTHER POSTRETIREMENT PLANS -- AN AMENDMENT OF FASB STATEMENTS NO. 87, 88, 106, AND 132(R).

In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). The guidance requires us to recognize on the balance sheet the funded status of our defined benefit pension and other postretirement plans as either an asset or liability, depending on the plans' funded status, with changes in the funded status recognized through other comprehensive income. The funded status is measured as the difference between the fair value of the plan assets and the projected benefit obligation, for pension plans, or the accumulated postretirement benefit obligation for postretirement benefit plans. Prior service costs or credits and net gains or losses which are not recognized in current net periodic benefit cost, pursuant to SFAS No. 87, "Employers' Account for Pensions" or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions," must be recognized in other comprehensive income, net of tax, in the period in which they occur. As these items are recognized in net periodic benefit cost, the amounts accumulated in other comprehensive income are adjusted. Under SFAS 158, disclosure requirements have also been expanded to separately provide information on the prior service costs or credits and net gains and losses recognized in other comprehensive income and their effects on net periodic benefit costs. Retroactive application of SFAS 158 is not permitted. We applied the recognition provisions of SFAS 158 as of December 31, 2006. The adoption of SFAS 158 resulted in a increase to accumulated other comprehensive income of $4 million.

See Note 7 for more information regarding our adoption of SFAS 158.

SAB NO. 108 -- CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for evaluating the effects of prior year uncorrected errors when quantifying misstatements in the current year financial statements. Under SAB 108, the impact of correcting misstatements occurring in the current period and those that have accumulated over prior periods must both be considered when quantifying the impact of misstatements in current period financial statements. SAB 108 is effective for fiscal years ending after November 15, 2006, and may be adopted by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted the provisions of SAB 108 as of December 31, 2006. The adoption of SAB 108 did not have a material effect on our Supplemental Consolidated Financial Statements.

STATEMENT OF POSITION 05-1.

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for Deferred Acquisition Costs ("DAC") on internal replacements other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments." An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or (c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

We adopted SOP 05-1 effective January 1, 2007 by recording decreases to the following categories in our Consolidated Balance Sheets:

                                                (IN MILLIONS,
                                                  UNAUDITED)
                                                -------------
ASSETS
Deferred acquisition costs                           $31
Value of business acquired                            35
Other assets -- deferred sales inducements             3
                                                     ---
   Total assets                                      $69
                                                     ===
LIABILITIES AND SHAREHOLDER'S EQUITY
Investment contract and policyholder
   funds -- deferred front end loads                 $ 2
Insurance policy and claims
   reserve -- guaranteed minimum death
   benefit annuity reserve                             4
Other liabilities -- income tax liabilities           22
                                                     ---
   Total liabilities                                  28
                                                     ---
Retained earnings                                     41
                                                     ---
   Total liabilities and shareholder's equity        $69
                                                     ===

The adoption of this new guidance primarily impacts our Individual Markets Annuities and Employer Markets Group Protection businesses, and our accounting policies regarding the assumptions for lapsation used in the amortization of DAC and value of business acquired ("VOBA"). In addition, the adoption of SOP 05-1 resulted in a $6 million (unaudited) pre-tax increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income in the first three months of 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of

FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"); (b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument.

In December 2006, the FASB cleared Derivative Implementation Group Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Since SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provides a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Under DIG B40, a securitized interest in prepayable financial assets would not be subject to bifurcation if: (a) the right to accelerate the settlement of the securitized interest cannot be controlled by the investor and (b) the securitized interest itself does not contain an embedded derivative for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133. The guidance in DIG B40 is to be applied upon the adoption of SFAS 155.

We will adopt the provisions SFAS 155 and DIG B40 on January 1, 2007, for all financial instruments acquired, issued, or subject to a remeasurement event occurring after that date. Prior period restatement is not permitted. The adoption of SFAS 155 will not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109.

In July 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 establishes criteria that an individual tax position must meet for any part of the benefit of the tax position to be recognized in the financial statements. These criteria include determining whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authority. If the tax position meets the more-likely-than-not threshold, the position is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit is not recognized in the financial statements. Upon adoption of FIN 48, the guidance will be applied to all tax positions, and only those tax positions meeting the more-likely-than-not threshold will be recognized or continue to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million (unaudited) in our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

SFAS NO. 157 -- FAIR VALUE MEASUREMENTS.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"), which establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability. Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset, or nonperformance risk which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The highest priority is given to quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs in situations where there is little or no market activity for the asset or liability. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs, and the effects of the measurements on earnings. SFAS 157 will be applied prospectively and is effective for fiscal years beginning after November 15, 2007. Retrospective application is required for certain financial instruments as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the effects of SFAS 157 on our consolidated financial condition and results of operations.

SOP 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance

Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

GUARANTEED MINIMUM DEATH BENEFIT RESERVES. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Individual Annuities segment had been recording a reserve for GMDBs. At December 31, 2003, our GMDB reserve was $46 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $10 million pre-tax. GMDB reserves were $23 million and $15 million at December 31, 2006 and 2005, respectively, of which $21 and $15 million were ceded to an affiliated reinsurance company.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, VOBA, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/VOBA/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35 million pre-tax ($23 million after-tax) in 2004.

SALES INDUCEMENTS. Our Individual Markets -- Annuities segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

UNIVERSAL LIFE CONTRACTS. Our Individual Markets -- Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4 million pre-tax ($3 million after-tax) for the extension of benefit feature in MoneyGuard(R).

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value and does not eliminate disclosure requirements included in other accounting standards. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. Retrospective application of SFAS 159 is not permitted unless early adoption is elected. At the effective date, the fair value option may be elected for eligible items that exist on that date. The effect of the first remeasurement to fair value shall be reported as a cumulative effect adjustment to the opening balance of retained earnings. We are currently evaluating the potential effects of SFAS 159 on our consolidated financial condition and results of operations.

3. INVESTMENTS

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                                                 GROSS        GROSS
                                                 COST OR      UNREALIZED   UNREALIZED
                                             AMORTIZED COST      GAINS      (LOSSES)    FAIR VALUE
                                             --------------   ----------   ----------   ----------
                                                                 (IN MILLIONS)
                                             -----------------------------------------------------
2006
AVAILABLE-FOR-SALE
   Corporate bonds                               $44,049        $1,043       $(283)       $44,809
   U.S. Government bonds                             218             7          --            225
   Foreign government bonds                          689            58          (2)           745
   Asset and mortgage backed-securities            8,607            88         (69)         8,626
   State and municipal bonds                         194             2          (2)           194
   Redeemable preferred stocks                        89             9          --             98
                                                 -------        ------       -----        -------
      Total fixed maturities                     $53,846        $1,207       $(356)       $54,697
Equity securities                                    205            15          (2)           218
                                                 -------        ------       -----        -------
      Total securities available-for-sale        $54,051        $1,222       $(358)       $54,915
                                                 =======        ======       =====        =======

2005
AVAILABLE-FOR-SALE
   Corporate bonds                               $24,190        $1,106       $(241)       $25,055
   U.S. Government bonds                             143            12          --            155
   Foreign government bonds                          839            62          (3)           898
   Asset and mortgage backed-securities            5,884            85         (60)         5,909
   State and municipal bonds                         123             4          (1)           126
   Redeemable preferred stocks                        88            14          --            102
                                                 -------        ------       -----        -------
      Total fixed maturities                     $31,267        $1,283       $(305)       $32,245
Equity securities                                     95             6          --            101
                                                 -------        ------       -----        -------
      Total securities available-for-sale        $31,362        $1,289       $(305)       $32,346
                                                 =======        ======       =====        =======

Future maturities of fixed maturity securities available-for-sale are as follows:

                                         AMORTIZED COST   FAIR VALUE
                                         --------------   ----------
                                                (IN MILLIONS)
                                         ---------------------------
Due in one year or less                      $ 1,833        $ 1,836
Due after one year through five years         12,068         12,248
Due after five years through ten years        17,234         17,404
Due after ten years                           14,103         14,583
                                             -------        -------
   Subtotal                                   45,238         46,071
Asset and mortgage-backed securities           8,607          8,626
                                             -------        -------
   Total                                     $53,846        $54,697
                                             =======        =======

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The quality ratings of fixed maturity securities available-for-sale are as follows:

                   RATING AGENCY
NAIC RATING   EQUIVALENT DESIGNATION   FAIR VALUE   % OF TOTAL
-----------   ----------------------   ----------   ----------
                                            (IN MILLIONS)
                                       -----------------------
     1        AAA / AA / A               $32,307      59.1%
     2        BBB                         18,698      34.2%
     3        BBB                          2,269       4.1%
     4        BBB                          1,202       2.2%
     5        CCC and lower                  198       0.4%
     6        In or near default              23       0.0%
                                         -------     -----
                                         $54,697     100.0%
                                         =======     =====

The major categories of net investment income are as follows:

                                                2006     2005     2004
                                               ------   ------   ------
                                                     (IN MILLIONS)
                                               ------------------------
Fixed maturity securities available-for-sale   $2,979   $1,959   $1,932
Equity securities available-for-sale               11        7        8
Trading securities                                181      176      173
Mortgage loans on real estate                     466      288      350
Real estate                                        37       48       25
Policy loans                                      158      118      119
Invested cash                                      53       46       21
Other investments                                 147       61       54
                                               ------   ------   ------
   Investment revenue                           4,032    2,703    2,682
Investment expense                                163      111       89
                                               ------   ------   ------
   Net investment income                       $3,869   $2,592   $2,593
                                               ======   ======   ======

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                             2006     2005
                                            ------   ------
                                             (IN MILLIONS)
                                            ---------------
Corporate bonds                             $2,140   $2,283
U.S. Government bonds                          331      322
Foreign government bonds                        45       52
Asset and mortgage backed-securities
   Mortgage pass-through securities             24       29
   Commercial mortgage obligations             111      113
   Collateralized Mortgage Backed Securities   133      148
   Other-asset backed securities                 8        9
State and municipal bonds                       18       19
Redeemable preferred stocks                      8        8
                                            ------   ------
      Total fixed maturities                 2,818    2,983
Equity securities                                2        2
                                            ------   ------
      Total trading securities              $2,820   $2,985
                                            ======   ======

The portion of the market adjustment for trading securities still held at December 31, 2006 and 2005 was a loss of $48 million and $70 million, respectively.

The detail of the realized gain (loss) on investments is as follows

                                                                    2006   2005   2004
                                                                    ----   ----   ----
                                                                       (IN MILLIONS)
                                                                    ------------------
Realized loss on investment and derivative instruments              $(6)   $(21)  $(58)
Gain (loss) on reinsurance embedded derivative/trading securities     4       5     (1)
Gain on sale of subsidiaries/business                                --      --     14
                                                                    ---    ----   ----
Net loss on investments                                             $(2)   $(16)  $(45)
                                                                    ===    ====   ====

The detail of the realized gain and losses on investments and derivative instruments is as follows:

                                                        2006   2005   2004
                                                        ----   ----   ----
                                                           (IN MILLIONS)
                                                       ---------------------
Fixed maturity securities available-for-sale
   Gross gain                                           $124   $113   $107
   Gross loss                                            (99)   (90)  (114)
Equity securities available-for-sale                      --
   Gross gain                                              1      8     18
   Gross loss                                             --     --     (1)
Fixed maturity securities held-to-maturity                --
   Gross gain                                             --     --     --
   Gross loss                                             --     --     --
Other investments                                          9     10      4
Associated amortization of deferred acquisition
   costs and provision for policyholder commitments      (39)   (52)   (51)
Investment expense                                        (2)    (9)   (10)
                                                        ----   ----   ----
Total investments                                         (6)   (20)   (47)
Derivative instruments of associated
   amortization of deferred acquisition costs             --     (1)   (11)
                                                        ----   ----   ----
Total investments and derivative instruments            $ (6)  $(21)  $(58)
                                                        ====   ====   ====

Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                   (IN MILLIONS)
                                                ------------------
Fixed maturity securities available-for-sale     $65    $19   $67
Equity securities available-for-sale              --     --    --
Mortgage loans on real estate                      1     (6)   (2)
Real estate                                       --     --    --
Guarantees                                        --     --    --
                                                 ---    ---   ---
Total                                            $66    $13   $65
                                                 ===    ===   ===

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                                 2006    2005   2004
                                                -----   -----   ----
                                                    (IN MILLIONS)
                                                --------------------
Fixed maturity securities available-for-sale    $(127)  $(839)  $61
Equity securities available-for-sale                7      (6)   (6)
                                                -----   -----   ---
Total                                           $(120)  $(845)  $55
                                                =====   =====   ===

For fixed maturity and equity securities held by us at December 31, 2006 and 2005 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                          % FAIR   AMORTIZED   % AMORTIZED   UNREALIZED   % UNREALIZED
                             FAIR VALUE    VALUE      COST         COST         LOSS          LOSS
                             ----------   ------   ---------   -----------   ----------   ------------
                                                           (IN MILLIONS)
                             -------------------------------------------------------------------------
2006
  90 Days                      $ 7,030     39.1%    $ 7,082        38.7%       $ (52)         14.5%
Greater than
 90 days but less than or
 equal to 180 days                 400      2.2%        413         2.3%         (13)          3.6%
Greater than
 180 days but less than or
 equal to 270 days               1,451      8.1%      1,478         8.1%         (27)          7.5%
Greater than
 270 days less than or
 equal to 1 year                 1,842     10.3%      1,883        10.3%         (41)         11.5%
Greater than 1 year              7,226     40.3%      7,451        40.6%        (225)         62.9%
                               -------    -----     -------       -----        -----         -----
   Total                       $17,949    100.0%    $18,307       100.0%       $(358)        100.0%
                               =======    =====     =======       =====        =====         =====

2005
  90 Days                      $ 3,007     27.6%    $ 3,039        27.2%       $ (32)         10.5%
Greater than
 90 days but less than or
 equal to 180 days               5,152     47.3%      5,258        47.0%        (106)         34.6%
Greater than
 180 days but less than or
 equal to 270 days                 374      3.4%        384         3.4%         (10)          3.3%
Greater than
 270 days less than or
 equal to 1 year                   788      7.3%        822         7.3%         (34)         11.1%
Greater than 1 year              1,570     14.4%      1,693        15.1%        (123)         40.5%
                               -------    -----     -------       -----        -----         -----
   Total                       $10,891    100.0%    $11,196       100.0%       $(305)        100.0%
                               =======    =====     =======       =====        =====         =====

For fixed maturity and equity securities with unrealized losses as of December 31, 2006 and 2005, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                            LESS THAN OR EQUAL         GREATER THAN
                                             TO TWELVE MONTHS         TWELVE MONTHS              TOTAL
                                          ---------------------   ---------------------   ---------------------
                                                        GROSS                   GROSS                   GROSS
                                          CARRYING   UNREALIZED   CARRYING   UNREALIZED   CARRYING   UNREALIZED
                                            VALUE      LOSSES       VALUE      LOSSES       VALUE      LOSSES
                                          --------   ----------   --------   ----------   --------   ----------
                                                                      (IN MILLIONS)
                                          ---------------------------------------------------------------------
2006
   Corporate bonds                        $ 8,643      $(115)      $4,892      $(168)      $13,535     $(283)
   U.S. Government bonds                       43         --           --         --            43        --
   Foreign government bonds                    56         (1)          62         (1)          118        (2)
   Asset and mortgage backed-securities     1,911        (13)       2,227        (56)        4,138       (69)
   State and municipal bonds                   20         (1)          44         (1)           64        (2)
   Redeemable preferred stocks                 --         --            1         --             1        --
                                          -------      -----       ------      -----       -------     -----
      Total fixed maturities               10,673       (130)       7,226       (226)       17,899      (356)
Equity securities                              50         (2)          --         --            50        (2)
                                          -------      -----       ------      -----       -------     -----
      Total securities                    $10,723      $(132)      $7,226      $(226)      $17,949     $(358)
                                          =======      =====       ======      =====       =======     =====

2005
   Corporate bonds                        $ 6,300      $(132)      $1,235      $(109)      $ 7,535     $(241)
   U.S. Government bonds                       --         --           --         --            --        --
   Foreign government bonds                   169         (3)          38         --           207        (3)
   Asset and mortgage backed-securities     2,820        (47)         284        (13)        3,104       (60)
   State and municipal bonds                   31         --           13         (1)           44        (1)
   Redeemable preferred stocks                  1         --           --         --             1        --
                                          -------      -----       ------      -----       -------     -----
      Total fixed maturities                9,321       (182)       1,570       (123)       10,891      (305)
Equity securities                              --         --           --         --            --        --
                                          -------      -----       ------      -----       -------     -----
      Total securities                    $ 9,321      $(182)      $1,570      $(123)      $10,891     $(305)
                                          =======      =====       ======      =====       =======     =====

Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 10 to the Supplemental Consolidated Financial Statements - Fair Value of Financial Instruments for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                         2006    2005
                         ----   ------
                         (IN MILLIONS)
                         -------------
Real estate              $ 27    $ 19
Property and equipment    859     255

Impaired mortgage loans along with the related allowance for losses are as follows:

                                           2006    2005
                                           ----   ------
                                           (IN MILLIONS)
                                           -------------
Impaired loans with allowance for losses   $28     $66
Allowance for losses                        (2)     (9)
                                           ---     ---
   Net impaired loans                      $26     $57
                                           ===     ===

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                    2006   2005   2004
                                    ----   ----   ----
                                       (IN MILLIONS)
                                    ------------------
Balance at beginning of year        $ 9    $16    $18
Provisions for losses                 2      2      5
Release due to principal paydowns    (9)    (9)    (7)
                                    ---    ---    ---
   Balance at end of year           $ 2    $ 9    $16
                                    ===    ===    ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                2006   2005   2004
                                                ----   ----   ----
                                                   (IN MILLIONS)
                                                ------------------
Average recorded investment in impaired loans    $42    $62   $101
Interest income recognized on impaired loans       4      5      9

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2006 and December 31 2005, we had no mortgage loans on non-accrual status. As of December 31, 2006 and 2005, we had no mortgage loans past due 90 days and still accruing interest.

As of December 31, 2006 and 2005, we had restructured mortgage loans of $19 million and $45 million, respectively. We recorded $1 million and $2 million of interest income on these restructured mortgage loans in 2006 and 2005, respectively. Interest income in the amount of $1 million and $4 million would have been recorded on these mortgage loans according to their original terms in 2006 and 2005, respectively. As of December 31, 2006 and 2005, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2006, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $1,309 million. This includes $316 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $40 million and $67 million at December 31, 2006 and 2005, respectively.

4. FEDERAL INCOME TAXES

Federal income tax expense is as follows:

                    2006   2005   2004
                    ----   ----   ----
                       (IN MILLIONS)
                    ------------------
Current             $244   $111   $ 98
Deferred             216    112     95
                    ----   ----   ----
Total tax expense   $460   $223   $193
                    ====   ====   ====

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                     2006   2005   2004
                                     ----   ----   ----
                                        (IN MILLIONS)
                                     ------------------
Tax rate times pre-tax income        $568   $303   $272
Effect of:
   Tax-preferred investment income    (86)   (63)   (69)
   Tax credits                        (21)   (14)   (14)
   Other                               (1)    (3)     4
                                     ----   ----   ----
      Provision for income taxes     $460   $223   $193
                                     ====   ====   ====
      Effective tax rate               28%    26%    25%

The Federal income tax liability included in Other liabilities on the Supplemental Consolidated Balance Sheets is as follows:

                                         2006    2005
                                        -----   -----
                                        (IN MILLIONS)
                                        -------------
Current                                  $ 13   $ 77
Deferred                                  615     24
                                         ----   ----
   Total Federal income tax liability    $628   $101
                                         ====   ====

Significant components of our deferred tax assets and liabilities are as follows:

                                                        2006     2005
                                                       ------   ------
                                                        (IN MILLIONS)
                                                       ---------------
Deferred tax assets:
Insurance and investment contract liabilities          $1,528   $1,206
Deferred gain recognition for income tax purposes         350      291
Modco embedded derivative                                  76       98
Postretirement benefits other than pension                 14       15
Compensation related                                      155      100
Ceding commission asset                                     9       11
Capital loss carryforward                                   2       --
Net operating loss carryforward                            21       --
Affordable housing tax credit carryforward                 18       --
Other deferred tax assets                                 110       53
                                                       ------   ------
   Total deferred tax assets                            2,283    1,774
                                                       ------   ------
Deferred tax liabilities:
Deferred acquisition costs                              1,656      998
Net unrealized gain on securities available-for-sale      306      351
Trading security gains                                     74       91
Present value of business in-force                        602      260
Deferred gain recognition for income tax purposes          14       --
Depreciation differences                                   59       --
Other deferred tax liabilities                            187       98
                                                       ------   ------
      Total deferred tax liabilities                    2,898    1,798
                                                       ------   ------
      Net deferred tax liability                       $  615   $   24
                                                       ======   ======

We and our affiliates, with the exception of JPL, JPFIC and JPLA, are part of a consolidated Federal income tax filing with LNC. Cash paid relating to these consolidated Federal income taxes in 2006, 2005 and 2004 was $208 million, $75 million and $56 million, respectively.

JPL files a separate Federal income tax return. Cash received for income taxes relating to JPL's return in 2006 was $15 million. JPFIC files a separate federal income tax return. JPLA is part of a consolidated Federal income tax filing with JPFIC. Cash paid for income taxes relating to the consolidated return in 2006 was $116.3 million.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2006 and 2005, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2006 and 2005.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed on distributions from the special tax account, Policyholders' Surplus, was suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the first quarter of 2006, the IRS completed its examination for the tax years 1999 through 2002 with assessments resulting in a payment that was not material to our consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which we continue to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to the Company's results of operations or financial condition. The LNC consolidated group is currently under audit by the IRS for years 2003 and 2004.

5. SUPPLEMENTAL FINANCIAL DATA

Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                          2006     2005    2004
                                        -------   -----   -----
                                             (IN MILLIONS)
                                        -----------------------
Insurance assumed                       $     8   $   1   $  --
Insurance ceded                          (1,021)   (767)   (640)
                                        -------   -----   -----
   Net reinsurance premiums and fees    $(1,013)  $(766)  $(640)
                                        =======   =====   =====

The income statement caption, "Benefits," is net of reinsurance recoveries at December 31, 2006, 2005 and 2004 of $0.9 billion, $0.7 billion, and $0.6 billion, respectively.

A roll forward of Deferred Acquisition Costs is as follows:

                                                                            2006     2005     2004
                                                                           ------   ------   ------
                                                                                 (IN MILLIONS)
                                                                           ------------------------
Balance at beginning of year                                               $3,676   $2,904   $2,552
Deferral                                                                    1,479      934      868
Amortization                                                                 (626)    (427)    (415)
Adjustment related to realized gains  on securities available-for-sale        (38)     (48)     (46)
Adjustment related to unrealized gains on securities available-for-sale        86      313      (16)
Cumulative effect of accounting change                                         --       --      (39)
                                                                           ------   ------   ------
Balance at end of year                                                     $4,577   $3,676   $2,904
                                                                           ======   ======   ======

A roll forward of Value of Business Acquired is as follows:

                                                                             2006    2005   2004
                                                                            ------   ----   ----
                                                                                 (IN MILLIONS)
                                                                            ---------------------
Balance at beginning of year                                                $  742   $819   $922
Merger accounting fair value adjustment                                      2,478     --     --
Deferral of commissions and accretion of interest                               96     --     --
Amortization                                                                  (227)   (77)  (103)
Adjustment related to realized gains on securities available-for-sale           (9)    --     --
Adjustment related to unrealized gains on securities available-for-sale        (48)    --     --
                                                                            ------   ----   ----
Balance at end of year                                                      $3,032   $742   $819
                                                                            ======   ====   ====

Future estimated amortization of Value of Business Acquired is as follows:

2007-$267
2008-$262
2009-$241
2010-$227
2011-$194
Thereafter-$1,841

Realized losses on investments and derivative instruments on the Supplemental Consolidated Statements of Income for the year ended December 31, 2006, 2005 and 2004 are net of amounts amortized against DAC of $38 million, $48 million and $46 million, respectively. In addition, realized gains and losses for the year ended December 31, 2006, 2005 and 2004 are net of adjustments made to policyholder reserves of $9 million, $(2) million and $(2) million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in Other assets on the Supplemental Consolidated Balance Sheets, is as follows:

                               2006   2005   2004
                               ----   ----   ----
                                  (IN MILLIONS)
                               -------------------
Balance at beginning of year   $129   $ 85   $ 45
   Capitalized                   86     60     50
   Amortization                 (22)   (16)   (10)
                               ----   ----   ----
Balance at end of year         $193   $129   $ 85
                               ====   ====   ====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                                                                   2006     2005     2004
                                                                                  ------   ------   ------
                                                                                        (IN MILLIONS)
                                                                                  ------------------------
Commissions                                                                       $1,431   $  899   $1,136
General and administrative expenses                                                1,206      966      604
Deferred acquisition costs and value of business acquired, net of amortization      (722)    (431)    (350)
Taxes, licenses and fees                                                             158       81       85
Restructuring charges                                                                 13       29       --
                                                                                  ------   ------   ------
   Total                                                                          $2,086   $1,544   $1,475
                                                                                  ======   ======   ======

The carrying amount of goodwill by reportable segment is as follows:

                          2006    2005
                         ------   ----
                         (IN MILLIONS)
                         -------------
Individual Markets
   Life Insurance        $2,181   $855
   Annuities              1,032     44
Employer Markets
   Retirement Products       20     20
   Group Protection         281     --
                         ------   ----
   Total                 $3,514   $919
                         ======   ====

Details underlying the balance sheet caption, "Investment contractholder and policyholder funds," are as follows:

                                                      2006      2005
                                                    -------   -------
                                                      (IN MILLIONS)
                                                    -----------------
Premium deposits funds                              $20,509   $21,755
Other policyholder funds                             37,202    12,975
Deferred front end loads                                572       432
Undistributed earnings on participating business        102       111
                                                    -------   -------
   Total                                            $58,385   $35,273
                                                    =======   =======

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)
                                                            ---------------
Short-term debt:                                            $   21   $   34
                                                            ======   ======
Long-term debt:
Note due Lincoln National Corporation, due September 2008      140       --
Surplus Notes due Lincoln National Corporation:
      6.56% surplus note, due 2028                             500      500
      6.03% surplus note, due 2028                             750      750
Surplus Note due HARCO Capital Corporation:
      9.76% surplus note, due 2024                              50       --
                                                            ------   ------
Total Surplus Notes                                          1,300    1,250
                                                            ------   ------
   Total long-term debt                                     $1,440   $1,250
                                                            ======   ======

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

JPFIC issued a surplus note for $50 million to HARCO Capital Corporation, an affiliate, in 1994. This note calls for JPFIC to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Any payment of interest or repayment of principal may be paid only if JPFIC has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause JPFIC to violate the statutory capital requirements as set forth in the General Statutes of Nebraska.

A consolidated subsidiary of LNL issued a note for an amount not to exceed $150 million to LNC in 2006. As of December 31, 2006, $140 million had been advanced to us. This note calls for us to pay the principal amount of the notes on or before

September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points.

Cash paid for interest on both the short-term debt and the surplus notes was $103 million, $59 million and $79 million for 2006, 2005 and 2004, respectively.

6. INSURANCE BENEFIT RESERVES

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). The Company also issues variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where the Company contractually guarantees to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2006 and 2005. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date.

                                               IN EVENT OF DEATH
                                               -----------------
                                                 2006      2005
                                               -------   -------
                                                 (IN BILLIONS)
                                               -----------------
Return of net deposit Account value             $38.3     $31.9
   Net amount at risk                             0.1       0.1
   Average attained age of contractholders         54        53
Return of net deposits plus a minimum return
   Account value                                $ 0.4     $ 0.3
   Net amount at risk                              --        --
   Average attained age of contractholders         67        66
   Guaranteed minimum return                        5%        5%
Return of net deposit
   Account value                                $22.5     $18.8
   Net amount at risk                             0.2       0.3
   Average attained age of contractholders         64        63

Approximately $13.2 billion and $8.2 billion of separate account values at December 31, 2006 and 2005 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2006 and 2005, we had approximately $2.7 billion and $1.2 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                     2006    2005
                                    -----   -----
                                    (IN BILLIONS)
                                    -------------
Asset Type
Domestic Equity                      $39     $32
International Equity                   6       5
Bonds                                  6       5
                                     ---     ---
   Total                              51      42
Money Market                           6       4
                                     ---     ---
   Total                             $57     $46
                                     ===     ===
Percent of total variable annuity
   separate account values            87%     87%
                                     ===     ===

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following table summarizes the liabilities for GMDB:

                            GMDB
                         -----------
                         2006   2005
                         ----   ----
Total:
   Beginning balance     $ 15   $ 18
   Changes in reserves     14      9
   Benefits paid           (6)   (12)
                         ----   ----
   Ending balance        $ 23   $ 15
                         ====   ====
Ceded:
   Beginning balance     $(15)  $(18)
   Changes in reserves    (12)    (9)
   Benefits paid            6     12
                         ----   ----
   Ending balance        $(21)  $(15)
                         ====   ====
Net:
   Beginning balance     $ --   $ --
   Changes in reserves      2     --
   Benefits paid           --     --
                         ----   ----
   Ending balance        $  2   $ --
                         ====   ====

The changes to the benefit reserve amounts above are reflected in benefits in the Supplemental Consolidated Statements of Income. We have an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we cede a portion of our GMDB, GMWB and GIB risks to LNR Barbados. In connection with this reinsurance agreement, we paid premiums to LNR Barbados totaling $154 million and $109 million in 2006 and 2005, respectively. These reinsurance premiums are reflected as an offset in insurance premiums in the Supplemental Consolidated Statements of Income.

7. RETIREMENT BENEFIT PLANS

The Company's employees, other than its U.S. insurance agents, are included in LNC's various benefit plans that provide for pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans. The Company's insurance agents are included in various benefit plans sponsored by either LNL or LNC including pension and other postretirement benefit plans, 401(k) and profit sharing plans, and deferred compensation plans.

LNL PENSION AND OTHER POST-RETIREMENT BENEFIT PLANS

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time U.S. employees who have worked for LNC 10 years and attained age 55 (including those of LNL). LNL sponsors an unfunded plan that provide postretirement medical, dental and life insurance benefits to full-time agents who have worked for LNL 10 years and attained age 60. Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' postretirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' postretirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' postretirement plan was changed to require employees not yet age 50 with five years of service by the end of 2001 to pay the full medical and dental premium cost when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

LNL DEFINED BENEFIT PLAN

LNC sponsors a non-contributory defined benefit pension plan covering its agents. Information with respect to LNL's defined benefit plan asset activity and defined benefit plan obligations for the agent defined benefit and other postretirement benefit plans sponsored by LNL is as follows:

                                                        PENSION BENEFITS   OTHER POST-RETIREMENT BENEFITS
                                                        ----------------   ------------------------------
                                                          2006     2005         2006            2005
                                                        -------   ------   -------------   --------------
                                                                        (IN MILLIONS)
                                                        -------------------------------------------------
Change in plan assets                                    $  93     $  82       $  --           $  --
   Fair value of plan assets at beginning of year           12         6          --              --
   Company contributions                                    --        10           2               2
   Benefits paid                                            (5)       (5)         (2)             (2)
                                                         -----     -----       -----            ----
      Fair value of plan assets at end-of-year           $ 100     $  93       $  --           $  --
                                                         =====     =====       =====            ====
Change in benefit obligation:
   Benefit obligation at beginning-of-year               $  92        87          22              19
   Interest Cost                                             5         5           1               1
   Plan participant's contributions                         --        --           1               1
   Actuarial (gains)/losses                                 (2)        4          (3)              3
   Benefits paid                                            (5)       (4)         (2)             (2)
                                                         -----     -----       -----            ----
      Benefits obligation at end -of-year                $  90     $  92       $  19           $  22
                                                         =====     =====       =====            ====
   Funded status of the plans                            $  10     $   1       $ (19)          $ (22)
   Unrecognized net actuarial losses                                  20                          (1)
                                                         -----     -----       -----            ----
   Prepaid (accrued) benefit cost                                     21                         (23)
   Other Assets                                             11
   Other Liabilities                                        (1)
                                                         -----     -----       -----            ----
Amounts recognized in the Supplemental Consolidated
   Balance Sheets                                        $  10     $  21       $ (19)          $ (23)
                                                         =====     =====       =====            ====
Amounts recognized in accumulated other comprehensive
   income (net of tax):
   Net loss (gain)                                           8                    (2)
                                                         -----     -----       -----            ----
      Total                                              $   8                 $  (2)
Weighted-average assumptions as of December 31:
   Weighted-average discount rate                         5.75%     6.00%       5.75%           6.00%
   Expected return on plan assets                         8.00%     8.25%         --              --
Rate of increase in compensation:                         4.00%     4.00%       4.00%           4.00%

LNC uses December 31 as the measurement date for our pension and postretirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 12.0% for 2006. It further assumes the rate will gradually decrease to 5.0% by 2017 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                       ONE-PERCENTAGE   ONE-PERCENTAGE
                                       POINT INCREASE   POINT DECREASE
                                       --------------   --------------
                                                (IN MILLIONS)
                                       -------------------------------
Effect on accumulated postretirement
   benefit obligation                        $ 1              $(1)
Effect on total service and interest
   cost components                            --               --

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                  2006    2005
                                 -----   -----
                                 (IN MILLIONS)
                                 -------------
U.S. PLAN:
Accumulated benefit obligation    $ 1     $ 1
Projected benefit obligation        1       1
Fair value of plan assets          --      --

COMPONENTS OF NET PERIODIC PENSION COST

The components of net defined benefit pension plan and postretirement benefit plan expense are as follows:

                                            PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                           ------------------   -----------------------------
                                           2006   2005   2004     2006       2005      2004
                                           ----   ----   ----   --------   -------   --------
                                                             (IN MILLIONS)
                                           --------------------------------------------------
U.S. PLANS:
Service cost                               $ 18   $ 17   $ 17      $ 1       $ 2       $ 2
Interest cost                                29     29     28        5         5         5
Expected return on plan assets              (38)   (38)   (35)      --        --        --
Amortization of prior service cost           (2)    (2)    (2)      --        --        --
Recognized net actuarial (gains) losses       4      2      1        1        --        (1)
Recognized actuarial loss due to special
   termination benefits                       2     --     --       --        --        --
                                           ----   ----   ----      ---       ---       ---
Net periodic benefit expense               $ 13   $  8   $  9      $ 7       $ 7       $ 6
                                           ====   ====   ====      ===       ===       ===

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3 million each in 2006, 2005 and 2004. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

PLAN ASSETS

Defined benefit pension plan assets allocations at December 31, 2006 and 2005, by asset category are as follows:

                            2006   2005
                            ----   ----
ASSET CATEGORY
U.S. PLANS:
Equity securities             60%    64%
Fixed income securities       40%    34%
Real Estate                   --      1%
Cash and cash equivalents     --      1%
                             ---    ---
   Total                     100%   100%
                             ===    ===

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                     WEIGHTING RANGE
                                     ---------------
ASSET CATEGORY
Cash                                           0-20%
Guaranteed Products                            0-20%
Fixed Income                                  20-80%
   Long-term                          0-10%
   High-Yield                         0-10%
   International/Emerging Markets*    0-10%
Real Estate                                    0-20%
Equities                                      20-80%
   Small-cap                          0-20%
   International*                     0-20%
   Emerging Markets*                  0-10%
Other                                          0-20%
Total International**                          0-25%

----------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.

*    Currency exposure can be hedged up to 100%

**   International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

PLAN CASH FLOWS

The Company does not expect to make a contribution to the defined benefit pension plans in 2007. The Company expects to fund approximately the following amounts for benefit payments for unfunded non-qualified defined benefit plans and postretirement benefit plans:

                                US POST RETIREMENT PLANS
             ----------------------------------------------------------------
              NON-QUALIFIED
              U.S. DEFINED      REFLECTING                     NOT REFLECTING
             BENEFIT PENSION   MEDICARE PART   MEDICARE PART    MEDICARE PART
                  PLANS          D SUBSIDY       D SUBSIDY        D SUBSIDY
             ---------------   -------------   -------------   --------------
                                      (IN MILLIONS)
             ----------------------------------------------------------------
Year
2007               $ 3               $ 5             $(1)           $ 6
2008                 3                 5              (1)             6
2009                 3                 5              (1)             6
2010                 4                 5              (1)             6
2011                 4                 5              (1)             6
Thereafter          25                28              (4)            32

JPL DEFINED BENEFIT PLAN

JPL sponsors a non-contributory defined benefit pension plan covering full-time agents. No participants are accruing defined benefits under the plan. All participants with a defined benefit are vested and are either in pay status or have a frozen accrued benefit. Information for the Company's agent pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                          2006
                                                      -------------
                                                      (IN MILLIONS)
                                                      -------------
Change in projected benefit obligation:
Projected benefit obligation at beginning of period        $29
Interest cost                                                1
Actuarial loss                                              --
Benefits paid                                               (2)
                                                           ---
   Projected benefit obligation at end of period           $28
                                                           ===
Change in plan assets:                                      39
Fair value of assets at beginning of period                  4
Actual return on plan assets                                --
Transfer out and expenses                                   (2)
                                                           ---
   Benefits paid                                           $41
                                                           ===
Fair value of assets at end of period
Funded status of the plan                                  $14
Unamortized prior service cost                              --
Unrecognized net loss                                       (2)
                                                           ---
   Net amount recognized                                   $12
                                                           ===

The accumulated benefit obligation for JPL's defined benefit pension plan was $28 million at December 31, 2006.

JPL uses a December 31 measurement date for its pension and post-retirement plans. Because no employees are accruing defined benefits under the pension plan, past service costs and unrecognized gains and losses are amortized over the average remaining life expectancy of plan participants.

COMPONENTS OF NET PERIODIC BENEFIT COST

                                         2006
                                     -------------
                                     (IN MILLIONS)
                                     -------------
Interest cost                              1
Expected return on plan assets            (2)
Amortization of prior service cost        --
                                         ---
   Net periodic benefit benefit           (1)
                                         ===

ASSUMPTIONS

                                                 2006
                                                 ----
Weighted-average assumptions used to determine
benefit obligations at December 31:
   Discount rate                                 5.75%
Weighted-average assumptions used to determine
net cost for years ended December 31:
   Discount rate                                 5.69%
   Expected return on plan assets                8.00%

The assumption for long-term rate of return on assets is derived from historical returns on investments of the types in which pension assets are invested. A range of assumptions for long-term rate of return is projected for benchmarks representing each asset class. The upper and lower range limits are based on optimistic and pessimistic assumptions, respectively, and reflect historical returns that are adjusted to reflect factors that might cause future experience to differ from the past, differences between the benchmarks and the plan's assets, and the effects of asset smoothing. The adjusted rates of return are weighted by target allocations for each asset class to derive limits for a range of overall long-term gross rates of return. Within this range, one rate of return is selected as the best estimate. From that rate JPL subtracts an estimate of expenses, and the result is the basis for the assumed long-term rate of return on assets.

The assumption for discount rate is based upon an evaluation of specific plan attributes using cash flow analysis. The weighted average duration of the projected cash flows for the plans was used to select an appropriate AA-rated bond interest rate for disclosure at year end 2006.

PLAN ASSETS

JPL's pension plan weighted-average asset allocation by asset category was as follows based on fair value:

                    2006
                    ----
ASSET CATEGORY
Equity securities     75%
Debt securities       25%
                     ---
   Total             100%
                     ===

The overall investment objective of the plan is to meet or exceed the actuarial assumptions. The plan is assumed to exist in perpetuity; therefore, the investment portfolio is managed to provide stable and growing income, as well as to achieve growth in principal equal to the rate of inflation. Allocation of plan assets is reviewed at least annually. Investment guidelines are: equity securities, a range of 35% to 75% of the total portfolio's value, with no more than 20% of the total equity exposure in non-U.S. equities; fixed income, a range of 25% to 65% of the total portfolio's value; cash, up to 5% of the portfolio's value. The portfolio may be invested in individual securities, mutual funds or co-mingled funds of various kinds. In order to achieve a prudent level of portfolio diversification, the securities of any one company or issuer, other than the U.S. Treasury, should not exceed 5% of the portfolio's value and no more than 20% of the fund should be invested in any one industry. Without specific written instructions from the Plan Administrator, the plan will not be invested in short sales of individual securities, put or call options on individual securities or commodities, or commodity futures.

PLAN CASH FLOWS

JPL is not expected to make a contribution to the pension plan during 2007. The expected benefit payments for JPL's pension plan for the years indicated are as follows:

2007                $ 3
2008                  3
2009                  3
2010                  3
2011                  3
2012 through 2016    11

APPLICATION OF SFAS 158

As discussed in Note 2, the Company applied the recognition provisions of SFAS 158 as of December 31, 2006. The incremental effect of applying SFAS 158 on our Supplemental Consolidated Balance Sheet at December 31, 2006 is as follows:

                                                            AFTER
                      BEFORE APPLICATION    SFAS 158    APPLICATION OF
                         OF SFAS 158       ADJUSTMENT      SFAS 158
                      ------------------   ----------   --------------
                                        (IN MILLIONS)
                      ------------------------------------------------
Other assets               $  1,691            $38         $  1,729
Total assets                164,778             38          164,816
Other Liabilities             3,871             34            3,905
Total Liabilities           151,937             34          151,971
Accumulated other
   comprehensive
   income                       412              4              416
Total shareholder's
   equity                    12,841              4           12,845

401(k)

LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $22 million, $25 million, and $25 million in 2006, 2005 and 2004, respectively.

DEFERRED COMPENSATION PLANS

LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $17 million, $11 million, and $7 million in 2006, 2005 and 2004, respectively. These expenses reflect both our employer matching contributions of $4 million, $3 million and $2 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $13 million, $8 million and $5 million for 2006, 2005 and 2004, respectively.

Our total liabilities associated with these plans were $158 million and $138 million at December 31, 2006 and 2005, respectively.

8. STOCK-BASED COMPENSATION

The Company's employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, restricted stock units ("performance shares"), and deferred stock units. LNC has a policy of issuing new shares to satisfy option exercises.

LNC issues share-based compensation awards under an authorized plan, subject to specific vesting conditions. Generally, compensation expense is recognized ratably over a three-year vesting period, but recognition may be accelerated upon the occurrence of certain events. For awards that specify an employee will vest upon retirement and an employee is eligible to retire before the end of the normal vesting period, the Company would record compensation expense over the period from the grant date to the date of retirement eligibility. On January 1, 2006, the Company adopted SFAS 123-R under the modified prospective method. Accordingly, prior period amounts have not been restated.

Under the modified prospective method, the fair value of all employee stock options vesting on or after the adoption date is generally included in the determination of net income as the options vest. The fair value of stock options granted has been estimated using the Black-Scholes option valuation model considering assumptions for dividend yield, expected volatility, risk-free interest rate and expected life of the option. The fair value of the option grants is amortized on a straight-line basis over the implicit service period of the employee, considering retirement eligibility. For those employees that will achieve retirement eligibility during the vesting period, the expense is recognized evenly up through the retirement eligibility date or immediately upon grant for participants already eligible for retirement.

Total pre-tax compensation expense (income) for stock-based awards to employees of the company is as follows:

                         2006   2005   2004
                         ----   ----   ----
                            (IN MILLIONS)
                         ------------------
Stock options             $ 3    $--    $ 1
Shares                     19     14     11
Cash awards                 1      1      1
SARs                       (1)     2      4
Restricted stock            1      1      1
                          ---    ---    ---
Total                     $23    $18    $18
                          ===    ===    ===
Recognized tax benefit    $ 8    $ 6    $ 6

The compensation cost is included in the underwriting, acquisition, insurance, and other expenses line item on the Company's Supplemental Consolidated Statements of Income.

9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES

STATUTORY INFORMATION AND RESTRICTIONS -- LNL

Net income as determined in accordance with statutory accounting practices for LNL was $229 million, $544 million and $310 million for 2006, 2005 and 2004, respectively. Statutory surplus as determined in accordance with statutory accounting practices for LNL was $3.0 billion and $3.2 billion for December 31, 2006 and 2005, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect LNL's reported statutory surplus. LNL utilizes the Indiana universal life method to calculate reserves for universal life policies, which increased statutory surplus by $227 million and $210 million at December 31, 2006 and 2005, respectively. LNL also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $14 million and $15 million at December 31, 2006 and 2005, respectively.

LNL is subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

LNL paid dividends of $350 million, $200 million and $150 million to LNC during 2006, 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, LNL expects that we could pay dividends of $301 million in 2007 without prior approval from the Commissioner.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2007 will be constrained as a result of our status in New York.

STATUTORY INFORMATION AND RESTRICTIONS -- JPL, JPFIC AND JPLA

Net income for JPFIC for the nine months ending December 31, 2006 as determined in accordance with statutory accounting practices was $210 million and net loss for JPL and JPLA for the nine months ending December 31, 2006 as determined in accordance with statutory accounting practices was $114 million and $26 million, respectively. Statutory surplus as determined in accordance with statutory accounting practices for JPL, JPFIC and JPLA was $773 million, $1,140 million and $69 million at December 31, 2006, respectively.

JPL prepares financial statements on the basis of SAP prescribed or permitted by the North Carolina Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. JPL does not utilize any permitted practices in the preparation of its statutory financial statements.

The General Statues of North Carolina require JPL to maintain capital of $1.2 million and minimum unassigned surplus of $.3 million. Additionally, North Carolina limits the amount of dividends that the Company and its insurance subsidiary may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. JPL paid dividends of $2 million to LNC during 2006. JPL expects that we could pay dividends of $77 million in 2007 without prior approval from North Carolina.

JPFIC prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance for JPFIC, and the New Jersey Department of Banking and Insurance for JPLA. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. JPFIC and JPL do not utilize any permitted practices in the preparation of the statutory financial statements.

The General Statutes of Nebraska require JPFIC to maintain minimum capital of $1,000 and minimum surplus of $1,500 over and above capital. Additionally, the General Statutes of Nebraska limit the amount of dividends that JPFIC may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, JPFIC could pay $288,378 in dividends in 2007 without prior approval of the Nebraska Commissioner of Insurance.

The New Jersey statutes require JPLA to maintain minimum capital of $1.5 million and minimum unassigned surplus of $6.1 million. Additionally, the New Jersey statutes limit the amount of dividends that JPLA may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. JPLA expects that we could pay dividends of $7 million in 2007 without prior approval from the New Jersey Commissioner of Banking and Insurance.

REINSURANCE CONTINGENCIES

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Swiss Re Life & Health America, Inc. ("Swiss Re") represents our largest reinsurance exposure. In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Supplemental Consolidated Balance Sheets in accordance with the requirements of SFAS 113. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2006 and 2005 we amortized $49 million after-tax ($76 million pre-tax) per year and in 2004 we amortized $57 million after-tax ($87 million pre-tax) of deferred gain on the sale of the reinsurance operation. In the third quarter of 2004, we adjusted the deferred gain up by $77 million. As a result, the amortization of the deferred gain in 2004 included an adjustment upward of $9 million after-tax.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2006 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2006

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9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Supplemental Consolidated Balance Sheets with a corresponding reinsurance receivable from the business sold to Swiss Re, which totaled $3.8 billion at December 31, 2006, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.9 billion at December 31, 2006, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivative liabilities at December 31, 2006 included $1.8 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

MARKETING AND COMPLIANCE ISSUES

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, National Association of Securities Dealers ("NASD"), and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, certain of these inquiries. We continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. Our management continues to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

LEASES

Significant leases include the lease for our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining options for extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases in 2006, 2005 and 2004 was $47 million, $55 million and $55 million, respectively. Future minimum rental commitments are as follows (in millions):

2007-$45
2008-$40
2009-$28
2010-$17
2011-$13
Thereafter-$40

In addition, the Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

INSURANCE CEDED AND ASSUMED

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on newly issued non-term life insurance contracts and approximately 45% to 50% of total mortality risk including term insurance contracts. Our policy is to retain no more than $5 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance ("COLI") is $1 million and $2 million, respectively.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At December 31, 2006, the reserves associated with these reinsurance arrangements totaled $1.8 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see
Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

VULNERABILITY FROM CONCENTRATIONS

At December 31, 2006, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real

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9. RESTRICTIONS, COMMITMENTS AND CONTINGENCIES (CONTINUED)

estate. At December 31, 2006, 31% of such mortgages, or $2.3 billion, involved properties located in California, Pennsylvania and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $28 million. Also at December 31, 2006, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Individual Markets Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 49%, 48% and 45% of Individual Markets Annuities deposits in 2006, 2005 and 2004, respectively and represented approximately 67% of our total Individual Markets Annuities variable annuity product account values at December 31, 2006, 2005 and 2004. In addition, fund choices for certain of our other variable annuity products offered in our Individual Markets Individual Annuity segment include American Fund Insurance SeriesSM ("AFIS") funds. For the Individual Markets Individual Annuity segment, AFIS funds accounted for 60%, 57% and 56% of variable annuity product deposits in 2006, 2005 and 2004 respectively and represented 57%, 52% and 51% of the segment's total variable annuity product account values at December 31, 2006, 2005 and 2004, respectively.

OTHER CONTINGENCY MATTERS

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $3 million and $4 million at December 31, 2006 and 2005, respectively, whose contractual amounts represent credit exposure.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As a result of our merger with JPL, we now distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500(R) index call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and generally offsets the change in value of the embedded derivative within the indexed annuity, which is recorded as a component of interest credited to policyholders' within insurance benefits. SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included in interest credited. Interest credited was decreased by $59 million in 2006 for the changes in the fair value of these liabilities. The notional amounts of policyholder fund balances allocated to the equity-index options were $2.4 billion at December 31, 2006.

By using derivative instruments, we are exposed to credit risk (our counterparty fails to make payment) and market risk (the value of the instrument falls and we are required to make a payment). When the fair value of a derivative contract is positive, this generally indicates that the counterparty owes us and, therefore, creates a credit risk for us equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is negative, this generally indicates we owe the counterparty and therefore we have no credit risk, but have been affected by market risk. We minimize the credit risk in derivative instruments by entering into transactions with high quality counterparties with minimum credit ratings that are reviewed regularly by us, by limiting the amount of credit exposure to any one counterparty, and by requiring certain counterparties to post collateral if our credit risk exceeds certain limits. We also maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We do not believe that the credit or market risks associated with derivative instruments are material to any insurance subsidiary or the Company.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2.

A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                                     ASSETS (LIABILITIES)
                                                   NOTIONAL OR CONTRACT AMOUNTS   CARRYING VALUE/FAIR VALUE
                                                   ----------------------------   -------------------------
                                                       2006            2005           2006          2005
                                                   ------------   -------------   -----------   -----------
                                                                         (IN MILLIONS)
                                                   --------------------------------------------------------
Interest rate derivative instruments:
   Interest rate cap agreements                       $5,950          $5,450         $   3         $   5
   Interest rate swap agreements                       1,188             462             8             9
                                                      ------          ------         -----         -----
      Total interest rate derivative instruments       7,138           5,912            11            14
                                                      ======          ======         =====         =====
Foreign currency derivative instruments:
   Foreign currency swaps                                 86              58            (7)           (5)
Credit derivative instruments:
   Credit default swaps                                   20              20            --            --
Equity indexed derivative instruments:
   Call options (based on LNC stock)                       1               1            22            17
   Call options (based on SPX Index)                   2,357              --           185            --
   Embedded derivatives per SFAS 133                      --              --          (132)         (268)
                                                      ------          ------         -----         -----
      Total derivative instruments*                   $9,602          $5,991         $  79         $(242)
                                                      ======          ======         =====         =====

----------
* Total derivative instruments for 2006 are composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability on the Supplemental Consolidated Balance Sheet. Total derivative instruments for 2005 are composed of an asset of $41 and liabilities of $6 million and $278 million on the Supplemental Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                 INTEREST RATE    INTEREST RATE    FOREIGN CURRENCY
                                CAP AGREEMENTS   SWAP AGREEMENTS    SWAP AGREEMENTS
                               ---------------   ---------------   ----------------
                                2006     2005     2006     2005     2006     2005
                               ------   ------   ------   ------   ------   -------
                                                   (IN MILLIONS)
                               ----------------------------------------------------
Balance at beginning of year   $5,450   $4,000   $  462    $446     $ 58      $ 42
New contracts                     750    1,450      789      36       30        30
Terminations and maturities      (250)      --      (63)    (20)      (2)      (14)
                               ------   ------   ------    ----     ----      ----
   Balance at end of year      $5,950   $5,450   $1,188    $462     $ 86      $ 58
                               ======   ======   ======    ====     ====      ====

                                                          CALL OPTIONS           CALL OPTIONS
                               CREDIT DEFAULT SWAPS   (BASED ON LNC STOCK)   (BASED ON SPX INDEX)
                               --------------------   --------------------   --------------------
                                 2006        2005       2006        2005       2006        2005
                               --------   ---------   --------   ---------   --------   ---------
                                                          (IN MILLIONS)
                               ------------------------------------------------------------------
Balance at beginning of year     $ 20        $ 13        $ 1        $ 1       $    --      $--
New contracts                      10          20         --         --         3,377       --
Terminations and maturities       (10)        (13)        --         --        (1,020)      --
                                 ----        ----        ---        ---       -------      ---
   Balance at end of year        $ 20        $ 20        $ 1        $ 1       $ 2,357      $--
                                 ====        ====        ===        ===       =======      ===

ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

As of December 31, 2006 and 2005, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended December 31, 2006, 2005 and 2004, we recognized after tax after-DAC net losses of $2 million, less than $1 million and $7 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2006, 2005 and 2004, we recognized after-tax after-DAC losses of $16 million, $7 million and $10 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

DERIVATIVE INSTRUMENTS DESIGNATED IN CASH FLOW HEDGES

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The open positions at December 31, 2006, expire in 2007 through 2026.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2006, there were no interest rate swaps hedging forecasted asset purchases.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2014 through 2016.

CALL OPTIONS ON LNC STOCK

We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time as the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in net income during the period of change (reported as realized gain (loss) on investments in the Supplemental Consolidated Statements of Income except where otherwise noted below).

FORWARD STARTING INTEREST RATE SWAP AGREEMENTS

We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in return, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain (loss) on investments and derivative instruments. As of December 31, 2006, there were no forward starting interest rate swap agreements.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements, which expire in 2007 through 2011, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

SWAPTIONS

Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2006, there were no outstanding swaptions.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133, as amounts are insignificant. As of December 31, 2006, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2006, we had credit swaps with a notional amount of $20 million, which expire in 2010.

CALL OPTIONS ON LNC STOCK

As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN DEFERRED COMPENSATION PLAN

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

DERIVATIVE INSTRUMENT EMBEDDED IN MODIFIED COINSURANCE AGREEMENTS WITH FUNDS WITHHELD ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

DERIVATIVE INSTRUMENT EMBEDDED IN VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value of the embedded derivatives flows through net income through the benefits line in the Supplemental Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS EMBEDDED IN AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2005 through December 31, 2006 are not discussed in this disclosure.

ADDITIONAL DERIVATIVE INFORMATION

Income other than realized gains and losses for the agreements and contracts described above amounted to $78 million, $14 million and $26 million in 2006, 2005 and 2004, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2006, the exposure was $176 million.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

FIXED MATURITY AND EQUITY SECURITIES -- AVAILABLE-FOR-SALE, HELD-TO-MATURITY AND TRADING SECURITIES

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS ON REAL ESTATE

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or;
3) the fair value of the collateral if the loan is collateral dependent.

POLICY LOANS

The fair value of policy loans outstanding has been estimated using a current risk-free interest rate applied to expect future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

DERIVATIVE INSTRUMENTS

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

OTHER INVESTMENTS, AND CASH AND INVESTED CASH

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

INVESTMENT TYPE INSURANCE CONTRACTS

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Investment Contractholder and Policyholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

SHORT-TERM AND LONG-TERM DEBT

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

INVESTMENT COMMITMENTS

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

SEPARATE ACCOUNTS

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                   2006                          2005
                                       ---------------------------   ---------------------------
                                       CARRYING VALUE   FAIR VALUE   CARRYING VALUE   FAIR VALUE
                                       --------------   ----------   --------------   ----------
                                                             (IN MILLIONS)
                                       ---------------------------------------------------------
Assets (liabilities):
Securities available-for-sale
   Fixed maturies                         $ 54,697       $ 54,697       $ 32,245       $ 32,245
   Equity                                      218            218            101            101
Trading securities                           2,820          2,820          2,985          2,985
Mortgage loans on real estate                7,344          7,530          3,662          3,859
Policy loans                                 2,755          2,979          1,858          2,003
Derivative instruments *                        79             79           (243)          (243)
Other investments                              819            819            423            423
Cash and invested cash                       1,762          1,762          1,962          1,962
Investment type insurance contracts:
   Deposit contracts and certain
      guaranteed interest contracts        (28,628)       (28,605)       (21,270)       (21,273)
   Remaining guaranteed interest
      and similar contracts                   (245)          (245)           (13)           (13)
Short-term debt                                (21)           (21)           (34)           (34)
Long-term debt                              (1,440)        (1,395)        (1,250)        (1,324)
Guarantees                                      --             --             --             --
Investment commitments                          --         (1,308)            --             --

----------
* Total derivative instruments for 2006 are composed of an asset of $245 million recorded in derivative investments, a $52 million contra-liability recorded in insurance policy and claim reserves and a liability of $218 million recorded in reinsurance related derivative liability. Total derivative instruments for 2005 are composed of an asset of $41 million in derivative investments, a $6 million liability in insurance policy and claim reserves and a liability of $278 million recorded in reinsurance related derivative liability.

As of December 31, 2006 and 2005, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $789 million and $383 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

11. SEGMENT INFORMATION

In the quarter ended June 30, 2006, LNC completed its merger with Jefferson-Pilot and changed its management organization. LNC also realigned its reporting segments, which included those of LNL to reflect the current manner by which its chief operating decision makers view and manage the business. All segment data for reporting periods have been adjusted to reflect the current segment reporting. As a result of these changes, we provide products and services in two operating businesses: (1) Individual Markets and (2) Employer Markets, and report results through three business segments. The following is a brief description of these segments.

INDIVIDUAL MARKETS. The Individual Markets business provides its products through two segments, Individual Annuities and Individual Life Insurance. Various insurance and investment products are currently marketed to individuals and businesses in the United States. Through its Individual Annuities segment, Individual Markets provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities, and variable annuities. The Individual Life Insurance segment offers wealth protection and transfer opportunities through both single and survivorship versions of universal life, variable universal life, interest-sensitive whole life, term insurance, as well as a linked-benefit product, which is a universal life insurance policy linked with riders that provide for long-term care costs.

EMPLOYER MARKETS. The Employer Markets business provides its products through two segments, Retirement Products and Group Protection. The Retirement Products segment consists of its Defined Contribution business. Employer Markets also provides employer-sponsored variable and fixed annuities, mutual-fund based programs in the 401(k), 403(b), and 457 marketplaces and corporate/bank owned life insurance. The Group Protection segment offers group non-medical insurance products, principally term life, disability and dental, to the employer marketplace through various forms of contributory and noncontributory plans.

We also have Other Operations which includes the financial data for operations that are not directly related to the business segments, unallocated corporate items (such as investment income on investments related to the amount of statutory surplus in our insurance subsidiaries that is not allocated to our business units and other corporate investments, interest expense on short-term and long-term borrowings, and certain expenses, including restructuring and merger-related expenses) and the historical results of the former reinsurance segment, which was sold to Swiss Re Life & Health America Inc. ("Swiss Re") in the fourth quarter of 2001, along with the ongoing amortization of deferred gain on the indemnity reinsurance portion of the transaction with Swiss Re.

Financial data by segment is as follows:

                                         2006     2005     2004
                                        ------   ------   ------
                                              (IN MILLIONS)
                                        ------------------------
REVENUE:
Segment Operating Revenue:
   Individual Markets:
      Individual Annuities              $1,914   $1,309   $1,278
      Life Insurance                     3,178    1,840    1,847
                                        ------   ------   ------
      Individual Markets Total           5,092    3,149    3,125
                                        ------   ------   ------
   Employer Markets:
      Retirement Products                1,355    1,168    1,125
      Group Protection                   1,033       --       --
                                        ------   ------   ------
      Employer Markets Total             2,388    1,168    1,125
                                        ------   ------   ------
   Other Operations                        474      309      621
   Consolidating adjustments              (164)      --     (354)
   Net realized investment results(1)       (2)     (16)     (45)
   Reserve development net of related
      amortization on business sold
      through reinsurance                    1        1        1
                                        ------   ------   ------
      Total                             $7,789   $4,611   $4,473
                                        ======   ======   ======
NET INCOME:
Segment net income:
   Individual Markets:
      Individual Annuities              $  323   $  197   $  169
      Life Insurance                       470      238      252
                                        ------   ------   ------
      Individual Markets Total             793      435      421
                                        ------   ------   ------
   Employer Markets:
      Retirement Products                  249      206      181
      Group Protection                      99       --       --
                                        ------   ------   ------
      Employer Markets Total               348      206      181
                                        ------   ------   ------
   Other Operations                         20       12        9
   Net realized investment results(2)       (1)     (10)     (29)
   Reserve development net of related
      amortization on business sold
      through reinsurance                    1        1        1
                                        ------   ------   ------
   Income before cumulative effect of
      accounting changes                 1,161      644      583
   Cumulative effect of accounting
      changes                               --       --      (26)
                                        ------   ------   ------
Net Income                              $1,161   $  644   $  557
                                        ======   ======   ======

----------
(1) Includes realized losses on investments of $6 million, $20 million and $47 million for 2006, 2005 and 2004, respectively; realized losses on derivative instruments of $(1) million and $(11) million for 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $4 million, $5 million and $(1) million in 2006, 2005 and 2004, respectively; and gain on sale of subsidiaries/businesses of $14 million for 2004.

(2) Includes realized losses on investments of $4 million $13 million and $21 million for 2006, 2005 and 2004, respectively; realized gains (losses) on derivative instruments of less than $1 million, less than $(1) million and $(7) million for 2006, 2005 and 2004, respectively; gain (loss) on reinsurance embedded derivative/trading securities of $2 million, $3 million and $(1) million for 2006, 2005 and 2004, respectively.

                                                               2006       2005
                                                             --------   --------
                                                                (IN MILLIONS)
                                                             -------------------
ASSETS:
   Annuities                                                 $ 70,520   $ 48,250
   Life Insurance                                              42,691     21,795
   Retirement Products                                         37,274     33,478
   Group Protection                                             2,341         --
   Other Operations                                            10,058      6,649
   Consolidating adjustments                                    1,932      3,882
                                                             --------   --------
Total                                                        $164,816   $114,054
                                                             ========   ========

12. SHAREHOLDER'S EQUITY

All authorized and issued shares of LNL, JPL, JPFIC and JPLA are owned by LNC.

Details underlying the supplemental consolidated balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                               2006       2005
                                                             -------    -------
                                                                (IN MILLIONS)
                                                             ------------------
Fair value of securities available-for-sale                  $54,915    $32,346
Cost of securities available-for-sale                         54,051     31,362
                                                             -------    -------
Unrealized gain                                                  864        984
Adjustments to deferred acquisition costs and value of
   business acquired                                            (227)      (266)
Amounts required to satisfy policyholder commitments             (20)       (31)
Foreign currency exchange rate adjustment                         28         16
Deferred income taxes                                           (224)      (251)
                                                             -------    -------
Net unrealized gain on securities available-for-sale         $   421    $   452
                                                             =======    =======

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Supplemental Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Supplemental Consolidated Statements of Shareholder's Equity are as follows:

                                                                   2006    2005   2004
                                                                   ----   -----   ----
                                                                      (IN MILLIONS)
                                                                   -------------------
Unrealized gains (losses) on securities available-for-sale
   arising during the year                                         $  7   $(479)  $116
Less: Reclassification adjustment for gains on disposals of
   prior year inventory included in net income(1)                    65      39     82
Less: Federal income tax expense (benefit)                          (27)   (189)    11
                                                                   ----   -----   ----
Net change in unrealized gain on securities available-for-sale,
   net of reclassifications and federal income tax expense         $(31)  $(329)  $ 23
                                                                   ====   =====   ====

----------
(1) The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Supplemental Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $3 million, $5 million and $3 million for 2006, 2005 and 2004, respectively, and net of adjustments to DAC of $1 million, $(7) million and $(8) million for 2006, 2005 and 2004, respectively.

13. RESTRUCTURING CHARGES

The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Supplemental Consolidated Statements of Income in the year incurred and are included in the Other Operations segment.

2006 RESTRUCTURING PLAN

Upon completion of LNC's merger with Jefferson-Pilot, a restructuring plan was implemented relating to the integration of LNC's legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning LNC and its affiliates for future growth.

The following details LNL's restructuring charges associated with this integration plan:

                                                      TOTAL
                                                 ----------------
                                                   (IN MILLIONS)
                                                 ----------------
Amounts incurred in 2006
   Employee severance and termination benefits         $12
   Abandoned office space                                1
                                                       ---
Total 2006 restructuring charges                        13
Amounts expended in 2006                                (6)
                                                       ---
Restructuring reserve at December 31, 2006             $ 7
                                                       ===
Additional amounts expended that do not
qualify as restructuring charges                       $14
Expected completion date                         4th Quarter 2009

2005 RESTRUCTURING PLAN

During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $7 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4 million and rent on abandoned office space of $3 million. The remaining reserves totaled $1 million at December 31, 2006. The plan was completed by year end 2006, except for lease payments on vacated space which run through 2008.

2003 RESTRUCTURING PLANS

In January 2003, the operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, we announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities.

The total pre-tax restructuring charges recorded in 2005 and 2004 were $23 million and $20 million, respectively. Pre-tax amounts reversed in restructuring charges in 2006 and 2004 were $1 million in each year. Additional pre-tax amounts expended that do not qualify as restructuring charges in 2005 and 2004 were $7 million and $15 million, respectively. These plans were completed in 2006.

14. TRANSACTIONS WITH AFFILIATES

Cash and short-term investments at December 31, 2006 and 2005 include our participation in a cash management agreement with LNC of $389 million and $227 million, respectively. Related investment income was $14 million, $6 million and $3 million in 2006, 2005 and 2004, respectively. Short-term debt represents notes payable to LNC of $21 million and $34 million at December 31, 2006 and 2005, respectively. Total interest expense for this short-term debt was $1 million per year in 2006, 2005 and 2004. As shown in Note 5, LNC supplied funding to us totaling $1.390 billion in 2006 and $1.250 billion in 2005, in exchange for notes. The interest expense on these notes was $78 million per year in 2006, 2005 and 2004. HARCO supplied funding to JPFIC totaling $50 million in 1994, in exchange for Notes.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $36 million, $41 million, and $32 million from DMH for transfer pricing in 2006, 2005, and 2004. We also received fees of $4 million in 2006, from the Jefferson-Pilot Companies, for distributing Variable Universal Life products.

We paid fees of $57 million, $72 million and $79 million to DMH for investment management services in 2006, 2005 and 2004, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $59 million, $122 million and $101 million in 2006, 2005 and 2004, respectively.

We cede and accept reinsurance from affiliated companies. As discussed in Note 6, we cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. We also cede certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines, to LNR Barbados. As of December 31, 2006, 2005 and 2004, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Supplemental Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                     2006    2005    2004
                                    -----   -----   -----
                                        (IN MILLIONS)
                                    ---------------------
Insurance assumed                   $  25   $  --   $  --
Insurance ceded                      (238)   (219)   (116)
                                    -----   -----   -----
Net reinsurance premiums and fees   $(213)  $(219)  $(116)
                                    =====   =====   =====

The Supplemental Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                                 2006    2005
                                                                 ----    ----
                                                                 (IN MILLIONS)
                                                                 -------------
Future policy benefits and claims assumed                        $141   $    3
Future policy benefits and claims ceded                           951    1,052
Amounts recoverable from reinsurers on paid and unpaid losses      16       16
Reinsurance payable on paid losses                                 11        3
Funds held under reinsurance treaties-net liability               702      718

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1,149 million and $751 million at December 31, 2006 and 2005, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

The Company has entered into service agreements with the Parent and other subsidiaries of the Parent for personnel and facilities usage, general management services and investment management services. The Company was reimbursed $199 million in for general management and investment services provided by the Company, of which $46 million remained receivable as of December 31, 2006, related to these agreements. The Company also made various disbursements to its affiliates, of which $8 million remained payable as of December 31, 2006. These balances are included in other assets on the Supplemental Consolidated Balance Sheets.

The Company owns the following securities of Jefferson-Pilot affiliates. Amounts are reflected at the carrying amounts in the Supplemental Consolidated Balance Sheets as of December 31.

                                                        2006   2005
                                                        ----   ----
                                                       (IN MILLIONS)
                                                       -------------
Lincoln Financial Media Company (affiliate) Senior
   Promissory Notes  due 2006 through 2013, interest
   ranging from 4.2% to 7.7%                            $ 29    $--
Lincoln National Corporation (Parent) Senior Notes
   Series due 2008 interest 4.6%                         200     --
Lincoln National Corporation Senior Promissory Notes
   due 2007, interest rate of 5.25%                        6     --

The Company recognized interest income on these securities totaling $9 million as of December 31, 2006.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity contracts. The amount paid is based on sales during the period and contracts in force. The Company recorded expenses of $21 million as of December 31, 2006 related to this agreement.

During 1999, JPLA paid an affiliate, JPFIC $100 million in premiums for a company owned life insurance policy on certain of its employees. At December 31, 2006, the cash surrender value of this policy totaled approximately $148 million.

15. SUBSEQUENT EVENT

On April 26, 2007, the Indiana Department of Insurance approved to move ownership of First Penn-Pacific Life Insurance Company, a wholly owned subsidiary of the Company to LNC, the parent of the Company. This move of ownership was made in the form of a dividend, effective May 2, 2007 in the amount of $492 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying supplemental consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2006 and 2005, and the related supplemental consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These supplemental financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these supplemental financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The supplemental consolidated financial statements give retroactive effect to the merger of the Company with Jefferson-Pilot Financial Insurance Company, which occurred on July 2, 2007, and to the merger of the Company with Jefferson-Pilot Life Insurance Company ("JPL"), which occurred on April 2, 2007. These mergers have been accounted for in a manner similar to a pooling-of-interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles proscribe giving effect to a consummated acquisition accounted for by the pooling-of-interests method in the financial statements that do not include the date of consummation. These supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of The Lincoln National Life Insurance Company after financial statements covering the dates of consummation of the mergers are issued.

In our opinion, the supplemental consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2006 and 2005, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles applicable after financial statements are issued for a period which includes the dates of the consummation of the business combinations.

As discussed in Note 2 to the supplemental consolidated financial statements, in 2006 the Company changed its method of accounting for defined benefit pension and other postretirement plans. Also, as discussed in Note 2 to the supplemental consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts.

/s/ Ernst & Young LLP
-----------------------
Ernst & Young LLP

Philadelphia, PA
July 2, 2007

                  Lincoln National Variable Annuity Account C

                           PART C - OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) List of Financial Statements

     1. Part A

     The Table of Condensed Financial Information is included in Part A of this Registration Statement incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

     2. Part B

     The following financial statements for the Variable Account are included in Part B of this Registration Statement:

     Statement of Assets and Liabilities - December 31, 2006

     Statement of Operations - Year ended December 31, 2006

     Statements of Changes in Net Assets - Years ended December 31, 2006 and
     2005

     Notes to Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     3. Part B

     The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration
     Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     ConsolidatedStatements of Income - Years ended December 31, 2006, 2005, and 2004

     Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005 and 2004

     Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following consolidated financial statements for Jefferson-Pilot Life Insurance Company and Subsidiary are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Shareholder's Equity - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Cash Flows - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following consolidated financial statements for Jefferson Pilot Financial Insurance Company and Subsidiary are included in Part B of this Registration Statement:

     Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Consolidated Statements of Income - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Shareholder's Equity - For the periods April 3 through December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Consolidated Statements of Cash Flows - For the periods April 3 through
      December 31, 2006, and January 1 through April 2, 2006, and for the years ended December 31, 2005, and December 31, 2004

     Notes to Consolidated Financial Statements - December 31, 2006

     Report of Independent Registered Public Accounting Firm

     The following supplemental consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:

     Supplemental Consolidated Balance Sheets - Years ended December 31, 2006 and 2005

     Supplemental Consolidated Statements of Income - Years ended December 31, 2006, 2005, and 2004

     Supplemental Consolidated Statements of Shareholder's Equity - Years ended December 31, 2006, 2005 and 2004

     Supplemental Consolidated Statements of Cash Flows - Years ended December 31, 2006, 2005, and 2004

     Notes to Supplemental Consolidated Financial Statements - December 31,
     2006

     Report of Independent Registered Public Accounting Firm

(b) List of Exhibits

(1) Resolution of Board of Directors and Memorandum from the President of The Lincoln National Life Insurance Company authorizing establishment of the Variable Account are incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 33-25990) filed on April 22, 1999.

(2) Not Applicable

(3) (a) Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 33-25990) filed on April 22, 1999.

   (b) Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (c) Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 33-25990) filed on April 13, 2000.

   (d) Form of Principal Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 20 (File No. 333-35784) filed on April 10, 2007.

(4) (a) Variable Annuity Contract incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (b) Estate Enhancement Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (c) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (d) Bonus Credit Rider incorporated herein by reference to Post-Effective Amendment No.3 (File No. 333-36304) filed on August 8, 2001.

   (e) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.

   (f) Annuity Payment Option Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

   (g) DCA Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (h) Fixed Account Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-61592) filed on August 23, 2001.

   (i) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (j) Income4Life(SM) Rider for Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (k) Income4Life(SM) Rider for Non-Qualified contracts incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

   (l) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (m) i4LA-Q Rider incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-68842) filed on October 11, 2002.

   (n) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (o) IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (p) Roth IRA Contract Amendment incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (q) Contract Benefit Data (I4LA-CB) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (s) I4LA-NQ Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (t) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (u) I4LA-Q-PR Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (v) Section 403(b) Annuity Endorsement incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (w) Accumulated Benefit Enhancement (ABE) Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (x) Estate Enhancement Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (y) Enhanced Guaranteed Minimum Death Benefit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-68842) filed on April 10, 2003.

   (z) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 14 (File No. 333-40937) filed on April 24, 2003.

   (aa) I4L-NQ-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (bb) I4L-Q-PR 8/03 Rider incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed on April 21, 2004.

   (cc) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-35780) filed on June 9, 2004.

   (dd) Variable Annuity Income Rider (I4LA-MF5-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ee) Variable Annuity Income Rider (I4LA-MF5-Q-PR 9/05) incorporated herein by reference to Post-Effectie Amendment No. 8 (File No. 333-68842) filed on August 18, 2005.

   (ff) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.

   (gg) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (hh) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ii) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (jj) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (kk) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (ll) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 18, 2006.

   (mm) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-68842) filed on December 21, 2006.

   (nn) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

   (oo) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

(5) Form of Application incorporated herein by reference to Post-Effective Amendment No. 10 (File No. 333-68842) filed on April 20, 2006.

(6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-40745) filed on November 21, 1997.

   (b) By-Laws of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-40937) filed on November 9, 1998.

(7) Form of Amended and Restated Automatic Indemnity Reinsurance Agreement dated July 1, 2003 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-36316) filed on September 26, 2006.

(8) (a) (i) Services Agreement between Delaware Management Holdings, Inc.,
            Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-1A (File No. 2-80741) filed on April 10, 2000.

       (ii) Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-43373) filed on April 4, 2002.

       (iii) Form of Amendment to Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc. and The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-04999) filed on April 12, 2006.

     (b) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:

       (i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (ii) Alliance Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (iii) Baron Capital Funds Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (v) DWS (Scudder) Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (vi) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (vii) Fidelity Variable Insurance Products Fund incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (viii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (ix) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (x) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xi) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xiii) Wells Fargo Variable Trust Funds incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-68842) filed April 21, 2004.

       (xiv) American Century Variable Products incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

       (xv) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

(9) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to the legality of securities being issued incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-68842) filed on December 10, 2001.

(10) (a) Consent of Independent Registered Public Accounting Firm

   (b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company incorporated herein by reference to Post-Effective Amendment No. 13 (File No. 333-68842) filed on April 18, 2007.

(11) Not Applicable

(12) Not Applicable

(13) Not Applicable

(14) Not Applicable

(15) Organizational Chart of The Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-04999) filed on July 2, 2007.

Item 25. Directors and Officers of the Depositor

   The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln National Variable Annuity Account C as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


Name                          Positions and Offices with Depositor
---------------------------   -------------------------------------------------------------
Kelly D. Clevenger*           Vice President
Frederick J. Crawford**       Chief Financial Officer and Director
Christine S. Frederick***     Vice President and Chief Compliance Officer
Dennis R. Glass**             President and Director
Mark E. Konen***              Senior Vice President and Director
Barbara Kowalczyk**           Director
See Yeng Quek****             Senior Vice President, Chief Investment Officer and Director
Dennis L. Schoff**            Senior Vice President and General Counsel
Rise' C.M. Taylor*            Treasurer and Vice President
Westley V. Thompson***        Senior Vice President and Director
C. Suzanne Womack**           Secretary and Second Vice President

         * Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802

         ** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

        *** Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th Floor, Philadelphia, PA 19103-3682

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     See Exhibit 15: Organizational Chart of the Lincoln National Insurance Holding Company System.

Item 27. Number of Contractowners

As of May 31, 2007 there were 448,307 contract owners under Account C.

Item 28. Indemnification

     (a) Brief description of indemnification provisions.

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

   Lincoln Financial Distributors, Inc. (LFD) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Fund A (Group & Individual); Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y.


Name                        Positions and Offices with Underwriter
-------------------------   ------------------------------------------------
Terrence Mullen*            Chief Executive Officer, President and Director
David M. Kittredge*         Senior Vice President
Duane L. Bernt**            Vice President and Treasurer
Patrick J. Caulfield*       Vice President and Chief Compliance Officer
Frederick J. Crawford**     Director
Dennis R. Glass**           Director
Barbara S. Kowalczyk**      Director
Nancy A. Jordan***          Second Vice President, Chief Financial Officer
                            and Controller
Marilyn K. Ondecker***      Secretary

   * Principal Business address is 2001 Market Street, 4th Floor, Philadelphia, PA 19103

** Principal Business address is 1500 Market Street, Suite 3900,
Philadelphia, PA 19102

  *** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

     (c) N/A

Item 30. Location of Accounts and Records

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.

   (d) Lincoln Life hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

   (e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs
      (1) through (4) set forth in that no-action letter.

Item 33.

For contracts sold in connection with the Texas Optional Retirement Program, Registrant is relying on Rule 6c-7 and represents that paragraphs (a) through
(d) of that rule have been complied with.

                                   SIGNATURES

a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 14to the Registration Statement to be signed on its behalf, in the City of Fort Wayne, and State of Indiana on this2nd day of July, 2007.


      Lincoln National Variable Annuity Account C (Registrant)
      Multi-Fund (Reg. TM) 5
      By:   /s/ Robert L. Grubka
            ------------------------------------
            Robert L. Grubka
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)
      THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
      (Depositor)
      By:   /s/ Brian A. Kroll
            ------------------------------------
            Brian A. Kroll
            (Signature-Officer of Depositor)
            Vice President, The Lincoln National Life Insurance Company
                                        (Title)

(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on July 2, 2007.


Signature                        Title
*                                President and Director (Principal Executive Officer)
------------------------------
Dennis Glass
*                                Chief Financial Officer and Director (Principal Financial
------------------------------
                                 Officer/Principal Accounting Officer)
Frederick J. Crawford
*                                Senior Vice President and Director
------------------------------
Mark E. Konen
*                                Senior Vice President and Director
------------------------------
Westley V. Thompson
*                                Director
------------------------------
Barbara S. Kowalczyk
*                                Senior Vice President and Director
------------------------------
See Yeng Quek
*By:/s/ Robert L. Grubka         Pursuant to a Power of Attorney
 ---------------------------
  Robert L. Grubka